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                                                                  EXHIBIT 10.12

                                STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

                    CONTRACT FOR FURNISHING HEALTH SERVICES
                                      BY A
                        HEALTH MAINTENANCE ORGANIZATION

                                  April 1, 2000

                        Illinois Department of Public Aid
                          Division of Medical Programs
                             Bureau of Managed Care
                           201 South Grand Avenue East
                        Springfield, Illinois 62763-0001

                                    Ann Patla
                                    Director

                           Matt Powers, Administrator
                          Division of Medical Programs

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attaching a contract that has been redlined against the version sent to you on
February 16, 2000.

      The Department will continue to work with you on Affirmative Choice and guaranteed eligibility. As these are education and eligibility issues, it is not necessary that they be specifically detailed in the contract. Should these programs be approved, they can be implemented without an amendment to the contract.

      Some of the MCOs have requested that at the contract contain a clause regarding automatic rate parity when a fee-for-service rate increase is given. The contract does not include this clause.

      The rates contained in the final contract reflect 98% of the fee-for-service equivalent. Please note, however, due to the tight time frame for executing the contract the capitation payments for April, 2000 will be at the old rates. Once system changes have been made to reflect the new rates, payment adjustments will be processed retroactive to April 1, 2000.

      I look forward to working with you in the future.

                                                  Sincerely

                                                  /s/ Ann Patla, Dr. HL
                                                  Ann Patla, Dr. HL
                                                  Director

E-mail: dpa_webmaster@state.il.us                                      Internet:
http://www.state.il.us/dpa/

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                                TABLE OF CONTENTS

                                                                                                     PAGE(s)
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
Article I
    Definitions....................................................................................     2
Article II
    Terms and Conditions...........................................................................     8
    2.1      Specification.........................................................................     8
    2.2      Rules of Construction.................................................................     8
    2.3      Performance of Services and Duties....................................................     9
    2.4      Language Requirements.................................................................     9
             (a)      Key Oral Contacts............................................................     9
             (b)      Written Material.............................................................    10
    2.5      List of Individuals in an Administrative Capacity.....................................    10
    2.6      Certificate of Authority..............................................................    10
    2.7      Obligation to Comply with other Laws..................................................    10

Article III
    Eligibility....................................................................................    12
    3.1      Determination of Eligibility..........................................................    12
    3.2      Enrollment Generally..................................................................    12
    3.3      Enrollment Limits.....................................................................    12
    3.4      Expansion to Other Contracting Areas..................................................    13

Article IV
    Enrollment, Coverage and Termination of Coverage...............................................    14
    4.1      Enrollment Process....................................................................    14
    4.2      Initial Coverage......................................................................    16
    4.3      Period of Enrollment..................................................................    17
    4.4      Termination of Coverage...............................................................    17
    4.5      Preexisting Conditions and Treatment..................................................    19
    4.6      Continuity of Care....................................................................    19
    4.7      Change of Site and Primary Care Provider or Women's Health Care Provider..............    19

Article V
    Duties of Contractor...........................................................................    21
    5.1      Services..............................................................................    21
             (a)      Amount, Duration and scope of Coverage.......................................    21
             (b)      Enumerated Covered Services..................................................    21
             (c)      Behavioral Health Services...................................................    22
             (d)      Services to Prevent Illness and Promote Health...............................    23
             (e)      Exclusions from Covered Services.............................................    24
             (f)      Limitations on Covered Services..............................................    24

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
             (g)      Right of Conscience..........................................................    25
             (h)      Emergency Services...........................................................    25
             (i)      Post-Stabilization Services..................................................    26
             (j)      Additional Services or Benefits..............................................    26
             (k)      Telephone Access.............................................................    27
             (l)      Pharmacy Formulary...........................................................    27
    5.2      Certified Local Health Department Services............................................    28
    5.3      Marketing.............................................................................    29
    5.4      Inappropriate Activities..............................................................    34
    5.5      Obligation to Provide Information.....................................................    35
    5.6      Quality Assurance, Utilization Review and Peer Review.................................    36
    5.7      Physician Incentive Plan Regulations..................................................    37
    5.8      Prohibited Affiliations...............................................................    37
    5.9      Records...............................................................................    38
             (a)      Maintenance of Business Records..............................................    38
             (b)      Availability of Business Records.............................................    38
             (c)      Patient Records..............................................................    38
    5.10     Computer System Requirements..........................................................    39
    5.11    Regular Report and Submission Requirements.............................................    40
    5.12     Health Education......................................................................    45
    5.13    Required Minimum Standards of Care.....................................................    46
             (a)      Healthy Kids/EPSDT Services to Beneficiaries Under Twenty-One
                      (21) Years...................................................................    46
             (b)      Preventive Medicine Schedule (Services to Beneficiaries Twenty-
                      One (21) Years of Age and Over)..............................................    47
             (c)      Maternity Care...............................................................    50
             (d)      Complex and Serious Medical Conditions.......................................    51
             (el      Access Standards.............................................................    51
             (f)      Linkages to Other Services...................................................    52
    5.14     Choice of Physicians..................................................................    53
    5.15     Timely Payments to Providers..........................................................    53
    5.16     Grievance Procedure and Beneficiary Satisfaction Survey...............................    54
    5.17     Provider Agreements and Subcontracts..................................................    55
    5.18     Site Registration and Primary Care Provider/Women's Health Care Provider
             Approval and Credentialing............................................................    57
    5.19     Advance Directives....................................................................    58
    5.20     Fees to Beneficiaries Prohibited......................................................    58
    5.21     Fraud and Abuse Procedures............................................................    58
    5.22     Beneficiary-Provider Communications...................................................    59

Article VI
    Duties of the Department.......................................................................    61
    6.1      Enrollment............................................................................    61
    6.2      Payment...............................................................................    61
    6.3      Limitation of Payment by the Department...............................................    61

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
    6.4      Department Review of Contractor Materials.............................................    61
    6.5      Eligible Enrollee Education Program...................................................    62

Article VII
    Payment and Funding............................................................................    63
    7.1     Payment Rates..........................................................................    63
    7.2      Adjustments...........................................................................    64
    7.3      Copayments under KidCare..............................................................    64
    7.4      Availability of Funds.................................................................    64
    7.5      Hold Harmless.........................................................................    65
    7.6      Payment in Full.......................................................................    65

Article VIII
    Term Renewal and Termination...................................................................    66
    8.1      Term..................................................................................    66
    8.2      Continuing Duties in the Event of Termination.........................................    66
    8.3      Termination With and With out Cause...................................................    66
    8.4      Automatic Termination.................................................................    67
    8.5      Reimbursement in the Event of Termination.............................................    67

Article IX
    General Terms..................................................................................    68
    9.1      Records Retention, Audits, and Reviews................................................    68
    9.7      Nondiscrimination.....................................................................    69
    9.3      Confidentiality of Information........................................................    69
    9.4      Notices...............................................................................    70
    9.5      Required Disclosures..................................................................    70
             (a)      Conflict of Interest.........................................................    70
             (b)      Disclosure of Interest.......................................................    71
    9.6      HCFA Prior Approval...................................................................    72
    9.7      Assignment............................................................................    72
    9.8      Similar Services......................................................................    72
    9.9      Amendments............................................................................    72
    9.10     Sanctions.............................................................................    73
             (a)      Failure to Report or Submit..................................................    73
             (b)      Failure to Submit Encounter Data.............................................    73
             (c)      Failure to Meet Minimum Standards of Care....................................    74
             (d)      Imposition of Prohibited Charges.............................................    74
             (e)      Misrepresentation or Falsification of Information............................    74
             (f)      Failure to Comply with the Physician Incentive Plan Requirements.............    74
             (e)      Failure to Meet Access Standards.............................................    75
             (h)      Failure to Provide Covered Services..........................................    75
             (i)      Discrimination Related to Pre-Existing Conditions............................    75
             (j)      Pattern of Marketing Failures................................................    75
             (k)      Other Failures...............................................................    75

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
    9.11     Sale or Transfer......................................................................    76
    9.12     Coordination of Benefits for Beneficiaries............................................    76
    9.13     Agreement to Obey All Laws............................................................    77
    9.14     Severability..........................................................................    77
    9.15     Contractor's Disputes With Other Providers............................................    77
    9.16     Choice of Law.........................................................................    77
    9.17     Debarment Certification...............................................................    77
    9.18     Child Support, State Income Tax and Student Loan Requirements.........................    78
    9.19     Payment of Dues and Fees..............................................................    78
    9.20     Federal Taxpayer Identification.......................................................    78
    9.21     Drug Free Workplace...................................................................    7S
    9.22     Lobbying..............................................................................    78
    9.23     Early Retirement......................................................................    79
    9.24     Sexual Harassment.....................................................................    79
    9.25     Independent Contractor................................................................    79
    9.26     Solicitation of Employees.............................................................    8O
    9.27     Nonsolicitation.......................................................................    80
    9.28     Ownership of Work Product.............................................................    80
    9.29     Bribery Certification.................................................................    81
    9.30     Nonparticipation in International Boycott.............................................    81
    9.31     Computational Error...................................................................    81
    9.32     Survival of Obligations...............................................................    81
    9.33     Clean Air Act and Clean Water Act Certification.......................................    81
    9.34     Non-Waiver............................................................................    82
    9.35     Notice of Change in Circumstances.....................................................    82
    9.36     Public Release of Information.........................................................    82
    9.37     Payment in Absence of Federal Financial Participation.................................    82
    9.38     Employment Reporting..................................................................    82
    9.39     Certification of Participation........................................................    83
    9.40     Indemnification.......................................................................    83
    9.41     Gifts.................................................................................    83
    9.42     Business Enterprise for Minorities, Females and Persons with Disabilities.............    84

Attachment I   -      Rate Sheets
Attachment II  -      KidCare Participation Option
Attachment III -      Drug Free Workplace Agreement
Attachment IV  -      Business Enterprise Program Contracting Goal
Exhibit A      -      Quality Assurance
Exhibit B      -      Utilization Review/Peer Review
Exhibit C      -      Summary of Required Reports
Exhibit D      -      Summary of Required Submissions
Exhibit E      -      Encounter Data Format Requirements

                               STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

                    CONTRACT FOR FURNISHING HEALTH SERVICES

      THIS CONTRACT FOR FURNISHING HEALTH SERVICES ("Contract") made, pursuant to Section 5-11 of the Illinois Public Aid Code (305 ILCS 5/5-11), is by and between the ILLINOIS DEPARTMENT OF PUBLIC AID ("Department"), acting by and through its Director, and HARMONY HEALTH PLAN ("Contractor"), who certifies that it is a Health Maintenance Organization and whose principal office is located at 125 South Wacker Drive, Suite 2900, Chicago, Illinois 60606.

                                    RECITALS

      WHEREAS, the Contractor is a Health Maintenance Organization operating pursuant to a Certificate of Authority issued by the Illinois Department of Insurance and wishes to provide Covered Services to Eligible Enrollees (as defined herein);

      WHEREAS, the Department, pursuant to the laws of the State of Illinois, provides for medical assistance under the Medical Assistance Program or KidCare to Participants wherein Eligible Enrollees may enroll with the Contractor to receive Covered Services; and

      WHEREAS, the Contractor warrants that it is able to provide and/or arrange to provide the Covered Services set forth in this Contract to Beneficiaries under the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      The following terms as used in this Contract and the attachments, exhibits and amendments hereto shall be construed and interpreted as follows, unless the context otherwise expressly requires a different construction and interpretation:

ABUSE means a manner of operation that results in excessive or unreasonable costs to the Federal and/or State health care programs.

ADMINISTRATIVE RULES means the rules promulgated by the Department governing the Medical Assistance Program or KidCare.

AFFILIATED means associated with another party for the purpose of providing health care services under a Contractor's Plan pursuant to a contract or other form of written agreement.

AUTHORIZED PERSON means a representative of the Office of Inspector General for the Department, the Illinois Medicaid Fraud Control Unit, the United States Department of Health and Human Services, a representative of other State and federal agencies with monitoring authority related to the Medical Assistance Program or KidCare, and a representative of any QAO under contract with the Department.

BENEFICIARY means any Eligible Enrollee whose coverage under the Plan has begun and remains in effect pursuant to this Contract.

CAPITATION means the reimbursement arrangement in which a fixed rate of payment per Beneficiary per month is made to the Contract or for the performance of all of the Contractor's duties and obligations pursuant to this Contract.

CASE means individuals who have been grouped together and assigned a common identification number by the Department or the Department of Human Services of which at least one individual in that grouping has been determined by the Department to be an Eligible Enrollee. An individual is added to a Case when the Client Information System maintained by the Illinois Department of Human Services reflects the individual is in the Case.

CERTIFIED LOCAL HEALTH DEPARTMENT means local government agency that administers health-related programs and services within its jurisdiction and that has been certified by the Illinois Department of Public Health pursuant to 77 III. Adm. Code 600.

CONTRACT means this document, inclusive of all attachments, exhibits, schedules and any subsequent amendments hereto.

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CONTRACTING AREA means the area(s) from which the Contractor may enroll Eligible
Enrollees as set forth in Attachment I.

COVERED SERVICES means those benefits and services described in Article V,
Section 5.1.

EARLY INTERVENTION means the program described at 325 ILCS 20/1 et seq., which authorizes the provision of services to infants and toddlers, birth through two years of age, who have a disability due to developmental delay or a physical or mental condition that has a high probability of resulting in developmental delay or being at risk of having substantial developmental delays due to a combination of serious factors.

EFFECTIVE DATE shall be April 1, 2000.

ELIGIBLE ENROLLEE means a Participant, except one who:

      - is receiving Medical Assistance under Aid to the Aged, Blind and Disabled; as provided by Title XIX of the Social Security Act (42 U.S.C. Section 1383c) and 305 ILCS 5/3-1 et seq.

      - is eligible only through the Transitional Assistance (305 ILCS 5/6-11) or Refugee Assistance Programs under Title XIX of the Social Security Act (42 U.S.C. 1396 et seq.;

      - is age 19 or older and eligible only through the State Family and Children Assistance Program (305 ILCS 5/6-11);

      - Whose care is subsidized by the Department of Children and Family Services;

      - is residing in a long term care facility including State of Illinois operated facilities;

      - has Medicare coverage under Title XVIII of the Social Security Act (42 U.S.C. 1395 et seq.);

      - has significant medical coverage through a third party for Medical Assistance Participants;

      - is eligible only through the Medicaid Presumptive Eligibility for Pregnant Women program under Title XIX of the Social Security Act (42 U.S.C. 1396r-1);

      - is eligible for Medical Assistance only through meeting a spend-down obligation;

      -     is a non-citizen receiving only emergency Medical Assistance; or

      - is identified with an "R" in the eighth position of a Case identification number.

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EMERGENCY SERVICES means the provision of those inpatient and outpatient health care services that are Covered Services, including transportation, needed to evaluate or stabilize an Emergency Medical Condition that are furnished by a Provider qualified to furnish emergency services.

EMERGENCY MEDICAL CONDITION means a medical condition manifesting itself by acute symptoms of sufficient severity (including, but not limited to, severe pain) such that a prudent lay person, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in (i) placing the health of the individual (or, with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy, (ii) serious impairment to bodily functions, or (iii) serious dysfunction of any bodily organ or part.

ENCOUNTER means an individual service or procedure provided to a Beneficiary that would result in a claim if the service or procedure were to be reimbursed fee-for-service under the Medical Assistance Program or KidCare.

ENCOUNTER DATA means the compilation of data elements, as specified by the Department in written notice to the Contractor, identifying an Encounter that includes information similar to that required in a claim for fee-for-service payment under the Medical Assistance Program or KidCare.

ENROLLMENT means the completion and signing of any necessary Enrollment forms by or on behalf of an Eligible Enrollee in accordance with Enrollment procedures prescribed in this Contract and concurrent or subsequent entry of the Eligible Enrollee's Site selection, by the Department, into its database.

FAMILY CASE MANAGEMENT PROVIDER means any agency contracting with the Illinois Department of Human Services or its successor agency to provide Family Case Management Services.

FAMILY CASE MANAGEMENT SERVICES means the program described at 77 III, Adm. Code 630.220.

FEDERALLY QUALIFIED_HEALTH CENTER or EQHO means a health center that meets the requirements of 89 III. Adm. Code 140.461(d).

FRAUD means knowing and willful deception or misrepresentation, or a reckless disregard of the facts, with the intent to receive an unauthorized benefit.

HCFA means the Health Care Financing Administration under the United States Department of Health and Human Services.

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HEALTHY KIDS/EPSDT means the Early and Periodic, Screening, Diagnostic and
Treatment services provided to, children under Title XIX of the Social Security Act (42 U.S.C. Section 1396, et seq.).

INELIGIBLE PERSON means a Person which: (i) is or has been terminated, barred, suspended or otherwise excluded from participation in or has voluntarily withdrawn as the result of a settlement agreement in any program under federal law including any program under Titles XVIII, XIX, XX or XXI of the Social Security Act; (ii) has not been reinstated in the Medical Assistance Program or Federal health care programs after a period of exclusion, suspension, debarment, or ineligibility; or (iii) has been convicted of a criminal offense related to the provision of health care items or services in the last ten (10) years.

KIDCARE means the program operated pursuant to the Children's Health Insurance Program Act (215 ILCS 106/1 et seq.), but not including the program operated pursuant to Subsection 25(a)(1) of the Children's Health Insurance Program Act (215 ILCS 106/25(a)(1)).

MCO means a "managed care organization" that is a federally qualified HMO that meets the advance directives requirements of subpart I of part 489 of 42 C.F.R. or any public or private entity that meets the advance directives requirements set forth in Article V, Section 5.19 and is determined to meet the following conditions: i) is organized primarily for the purpose of providing health care services, ii) makes the services it provides to its Medicaid beneficiaries as accessible (in terms of timeliness, amount, duration and scope) as those services are to other Medicaid participants within the area served by the entity and iii) meets the solvency standards of regulations promulgated under 42 C.F.R.
Part 438.

MAG BENEFICIARY means any Participant who is an Eligible Enrollee with a Case identification number in which the first two digits are 04 or 06.

MANG BENEFICIARY any means any Participant who is an Eligible Enrollee with a Case identification number in which the first two digits are 94, 96 or 07.

MARKETING means any activities, procedures, materials, information or incentives used to encourage or promote the Enrollment of Eligible Enrollees with the Contractor.

MARKETING MATERIALS means materials that are produced in any medium, by or on behalf of an MCO, are used by the MCO to communicate with Eligible Enrollees or Beneficiaries, and can reasonably be interpreted as intended to influence them to enroll in that particular MCO.

MEDICAL ASSISTANCE OR MEDICAL ASSISTANCE PROGRAM means the Illinois Medical Assistance Program administered under Article V of the Illinois Public Aid Code (305 ILCS 5/5-1 et seq.) or its successor program and Title XIX of the Social Security Act (42 U.S.C. 1396 et seq.) and Section 12-4.35 of the Illinois Public Aid Code (305 ILCS 5/12-4.35).

OFFICE OF INSPECTOR GENERAL OR OIG means the Office of Inspector General for the Illinois Department of Public Aid as set forth in 305 ICS 5/12-13.1.

PARTICIPANT means any individual receiving benefits under Medical Assistance or KidCare.

PERSON means any individual, corporation, proprietorship, firm, partnership, limited liability company, limited partnership, trust, association, governmental authority or other entity, whether acting in an individual, fiduciary or other capacity.

PERSON WITH AN OWNERSHIP OR CONTROLLING INTEREST means a Person that: has a direct or indirect, singly or in combination, ownership interest equal to five percent (5%) or more in the Contractor; owns an interest of five percent (5%) or more in any mortgage, deed of trust, note or other obligations secured by the Contractor if that interest equals at least five percent (5%) of the value of the property or assets of the Contractor; is an officer or director of a Contractor that is organized as a corporation, is a member of the Contractor that is organized as a limited liability company or is a partner in the Contractor that is organized as a partnership.

PHYSICIAN means a person licensed to practice medicine in all its branches under the Medical Practice Act of 1987.

PLAN means the Contractor's program for providing Covered Services pursuant to this Contract.

POST-STABILIZATION SERVICES means medically necessary non-emergency services furnished to a Beneficiary after the Beneficiary is stabilized following an Emergency Medical Condition.

PRELISTING REPORT means the information the the Department provides to the Contractor prior to the first day of each month of coverage that reflects changes in Enrollment subsequent to the last monthly payment and that applies to coverage for the following month.

PRIMARY CARE PROVIDER means a Physician, specializing by certification or training in obstetrics, gynecology, general practice, pediatrics, internal medicine or family practice who agrees to be responsible for directing, tracking and monitoring the health care needs of, and authorizing and coordinating care for, Beneficiaries.

PROSPECTIVE BENEFICIARY means an Eligible Enrollee who has begun the process of Enrollment with the Contractor but whose coverage under the Plan has not yet begun.

PROVIDER means a Person who is approved by the Department to furnish medical, educational or rehabilitative services to Participants under the Medical Assistance Program.

QAO means a "Quality Assurance Organization" that is the Department's external quality review organization under contract to perform quality oversight and monitoring, medical record reviews and technical assistance for managed care.

REMITTANCE ADVICE means the list that will be supplied to the Contractor with each monthly payment. The Remittance Advice will list each Beneficiary for whom payment is being made.

SITE means any contracted Provider (IPA, PHO, FQHC, individual physician, physician groups, etc.) through which the Contractor arranges the provision of primary care to Beneficiaries.

STABILIZATION OR STABILIZED means, with respect to an Emergency Medical Condition, to provide such medical treatment of the Emergency Medical Condition as may be necessary to assure, with in reasonable medical probability, that no material deterioration of the condition is likely to result upon discharge or transfer to another facility.

STATE means the State of Illinois.

TITLE X FAMILY PLANNING PROVIDER means an agency that receives grants from the Illinois Department of Human Services to provide comprehensive family planning services pursuant to Title X of the Public Health Services Act, 42 U.S.C. 300 and 77 III. Adm. Code 635.

WOMEN'S HEALTH CARE PROVIDER means a Physician, specializing by certification or training in obstetrics, gynecology or family practice.

                                   ARTICLE II

                              TERMS AND CONDITIONS

2.1   SPECIFICATION

      This Contract is for the delivery of Covered Services to Beneficiaries and the administrative responsibilities attendant thereto. The terms and conditions of this Contract, along with the applicable Administrative Rules and the Departmental materials described in this Article II, Section
      2.1 below, shall constitute the entire and present agreement between the parties. This Contract, including all attachments, exhibits and amendments constitutes a total integration of all rights, benefits and obligations of both parties for the performance of all duties and obligations hereunder including, but not limited to, the provision of, and payment for Covered Services under this Contract. This Contract is contingent upon receipt of approval from HCFA.

      There are no extrinsic conditions or collateral agreements or undertakings of any kind. It is the express intention of both the Department and the Contractor that any and all prior or contemporaneous agreements, promises, negotiations or representations, either oral or written, except as provided herein are to have no force, effect or legal consequences of any kind, nor shall any such agreements, promises, negotiations or representations, either oral or written, have any bearing upon this Contract or the duties or obligations hereunder. This Contract and any amendment hereto shall be deemed the full and final expression of the parties' agreement.

2.2   RULES OF CONSTRUCTION

      (a)   Unless the context otherwise requires:

            (1)   Provisions apply to successive events and transactions;

            (2)   "Or" is not exclusive;

            (3) Unless otherwise specified, references to statutes, regulations, and rules include subsequent amendments and successors thereto;

            (4) The various headings of this Contract are provided for convenience only and shall not affect the meaning or interpretation of this Contract or any provision hereof;

            (5) If any payment or delivery hereunder between the Contractor and the Department shall be due on any day that is not a business day, such payment or delivery shall be made on the next succeeding business day;

            (6) Words in the plural that should be singular by context shall be so read, and words in the singular shall be read as plural where the context dictates;

            (7) Days shall mean calender days unless otherwise designated by the context; and

            (8) References to masculine or feminine pronouns shall be interchangeable where the context requires.

      (b) References in the Contract to Eligible Enrollee, Prospective Beneficiary and Beneficiary shall include the parent, caretaker relative or guardian where such Eligible Enrollee, Prospective Beneficiary or Beneficiary is a minor child or an adult for whom a guardian has been named.

2.3   PERFORMANCE OF SERVICES AND DUTIES

      The Contractor shall perform all services and other duties as set forth in this Contract in accordance with, and subject to, the Administrative Rules and Departmental materials, including, but not limited to, Departmental policies, Department Provider Notices, Provider Handbooks and any other rules and regulations that may be issued or promulgated from time to time during the term of this Contract. The Department shall provide copies of such materials to the Contractor upon the Contractor's written request, if such are in existence upon the Effective Date, or upon issuance or promulgation if issued or promulgated after the Effective Date. Changes in such materials after the Effective Date shall be binding on the parties hereto but shall not be considered amendments to the Contract. To the extent the Department proposes a change in policy that may have a material impact on the Contractor's ability to perform under this Contract. The proposed change will be subject to good faith negotiations between both parties before it shall be binding pursuant to this Article II, Section 2.3.

2.4   LANGUAGE REQUIREMENTS

      (a)   Key Oral Contacts

            The Contractor shall conduct Key oral contacts with Eligible Enrollees, Prospective Beneficiaries or Beneficiaries in a language the Eligible Enrollees, Prospective Beneficiaries and Beneficiaries understand. Where the language is other than English, the Contractor shall offer and, if accepted by the Eligible Enrollee, Prospective Beneficiary or Beneficiary, shall supply interpretive services. Such services may not be rendered by any individual who is under the age of eighteen (18). Key oral contacts include, but are not limited to:
            Marketing contacts; enrollment communications; explanations of benefits; Site, Primary Care and Women's Health Care Provider selection activity; educational information; telephone calls to the toll-free hotline(s) described in Article V, Section 5.1(k); and face-to-face encounters with Providers rendering care.

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

      (b)   Written Material

            Written materials described herein that are to be provided to Eligible Enrollees, Prospective Beneficiaries or Beneficiaries shall be easily understood by individuals who have a sixth grade reading level. If five percent (5%) or more (according to Census Bureau data as determined by the Department) of those low income households in the relevant Department of Human Services local office area are of a single-language minority, the Contractor's written materials provided to Eligible Enrollees, Prospective Beneficiaries or Beneficiaries must be available in that language as well as English. Translations of written material are subject to prior approval by the Department and must be accompanied by a certification that the translation is accurate and complete. Written materials, as described herein, shall mean Marketing Materials, Beneficiary Handbooks and any information or notices required to be distributed to Eligible Enrollees, Prospective Beneficiaries or Beneficiaries by the Department or regulations promulgated from time to time under 42 C.F.R. Part 438.

2.5   LIST OF INDIVIDUALS IN AN ADMINISTRATIVE CAPACITY

      Upon execution of this Contract, the Contractor shall provide the Department with a list of individuals who have responsibility for monitoring and ensuring the performance of each of the duties and obligations under this Contract. This list shall be updated throughout the term of this Contract a necessary and as changes occur, and written notice of such changes shall be given to the Department within ten (10) business days of such changes occurring.

2.6   CERTIFICATE OF AUTHORITY

      The Contractor must obtain and maintain during the term of the Contract a valid Certificate of Authority as a Health Maintenance Organization under 215 ILCS 125/1-1, et seq.

2.7   OBLIGATION TO COMPLY WITH OTHER LAWS

      No obligation imposed herein on the Contractor shall relieve the Contractor of any other obligation imposed by law or regulation, including, but not limited to, those imposed by The Managed Care Reform and Patient Rights Act (215 ILCS 134/1 et seq.); the federal Balanced Budget Act of 1997 (Public Law 105-33) and regulations promulgated by the Illinois Department of Insurance, the Illinois Department of Public Health or HCFA. The Department shall report all information it receives indicating a violation of a law or regulation to the appropriate agency.

      If the Contractor believes that it is impossible to comply with a provision of this Contract because of a contradictory provision of applicable State or federal law, the Contractor shall immediately notify the Department. The Department then will make a

                                       10
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determination of whether a contract a amendment is necessary. The fact that either the Contract or an applicable law impose a more stringent standard than the other does not, in and of itself, render it impossible to comply with both.

                                       11
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                                  ARTICLE III

                                  ELIGIBILITY

3.1   DETERMINATION OF ELIGIBILITY

      The State has the exclusive right to determine an individual's eligibility for the Medical Assistance Program and KidCare and eligibility to become a Beneficiary. Such determination shall be final and is not subject to review or appeal by the Contractor. Nothing in this Article III, Section
      3.1 prevents the Contractor from providing the Department with information the Contractor believes indicates that a Beneficiary's eligibility has changed.

3.2   ENROLLMENT GENERALLY

      Any Eligible Enrollee who resides, a the time of Enrollment, in the Contracting Area shall be eligible to become a Beneficiary except as described in Article IX, Section 9.12. However, an Eligible Enrollee who is a KidCare Participant is only eligible to become a Beneficiary if the Contractor has signed Attachment II indicating that the Contractor will accept KidCare Participants as Beneficiaries. Enrollment shall be voluntary, except as provided in Article IV, Section 4.1(b). Except as provided herein, Enrollment shall be open during the entire period of this Contract until the Enrollment limit of the Contractor, as set forth in Attachment I, is reached. The Contractor must continue to accept Enrollment until such Enrollment limit is reached. Such Enrollment shall be without restriction and in the order in which Eligible Enrollees apply. The Contractor shall not discriminate against Eligible Enrollees on the basis of such individuals' health status or need for health services. The Contractor shall accept each Beneficiary whose name appears on the Prelisting Report.

3.3   ENROLLMENT LIMITS

      The Department will limit the number of Beneficiaries enrolled with the Contractor by Contracting Area to a level that will not exceed its physical and professional capacity. In its determination of capacity, the Department will only consider Providers that are approved by the Department. When the capacity is reached, no further applications will be submitted for Enrollment unless termination or disenrollment of Beneficiaries create room for additions. The capacity limits for the Contractor are specified in Attachment I. Prior to the Contractor's reaching its capacity, the Department will perform a threshold review at the Enrollment level(s) set forth in Attachment I. Should the Department determine that the Contractor's operating or financial performance reasonably indicates a lack of additional Provider or administrative capacity, the review of capacity may be conducted prior to the Contractor reaching the threshold review enrollment level specified in Attachment I. This threshold review shall examine the Contractor's Provider and administrative capacity in each Contracting Area. The Department's standards for the review shall be reasonable and timely and be consistent with the terms of this

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

      Contract. The threshold review shall take place as determined by the Department based on the rate of Enrollment in the Contractor's Plan in each Contracting Area or upon the request of the Contractor and the subsequent agreement of the Department. The Department shall use its best efforts to complete the review before the Contractor reaches the threshold levels set forth in Attachment I. Should the Department determine that the Contractor does not have the necessary Provider and administrative capacity to service any additional Enrollments, the Department may freeze Enrollment until such time that the Plan's Provider and administrative capacity have increased to the Department's satisfaction. Nothing in this Contract shall be deemed to be a guarantee of any Eligible Enrollee's Enrollment in the Contractor's Plan.

      If the Contractor signs Attachment II indicating that it will accept KidCare Participants as Beneficiaries and later determines that it can no longer accept the rates, cost sharing, premium collection or other program provisions applicable only to KidCare, then upon written notice to the Department an amendment to this Contract shall be executed as soon as practicable that ends the Contractor's participation in KidCare. The amendment shall provide, at a minimum, 60 days for disenrollment. During the disenrollment process, the Contractor must assist the Department, as the Department requests, in disenrolling the Beneficiaries who are KidCare Participants and such assistance will be at no additional cost charged by the Contractor to the Department. The Contractor shall continue to provide Covered Services to Beneficiaries who are KidCare Participants until termination of coverage as a result of disenrollment or by operation of
      Article IV, Section 4.6, whichever is later.

3.4   EXPANSION TO OTHER CONTRACTING AREAS

      The Contractor may, during the term of this Contract and any renewal thereof, request of the Department the opportunity to offer Covered Services to Eligible Enrollees in areas other than the Contracting Area(s) specified in Attachment I. The Contractor must make this request in writing to the Department. To be considered by the Department, the written request must include a demonstration, by the Contractor, of a sufficient network of Providers to adequately provide Covered Services to Eligible Enrollees in the Contracting Area identified by the Contractor for expansion. The Department will provide a format and requirements for the written request. The Department shall review the Contractor's request in a timely manner and may at any time request additional information of the Contractor. It is in the sole discretion of the Department, upon review of the Contractor's written request, the needs of the Eligible Enrollee population and other factors as determined by the Department, as to whether the Contractor's request for expansion shall be granted. Should the Department agree to the expansion request, the Department and the Contractor shall agree to execute an amendment to Attachment I of the Contract to reflect the additional Contracting Areas in which the Contractor will provide Covered Services.

                                   ARTICLE IV

                            ENROLLMENT, COVERAGE AND
                            TERMINATION OF COVERAGE

4.1   ENROLLMENT PROCESS

      (a) The Contractor and the Department, acting directly or through its agent, shall be responsible for the Enrollment of Eligible Enrollees.

            When the Contractor enrolls an Eligible Enrollee, the Contractor shall initiate the processing of the Enrollment by submitting a Managed Care Enrollment Form, Form No. DPA 2575A, completed in accordance with Department instructions for completing such forms, and signed by the individual who is recognized as the caretaker relative by the Department. This form will be supplied to the Contractor by the Department. The Contractor is responsible for submitting such forms to the Department or its agent, as directed. The Department agrees to act in good faith and use its best efforts to see that Managed Care Enrollment Forms submitted for Eligible Enrollees are processed within fifteen (15) business days of receipt by the Department or its agent.

            Only a caretaker relative may enroll another Eligible Enrollee. A caretaker relative may enroll all other Eligible Enrollees in his Case. An adult Eligible Enrollee, who is not a caretaker relative, may enroll himself only.

            A member of the Contractor's management staff may correct a Managed Care Enrollment Form only in accordance with Department instructions. The corrections must be initialed by the Contractor's manager or his designated staff person.

      (b) The Department may enroll Eligible Enrollees with the Contractor by means of any process the Department uses for the Enrollment of Eligible Enrollees into managed care. This may include any program the Department implements during the term of this Contract whereby Eligible Enrollees who do not affirmatively choose between enrollment in an MCO or the alternative delivery system offered by the Department will be enrolled in MCOs.

      (c) When the Department receives an Eligible Enrollee's selection directly, the Department will electronically communicate a request for Site assignment to the Contractor on the day after the Department enters the selection in its records. The Contractor shall subsequently contact the Eligible Enrollee, assist the Eligible Enrollee in selecting a Site, Primary Care Provider or Women's Health Care Provider and provide education in accordance with this
            Article IV, Section 4.1(d). Once selected, the Contractor shall electronically communicate the Site to the Department. Upon one hundred and twenty (120) days notice to Contractor, the

            Department may require that the Contractor electronically communicate the Primary Care Provider or Women's Health Care Provider selection to the Department. When the Site, and in the future the Provider, selection is received from the Contractor, the Department will enroll the Eligible Enrollee with the Contractor.

      (d) The Contractor shall conduct Enrollment activities that include the information distribution requirements of Article V, Section 5.5 hereof and are designed and implemented so as to maximize Eligible Enrollees' understanding of the following:

            (1) that all Covered Services must be received from or through the Plan with the exception of family planning and other Medical Assistance services as described in Article V, Section 5.1(e) with provisions made to clarify when such services may also be obtained elsewhere;

            (2) that once enrolled, the Beneficiaries will receive a card from the Department which identifies such Beneficiaries as enrolled in an MCO; and

            (3) that the Contractor must inform Eligible Enrollees of any Covered Services that will not be offered by the Contractor due to the Contractor's exercise of a right of conscience.

      (e) Upon the Contractor's request, the Department may refuse Enrollment for at least a six-month period to those former Beneficiaries previously terminated from coverage by the Contractor for "good cause," as specified in Article IV, Section 4.4(a)(1).

      (f) When a Beneficiary, who is a caretaker relative, gives birth and the newborn is added to a Case before the newborn is forty-five (45) days old, coverage shall be retroactive to the date of birth. Coverage for all other newborns shall be prospective according to standard Enrollment terms of this Contract.

      (g) From birth through age eighteen (18), Eligible Enrollees who are added to a Case in which all members of the Case are enrolled with the Contractor, will also be enrolled with the Contractor automatically. Coverage shall begin as designated by the Department on the first day of a calendar month no later than three (3) calendar months from the date the Eligible Enrollee was added to the Case.

      (h) No later than ten (10) business days following receipt of the Prelisting Report, the Contractor must provide new Beneficiaries with an identification card bearing the name of the Contractor's Plan; the effective date of coverage; the twenty-four-hour telephone number to confirm eligibility for benefits and authorization for services and the name and phone number of the Primary Care Provider or Women's Health Care Provider. The identification of the Site must appear on the card until such time as the name and phone number of the Primary Care Provider and Women's Health Care Provider can be placed on the card.

            (1) If the Contractor requires a female Beneficiary who wishes to use a Women's Health Care Provider to designate a specific Women's Health Care Provider and if a female Beneficiary does so designate a Women's Health Care Provider, the name and phone number of that Women's Health Care Provider must appear on the identification card.

            (2) Where the Contractor can make a compelling argument to the Department that due to its Plan design it is unable to place the name of the Primary Care Provider on the card, the Department in its discretion may allow the Contractor to place the name of a clinic or Site on the card.

            Samples of the identification cards described above shall be submitted for Department approval by the Contractor prior to use by the Contractor and as revised. The Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

4.2   INITIAL COVERAGE

      Coverage shall begin as designated by the Department on the first day of a calendar month no later than three (3) calendar months from the date the Enrollment is entered into the Department's database. Enrollment can occur only upon the Prospective Beneficiary's selection of a Site and the communication of that Site by the Contractor to the Department.

      The Contractor shall provide reasonable coordination of care assistance to Prospective Beneficiaries to access a Primary Care Provider or Women's Health Care Provider before the Contractor's coverage becomes effective, if requested to do so by Prospective Beneficiaries or if the Contractor has knowledge of the need for such assistance. The Primary Care Provider or Women's Health Care Provider selected by the Prospective Beneficiary must provide necessary service including providing pregnant women with priority services in an expedient manner in order for such Prospective Beneficiaries to establish a relationship with the Primary Care Provider or Women's Health Care Provider, promoting and ensuring continuity of care, and determining any special needs as early in the pregnancy as possible. Any payment for those services rendered to Prospective Beneficiaries described herein shall be made directly by the Department to such Providers under the provisions of the Medical Assistance Program or KidCare.

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

4.3   PERIOD OF ENROLLMENT

      Every Beneficiary shall remain enrolled until the Beneficiary's coverage is ended pursuant to Article IV, Section 4.4.

4.4   TERMINATION OF COVERAGE

      (a) A Beneficiary's coverage shall be terminated, subject to Department approval, upon the occurrence of any of the following conditions:

            (1) dismissal from the Plan by the Contractor for "good cause" shown may only occur upon receipt by the Contractor of written approval of such termination by the Department. For purposes of this paragraph, "good cause" may include, but is not limited to fraud or other misrepresentation by a Beneficiary, threats or physical acts constituting battery to the Contractor, the Contractor's personnel or the Contractor's participating Providers and staff, chronic abuse of emergency rooms, theft of property from the Contractor's Affiliated Sites, a Beneficiary's sustained noncompliance with the Plan physician's treatment recommendations (excluding preventive care recommendations) after repeated and aggressive outreach attempts are made by the Plan or other acts of a Beneficiary presented and documented to the Department by the Contractor which the Department determines constitute "good cause." Termination of coverage shall take effect at 11:59 p.m. on a date specified by the Department, which shall be no later than the last day of the third month after the Department determines that good cause exists;

            (2) when the Department determines that the Beneficiary no longer qualifies as an Eligible Enrollee. Termination of coverage shall take effect at 11:59 p.m. on the last day of the month in which the Department determines that the Beneficiary no longer is an Eligible Enrollee;

            (3) upon the Beneficiary's death. Termination of coverage shall take effect at 11:59 p.m. on the last day of the month in which the Beneficiary dies;

            (4) when a Beneficiary elects to terminate coverage by so informing the Contractor or the Department, at the Contractor's Sites, or at such other locations as designated by the Department. Beneficiaries may elect to disenroll at any time. The Contractor shall comply with the Department's policy to promote and allow interaction between the Contractor and the Beneficiary seeking disenrollment prior to the disenrollment. The Contractor shall immediately make available to the Beneficiaries the Managed Care Disenrollment Form, DPA Form 2575B, upon request, and shall not delay the provision or processing of this form for the purpose of arranging informational interviews with the Beneficiaries, or for any other purpose. The Contractor shall forward to the Department information concerning the disenrollment by the end of the fifth (5th) business day following the Beneficiary's completion of a Managed Care Disenrollment Form. Termination of coverage shall take effect at 11:59 p.m. on a date specified by the Department, which shall be no later than the last day of the third month after the Department is notified of the request for disenrollment;

            (5) when a Beneficiary no longer resides in the Contractor's Contracting Area, unless waiver of this subparagraph is approved in writing by the Department and asserted to by the Contractor and Beneficiary. If a Beneficiary is to be disenrolled at the request of a Contractor, the Contractor first must provide documentation satisfactory to the Department that the Beneficiary no longer resides in the Contractor's Contracting Area. Termination of coverage shall take effect at 11:59 p.m. on the last day of the month prior to the month in which the Department determines that the Beneficiary no longer resides in the Contractor's Contracting Area. This date may be retroactive if the Department can determine the month in which the Beneficiary moved from the Contractor's Contracting Area;

            (6) when a KidCare Participant receives medical confirmation that she is pregnant and the Department is so notified. Termination of coverage shall take effect at 11:59 p.m. on the last day of the month prior to the month in which the Beneficiary received medical confirmation that she was pregnant; or

            (7) when a Beneficiary has been determined eligible for Social Security disability benefits (SSI) and the Department is so notified. Termination of coverage shall take effect at 11:59 p.m. on the last day of the month prior to the month in which SSI eligibility begins.

            (8) when the Department determines, pursuant to Article IX, that a Beneficiary has other significant insurance coverage. The Contractor shall be notified by the Department of such disenrollment on the monthly Prelisting Report. Termination of coverage shall take effect at 11:59 p.m. on a date specified by the Department, which shall be no later than the last day of the third month after the Department determines that the Beneficiary has other significant insurance.

      (b) In conjunction with a request by the Contractor to disenroll a Beneficiary, the Contractor shall furnish to the Department all information requested regarding the basis for disenrollment and all information regarding the utilization of services by that Beneficiary.

      (c) The Contractor will not seek to terminate Enrollment because of an adverse change in the Beneficiary's health or cost of medical care. Such attempts may be considered in violation of the terms of this Contract.

      (d) Except as otherwise provided in this Article IV, Section 4.6, the termination of this Contract terminates coverage for all persons who become Beneficiaries under it. Termination of coverage under this provision will take effect at 11:59 p.m. on the last day of the last month for which the Contractor receives payment, unless otherwise agreed to, in writing, by the parties to this Contract.

4.5   PREEXISTING CONDITIONS AND TREATMENT

      The Contractor shall assume, upon the effective date of coverage, full responsibility for any medical conditions that may have been preexisting prior to Enrollment in the Contractor's Plan and for any existing treatment plans under which a Beneficiary is currently receiving medical care provided that the Beneficiary's current in-Plan physician determines that such treatment plan is medically necessary for the health and well-being of the Beneficiary.

4.6   CONTINUITY OF CARE

      If a Beneficiary is receiving medical care or treatment as an inpatient in an acute care hospital at the time coverage commences under this Contract, the Contractor shall assume responsibility for the management of such care as of the effective date of coverage and shall be liable for all claims for covered services from the effective date of coverage.

      If a Beneficiary is receiving medical care or treatment as an inpatient in an acute care hospital at the time coverage under this Contract is terminated, the Contractor shall arrange for the continuity of care or treatment for the current episode of illness until such medical care or treatment has been fully provided as evidenced by discharge from the hospital. The subsequent appropriate payor for the Beneficiary shall be liable for payment for any medical care or treatment provided after termination of coverage.

4.7   CHANGE OF SITE AND PRIMARY CARE PROVIDER OR WOMEN'S HEALTH CARE PROVIDER

      The Contractor shall permit a Beneficiary to change Site, Primary Care Provider and Women's Health Care Provider upon request. The Contractor shall process such changes within thirty (30) days of receipt of a Beneficiary's request.

      Within three (3) business days of processing such change, the Contractor shall electronically transmit a Site transfer record to the Department in a format designated by the Department. Such record shall contain the following data fields: Case name and identification number; Beneficiary name and identification number; old Site number; and, new Site number. The Department will provide the Contractor with no less than one hundred twenty (120) days advance notification prior to imposing a requirement that the

      Contractor electronically communicate old and new Primary Care Provider numbers and old and new Women's Health Care Provider numbers with this record.

                                    ARTICLE V

                              DUTIES OF CONTRACTOR

5.1   SERVICES

      (a)   Amount, Duration and Scope of Coverage

            The Contractor shall provide or arrange to have provided to all Beneficiaries all services described in 89 Ill. Adm. Code, Part 140 as amended from time to time and not specifically excluded therein or in this Article V, Section 5.1 in accordance with the terms of this Contract Covered Services shall be provided in the amount, duration and scope as set forth in 89 Ill. Adm. Code, Part 140 and this Contract. This duty shall commence at the time of initial coverage as to each Beneficiary. The Contractor shall not refer Beneficiaries to publicly supported health care entities to receive Covered Services, for which the Contractor receives payment from the Department, unless such entities are Affiliated with the Contractor's Plan. Such publicly supported health care entities include, but are not limited to, Chicago Department of Public Health and its clinics, Cook County Bureau of Health Services, and local health departments.

      (b)   Enumerated Covered Services


            The following services and benefits shall be specifically included as Covered Services under this Contract and will be provided to Beneficiaries whenever medically necessary:

            -     Assistive, augmentative communication devices;

            - Audiology services, physical therapy, occupational therapy and speech therapy;

            - Behavioral health services, including subacute alcohol and substance abuse services and mental health services, in accordance with subsection (c) hereof;

            -     Blood, blood components and the administration thereof;

            -     Certified hospice services;

            -     Chiropractic services;

            -     Clinic services (as described in 89 Ill. Adm. Code, Part
                  140.62);

            -     Diagnosis and treatment of medical conditions of the eye;*

            -     Durable and nondurable medical equipment and supplies;

            -     Emergency Services;

            -     Family planning services;

            -     Home health care services;

            - Inpatient hospital services (including dental hospitalization in case of trauma or when related to a medical condition and acute medical detoxification);

            -     Inpatient psychiatric care;

            - Laboratory and x-ray services; The drawing of blood for lead screening shall take place within the Contractor's Affiliated facilities or elsewhere at the Contractor's expense.**

            -     Medical procedures performed by a dentist;

            -     Nurse midwives services;

            -     Nursing facility services for the first ninety (90) days;***

            - Orthotic/prosthetic devices, including prosthetic devices or reconstructive surgery incident to a mastectomy;

            -     Outpatient hospital services;

            - Pharmacy services (including drugs prescribed by a dentist participating in the Medical Assistance Program provided they are filled by an Affiliated pharmacy Provider);

            -     Physicians' services, including psychiatric care;

            -     Podiatric services;

            - Routine care in conjunction with certain investigational cancer treatments, as provided in Public Act 91-0406;

            - Services required to treat a condition diagnosed as a result of Healthy Kids/EPSDT services, in accordance with 89 Ill. Adm. Code 140.485;

            - Services to Prevent Illness and Promote Health in accordance with subsection (d) hereof

            - Transplants covered under 89 Ill. Adm. Code 140 (using transplant providers certified by the Department, if the procedure is performed in the State); and

            -     Transportation to secure medical services.

                  * Covered Services may be provided by an optometrist operating within the scope of his license.

                  ** All laboratory tests for children being screened for lead must be sent to the Illinois Department of Public Health's laboratory.

                  *** Contractors will be responsible for covering up to a maximum of ninety (90) days nursing facility care (or equivalent care provided at home because a skilled nursing facility is not available) annually per Beneficiary. Periods in excess of ninety (90) days annually will be paid by the Department according to its prevailing reimbursement system.

      (c)   Behavioral Health Services

            The Contractor will provide behavioral health services that are Covered Services, including but not limited to inpatient hospital, pharmaceutical, laboratory, physician services, and outpatient services. If a Beneficiary presents himself to the Contractor for behavioral health services, or is referred through a third party, the Contractor will complete a behavioral health assessment.

            (1) If the assessment indicates that all services needed are within the scope of Covered Services, the Contractor will arrange for the provision of all such Covered Services.

            (2) If the assessment indicates that outpatient services are needed beyond the scope of Covered Services, the Contractor will explain to the Beneficiary the services needed and the importance of obtaining them and provide the Beneficiary with a list of Community Behavioral Health Providers (CBHP). The Contractor will assist the Beneficiary in contacting a CBHP chosen by the Beneficiary, unless the Beneficiary objects.

            (3) If a Beneficiary obtains needed comprehensive services through a CBHP, the Contractor will be responsible for payment for drugs prescribed by a Physician and laboratory services in connection with the comprehensive services provided by the CBHP. The Contractor shall not be liable for other Covered Service provided by the CBHP. The Contractor may require that drugs and laboratory services are provided by Providers that are Affiliated with the Contractor.

      (d)   Services to Prevent Illness and Promote Health

            The Contractor shall exercise reasonable efforts to provide initial health screenings and preventive care to all Beneficiaries. The Contractor shall provide, or arrange to provide, the following Covered Services to all Beneficiaries, as appropriate, to prevent illness and promote health:

            (1) Healthy Kids/EPSDT services in accordance with 89 Ill. Adm. Code 140.485 and described in this Article V, Section 5.13(a);

            (2) Preventive Medicine Schedule which shall address preventive health care issues for Beneficiaries twenty-one (21) years of age or older (Article V, Section 5.13(b));

            (3) Maternity care for pregnant Beneficiaries (Article V, Section 5.13(c)); and

            (4) Family planning services and supplies, including physical examination and counseling provided during the visit, annual physical examination for family planning purposes, pregnancy testing, voluntary sterilization, insertion or injection of contraceptive drugs or devices, contraceptive drugs and supplies, and related laboratory and diagnostic testing.

      (e)   Exclusions from Covered Services

            In addition to those services and benefits excluded from Covered Services by 89 Ill. Adm. Code, Part 140, as amended from time to time, the following services and benefits shall NOT be included as Covered Services:

            (1)   Dental services;

            (2) Routine examinations to determine visual acuity and the refractive state of the eye, eyeglasses, other devices to correct vision, and any associated supplies and equipment. The Contractor shall refer Beneficiaries needing such services to Providers participating in the Medical Assistance Program able to provide such services, or to a central referral entity that maintains a list of such Providers;

            (3) Nursing facility services beginning on the ninety-first (91st) day;

            (4) Services provided in an Intermediate Care Facility for the Mentally Retarded/Developmentally Disabled and services provided in a nursing facility to mentally retarded or developmentally disabled Participants;

            (5) Early intervention services, including case management, provided pursuant to the Early Intervention Services System Act (325 ILCS 20 et seq.);

            (6) Services provided through school-based clinics as such clinics are defined by the Department;

            (7) Services provided through local education agencies under an approved individual education plan (IEP);

            (8) Services provided under Section 1915(c) home and community-based waivers;

            (9) Services funded through the Juvenile Rehabilitation Services Medicaid Matching Fund; and

            (10) Services that are experimental and or investigational in nature.

      (f)   Limitations on Covered Services

            The following services and benefits shall be limited as Covered
            Services:

            (1) Termination of pregnancy shall be provided only as allowed by applicable State and federal law (42 C.F.R. Part 441, Subpart
                  E). In any such case,
                 the requirements of such laws must be fully complied with and DPA Form 2390 must be completed and filed in the Beneficiary's medical record. Termination of pregnancy shall not be provided to KidCare Beneficiaries.

            (2) Sterilization services may be provided only as allowed by State and federal law (see 42 C.F.R. Part 441, Subpart F). In any such case, the requirements of such laws must be fully complied with and a DPA Form 2189 must be completed and filed in the Beneficiary's medical record.

            (3) If a hysterectomy is provided, a DPA Form 1977 must be completed and filed in the Beneficiary's medical record.

      (g)   Right of Conscience

            The parties acknowledge that pursuant to 745 ILCS 70/1 et seq., a Contractor may choose to exercise a right of conscience by not rendering certain Covered Services. Should the Contractor choose to exercise this right, the Contractor must promptly notify the Department of its intent to exercise its right of conscience in writing. Such notification shall contain the services that the Contractor is unable to render pursuant to the exercise of the right of conscience. The parties agree that at that time the Department shall adjust the Capitation payment to the Contractor and amend the contract accordingly.

      (h)   Emergency Services

            (1) The Contractor shall cover Emergency Services for all Beneficiaries whether the Emergency Services are provided by an Affiliated or non-Affiliated Provider.

            (2) The Contractor shall not impose any requirements for prior approval of Emergency Services. If a Beneficiary calls the Contractor to request Emergency Services, such call shall receive an immediate response.

            (3) The Contractor shall cover Emergency Services for Beneficiaries who are temporarily away from their residence and outside the Contracting Area for all Emergency Services to which they would be entitled within the Contracting Area.

            (4) Elective care or care required as a result of circumstances that could reasonably have been foreseen prior to the Beneficiary's departure from the Contracting Area are not covered. Payment shall be made for unexpected hospitalization due to complications of pregnancy. Routine delivery at term outside the Contracting Area, however, shall not be covered if the Beneficiary is outside the Contracting Area against medical advice unless the Beneficiary is outside of the Contracting Area due to circumstances beyond her control. The Contractor must educate the Beneficiary of the medical and financial implications of leaving the Contracting Area and the importance of staying near the treating Provider throughout the last month of pregnancy.

            (5) The Contractor shall pay for all appropriate Emergency Services rendered by a Provider with whom the Contractor does not have arrangements within thirty (30) days of receipt of a complete and correct claim. If the Contractor determines it does not have sufficient information to make payment, the Contractor shall request all necessary information from the Provider within thirty (30) days of receiving the claim, and shall pay the Provider within thirty (30) days after receiving such information. Such payment shall be made at the same rate the Department would pay for such services according to the level of services provided. Within the time limitation stated above the Contractor may review the need for, and the intensity of, the services provided by Providers with whom the Contractor does not have arrangements. Determination of levels of service shall be based upon the symptoms and condition of the Beneficiary at the time the Beneficiary is initially examined by the Physician and not upon the final determination of the Beneficiary's actual medical condition, unless the actual medical condition is more severe.

            (6) The Contractor shall provide ongoing education to Beneficiaries regarding the appropriate use of Emergency Services.

      (i)   Post-Stabilization Services

            (1) Subject to the prior approval procedure described below, the Contractor shall cover Post-Stabilization Services whether such Services are provided by an Affiliated or non-Affiliated Provider.

            (2) The Contractor shall pay for all Post-Stabilization Services as a Covered Service if the Contractor approved those services or if the Provider of the services complied with all legal requirements in attempting to contact the Contractor and the Contractor could not be contacted or the Contractor did not deny authorization within one hour of the request for authorization.

      (j)   Additional Services or Benefits

            The Contractor shall obtain prior approval from the Department before offering any additional service or benefit not required under this Contract to all Beneficiaries. The Contractor shall notify Beneficiaries before discontinuing an additional service or benefit. The notice to Beneficiaries must be approved in advance by the Department. The Contractor shall continue any ongoing course of treatment for a Beneficiary then receiving such service or benefit.

      (k)   Telephone Access

            The Contractor shall establish a toll-free twenty-four (24) hour telephone number to confirm eligibility for benefits and seek prior approval for treatment where required under the Plan, and shall assure twenty-four (24) hour access, via telephone(s), to medical professionals, either to the Plan directly or to the Primary Care Providers, for consultation to obtain medical care. The Contractor must also make a toll-free number available, at a minimum during the business hours of 9:00 a.m. until 5:00 p.m. on regular business days. This number also will be used to confirm eligibility for benefits, for approval for non-emergency services and for Beneficiaries to call to request Site, Primary Care Provider, or Women's Health Care Provider changes, to make complaints or grievances, to request disenrollment and to ask questions. The Contractor may use one toll-free number for these purposes or may establish two separate numbers.

      (1)   Pharmacy Formulary

            The Contractor shall establish a pharmacy formulary that is no more restrictive than the Department's pharmaceutical program. In particular, the Contractor shall comply with the following requirements:

            (1)   For drugs included in the Department's formulary:

                  (A) the Contractor may not require prior approval of any drug product unless the Department has also placed such drug product on prior approval under the fee-for-service Medical Assistance Program;

                  (B) the Contractor's formulary must include every single source drug product covered by the Department under the Medical Assistance Program; and

                  (C) if the Contractor does not provide coverage for all drugs from manufacturers having products listed in the State of Illinois Drug Product Selection Program's current formulary, the Contractor shall be considered in compliance so long as the Contractor's formulary provides coverage of at least one manufacturer's product for each drug covered by the Department under the Medical Assistance Program that is listed in the State of Illinois Drug Product Selection Program's current formulary.

            (2) If the Contractor requires prior approval for drugs not included in the Department's pharmacy formulary, decisions must be based on medical necessity without regard to cost, except for drugs identified in Section 1927(d)(2) of Title XIX of the Social Security Act.

            (3) The Contractor shall provide a mechanism whereby a prescribing Provider may request approval If drugs requiring prior approval or drugs not included on the Contractor's formulary. The Contractor shall provide a response by telephone or other telecommunication device within one (1) hour of receipt of the request in the case of Emergency Services or Post-Stabilization Services and, in other cases, within twenty-four (24) hours of receipt of the request. The Contractor's pharmacy formulary shall provide a process for appealing denials of prescription drug coverage that is timely and not unduly cumbersome.

            (4) The Contractor shall not, without the prescriber's explicit approval, require a pharmacist to substitute a drug that is not strictly bioequivalent to the one prescribed.

            (5) The Contractor shall in form its Providers of the pharmacy formulary policy required in this Section.

            (6) The Contractor shall not set a limit on the quantities of drugs that a Beneficiary may obtain at one time with a prescription unless that limit is applied uniformly to all pharmacy providers in the Contractor's network.

5.2   CERTIFIED LOCAL HEALTH DEPARTMENT SERVICES

      (a) The Contractor shall work in good faith to assist the Department to achieve its objective of supporting Certified Local Health Departments. To this end, the Contractor shall seek to negotiate and execute one of the following documents with each Certified Local Health Department serving a jurisdiction in which Beneficiaries reside:

            (1) the Contractor shall subcontract with Certified Local Health Departments to provide, at a minimum, the services listed in this Article V, Section 5.2(b); or

            (2) the Contractor shall enter into linkage agreements with Certified Local Health Departments. Such linkage agreements shall conform to the Department's model Certified Local Health Department Linkage Agreement. Any variation in terms from the model agreements is subject to the mutual agreement of the Contractor and the Certified Local Health Department and prior approval by the Department. A copy of all executed linkage agreements shall be filed promptly by the Contractor with the Department.

      (b) The following services, at a minimum, shall be encompassed in the subcontracts or linkage agreements entered into by the Contractor pursuant to this Article V, Section 5.2(a) to the extent these services are within the Certified Local Health Department's scope of services as established by the appropriate board of health or other governing body:

            (1) the following Healthy Kids/EPSDT Services: childhood immunizations as recommended by the Advisory Committee on Immunization Practices and adopted by the Illinois Department of Public Health, well-child screening, blood draw for lead testing, make-up visit, hearing screening, vision screening and developmental screening;

            (2) adult immunizations for disease outbreak control and those determined necessary for public health protection;

            (3) testing, screening and initial treatment for sexually transmitted infections;

            (4)   tuberculosis screening and one month's initial treatment; and

            (5)   HIV screening and counseling.

      (c)   If the Contractor elects to execute a document described in this
            Article V, Section 5.2 (a)(l) with a Certified Local Health Department, the prospective add-on to the Capitation rates paid to the Contractor for Beneficiaries residing in areas covered by such Certified Local Health Department shall be agreed upon by the Contractor and the Department and reflected in an amendment to Attachment I and shall be implemented on a date designated by the Department.

      (d)   If the Contractor elects to execute a document described in this
            Article V, Section 5.2(a)(2) with a Certified Local Health Department, payment for the services listed in this Article V,
            Section 5.2(b) and provided by a Certified Local Health Department on behalf of Beneficiaries residing in areas covered by such Certified Local Health Department shall be the responsibility of the Department. These payments by the Department will be implemented on a date designated by the Department.

      (e) The Contractor shall be considered to have satisfied the requirement set forth in this Article V, Section 5.2 if it has offered to enter into the model Certified Local Health Department Linkage Agreement, but the Certified Local Health Department has refused to enter into the model agreement.

5.3   MARKETING

      The Contractor shall, initially and as revised, submit to the Department for the Department's prior written approval all of the following materials: Certificate of

      Coverage or Document of Coverage; Beneficiary Handbooks; Marketing Materials, including Marketing brochures and fliers; Marketing plans, including descriptions of proposed Marketing approaches and Marketing procedures; training materials and training schedules relating to services under this Contract; and all other materials and procedures utilized by the Contractor in connection with Marketing and training. Any substantive revisions to the foregoing materials that will either directly or indirectly affect interpretation of benefits, the delivery of services or the administration of benefits are subject to the Department's prior written approval as set forth in this paragraph.

      Marketing by mail, mass media advertising and community oriented Marketing directed at Eligible Enrollees will be allowed subject to the Department's prior approval. The Contractor shall be responsible for all costs of mailing, including labor costs. The Department reserves the right to determine and set the sole process of, cost, and payment for Marketing by mail, using names and addresses of Participants supplied by the Department, including the right to limit Marketing by mail to a vendor under contract to the Department and the terms and conditions set forth in that vendor contract. The Contractor shall distribute Marketing materials to the entire Contracting Area, but to the extent permitted by law and approved by the Department, Contractors may market selectively by eligibility category, by Contracting Area, by county, by local Department of Human Services office area or by other geographic area.

      The Contractor agrees to be bound by the following requirements for
      Marketing:

      (a) The Contractor shall not engage in Marketing practices that mislead, confuse or defraud either Eligible Enrollees or the Department;

      (b) Marketing Materials must be clear and must include, at a minimum, the information required in Article V, Section 5.5;

      (c) Eligible Enrollees shall be solicited from a geographic area that does not exceed the Contracting Area(s);

      (d) All Eligible Enrollees must be considered as potential Beneficiaries and may not be discriminated against on the basis of health status or need for health care services or on any illegal basis

      (e) The Contractor's Marketing shall be designed to reach a distribution of Eligible Enrollees across age and sex categories. as such categories are established for rates as set forth in Attachment I, in the Contracting Area(s). The Contractor's Marketing shall not be designed to achieve favorable reimbursement by enrolling a disproportionate percentage of Beneficiaries from a particular age and sex category or family income level;

      (f) The Contractor shall not actively facilitate disenrollment of Beneficiaries from other plans, by providing Managed Care Disenrollment Forms or otherwise, including transporting Beneficiaries for the purpose of their disenrollment. The Contractor may educate Beneficiaries on the disenrollment process. The Contractor shall not offer gifts or incentives to Beneficiaries of other plans that are not offered to all Eligible Enrollees;

      (g) Marketing personnel who engage in Marketing services under this Contract are considered the agents of the Contractor, whether they are employees, independent contractors, or independent insurance brokers. The Contractor shall be held responsible for any misrepresentation or inappropriate activities by such Marketing personnel. All Marketing personnel are required to participate in training sessions that may be developed and presented by the Department, and which sessions set forth the Department requirements, expectations and limitations on Marketing practices in which the Contractor's personnel will engage. The individual salaries, benefits or other compensation paid by the Contractor to each of its Marketing personnel shall consist of no less than seventy-five percent (75%) salary and benefits and no more than twenty-five percent (25%) commission in cash or kind. The salary, benefit and other compensation schedules for such personnel are subject to audits by the Department, Office of Inspector General and as set forth in Article IX, Section 9.1. All salary schedules shall be kept by the Contractor to enable the Department or any Authorized Persons to identify a specific enunciation of each Marketing personnel's total salary, benefit and other compensation, the percentage of that salary, benefits or other compensation that was based on commission and the basis for such commission. The Contractor shall hold the Department harmless for any and all claims, complaint's or causes of action that shall arise as a result of this contractually imposed salary, benefit and other compensation structure for Marketing personnel.

            Compensation of independent insurance brokers who hold a producers license issued by the State of Illinois Department of Insurance is not subject to the limitations on commission described in the above paragraph. All other provisions of the Contract regarding Marketing shall apply to the Contractor with respect to the activities of independent insurance brokers.

      (h) It shall be the duty and obligation of the Contractor to credential and where necessary or appropriate, recredential all Marketing personnel, including trainers and field supervisors. Recredentialing shall be performed at the time the Department of Insurance renews the individual's license or certification. Recredentialing activity that changes the status of Marketing personnel shall be submitted to the Department as changes occur. No current or future personnel of the Contractor may engage in Marketing activities hereunder without first meeting all credentialing requirements set forth herein as well as in the regulations, guidelines or policies of the Department. At a minimum, all Marketing personnel of the Contractor, including independent insurance brokers, must meet the following credentialing requirements:

            (1) must have been trained in all provisions of the Contractor's Department approved training manual for marketers;

            (2) must hold a valid license or certification as issued by the State of Illinois, Department of Insurance, a copy of which must be submitted to the Department prior to any Marketing personnel's engaging in Marketing activities hereunder;

            (3) may not engage in Marketing activities for any other MCO that has a contract with the Department;

            (4)   may not also be Providers of medical services;

            (5)   may not have been convicted of any felony within the last ten
                  (10) years;

            (6) may not have been terminated from employment in the previous twelve (12) months by any MCO for engaging in any prohibited Marketing practices or misconduct associated with or related to Marketing activities. The Contractor shall obtain a written consent from all Marketing personnel for prior employers to release employment information to the Contractor concerning any prior or current employment in which Marketing activities were performed by any Marketing personnel and contact the previous employer(s). The Contractor may use any other employment practices it deems appropriate to obtain and meet these credentialing requirements; and

            (7)   must not be an Ineligible Person.

      (i) The Department may at any time, in its own discretion and without notification to the Contractor, attend any Marketing training session conducted by the Contractor.

      (j) The Contractor must immediately notify the Department, in writing, of any individual who is hired by the Contractor who has previously been employed by an agent for the Department responsible for the education of Eligible Enrollees about managed care.

      (k) The Contractor shall immediately notify the Department and the Office of Inspector General, in writing, of any inappropriate Marketing activities.

      (l) Before any individual may engage in any Marketing activity under this Contract, the Contractor shall provide, in a format designated by the Department, the name and Social Security number and a copy of the Department of Insurance license or certification of that individual to the Department and certify to the Department that the individual meets the minimum credentialing requirements above. The Department must provide written approval of such individual before the individual may engage in any Marketing activity under this Contract.

            Thereafter, on a monthly basis, the Contractor shall report, in a format designated by the Department, the name and Social Security numbers of all Marketing personnel to the Department. It is the obligation of the Contractor to ensure that the Department has a current list of all Marketing personnel. The Contractor must immediately notify the Department, in writing, of any Marketing personnel who terminate employment with the Contractor either voluntarily or involuntarily. If termination is involuntary, the Contractor must notify the Department if the reason for termination is related to misconduct under this Contract.

      (m) The Contractor shall not engage in any Marketing activities directed at enrolling Eligible Enrollees while they are admitted to any inpatient facilities.

      (n) Marketing in or immediately outside of any Department or Department of Human Services field office is strictly prohibited.

      (o) Marketing at Provider offices or facilities is permissible under the following circumstances:

            (1) the Contractor must have a written agreement with the Provider, signed by the Provider or his designee, a copy of which shall be kept on file by the Contractor and submitted to the Department upon request. Such written agreement shall set forth specifically what Marketing may be conducted at that Provider office or facility, the frequency with which those Marketing activities may occur and a description of the setting in which the Marketing activities will occur;

            (2) no Marketing activities may be conducted in emergency room waiting areas or in treatment areas at any Provider office or facility; and

            (3) at no time shall any Marketing personnel have access to an Eligible Enrollee's medical records regardless of whether such Marketing activity is conducted at the Provider office or facility or another location.

      (p) Direct or indirect door-to-door, telephonic, or other cold call Marketing is strictly prohibited. Door-to-door Marketing is direct or indirect "cold call" or unsolicited Marketing activities at an individual's residence. "Cold call" Marketing means any unsolicited personal contact by MCO personnel with the Eligible Enrollee at that individual's residence for the purpose of influencing the individual to enroll with that MCO and includes unsolicited telephone contact and any other type of contact made without the individual's written consent. Such written consent may be obtained at the initiation of a visit to an individual's residence as long as the Contractor has obtained the individual's oral consent prior to the visit and has documented such consent in a written form that identifies the person granting the consent and the person receiving the consent, as well as the date, time and place that the oral consent was given. Any contacts at the individual's residence must be made within thirty (30) days from the date the individual gave oral consent. Soliciting individuals to provide the names of other Eligible Enrollees is also strictly prohibited. Nothing in this section shall prohibit the Contractor from distributing unsolicited Marketing materials via the United States Postal Service or a commercial delivery service where such service is unrelated to the Contractor.

5.4   INAPPROPRIATE ACTIVITIES

      The Contractor shall not:

      (a) provide cash to Eligible Enrollees, Prospective Beneficiaries or Beneficiaries, except for stipends, in an amount approved by the Department, and reimbursement of expenses provided to Beneficiaries for participation on committees or advisory groups;

      (b) provide gifts or incentives to Eligible Enrollees or Prospective Beneficiaries unless such gifts or incentives: (1) are provided to meet the objectives of the Medical Assistance Program or KidCare;
            (2) are related to health care; (3) do not exceed a nominal value (i.e., an individual gift or incentive may not exceed ten dollars ($10)); and (4) have been pre-approved by the Department;

      (c) provide gifts or incentives to Beneficiaries unless such gifts or incentives (1) are provided to promote preventive care; (2) are not in the form of cash or an instrument that may be converted to cash; and (3) have been pre-approved by the Department;

      (d) seek to influence an Eligible Enrollee's Enrollment with the Contractor in conjunction with the sale of any other insurance;

      (e) induce providers or employees of the Department or the Department of Human Services to reveal confidential information regarding Participants or otherwise use such confidential information in a fraudulent manner;

      (f) threaten, coerce or make untruthful or misleading statements to Eligible Enrollees, Prospective Beneficiaries or Beneficiaries regarding the merits of Enrollment in the Contractor's Plan or any other plan; or

      (g) present an incomplete Managed Care Enrollment Form to an Eligible Enrollee for his signature.

5.5   OBLIGATION TO PROVIDE INFORMATION

      The Contractor agrees to provide Basic Information to the individuals and at the times described below:

      (a) to each Beneficiary or Prospective Beneficiary within a reasonable time after it receives notice of his enrollment;

      (b)   to any Eligible Enrollee who requests it; or

      (c) once a year Contractor must notify its Beneficiaries of their right to request and obtain the Basic Information.

      (d)   "Basic Information" as used herein shall mean:

            (1) kinds of benefits, and amount, duration and scope of benefits available under the Plan. There must be sufficient detail to ensure Beneficiaries receive the Covered Services to which they are entitled, including Pharmaceuticals, mental health and substance abuse services;

            (2) procedures for obtaining Covered Services, including approval requirements, if any;

            (3) information, as provided by the Department, regarding any benefits to which they may be entitled under the Medical Assistance Program or KidCare that are not provided under the Plan and specific instructions on where and how to obtain those benefits, including how transportation is provided and that family planning services may be obtained from an Affiliated or non-Affiliated Provider;

            (4) any restrictions on a Beneficiary's freedom of choice among Affiliated Providers;

            (5) the extent to which a Beneficiary may obtain Covered Services from non-Affiliated Providers;

            (6) the extent to which after-hours and emergency coverage are provided;

            (7) policy on referrals for specialty care and for Covered Services not furnished by a Beneficiary's Primary Care Provider;

            (8)   cost sharing, if any;

            (9) the rights and responsibilities of a Beneficiary such as those pertaining to enrollment and disenrollment and Beneficiary rights under State and Federal law;

            (10)  complaint, grievance, and fair hearing procedures;

            (11)  appeal rights and procedures;

            (12) names and locations of current Affiliated Providers, including identification of those who are not accepting new patients; and

            (13) a copy of the Contractor's Certificate of Coverage or Document of Coverage.

      (e) The following additional information must be provided by Contractor upon request to any Beneficiary, Prospective Beneficiary, and Eligible Enrollee:

            (1)   MCO and health care facility licensure; and

            (2) information about Affiliated Providers of health care services, including education, Board certification and recertification.

5.6   QUALITY ASSURANCE, UTILIZATION REVIEW AND PEER REVIEW

      (a) All services provided by or arranged for by the Contractor to be provided shall be in accordance with prevailing community standards. The Contractor must have in effect a program consistent with the utilization control requirements of 42 C.F.R. Part 456. This program will include, when so required by the regulations, written plans of care and certifications of need of care.

      (b) The Contractor agrees to comply with the quality assurance standards attached hereto as Exhibit A.

      (c) The Contractor shall have a Utilization Review Program that includes a utilization review plan, a utilization review committee, and appropriate mechanisms covering preauthorization and review requirements.

      (d) The Contractor shall establish and maintain a Peer Review Program approved by the Department to review the quality of care being offered by the Contractor, employees and subcontractors.

      (e) The Contractor agrees to comply with the utilization review standards and peer review standards attached hereto as Exhibit B.

5.7   PHYSICIAN INCENTIVE PLAN REGULATIONS

      The Contractor shall comply with the provisions of 42 C.F.R. 434.70. This shall include submission to the Department, at required intervals, the information described in 42 C.F.R. 417.479(h) and (i). If, to conform with these regulations, the Contractor performs Beneficiary satisfaction surveys, such surveys may be combined with those required by the Department pursuant to Article V Section 5.16 of this Contract.

5.8   PROHIBITED AFFILIATIONS

      (a) The Contractor shall assure that any Affiliated Provider, including out-of-State Providers, is enrolled in the Medical Assistance Program, if such enrollment is required for such Provider by Department rules or policy in order to submit claims for reimbursement or otherwise participate in the Medical Assistance Program. The Contractor shall assure that any non-Affiliated Illinois provider billing for services is enrolled in the Medical Assistance Program prior to paying claims.

      (b) The Contractor shall not employ, subcontract with, or affiliate itself with or otherwise accept any Ineligible Person into its network.

      (c) The Contractor shall screen all current and prospective employees, contractors, and sub-contractors, prior to engaging their services under this Contract by: (i) requiring them to disclose whether they are Ineligible Persons; (ii) reviewing the OIG's list of sanctioned persons (available on the World Wide Web at http:www.arnet.[ILLEGIBLE]) and the HHS/OIG List of Excluded Individuals/Entities (available on the World Wide Web at http://www.dhhs.gov/oig). The Contractor shall annually screen all current employees, contractors and sub-contractors providing services under this Contract. The Contractor shall screen out-of-State non-Affiliated Providers billing for Covered Services prior to payment and shall not pay such Providers who meet the definition of Ineligible Persons.

      (d) The Contractor shall terminate its relations,with any Ineligible Person immediately upon learning that such Person or Provider meets the definition of an Ineligible Person and notify the OIG of the termination.

5.9   RECORDS

      (a)   Maintenance of Business Records

            The Contractor shall maintain all business and professional records that are required by the Department in accordance with generally accepted business and accounting principles. Such records shall contain all pertinent information about the Beneficiary including, but not limited to, the information required under this Article V,
            Section 5.9. Medical records reporting requirements shall be adequate to ensure acceptable continuity of care to Beneficiaries.

      (b)   Availability of Business Records

            Records shall be made available in Illinois to the Department and Authorized Persons for inspection, audit, and/or reproduction as required in Article IX, Section 9.1. These records will be maintained as required by 45 C.F.R. Part 74. As a part of these requirements, the Contractor will retain all records for at least five (5) years after final payment is made under the Contract. If an audit, litigation or other action involving the records is started before the end of the five-year (5 year) period, the records must be retained until all issues arising out of the action are resolved.

      (c)   Patient Records

            (1)   Treatment Plans

                  The Contractor must develop and use treatment plans for chronic disease follow-up care that are tailored to the individual Beneficiary. The purpose of the plan is to assure appropriate ongoing treatment reflecting the prevailing community standards of medical care designed to minimize further deterioration and complications. Treatment plans shall be on file with the permanent record for each Beneficiary with a chronic disease and with sufficient information to explain the progress of treatment.

            (2)   Permanent Records

                  A permanent medical record shall be maintained at the Primary Care Site for every Beneficiary and be available to the Primary Care Provider, Women's Health Care Provider and other Providers. Copies of the medical record shall be sent to any new Site to which the Beneficiary transfers, provided the Beneficiary consents to the transfer. The Contractor shall make good faith efforts to obtain such consent. Copies of records shall be released only to Authorized Individuals. Original medical records shall be released only in accordance with Federal or State law, court orders, subpoenas, or a valid records release form executed by a

                  Beneficiary. The Contractor shall ensure that Beneficiaries have timely access to the records. The Contractor shall protect the confidentiality and privacy of minors, and abide by all Federal and State laws regarding the confidentiality and disclosure of medical records, mental health records, and any other information about Beneficiary. The Contractor shall produce such records for the Department upon request. Medical records must include Provider identification and Beneficiary identification. All entries in the medical record must be legible and dated, and the following, where applicable, shall be included:

                  -     patient identification;

                  - personal health, social history and family history, with updates as needed;

                  -     obstetrical history (if any) and/or profile;

                  -     hospital admissions and discharges;

                  - relevant history of current illness or injury (if any) and physical findings;

                  -     diagnostic and therapeutic orders;

                  -     clinical observations, including results of treatment;

                  -     reports of procedure, tests and results;

                  -     diagnostic impressions;

                  - patient disposition and pertinent instructions to patient for follow-up care;

                  -     immunization record;

                  -     allergy history;

                  -     periodic exam record;

                  -     growth chart;

                  -     referral information, if any;

                  -     health education provided; and

                  -     family planning and/or counseling.

5.10  COMPUTER SYSTEM REQUIREMENTS

      (a) The Contractor must establish and maintain a computer system compatible with the Department's system, and execute an electronic communication agreement provided by the Department. The system must be able to exchange data using Connect Direct, a product of Sterling Software, or other products as allowed by the Department.

      (b) The Contractor shall pay for a line connection for communication between the Contractor and the Department that shall be established by the Department. A 56KB or faster dedicated telecommunication line or multiple 56KB or faster circuits will be necessary to interface directly with the State. All costs associated with interfacing with the Department shall be borne by the Contractor.

      (c) The Contractor must provide staff with proficient knowledge in telecommunications to ensure communication connectivity is established and maintained.

5.11  REGULAR REPORT AND SUBMISSION REQUIREMENTS

      (a) The Contractor shall submit to the Department regular reports and special reports as set forth in this Section. Reports shall be submitted in a format and medium designated by the Department.

            (1) Quality Assurance, Utilization Review and Peer Review Report (QA/UR/PR Report). This report shall provide a summary review of the effectiveness of the Contractor's Quality Assurance Plan, including that implemented in the area of behavioral health. The summary review shall contain the Contractor's processes for quality assurance, utilization review and peer review. The report's content, as determined by the Department, will include, but is not limited to: quality assurance, utilization and peer review activities during the fiscal year; quality indicators and methodology for measuring those indicators; trending and comparison of clinical, including behavioral health, and service indicators and health outcomes; results of the medical record reviews and quality assurance studies (focused medical studies); aggregate data on utilization of services, including the Contractor's progress toward meeting the Department's established preventive care participation goals set forth in this Article V, Section 5.13(a), (b), and (c); summary of oversight activities and outcomes; quality improvement strategies (including those identified through the grievance process); implemented and demonstrated improvements; summary of credentialing and peer review activities; Beneficiary Satisfaction Survey analysis; and changes in the Contractor's Quality Assurance, Utilization Review or Peer Review program planned for the next fiscal year. In the QA/UR/PR Report, the five (5) HEDIS indicators mutually selected by the MCOs and the Department shall be reported. In the second year of the Contract, an additional set of mutually agreed upon common HEDIS indicators will be added and reported in the QA/UR/PR Report.

            (2) Summary of Grievances and Resolutions and External Independent Reviews and Resolutions. This quarterly report shall provide a summary of the grievances filed by Beneficiaries and the resolution of such grievances as well as a summary of all external independent reviews and the resolution of such reviews. Such report shall include types of grievances and external independent reviews by category and totals, the number and levels at which the grievances/reviews were resolved, the types of resolutions and the number pending resolution by category.

            (3) Behavioral Health Report. On a quarterly basis, the Contractor shall submit to the Department behavioral health utilization statistics and analysis as specified in Paragraph 12 of Exhibit A.

            (4) Marketer Training Schedule and Agenda. On a quarterly basis, two weeks prior to the beginning of the report quarter, the Contractor shall provide the Department with its; schedule for training of Marketing personnel. The model agenda for each type of training must accompany the schedule. The Contractor shall provide the Department with written notice of any changes to the quarterly schedule at least seventy-two (72) hours prior to the scheduled training.

            (5) Marketing Representative Listing. On a monthly basis, on the first of day of the month for that month, the Contractor shall provide the Department with a list of all Marketing personnel who are active as well as any Marketing personnel for whom a change of status has occurred since the last report month.

            (6) Fraud and Abuse Report. The Contractor shall report all allegations of Fraud, Abuse or misconduct of Providers, Beneficiaries or Department employees to the OIG immediately upon knowledge of such Fraud, Abuse or misconduct. If no Fraud, Abuse or misconduct is reported to the OIG during a quarter, the Contractor shall file a certification of such with the OIG within thirty (30) days of the end of the quarter.

      (b)   Submissions

            (1)   Encounter Data

                  (A) Submission. The Contractor must report, in accordance with Subsections (B) and (C) of this Article V, Section 5.11(b)(1), all services received by Beneficiaries. On a monthly basis, the Contractor shall provide the Department with files in the format and medium designated by the Department, prepared with claims level detail as required herein and in Exhibit E. attached hereto, for all services received by Beneficiaries during a given month. This data must be received by the Department within one hundred twenty (120) days of the last day of the service month. Any claims processed by the Contractor for services provided in a given report month subsequent to submission of the monthly Encounter Data Report shall be reported on the next submission of the monthly Encounter Data Report.

                  (B) Testing. Upon receipt of each submitted data file, the Department shall perform two distinct levels of review. The first level of review and edits performed by the Department shall check the data file format. These edits shall include, but are not limited to the following: check the data file for completeness of records; correct sort order of records; proper field length and composition; and correct file length. The format of the file, to be accepted by the Department, must be one hundred percent (100%) correct.

                        If the format is correct, the Department shall then perform the second level of review. This second review shall be for standard claims processing edits. These edits shall include, but are not limited to the following: correct Provider numbers; valid recipient numbers; valid procedure and diagnosis codes; cross checks to assure Provider and recipient numbers match their names; and the procedures performed are correct for the age and sex of the recipient. The acceptable error rate of claims processing edits of the Illinois Medicaid UB92 Billing Specification data file, the HCFA National Standard Format for noninstitutional claims data file, and the IDPA Direct Tape format for pharmacy claims file shall be determined by the Department. Once an acceptable error rate has been achieved, as determined by the Department, the Contractor shall be instructed that the testing phase is complete and that data should be sent in production.

                  (C) Production. Once the Contractor's testing of data specified in (B) above is completed, the Contractor will be certified for production. Once certified for production, the data shall continue to be submitted in accordance with (A) above. The data will continue to be reviewed for correct format and quality. The Contractor shall submit as many files as possible in a time frame agreed upon by the Department and the Contractor, to ensure all data is current.

                  (D) Within thirty (30) days of the date of receipt by the Department, records that fail the edits described above in (B) or (C) will be returned to the Contractor for correction. Corrected data must be returned to the Department for re-processing.

            (2) Provider Network Submissions. The Contractor shall submit to the Department, in a format and medium designated by the Department, Provider network reports that shall include the following: monthly Provider Affiliation with Sites as set forth in the format given to the Contractor by the Department; monthly updating of all Providers who have either become a Provider in the Contractor's network or who have left the network since the last report; New Site Provider Affiliations as new Sites are added; Site terminations immediately as they occur; and Beneficiary Site Assignments/Site Transfers as they occur. New Site/PCP information shall be reported in a format and medium as required by the

                  Department. During the term of this Contract, this report shall be converted to electronic data transmission. The Department will give the Contractor no less than one hundred twenty (120) days notice prior to conversion of this report to electronic data transmission.

            (3) Disclosure Statements. The Contractor shall submit disclosure statements to the Department initially, annually, on request and as changes occur.

            (4)   Beneficiary Materials:

                  (A) Certificate or Document of Coverage and Any Changes or Amendments. The Contractor shall submit these documents to the Department for prior approval initially and as revised.

                  (B) Beneficiary Handbook. The Contractor shall submit the handbook to the Department for prior approval initially and as revised. The Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

                  (C) Identification Card. The Contractor shall submit the identification card to the Department for prior approval initially and as revised. The Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

            (5)   Subcontracts and Provider Agreements:

                  (A) Model Subcontracts and Provider Agreements. The Contractor shall provide copies of model subcontracts and Provider agreements related to Covered Services, assignment of risk and data reporting functions, including the form of all proposed schedules or exhibits, intended to be used therewith, and any substantial deviations from these model subcontracts and Provider agreements to the Department initially and as revised.

                  (B) Executed Subcontracts and Provider Agreements. The Contractor shall provide copies of any subcontract and Provider agreement to the Department upon request.

                  (C) Executed Linkage Agreements. The Contractor shall provide copies of executed linkage agreements to the Department immediately upon execution by the Contractor.

            (6) Marketing Materials. The Contractor shall submit all Marketing Materials to the Department for prior approval initially and as revised. The

                  Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

            (7) Marketing Representative Terminations. The Contractor shall submit names of Marketing personnel who have terminated employment or association with the Contractor as such terminations occur. The submission shall indicate whether the termination was voluntary or involuntary and, if involuntary, shall state whether the reason for termination was related to misconduct under this Contract.

            (8)   Quality Assurance/Medical:

                  (A) Quality Assurance, Utilization Review, Peer Review and Health Education Plans. The Contractor shall submit such plans to the Department for prior approval initially and as revised. The Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

                  (B) QA/UR/PR Committee Meeting Minutes. The Contractor shall submit the minutes of these meetings to the Department on a quarterly basis.

                  (C) Grievance Procedures. The Contractor shall submit Grievance Procedures to the Department for prior approval initially and as revised. The Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

      (c) Additional Reports. The Contractor shall submit to the Department additional reports or submissions at the frequency set forth in Exhibit C and Exhibit D and all other reports and information required by the provisions of this Contract.

      (d) Unless otherwise specified, the Contractor shall submit all reports to the Department within thirty (30) days from the last day of the reporting period or as defined in Exhibit C and Exhibit D. All reports and submissions listed in this Article V, Section 5.11 must be submitted to the Department in a Department designated format and at the intervals set forth in Exhibit C and Exhibit D. The Department may require additional reports throughout the term of this Contract. The Department will provide adequate notice before requiring production of any new reports or information, and will consider concerns raised by Contractors about potential burdens associated with producing the proposed additional reports. The Department will provide the basis (reason) for any such request. Failure of the Contractor to follow reporting requirements shall subject the Contractor to the sanctions in Article IX, Section 9.10.

            A schedule of all reports and the reporting frequency required under this Contract is provided in Exhibit C. A schedule of all submissions and the submitting frequency required under this Contract is provided in Exhibit D. For purposes of this Article V,
            Section 5.11, the following terms shall have the following meanings:

            - annual shall be defined by the State fiscal year beginning July first of each year and ending on but including June thirtieth of the following year; and

            - quarter shall be defined as three consecutive calendar months of the State's fiscal year.

      (e) Unless otherwise stated, all reports required herein shall differentiate between MAG Beneficiaries, MANG Beneficiaries and KidCare Beneficiaries, where applicable, and insofar as Beneficiaries can be differentiated by an identifiable code available to the Contractor.

5.12  HEALTH EDUCATION

      The Contractor shall establish and maintain an ongoing program of health education as delineated in its written plan and submitted annually to the Department. The health education program will advise Beneficiaries concerning appropriate health care practices and the contributions they can make to the maintenance of their own health. All health education materials must be approved by the Contractor's medical director. Providing material during Marketing and Enrollment does not satisfy the requirements of this Article V, Section 5.12. The Contractor must make good faith efforts to ensure that Primary Care Providers are active participants in the health education program. The health education program shall provided, at a minimum, the following:

      (a) Information on how to use the Plan, including information on how to receive Emergency Services in and out of the Contracting Area.

      (b) Information on preventive care including the value and need for screening and preventive maintenance.

      (c) Counseling and patient education as to the health risks of obesity, smoking, alcoholism, substance abuse and improper nutrition, and specific information for persons who have a specific disease.

      (d) Information on disease states, that may affect the general population.

      (e) Educational material in the form of printed, audio, visual or personal communication.

      (f) Information will be provided in language that the Beneficiary understands and that meets the requirements set forth in Article II,
            Section 2.4.

      (g) A single individual appointed by the Contractor to be responsible for the coordination and implementation of the program.

      The Contractor further agrees to review the health education program, at reasonable intervals, for the purpose of amending same, in order to improve said program. The Contractor further agrees to supply the Department or its designee with the information and reports prescribed in its approved health education program or the status of such program.

5.13  REQUIRED MINIMUM STANDARDS OF CARE

      The Contractor shall make a good faith effort to provide or arrange to provide to all Beneficiaries medical care consistent with prevailing community standards at locations serving the Contracting Area that assure reasonable availability and accessibility to Beneficiaries.

      The Contractor will provide a system to notify Beneficiaries on an ongoing basis of the need for and benefits of health screenings and physical examinations. The Contractor will exercise reasonable efforts to provide or arrange to provide such examinations to all its Beneficiaries.

      (a)   Healthy Kids/EPSDT Service to Beneficiaries Under Twenty-One (21)
            Years

            All Beneficiaries under twenty-one (21) years of age should receive screening examinations including appropriate childhood immunizations at intervals as specified by the Healthy Kids EPSDT Program as set forth in Sections 1902(a)(43)and 1905(a)(4)(B) of the Social Security Act and 89 Ill. Adm. Code 140.485. Any condition discovered during the screening examination or screening test requiring further diagnostic study or treatment must be provided if within the scope of Covered Services. The Contractor shall refer the Beneficiary to an appropriate source of care for any required services that are not Covered Services. If, as a result of Healthy Kids/EPSDT services, the Contractor determines a Beneficiary is in need of services that are not Covered Services but are services otherwise provided for under the Medical Assistance Program, the Contractor will ensure that the Beneficiary is referred to an appropriate source of care. The Contractor shall have no obligation to pay for services that are not Covered Services.

            At a minimum, the Contractor shall provide or arrange to provide all appropriate screening and vaccinations in accordance with OBRA 1989 guidelines to eighty percent (80%) of Beneficiaries younger than twenty-one (21) years of age.

      (b)   Preventive Medicine Schedule (Services to Beneficiaries Twenty-One
            (21) Years of Age and Over)

            The following preventive medicine services and age schedule is the minimum acceptable range and scope of required services for adults. The Contractor may substitute an alternate schedule for adult preventive medicine services as long as such schedule is based upon recognized guidelines such as those recommended by the current U.S. Preventive services Task Force's "Guide to Clinical Preventive Services" and the Contractor submits the schedule to the Department and receives the Department's written approval for the alternate schedule prior to implementing it.

Service

1  Complete                 To be provided during first year of Enrollment,
   history/physical         plus complete physical exam when indicated, but
                            minimally at five (5) years when there are no other
                            indications.

2  Circulatory &            When indicated in any Beneficiary, but every year
   Fundoscopy               in diabetics, hypertensives, and those with prior
   Evaluation               history of circulatory and/or retinal disease.

3  Rectal Exam &            Minimally every year in any Beneficiaries with
   hemocult                 history of G.I. bleeding, disease of colon, history
                            of colon polyps and any history of prior carcinoma
                            of G.I. tract. An annual digital rectal exam for
                            asymptomatic men age fifty (50) and over,
                            African-American men age forty (40) and over; and
                            men age 40 and over with a family history of
                            prostate cancer.

4  Clinical Breast          1. Minimally, every year in any Beneficiary with
   Examination                 history of fibrocystic disease or other benign
                               lump in breast, and in those with prior carcinoma.

                            2. Every two (2) years in all females with no
                               other indications for exam.

                            3. For all females, patient instruction in
                               self-examination of breasts.

5  CBC                      When indicated by complaints, history or physical
                            findings.

6  Urinalysis               When indicated by complaints, history or physical
                            findings, at least annually in all diabetics,
                            hypertensives and those with history of renal or
                            prostatic disease. Should also document urine
                            culture and sensitivity in all recurrent or chronic
                            urinary or prostatic infections prior to any
                            long-term antibiotic therapy.

7  Blood Chemistries,       When indicated by complaints, history or physical
   Enzymes, or other        findings, and as indicated by specific diagnosis
   Laboratory Profiles      and/or therapy as blood sugar in diabetics or
                            dilantin level in epileptics, and including annual
                            prostate-specific antigen test for males.

8  EKG                      Baseline, at age fifty (50), if not before; only
                            when indicated thereafter.

9  Mammography              1.  Baseline in females at age thirty-five (35) or
                                older;

                            2.  Every year for women age forty (40) and older;
                                and

                            3. As indicated for women with personal or family history.

10 Sigmoidoscopy            With each complete physical exam, whenever
                            indicated.

11 Respiratory Testing      In all patients with a chronic respiratory disease
                            diagnosis and, as baseline, in all patients who smoke.
                            (Recommendations made to this patient after
                            examination and testing should be documented).

12 Blood Pressure           Annually after age eighteen (18).
   Check

13 Papanicolaou Smear       Routine annual screening including a cervical
                            smear or Papanicolaou Smear and pelvic-exam for
                            females who are eighteen (18) years of age and
                            older, or at the onset of becoming sexually active,
                            whichever is earlier.

14 Prostate Specific        Annually for asymptomatic men age fifty (50) and
   Antigen Test             older, African American men age forty (40) and
                            older, and all men age forty (40) and older with a
                            family history of prostate cancer.

      At a minimum, the Contractor shall make good faith efforts to provide or arrange to provide the initial history and physical examination to fifty percent (50%) of all Beneficiaries in their first twelve (12) months of coverage, to seventy percent (70%) of all Beneficiaries in their second twelve (12) months of coverage and eighty percent (80%) of all Beneficiaries in their third twelve (12) months of coverage or more. For purposes of this subsection, "twelve (12) months of coverage" may include up to forty-five (45) days interrupted coverage.

(c)   Maternity Care

      The Contractor shall provide or arrange to provide quality care for pregnant Beneficiaries. At a minimum the Contractor shall make good faith efforts to provide, or arrange to provide and document:

      (1) A comprehensive prenatal evaluation and care in accordance with the latest standards published by the American College of Obstetrics and Gynecology or the American Academy of Family Physicians. The specific areas to be addressed in regard to the provision of care include, but are not limited to, the following items: content of the initial assessment, including history, physical, lab tests and risk assessment including HIV counseling and voluntary HIV testing; follow-up laboratory testing; nutritional assessment and counseling; frequency of visits; content of follow-up visits; anticipatory guidance and appropriate referral activities.

      (2) At least seventy percent (70%) of all pregnant Beneficiaries shall receive the minimum level of prenatal visits adjusted for the date of coverage under the Plan. For the exclusive purpose of calculating this rate, women who deliver within sixty (60) days of the first day of coverage under the Plan shall be excluded

      (3) The Contractor shall provide or arrange to provide nutritional assessment and counseling to all pregnant Beneficiaries. Individualized diet counseling is to be provided as indicated.

      (4) The Contractor shall require its Primary Care Providers and Women's Health Care Providers to identify maternity cases presenting the potential for high-risk maternal or neonatal complications and arrange appropriate referral to physician specialist or transfer to Level III perinatal facilities as required. The Contractor shall utilize, for such high-risk consultation or referrals, the standards of care promulgated by the Statewide Perinatal Program of the Illinois Department of Human Services.

      (5) The consulting physician at the perinatal center will determine the management of the Beneficiary at that point in time. Should transport be required, the consultant at the perinatal center will identify the most appropriate mode of transport for such a transfer. Should the perinatal center be unable to accept the Beneficiary due to bed unavailability, that center will arrange for admission of the Beneficiary to an alternate Level III perinatal center. All records required for appropriate management of the high-risk Beneficiary receiving consultation or referral to a perinatal center will be provided to the consulting physician as indicated. The Contractor will obtain from the consulting physician all necessary correspondence to enable the Primary Care Provider to provide, or arrange for the provision of, appropriate follow-up care for the mother or neonate following discharge.

(d)   Complex and Serious Medical Conditions

      (1) The Contractor shall provide or arrange to provide quality care for Beneficiaries with complex and serious medical conditions. At a minimum, the Contractor shall provide and document the following:

            (A) Timely identification of Beneficiaries with complex and serious medical conditions.

            (B) Assessment of such conditions and identification of appropriate medical procedures for monitoring or treating them.

            (C)   Implementation of a treatment plan in accordance with this
                  Article V, Section 5.9(c)(l).

(e)   Access Standards

      (1)   Appointments

            Time specific appointments for routine, preventive care shall be made available within five (5) weeks from the date of request for such care. Beneficiaries with more serious problems not deemed Emergency Medical Conditions shall be [ILLEGIBLE] and provided same day service, if necessary. Beneficiaries with problems or complaints that are not deemed serious shall be seen within three (3) weeks from the date of request for such care. The Contractor shall have an established policy that scheduled Beneficiaries shall not routinely wait for more than one (1) hour to be seen by a Provider and no more than six (6) scheduled appointments shall be made for each Primary Care Provider per hour. Notwithstanding this limit, the Department recognizes that physicians supervising other licensed health care Providers may routinely account for more than six (6) appointments per hour.

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      (2)   Services Requiring Prior Authorization

            The Contractor shall provide, or arrange for the provision of, Covered Services as expeditiously as the Beneficiary's health condition requires. Ordinarily, Covered Services shall be provided within fourteen (14) calendar days after receiving the request for service from a Provider, with a possible extension of up to fourteen
            (14) calendar days, if the Beneficiary requests the extension or the Contractor provides written justification to the Department that there is a need for additional information and the Beneficiary will not be harmed by the extension. If the Physician indicates, or the Contractor determines that following the ordinary time frame could seriously jeopardize the Beneficiary's life or health, the Contractor shall provide, or arrange for the provision of, the Covered Service no later than seventy-two(72) hours after receipt of the request for service, with a possible extension of up to fourteen (14) calendar days, if the Beneficiary requests the extension or the Contractor provides written justification to the Department that there is a need for additional information and the Beneficiary will not be harmed by the extension.

(f)   Linkages to Other Services

      (1) The Contractor shall use reasonable efforts to encourage the Plan Providers and subcontractors to cooperate with and communicate with other service providers who serve Beneficiaries. Such other service providers may include CBHPs; Women-Infant and Children (WIC) programs; Head Start programs; Early Intervention programs; Public Health providers; school-based clinics; and school systems. Such cooperation may include performing annual physical examinations for school and the sharing of information (with the consent of the Beneficiary).

      (2) The Contractor shall participate in the Family Case Management Program, which shall include, but is not limited to:

            (A) Coordinating services and sharing information with existing. Family Case Management Providers for its Beneficiaries;

            (B) Developing internal policies, procedures, and protocols for the organization and its provider network for use with Family Case Management Providers serving Beneficiaries; and

            (C) Conducting periodic meetings with Family Case Management Providers performing problem resolution and handling of

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                  grievances and issues, including policy review and technical assistance.

5.14  CHOICE OF PHYSICIANS

      The Contractor shall afford to each Beneficiary a Primary Care Provider and, where appropriate, a Women's Health Care Provider.

      In each Contracting Area, there shall be at least one (1) full-time equivalent Physician for each 1,200 Beneficiaries, including one (1) full-time equivalent Primary Care Provider for each 2,000 Beneficiaries. In each Contracting Area, there shall be at least one (1) Women's Health Care Provider for each 2,000 female Beneficiaries between the ages of eighteen (18) and forty-four (44), at least one (1) Physician specializing in obstetrics for each 300 pregnant female Beneficiaries and at least one
      (1) pediatrician for each 2,000 Beneficiaries under age seventeen (17). All Physicians providing services shall have and maintain admitting privileges and, as appropriate, delivery privileges at an Affiliated Plan hospital; or, in lieu of these admitting and delivery privileges, the Physicians shall have a written referral agreement with a Physician who is in the Contractor's network and who has such privileges at an Affiliated Plan hospital. The agreement must provide for the transfer of medical records and coordination of care between Physicians.

      In any Contracting Area in which the Contractor does not satisfy the full-time equivalent provider requirements set forth above, the Contractor may demonstrate compliance with these requirements by demonstrating that
      (i) the Contractor's full time equivalent Physician ratios exceed ninety percent (90%) of the requirements set forth above, and (ii) that Covered Services are being provided in such Contracting Area in a manner which is timely and otherwise satisfactory. The Contractor shall comply with
      Section 1932(b)(7) of the Social Security Act.

5.15  TIMELY PAYMENTS TO PROVIDERS

      The Contractor shall make payments to Providers for Covered Services on a timely basis consistent with the Claims Payment Procedure described at 42 U.S.C. Section 1396a(a)(37)(A), unless the Provider and the Contractor agree to an alternate payment schedule. Complaints or disputes concerning payments for the provision of services as described in this paragraph shall be subject to the Contractor's Provider grievance resolution system.

      The Contractor shall pay for all appropriate Emergency Services rendered by a Provider with whom the Contractor does not have arrangements within thirty (30) days of receipt of a complete and correct claim. If the Contractor determines it does not have sufficient information to make payment, the Contractor shall request all necessary information from the Provider within thirty (30) days of receiving the claim, and shall pay the Provider within thirty (30) days after receiving such information. Such payment shall be made at the same rate the Department would pay for such services according to the level of services provided.

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      The Contractor shall pay for all authorized Post-Stabilization services rendered by a non-Affiliated hospital Provider at the same rate the Department would pay for such services unless a different rate was agreed upon by the Contractor and Provider. Authorized Post-Stabilization services include such services rendered under the circumstances described in Section 70(c)(2) of the Illinois Managed Care Reform and Patient Rights Act.

      The Contractor shall accept claims from non-Affiliated Providers for at least one (1) year after the date the services are provided. The Contractor shall not be required to pay for claims initially submitted by such Providers more than one (1) year after the date of service.

5.16  GRIEVANCE PROCEDURE AND BENEFICIARY SATISFACTION SURVEY

      (a) The Contractor shall establish and maintain a procedure for reviewing complaints registered by Beneficiaries. The Contractor's procedures must: (1) be submitted to the Department in writing and approved in writing by the Department; (2) provide for prompt resolution, and (3) assure the participation of individuals with authority to require corrective action. The Contractor must have a Grievance Committee for reviewing administrative complaints registered by its Beneficiaries, and Beneficiaries must be represented on the Grievance Committee. At a minimum, the following elements must be included in the grievance process:

            (1) An informal system, available internally, to attempt to resolve all complaints;

            (2) A formally structured system that is compliant with Section 45 of the Managed Care Reform and Patient Rights Act to handle all complaints subject to the provisions of that section of the Act:

            (3) A formally structured Grievance Committee must be available for Beneficiaries whose complaints cannot be handled informally and are not appropriate for the procedures set up under the Managed Care Reform and Patient Rights Act. All Beneficiaries must be informed that such a system exists. Complaints at this stage must be in writing and sent to the Grievance Committee for review;

            (4) The Grievance Committee must have at least twenty-five percent (25%) representation by members of Contractor's prepaid plans, with at least one (1) Beneficiary of Contractor's services under this Contract on the Committee. The Department may require that one (1) member of the Grievance Committee be a representative of the Department;

            (5) Final decisions under the Managed Care Reform and Patient Rights Act procedures and those of the Grievance Committee may be appealed by the Beneficiary to the Department under its Fair Hearings system;

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

            (6) A summary of all complaints heard by the Grievance Committee and by independent external reviewers and the responses and disposition of those matters must be submitted to the Department quarterly;

            (7) A Beneficiary may appoint a guardian, caretaker relative, Primary Care Provider, Women's Health Care Provider, or other Physician treating the Beneficiary to represent him throughout the complaint and appeal process.

      (b) The Contractor agrees to review its grievance procedures, at reasonable intervals, for the purpose of amending same when necessary. The Contractor shall amend the procedures only upon receiving the prior written consent of the Department. The Contractor further agrees to supply the Department and/or its designee with the information and reports prescribed in its approved procedure. This information shall be furnished to the Department upon its request.

      (c) The Contractor shall annually conduct a uniform Beneficiary Satisfaction Survey. The Survey shall be administered in a manner consistent with the Department's required procedures and analyzed by the Contractor. The Department shall use reasonable efforts to assure that its required procedures comport with the accreditation requirements which the Contractor must follow when seeking accreditation from NCQA, JCAHO or other accrediting bodies; however, nothing in this Contract shall require such accreditation. The Contractor shall submit its findings and explain what actions it will take on its findings as part of the comprehensive QA/UR/PR Report.

5.17  PROVIDER AGREEMENTS AND SUBCONTRACTS

      (a) The Contractor may provide or arrange to provide any Covered Services identified in Article V, Section 5.1 with Affiliated Providers or fulfill any other obligations under this Contract by means of subcontractual relationships.

            (1) All Provider agreements and/or subcontracts entered into by the Contractor must be in writing and are subject to the following conditions:

                  (A) The Affiliated Providers and subcontractors shall be bound by the terms and conditions of this Contract that are appropriate to the service or activity delegated under the subcontract. Such requirements include, but are not limited to, the record keeping and audit provisions of this Contract, such that the Department or Authorized Persons shall have the same rights to audit and inspect subcontractors as they have to audit and inspect the Contractor.

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

                  (B) The Contractor shall remain responsible for the performance of any of its responsibilities delegated to Affiliated Providers or subcontractors.

                  (C) No Provider agreement or subcontract can terminate the legal responsibilities of the Contractor to the Department to assure that all the activities under this Contract will be carried out.

                  (D) All Affiliated Providers providing Covered Services for the Contractor under this Contract must currently be enrolled as Providers in the Medical Assistance Program. The Contractor shall not contract or subcontract with an Ineligible Person or a Person who has voluntarily withdrawn from the Medical Assistance Program as the result of a settlement agreement.

                  (E) All Provider agreements and subcontracts must comply with the Lobbying Certification contained in Article IX,
                        Section 9.22 of this Contract.

      (b) With respect to all Provider agreements and subcontracts made by the Contractor, the Contractor further warrants:

            (1)   That such Provider agreements and subcontracts are binding;

            (2) That it will promptly terminate contracts with Providers who are terminated, barred, suspended, or have voluntarily withdrawn as a result of a settlement agreement in any program under federal law including any program under Titles XVIII, XIX, XX or XXI of the Social Security Act or are otherwise excluded from participation in the Medical Assistance Program or KidCare; and

            (3) That all laboratory testing Sites providing services under this Contract must possess a valid Clinical Laboratory Improvement Amendments ("CLIA") certificate and comply with the CLIA regulations found at 42 C.F.R. Part 493.

      (c) The Contractor will submit to the Department copies of model Provider agreements and/or subcontracts, initially and revised, that relate to Covered Services, assignment of risk and data reporting functions and any substantial deviations from these model Provider agreements or subcontracts. The Contractor shall provide copies of any other model Provider agreement or subcontract or any actual Provider agreement or subcontract to the Department upon request. The Department reserves the right to require the Contractor to amend any Provider agreement or subcontract as necessary to conform with the Contractor's duties and obligations under this Contract.

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

            The Contractor may designate in writing certain information disclosed under this Article V, Section 5.17 as confidential and proprietary. If the Contractor makes such a designation, the Department shall consider said information exempt from copying and inspection under Section 7(1)(b) or (g) of the State Freedom of Information Act (5 ILCS 140/1 et seq.). If the Department receives a request for said information under the State Freedom of Information Act, however, it may require the Contractor to submit justification for asserting the exemption. Additionally, the Department may honor a criminal subpoena or civil subpoena for such documents without such being deemed a breach of this Contract or any subsequent amendment here to.

      (d) Prior to entering into a Provider agreement or subcontract, the Contractor shall submit a disclosure statement to the Department specifying any Provider agreement or subcontract and Providers or subcontractors in which any of the following have a five percent (5%) or more financial interest:

            (1) any Person also having a five percent (5%) or more financial interest in the Contractor or its affiliates as defined by 42 C.F.R. 455.101;

            (2) any director, officer, trustee, partner or employee of the Contractor or its affiliates; or

            (3)   any member of the immediate family of any Person designated in
                  (1) or (2) above.

      (e) Any contract or subcontract between the Contractor and a Federally Qualified Health Center ("FQHC") or a Rural Health Clinic ("RHC") shall be executed in accordance with 1902(a)(13) (C) and 1903(m)(2)(A)(ix) of the Social Security Act, as amended by the Balanced Budget Act of 1997 and shall provide payment that is not less than the level and amount of payment which the Contractor would make for the Covered Services if the services were furnished by a Provider which is not an FQHC or a RHC.

5.18 SITE REGISTRATION AND PRIMARY CARE PROVIDER/WOMEN'S HEALTH CARE PROVIDER APPROVAL AND CREDENTIALING

      (a) The Contractor shall register with the Department each Site prior to assigning Beneficiaries to that Site to receive primary care. A fully executed Provider agreement must be in place between the Contractor and the Site prior to registration of the Site. All FQHCs and RHCs must be registered as unique sites. The Contractor must give advance notice to the Department as soon as practicable of the anticipated closing of a Site. If it is not possible to give advance notice of a closing of a Site, the Contractor shall notify the Department immediately when a Site is closed.

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      (b)   The Contractor shall submit to the Department for approval the name, license numbers, and other information requested in a format designated by the Department of all proposed Primary Care Providers and Women's Health Care Providers, as such new Primary Care
            Providers and Women's Health Care Providers are added to the Contractor's network through executed Provider agreements. A Primary Care Provider or Women's Health Care Provider may not be offered to Beneficiaries until the Department has given its written approval of the Primary Care Provider or Women's Health Care Provider.

      (c) All Primary Care Providers and Women's Health Care Providers must be credentialed by the Contractor. The credentialing process may be two-tiered, and the Contractor may assign Beneficiaries to the Primary Care Provider or Women's Health Care Provider following preliminary credentialing. Full credentialing must be completed within a reasonable time following the assignment of Beneficiaries to the Primary Care Provider or Women's Health Care Provider. The Contractor must notify the Department when the credentialing process is completed and the results of the process.

5.19  ADVANCE DIRECTIVES

      The Contractor shall comply with all rules concerning the maintenance of written policies and procedures with respect to advance directives as promulgated by HCFA as set forth in 42 C.F.R. 489, Subpart I and any amendments thereto. The Contractor shall provide adult Beneficiaries with oral and written information on advance directives policies, and include a description of applicable State law. Such information shall reflect changes in State law as soon as possible, but no later than ninety (90) days after the effective date of the change.

5.20  FEES TO BENEFICIARIES PROHIBITED

      Neither the Contractor nor its Affiliated Providers shall seek or obtain funding through fees or charges to any Beneficiary receiving Covered Services pursuant to this Contract, except as permitted or required by the Department in 89 Ill. Adm. Code 125. The Contractor acknowledges that imposing charges in excess of those permitted under this Contract is a violation of Section 1128B(d) of the Social Security Act and subjects the Contractor to criminal penalties. The Contractor shall have language in all of its Provider subcontracts reflecting this requirement.

5.21  FRAUD AND ABUSE PROCEDURES

      (a) The Contractor shall have an affirmative duty to timely report suspected Fraud and/or Abuse in the Medical Assistance Program or KidCare by the Beneficiaries or others, suspected criminal acts by Providers or the Contractor's employees, or Fraud or misconduct of Department employees to the Public Aid Office of

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            Inspector General. To this end, the Contractor shall establish the following procedures, in writing:

            (1) the Contractor shall appoint a single individual to serve as liaison to the Department regarding the reporting of allegations of Fraud, Abuse, or misconduct;

            (2) the Contractor's procedure shall ensure that any of Contractor's personnel or subcontractors who identify suspected Fraud, Abuse, or misconduct shall make a report to Contractor's liaison;

            (3) the Contractor's procedure shall ensure that the Contractor's liaison shall provide notice of any allegation to the OIG immediately upon receiving such report. If no reports are received in a quarter, the liaison shall certify, in writing, to the OIG that no such reports were received. Reports shall be considered timely if they are made as soon as the Contractor knew or should have known of the suspected Fraud, Abuse, or misconduct, or if no reports were filed, the certification is received within thirty (30) days after the end of the quarter [ILLEGIBLE] and

            (4) the Contractor shall ensure that all its personnel and subcontractors receive notice of these procedures.

      (b) The Contractor shall not conduct any investigation of the suspected Fraud, Abuse, or misconduct of Department personnel, but shall report all incidents immediately to the OIG.

            The Contractor may conduct investigations of its personnel, Providers, subcontractors, or Beneficiaries. If the investigation discloses potential Fraud and Abuse, as defined in this Contract, the Contractor must immediately notify the OIG and, if so directed, cease its internal investigation. Should the allegation or investigation disclose potential criminal acts by the Contractor's personnel, Providers, subcontractors, or Beneficiaries, the Contractor shall cease its internal investigation and immediately notify the OIG.

      (c) The Contractor shall cooperate with all investigations of suspected Fraud, Abuse, or Department employee misconduct.

5.22  BENEFICIARY-PROVIDER COMMUNICATIONS

      Subject to this Article V, Section 5.1(g), and in accordance with the Managed Care Reform and Patient Rights Act, the Contractor shall not prohibit or otherwise restrict a Provider from advising a Beneficiary about the health status of the Beneficiary or medical care or treatment for the Beneficiary's condition or disease regardless of whether benefits for such care or treatment are provided under this Contract, if the Provider is acting

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      within the lawful scope of practice, and shall not retaliate against a
      Provider for so advising a Beneficiary.

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                                   ARTICLE VI

                            DUTIES OF THE DEPARTMENT

6.1   ENROLLMENT

      Once the Department has determined that an individual is an Eligible Enrollee and after the Eligible Enrollee has selected the Contractor's Plan, such individual shall become a Prospective Beneficiary. A Prospective Beneficiary shall become a Beneficiary on the effective date of coverage. Coverage shall begin as designated by the Department no later than the first day of a calendar month no later than three (3) calendar months from the date the Enrollment is entered into the Department's database, after Site assignment, to ensure that Contractor's Plan is reflected on the Department-issued medical card. The Department shall transmit to the Contractor, prior to the first day of each month of coverage, a Prelisting Report.

6.2   PAYMENT

      The Department shall pay the Contractor for the performance of the Contractor's duties and obligations hereunder. Such payment amounts shall be as set forth in Article VII of this Contract and Attachment I hereto. Unless specifically provided herein, no payment shall be made by the Department for extra charges, supplies or expenses, including, but not limited to, Marketing costs incurred by the Contractor.

6.3   LIMITATION OF PAYMENT BY THE DEPARTMENT

      The payments made by the Department to the Contractor for services rendered pursuant to this Contract will not exceed the upper payment limits set forth in 42 C.F.R. 447.361, namely that "Medicaid payments to the Contractor, for a defined scope of services to be furnished to a defined number of recipients, may not exceed the cost to the agency of providing those same services on a fee-for-service basis to an actuarial equivalent nonenrolled population group." This payment limit has been utilized in determining the monthly Capitation rate specified in Attachment I.

6.4   DEPARTMENT REVIEW OF CONTRACTOR MATERIALS

      Review of all Marketing Materials required by this Contract to be submitted to the Department for prior approval shall be completed by the Department on a timely basis not to exceed thirty (30) days from the date of receipt by the Department. The date of receipt shall be as confirmed by the Department to the Contractor via facsimile. If the Department does not notify the Contractor of approval or disapproval of submitted materials within such thirty (30) days the Contractor may begin to use such materials. However, the Department, at any time, reserves the right to disapprove any materials that did not receive the Department's express written approval. In the event the Department

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      disapproved any materials, the Contractor immediately shall cease use and/or distribution of such materials.

6.5   ELIGIBLE ENROLLEE EDUCATION PROGRAM

      If the Department implements the enrollment process described in Article IV, Section 4.1(b), the Department will develop and implement, either internally or through a contractor, a program to educate Eligible Enrollees about their choice of health care delivery systems and the advantages of each, as well as other health care issues. The program will be designed to reach Eligible Enrollees early in the process of applying for Medical Assistance and KidCare.

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                                   ARTICLE VII

                               PAYMENT AND FUNDING

7.1   PAYMENT RATES

      (a) The Department will pay the Contractor on a Capitation basis, based on the eligibility classification, age and gender categories of the Beneficiary as shown on the applicable tables in Attachment I, a sum equal to the product of the approved Capitation rate and the number of Beneficiaries enrolled in that category as of the first day of that month.

      (b) The Capitation for Beneficiaries residing in areas served by a Certified Local Health Department with which the Contractor has executed a subcontract, pursuant to Article V, Section 5.2(c), shall be adjusted by the amount of the Certified Local Health Department add-on specified in Attachment I. Pursuant to Article V, Section 5.2(c), this provision concerning Certified Local Health Departments shall be implemented on a date designated by the Department.

      (c)   Fee-for-service Equivalent

            The maximum which the Contractor's rate may not exceed is based on the fee-for-service experience of an equivalent population for an equivalent scope of benefits.

            (1)   Capitation

                  Specific geographic estimates of the maxima for the eligibility classification, age and gender categories are developed based on actual paid claims for a date of service
                  (DOS) period. In order to account for all claims related to the DOS period, historical data are used and inflated forward to the midpoint of the period for which the fee-for-service equivalents are being calculated. The total dollars expended for the DOS period are then aggregated by eligibility classification, age and gender category of the fee-for-service population eligible during the DOS period. (The age cohorts utilized by the Department are listed in Attachment I.)

                  The total dollar amount expended for the DOS period is then divided by the total number of eligible recipient months for the DOS period, resulting in a per member per month fee-for-service equivalent amount, based on the fee levels paid by the Department to Providers, and anticipated levels of service utilization.

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            (2)   Upper Payment Limit

                  This formula is the required calculation for the upper payment limits for Capitation and other payments (the fee-for-service equivalent). The sum of the Capitation and other rates set forth in Attachment I do not exceed those limits and are the rates agreed to by the parties hereto.

      (d) The financial impact of any new services added to the Contractor's responsibilities will be [ILLEGIBLE] evaluated by the Department and, if material, this Contract shall be amended accordingly.

7.2   ADJUSTMENTS

      Monthly payments to the Contractor will be adjusted for retroactive disenrollments of Beneficiaries, retroactive Enrollments of newborns, changes to Beneficiary information that affect the monthly Capitation rate (i.e., region of residence, eligibility classification, age, gender), financial sanctions imposed in accordance with Article IX, Section 9.10, rate changes in accordance with amendments to Attachment I or third-party liability collections received by the Contractor, or other miscellaneous adjustments provided for herein.

7.3   COPAYMENTS UNDER KIDCARE

      The Contractor may charge copayments to KidCare Participants in a manner consistent with 89 Ill. Adm. Code, Part 125. If the Contractor desires to charge such copayments, the Contractor must provide written notice to the Department before charging such copayments. Such written notice to the Department shall include a copy of the policy the Contractor intends to give the Providers in its network. This policy must set forth the amount, manner, and circumstances in which copayments may be charged. Such policy is subject to the prior written approval of the Department. In the event the Contractor wishes to impose a charge for copayments after enrollment of a KidCare Participant, it must first provide at least sixty (60) days prior written notice to such KidCare Participant. The Contractor shall be responsible for promptly refunding to a KidCare Participant any copayment that, in the sole discretion of the Department, has been inappropriately collected for Covered Services. The Contractor shall not charge copayments to any Beneficiary who is an American Indian or Alaska Native. The Department will prospectively identify Beneficiaries who are American Indians or Alaska Natives.

7.4   AVAILABILITY OF FUNDS

      Payment of obligations of the Department under this Contract are subject to the availability of funds and the appropriation authority as provided by law. Obligations of the State will cease immediately without penalty of further payment being required if in any State fiscal year the Illinois General Assembly or federal funding source fails to

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      appropriate or otherwise make available sufficient funds for this Contract within thirty (30) days of the end of the State's fiscal year.

      (a) If State funds become unavailable, as set forth herein, to meet the Department's obligations under this Contract in whole or in part, the Department will provide the Contractor with written notice thereof prior to the unavailability of such funds, or as soon thereafter as the Department can provide written notice.

      (b) In the event that funds become unavailable to fund this Contract in whole, this Contract shall terminate in accordance with Article VIII, Section 8.4(c) of this Contract. In the event that funds become unavailable to fund this Contract in part, it is agreed by both parties that this Contract may be renegotiated (as to premium or scope of services) or amended in accordance with Article IX,
            Section 9.9(c). Should the Contractor be unable or unwilling to provide fewer Covered Services at a reduced Capitation rate, or otherwise be unwilling or unable to amend this Contract within ten
            (10) business days after receipt of a proposed amendment, the Contract shall be terminated on a date set by the Department not to exceed thirty (30) days from the date of such notice.

7.5   HOLD HARMLESS

      The Contractor shall indemnify and hold the Department harmless from any and all claims, complaints or causes of action which arise as a result of the Contractor's failure to pay either any Provider for rendering Covered Services to Beneficiaries or any vendor, subcontractor, or the Department's mail vendor, either on a timely basis or at all, regardless of the reason or for any dispute arising between the Contractor and a vendor, mail vendor, Provider, or subcontractor; provided, however, that this provision will not nullify the Department's obligation under Article V, Sections 5.1 and 5.2 to cover services that are not Covered Services under this Contract, but that are eligible for payment by the Department.

      The Contractor warrants that Beneficiaries will not be liable for any of the Contractor's debts should the Contractor become insolvent or subject to insolvency proceedings as set forth in 215 ILCS 125 1-1 et seq.

7.6   PAYMENT IN FULL

      Acceptance of payment of the rates specified in this Article VII for any Beneficiary is payment in full for all Covered Services provided to that Beneficiary.

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                                  ARTICLE VIII

                          TERM RENEWAL AND TERMINATION

8.1   TERM

      This Contract shall take effect on April 1, 2000 and shall continue for a period of one calendar year. This Contract shall renew automatically for two consecutive one-year terms, unless either party gives the other party written notice ninety (90) days prior to the end of the then-current term. Once either party receives notice of the other party's intent not to renew, such nonrenewal shall be irrevocable.

8.2   CONTINUING DUTIES IN THE EVENT OF TERMINATION

      Upon termination of this Contract, the parties are obligated to perform those duties which remain under this Contract. Such duties include, but are not limited to, payment to Affiliated or non-Affiliated Providers completion of customer satisfaction surveys, cooperation with medical records review, all reports for periods of operation, including Encounter Data, and retention of records. Termination of this Contract does not eliminate the Contractor's responsibility to the Department for overpayments which the Department determines in a subsequent audit may have been made to the Contractor, nor does it eliminate any responsibility the Department may have for underpayments to the Contractor. The Contractor warrants that if this Contract is terminated, the Contractor shall promptly supply all information in its possession or that may be reasonably obtained, which is necessary for the orderly transition of Beneficiaries and completion of all Contract responsibilities.

8.3   TERMINATION WITH AND WITHOUT CASE

      (a) This Contract may be terminated by the Department with cause upon, at least, fifteen (15) days written notice to the Contractor for any reason set forth in Section 1932(e)(4)(A) of the Social
            Security Act. In the event such notice is given, the Contractor may request in writing a hearing, in accordance with Section 1932 of the Balanced Budget Act of 1997 by the date specified in the notice. If such a request is made by the date specified, then a hearing under procedures determined by the Department will be provided prior to termination. The Department reserves the right to notify Beneficiaries of the hearing and its purpose, to inform them that they may disenroll, and to suspend further Enrollment with the Contractor during the pendency of the hearing and any related proceedings.

      (b) This Contract may be terminated by the Department or the Contractor without cause upon ninety (90) days written notice to the other party. Any such date of termination established by the Contractor shall coincide with the last day of a coverage month.

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8.4   AUTOMATIC TERMINATION

      This Contract may, in the sole discretion of the Department, automatically terminate on a date set by the Department for any of the following reasons:

      (a) refusal by the Contractor to sign an amendment to this Contract as described in Article IX, Section 9.9(c); or

      (b) legislation or regulations are enacted or a court of competent jurisdiction interprets a law so as to prohibit the continuance of this Contract or the Medical Assistance Program; however this provision shall not apply should KidCare be terminated; or

      (c)   funds become unavailable as set forth in Article VII, Section
            7.4(b); or

      (d) the Contractor fails to maintain a Certificate of Authority, as required by Article II, Section 2.6.

8.5   REIMBURSEMENT IN THE EVENT OF TERMINATION

      In the event of termination of this Contract, reimbursement for any and all claims for Covered Services rendered to Beneficiaries prior to the effective termination date shall be the Contractor's responsibility.

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                                   ARTICLE IX

                                  GENERAL TERMS

9.1   RECORDS RETENTION, AUDITS, AND REVIEWS

      The Contractor shall maintain all business, professional and other records in accordance with 45 C.F.R. Part 74 and the specific terms and conditions of this Contract and pursuant to generally accepted accounting and medical practice. The Contractor shall maintain, for a minimum of five (5) years after completion of the Contract and after final payment is made under the Contract, adequate books, records, and supporting documents to verify the amounts, recipients, and uses of all disbursements of funds passing in conjunction with the Contract. If an audit, litigation or other action involving the records is started before the end of the five (5) year period, the records must be retained until all issues arising out of the action are resolved.

      The Contract and all books, records, and supporting documents related to the Contract shall be made available, at no charge in Illinois, by the Contractor for review and audit by the Department, the Auditor General or other Authorized Persons. The Contractor agrees to cooperate fully with any audit conducted by the Department, the Auditor General or other Authorized Persons and to provide full access in Illinois to all relevant materials.

      Failure to maintain the books, records, and supporting documents required by this Section shall establish a presumption in favor of the State for the recovery of any funds paid by the State under the Contract for which adequate books, records, and supporting documentation are not available, in Illinois, to support their purported disbursement.

      The Contractor shall provide any information necessary to disclose the nature and extent of all expenditures made under this Contract. Such information must be sufficient to fully disclose all compensation of Marketing personnel pursuant to Article V, Section 5.3(g). The Department, the Auditor General or other Authorized Persons may inspect and audit any financial records of the Contractor or its subcontractors relating to the Contractor's capacity to bear the risk of financial losses.

      The Department, the Auditor General or other Authorized Persons may also evaluate, through inspection or other means, the quality, appropriateness, and timeliness of services performed under this Contract.

      The Department shall perform quality assurance reviews to determine whether the Contractor is providing quality and accessible health care to Beneficiaries under this Contract. The reviews may include, but are not limited to, a sample review of medical

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      records of Beneficiaries, Beneficiary surveys and examination by consultants. The specific points of quality assurance which will be reviewed include, but are not limited to:

            (1)   legibility of records

            (2)   completeness of records

            (3)   peer review and quality control

            (4)   utilization review

            (5)   availability, timeliness, and accessibility of care

            (6)   continuity of care

            (7)   utilization reporting

            (8)   use of services

            (9)   quality and outcomes of medical care

      The Department shall provide for an annual (as appropriate) external independent review of the above that is conducted by a qualified independent entity.

      The Department shall adjust future payments or final payments if the findings of a Department audit indicate underpayments or overpayments to the Contractor. If no payments are due and owing to the Contractor, the Contractor shall immediately refund all amounts which may be due the Department.

9.2   NONDISCRIMINATION

      (a) The Contractor shall abide by all Federal and state laws, regulations, and orders that prohibit discrimination because of race, color, religion, sex, national origin, ancestry, age, physical or mental disability, including, but not limited to, the Federal Civil Rights Act of 1964, the Americans with Disabilities Act or 1990, the Federal Rehabilitation Act of 1973, the Illinois Human Rights Act, and Executive Orders 11246 and 11375. The Contractor further agrees to take affirmative action to ensure that no unlawful discrimination is committed in any manner including, but not limited to, the delivery of services under this Contract.

      (b) The Contractor will not discriminate against Eligible Enrollees, Prospective Beneficiaries, or Beneficiaries on the basis of health status or need for health services.

9.3   CONFIDENTIALITY OF INFORMATION

      All information, records, data and data elements collected and maintained for the operation of the Plan and pertaining to Providers, Beneficiaries, applicants for public assistance, facilities, and associations shall be protected by the Contractor and the Department from unauthorized disclosure, pursuant to 305 ILCS 5/11.9, 5/11.10, and 5/11.12; 42 U.S.C.
      654(2)(b); 42 C.F.R. Part 431, Subpart F; and 45 C.F.R. Part 303.21.

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9.4   NOTICES

      Notices required or desired to be given either party under this Contract, unless specifically required to be given by a specific method, may be given by any of the following methods: 1) United States mail, certified, return receipt requested; 2) a recognized overnight delivery service or 3) via facsimile. Notices shall be deemed given on the date sent and shall be addressed as follows:

            Contractor:  Harmony Health Plan of Illinois, Inc.
                         125 South Wacker Drive
                         Suite 2900
                         Chicago, IL 60606-4402
                         Attn: Ancelrno Lopes, President

            Department:  Illinois Department of Public Aid
                         Bureau of Managed Care
                         201 South Grand Avenue East
                         Springfield, Illinois 62763-0001
                         Facsimile: (217) 524-7535

9.5   REQUIRED DISCLOSURES

      (a)   Conflict of Interest

            (1) The Contractor, by signing this Contract, covenants that the Contractor is not prohibited from contracting with State on any of the bases provided in 30 ILCS 500/50-13. The
                  Contractor further covenants that it neither has nor shall acquire any interest, public or private, direct or indirect, which conflicts in any manner with the performance of Contractor's services and obligations under this Contract.
                  The Contractor further covenants that it shall not employ any person having such an interest in connection with the Contractors performance hereunder. The Contractor shall be under a continuing obligation to disclose any conflicts to the Department, which shall, in its good faith discretion, determine whether any conflict is cause for the nonexecution or termination of this Contract and any amendments hereto.

            (2) The Contractor will provide information intended to identify any potential conflicts of interest regarding its ability to perform the duties of this Contract through the filing of a disclosure statement upon the execution of this Contract, annually on or before the anniversary date of this Contract, and within thirty-five (35) days of any change occurring or of any request by the Department. The disclosure statement shall contain the following information:

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                  (A)   The identities of any Persons that directly or
                        indirectly provide service or supplies to the Medical Assistance Program or KidCare with which the Contractor has any type of business or financial relationship; and

                  (B) A statement describing how the Contractor will avoid any potential conflict of interest with such Persons related to its duties under this Contract.

      (b)   Disclosure of Interest

            The Contractor shall comply with the disclosure requirements specified in 42 C.F.R. Part 455, including, but not limited to, filing with the Department upon the execution of this Contract and within thirty-five (35) days of a change occurring, a disclosure statement containing the following:

            (1) The name, FEIN and address of each Person With An Ownership Or Controlling Interest in the Contractor, and for individuals include home address, work address, date of birth, Social Security number and gender.

            (2) Whether any of the individuals so identified are related to another so identified as the individual's spouse, child, brother, sister or parent.

            (3) The name of any Person With an Ownership or Controlling Interest in the Contractor who also is a Person With an Ownership or Controlling Interest in another managed care organization that has a contract with the Department to furnish services under the Medical Assistance Program or KidCare, and the name or names of the other managed care organization.

            (4) The name and address of any Person With an Ownership or Controlling Interest in the Contractor or who is an agent or employee of the Contractor who has been convicted of a criminal offense related to that Person With an Ownership or Controlling Interest's involvement in any program under Federal law including any program under Titles XVIII, XIX, XX or XXI of the Social Security Act, since the inception of such programs.

            (5) Whether any Person identified in subsections (1) through (4) of this section, is currently terminated, suspended, barred or otherwise excluded from participation, or has voluntarily withdrawn as the result of a settlement agreement, in any program under Federal law including any program under Titles XVIII, XIX, XX or XXI of the Social Security Act or has within the last five (5) years been reinstated to participation in any program under Federal law including any program under Titles XVIII, XIX, XX or XXI of the Social Security Act and prior to said

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                  reinstatement had been terminated, suspended, barred or
                  otherwise excluded from participation or has voluntarily withdrawn as the result to a settlement agreement in such programs.

            (6) Whether the Medical Director of the Plan is a Person With an Ownership or Controlling Interest.

9.6   HCFA PRIOR APPROVAL

      The parties acknowledge that the terms of this Contract and any amendments must receive the prior approval of HCFA, and that failure of HCFA to approve any provision of this Contract will render that provision null and void. The parties understand and agree that the Department's duties and obligations under this Contract are contingent upon such approval.

9.7   ASSIGNMENT

      This Contract, including the rights, benefits and duties hereunder, shall not be assignable by either party without the prior written consent of the other party.

9.8   SIMILAR SERVICES

      Nothing in this Contract shall prevent the Contractor from performing similar services for other parties. However, the Contractor warrants that at no time will the compensation paid by the Department for services rendered under this Contract exceed the rate the Contractor charges for the rendering of a similar benefit package of services to others in the Contracting Area. The Contractor also warrants that the services it provides to its Beneficiaries will be as accessible to them (in terms of timeliness, amount, duration and scope) as those services are to nonenrolled Participants within the Contracting Area.

9.9   AMENDMENTS

      (a) This Contract may be modified or amended by the mutual consent of both parties at any time during its term. Amendments to this Contract must be in writing and signed by authorized representatives of both parties.

      (b) No change in, addition to or waiver of any term or condition of this Contract shall be binding on the Department or the Contractor unless approved in writing by authorized representatives of both parties.

      (c) The Contractor shall, upon request by the Department and upon receipt of a proposed amendment to this Contract, amend this Contract, if and when required in the opinion of the Department, to comply with federal or State laws or regulations. If the Contractor refuses to sign such amendment by the date specified by the Department, which may not be less than ten (10) business days

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            after receipt, this Contract may terminate as provided in Article
            VIII, Section 8.4(a).

9.10  SANCTIONS

      In addition to termination for cause pursuant to Article VIII, Section 8.3(a), the Department may impose sanctions on the Contractor for the Contractor's failure to substantially comply with the terms of this Contract. Monetary sanctions imposed pursuant to this section may be collected by deducting the amount of the sanction from any payments due to the Contractor or by demanding immediate payment by the Contractor. The Department, at its sole discretion, may establish an installment payment plan for payment of any sanction. The determination of the amount of any sanction shall be at the sole discretion of the Department, within the ranges set forth below. Self-reporting by the Contractor will be taken into consideration in determining the sanction amount.

      The Department shall not impose any sanction where the noncompliance is directly caused by the Department's action or failure to act or where an act of God delays performance by the Contractor. The Department, in its sole discretion, may waive the imposition of sanctions for failures that it judges to be minor or insignificant.

      Upon determination of substantial noncompliance, the Department shall give written notice to the Contractor describing the noncompliance, the opportunity to cure the noncompliance where a cure is allowed under this Contract and the sanction which the Department will impose hereunder.

      (a)   Failure to Report or Submit

            If the Contractor fails to submit any report or other material required by the Contract to be submitted to the Department, other than Encounter Data, by the date due, the Department will give notice to the Contractor of the late report or material and the Contractor must submit it within thirty (30) days following the notice. If the report or other material has not been submitted within thirty (30) days following the notice, the Department will give the Contractor notice of its continued failure to submit and the Contractor must submit the report or other material within thirty (30) days following the second notice. If the Contractor has not submitted the report or other material within (30) days following the second notice, the Department, without further notice, shall impose a sanction of $1,000.00 to $5,000.00 for the late report.

      (b)   Failure to Submit Encounter Data

            If the Department determines that the Contractor has not been making good faith efforts for a period of at least thirty (30) days to work with Department in making progress toward compliance with the requirement of Article V, Section 5.11(b)(1)

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            regarding Encounter Data, the Department will send the Contractor a notice of non-compliance. If the Contractor does not show good faith efforts to comply with these requirements by the end of the thirty day period following the notice, the Department, without further notice, may impose a sanction of $1,000.00 to $5,000.00. At the end of each subsequent period of thirty (30) days in which no good faith efforts are made toward compliance, the Department may, without further notice, impose a further sanction of $1,000.00 to $5,000.00.

      (c)   Failure to Meet Minimum Standards of Care

            If the Department determines that the Contractor has not been making good faith efforts to meet any of the minimum standards of care set forth in Article V, Section 5.13, the Department will send the Contractor a notice of noncompliance. If the Contractor does not show good faith efforts to establish an acceptable plan to meet the minimum standard of care referenced in the notice by the end of the thirty day period following the notice, the Department will send another notice of noncompliance. If the Contractor does not show good faith efforts to comply with these requirements by the end of the thirty (30) day period following the second notice the Department may, without further notice, impose a sanction of $1,000.00 to $5,000.00. At the end of each subsequent period of thirty (30) days in which no good faith efforts are made toward compliance, the Department may, without further notice, impose a further sanction of $1,000.00 to $5,000.00.

      (d)   Imposition of Prohibited Charges

            If the Department determines that the Contractor has imposed a charge on a Beneficiary that is prohibited by this Contract, the Department may impose a sanction of $1,000.00 to $5,000.00.

      (e)   Misrepresentation or Falsification of Information

            If the Department determines that the Contractor has misrepresented or falsified information furnished to an Eligible Enrollee, Prospective Beneficiary, Beneficiary, Provider, the Department or HCFA, the Department may impose a sanction of $1,000.00 to $5,000.00.

      (f)   Failure to Comply with the Physician Incentive Plan Requirements

            If the Department determines that the Contractor has failed to comply with the Physician Incentive Plan requirements of Article V,
            Section 5.7, the Department may impose a sanction of $1,000.00 to $5,000.00.

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      (g)   Failure to Meet Access Standards

            If the Department determines that the Contractor has not met the Provider to Beneficiary access standards established in Article V,
            Section 5.13(e) the Department will send the Contractor a notice of noncompliance. If the Contractor does not show good faith efforts to comply with these requirements by the end of the thirty day period following the notice the Department may impose a sanction of $1,000.00 to $5,000.00, the Department may, without further notice, suspend Enrollment of Eligible Enrollees with the Contractor or the Department may impose both sanctions.

      (h)   Failure to Provide Covered Services

            If the Department determines that the Contractor has failed to provide, or arrange to provide, a medically necessary service that the Contractor is required to provide under law or this Contract, the Department may impose a sanction of $5,000.00 to $25,000.00.

      (i)   Discrimination Related to Pre-Existing Conditions

            If the Department determines that discrimination related to pre-existing conditions has occurred, the Department may impose a sanction of $5,000.00 to $25,000.00, the Department may suspend Enrollment of Eligible Enrollees with the Contractor or the Department may impose both sanctions.

      (j)   Pattern of Marketing Failures

            Where the Department determines a pattern of Marketing failures, the Department may impose a sanction of $5,000.00 to $25,000.00, the Department may suspend Enrollment of Eligible Enrollees with the Contractor or the Department may impose both sanctions.

      (k)   Other Failures

            If the Department determines hat the Contractor is in substantial noncompliance with any material terms of this Contract not specifically enunciated herein and which the Department reasonably deems sanctionable, the Department shall provide written notice to the Contractor setting forth the specific failure or noncompliant activity. If the Contractor does not correct the noncompliance within thirty (30) days of the notice the Department, without further notice, may impose a sanction of $1,000.00 to $5,000.00.

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9.11  SALE OR TRANSFER

      The Contractor shall provide the Department with the earliest possible actual notice of any sale or transfer of the Contractor's business as it relates to this Contract. If the Contractor is otherwise subject to SEC rules and regulations, actual notice shall be given to the Department as soon as those SEC rules and regulations permit. The Department agrees that any such notice shall be held in the strictest confidence until such sale or transfer is publicly announced or consummated. The Department shall have the right to terminate the Contract and any amendments thereto, without cause, upon notification of such sale or transfer, in accordance with Article VIII, Section 8.3(b).

9.12  COORDINATION OF BENEFITS FOR BENEFICIARIES

      (a) The Department is responsible for the identification of Beneficiaries with health insurance coverage provided by a third party and ascertaining whether third parties are liable for medical services provided to such Beneficiaries. Money which the Department receives as a result of these collection activities shall belong to the Department to the extent the Department has incurred any expense or paid any claim and thereafter any excess receipts shall belong to the Contractor, to the extent the Contractor has incurred any expense or paid any claim, to the extent permitted by law.

      (b) The Contractor will conduct a data match for the Department to identify Illinois Medical Assistance Program and KidCare Participants with active private health insurance through the Contractor. The Department will assume the reasonable and customary costs of these semi-annual matches. The discovery of a third party liability match will prevent the Department from paying premiums for recipients already covered by the Contractor. The Contractor will further make available to the Department a contact person from whom the Department can request to make third party liability inquiries for the purpose of maintaining accurate eligibility information for these recipients.

      (c) Upon the Department's verification that a Beneficiary has third party coverage for major medical benefits, the Department shall disenroll such Beneficiary from the Contractor's Plan. Such disenrollment shall be effective the first day of the calendar month no later than three (3) months from the date the disenrollment is entered into the Department's computer system. The monthly Capitation payments shall be adjusted accordingly on the first day of the month the disenrollment is effective. The Contractor shall be notified of the disenrollment on the Prelisting Report.

      (d) The Contractor shall report with the reported Encounter Data any and all third party liability collections it receives so the Department can offset the next month's Capitation payment accordingly.

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      (e)   The Contractor shall report to the Department any health insurance coverage for Beneficiaries it discovers at any time.

9.13  AGREEMENT TO OBEY ALL LAWS

      The Contractor's obligations and services hereunder are hereby made and must be performed in compliance with all applicable federal and State laws, including, but not limited to, applicable provisions of 45 C.F.R.
      Part 74 not hereto specified.

9.14  SEVERABILITY

      Invalidity of any provision, term or condition of this Contract for any reason shall not render any other provision, term or condition of this Contract invalid or unenforceable.

9.15  CONTRACTOR'S DISPUTES WITH OTHER PROVIDERS

      All disputes between the Contractor and any Affiliated or non-Affiliated Provider, or between the Contractor and any other subcontractor, shall be solely between such Provider or subcontractor and the Contractor.

9.16  CHOICE OF LAW

      This Contract shall be governed and construed in accordance with the laws of the State of Illinois. Should any provision of this Contract require judicial interpretation, the parties agree and stipulate that the court interpreting or considering this Contract shall not apply any presumption that the terms of this Contract shall be more strictly construed against a party who itself or through its agents prepared this Contract. The parties acknowledge that all parties hereto have participated in the preparation of this Contract either through drafting or negotiation and that each party has had full opportunity to consult legal counsel of choice before execution of this Contract. Any claim against the Department arising out of this Contract must be filed exclusively with the Illinois Court of Claims (as defined in 705 ILCS 505/1) of, if jurisdiction is not accepted by that court, with the appropriate State or federal court located in Sangamon County, Illinois. The Stale does not waive sovereign immunity by entering into this Contract.

9.17  DEBARMENT CERTIFICATION

      The Contractor certifies that it is not barred from being awarded a contract or subcontract under Section 50-5 of the Illinois Procurement Code (30 ILCS 500/1-1).

      The Contractor certifies that it has not been barred from contracting with a unit of State or local government as a result of a violation of 720 ILCS 5/33-E3 or 5/33-E4.

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9.18  CHILD SUPPORT, STATE INCOME TAX AND STUDENT LOAN REQUIREMENTS

      The Contractor certifies that its officers, directors and partners are not in default on an educational loan as provided in 5 ILCS 385/0.01 et seq., and is in compliance with State income tax requirements and with child support payments imposed upon it pursuant to a court or administrative order of this [ILLEGIBLE] any state. The Contractor will not be considered out of compliance with this requirement if (a) the Contractor provides proof of payment of past due amounts in full or (b) the alleged obligation of past due amounts is being contested through appropriate court or administrative agency proceedings and the Contractor provides proof of the pendency of such proceedings or (c) the Contractor provides proof of entry into payment arrangements acceptable to the appropriate State agency are entered into. For purposes of this paragraph, a partnership shall be considered barred if any partner is in default.

9.19  PAYMENT OF DUES AND FEES

      The Contractor certifies that it is not prohibited from selling goods or services to the State because it pays dues or fees on behalf of its employees or agents or subsidizes or otherwise reimburses them for payment of dues or fees to any club which unlawfully discriminates (See 775 ILCS 25/1--25/3).

9.20  FEDERAL TAXPAYER IDENTIFICATION

      Under penalties of perjury, the Contractor certifies that it has affixed its correct Federal Taxpayer Identification Number on the signature page of this Contract. The Contractor certifies that it is not: 1) a foreign corporation, partnership, limited liability company, estate, or trust; or
      2) a nonresident alien individual except for those corporations registered in Illinois as a foreign corporation.

9.21  DRUG FREE WORKPLACE

      The Contractor certifies that it is in compliance with the requirements of 30 ILCS 580/1 et seq., and has completed Attachment III to this Contract.

9.22  LOBBYING

      The Contractor certifies to the best of his knowledge and belief, that:

      (a) No federal appropriated funds have been paid or will be paid by or on behalf of the Contractor, to any Person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with the awarding of any federal contract, the making of any federal loan or grant, the entering into of any cooperative agreement, or the extension, continuation,

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            renewal, amendment, or modification of any federal contract, grant, loan, or cooperative agreement.

      (b) If any funds other than federal appropriated funds have been paid or will be paid to any Person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with this federal contract, grant, loan, or cooperative agreement, the Contractor shall complete and submit a Federal Standard Form LLL, "Disclosure Form to Report Lobbying," in accordance with its instructions. Such Disclosure Form may be obtained by request from the Illinois Department of Public Aid, Bureau of Fiscal Operations.

      (c) The Contractor shall require that the language of this certification be included in all subcontracts and shall ensure that such subcontracts disclose accordingly.

      This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into the transaction imposed by 31 U.S.C. Section 1352. Any person who fails to file the required certification shall be subject to a civil penalty of not less than ten thousand dollars ($10,000.00) and not more than one hundred thousand dollars ($100,000.00) for each such failure.

9.23  EARLY RETIREMENT

      If the Contractor is an individual, the Contractor certifies it has informed the director of the Department in writing if it was formerly employed by that agency and has received an early retirement incentive under Section 14-108.3 or Section 16-133.3 of the Illinois Pension Code (40 ILCS 5/13 et seq.). Contractor acknowledges and agrees that if such early retirement incentive was received, this Contract is not valid unless the official executing the Contract has made the appropriate filing with the Auditor General prior to execution.

9.24  SEXUAL HARASSMENT

      The Contractor shall have written sexual harassment policies that shall comply with the requirements of 75 ILCS 5/2-105.

9.25  INDEPENDENT CONTRACTOR

      The Contractor is an independent contractor for all purposes under this Contract. The Contractor is not a Provider as defined by the Public Aid Code and the Administrative Rules. Employees of the Contractor are not employees of the State of Illinois, and are, therefore, not entitled to any benefits provided employees of the State under the Personnel Code and regulations or other laws of the State of Illinois. The Contractor shall be responsible for accounting for the reporting of State and Federal Income Tax and Social Security Taxes, if applicable.

9.26  SOLICITATION OF EMPLOYEES

      The Contractor and the Department agree that they shall not, during the term of this Contract and for a period of one (1) year after its termination, solicit for employment or employ, whether as employee or independent contractor, any person who is or has been employed by the other during the term of this Contract, in a managerial or policy-making role relating to the duties and obligations under this Contract, without written notice to the other. However, should an employee of the Contractor, without the prior knowledge of the management of the Department, take and pass all required employment examinations and meet all relevant employment qualifications, the Department may employ that individual and no breach of this Contract shall be deemed to have occurred. The Contractor shall immediately notify the Department's Ethics Officer in writing if the Contractor solicits or intends to solicit for employment any of the Department's employees during the term of this Contract. The Department will be responsible for keeping the Contractor informed as to the name and address of the Ethics Officer.

9.27  NONSOLICITATION

      The Contractor warrants that it has not employed or retained any company or person, other than a bonafide employee working solely for the Contractor, to solicit or secure this Contract, and that he has not paid or agreed to pay any company or person, other than a bonafide employee working solely for the Contractor, any fee, commission, percentage, brokerage fee, gifts or any other consideration contingent upon or resulting from the award or making of this Contract. For breach or violation of this warranty, the Department shall have the right to annul this Contract without liability, or in its discretion, to deduct from compensation otherwise due the Contractor the commission, percentage, brokerage fee, gift or contingent fee.

9.28  OWNERSHIP OF WORK PRODUCT

      Any documents prepared by the Contractor solely for the Department upon the Department's request or as required under this Contract, shall be the property of the Department, except that the Contractor is hereby granted permission to use, without payment, all such materials as it may desire. Standard documents and reports, claims processing data and Beneficiary files and information prepared or maintained by the Contractor in order to perform under this Contract are and shall remain the property of the Contractor, subject to applicable confidentiality statutes; however, the Department shall be entitled to copies of all such documents, reports or claims processing information which relate to Beneficiaries or services performed hereunder. In the event of any termination of the Contract, the Contractor shall cooperate with the Department in supplying any required data in order to ensure a smooth termination and provide for continuity of care of all Beneficiaries enrolled with the Contractor. Notwithstanding anything to the contrary contained in this Contract, all computer programs, electronic data bases, electronic data processing documentation and source materials collected, developed, purchased or used by the Contractor in order to perform its duties under this Contract, shall be and remain the sole property of the Contractor.

9.29  BRIBERY CERTIFICATION

      By signing this Contract, the Contractor certifies that neither it nor any of its officers, directors, partners, or subcontractors have been convicted of bribery or attempting to bribe an officer or employee of the State of Illinois, nor has the Contractor, its officers, directors, or partners made an admission of guilt of such conduct which is a matter of record, nor has an official, agent, or employee of the Contractor committed bribery or attempted bribery on behalf of the Contractor, its officers, directors, partners or subcontractors and pursuant to the direction or authorization of any responsible official of the Contractor. The Contractor further certifies that it will not subcontract with any subcontractors who have been convicted of bribery or attempted bribery.

9.30  NONPARTICIPATION IN INTERNATIONAL BOYCOTT

      The Contractor certifies that neither it nor any substantially owned Affiliated company is participating or shall participate in an international boycott in violation of the provisions of the U.S. Export Administration Act of 1979 or the regulations of the U.S. Department of Commerce promulgated under that Act.

9.31  COMPUTATIONAL ERROR

      The Department reserves the right to correct any mathematical or computational error in payment subtotals or total contractual obligation. The Department will notify the Contractor of any such corrections.

9.32  SURVIVAL OF OBLIGATIONS

      The Contractor's and the Department's obligations under this Contract that by their nature are intended to continue beyond the termination or expiration of this Contract will survive the termination or expiration of this Contract.

9.33  CLEAN AIR ACT AND CLEAN WATER ACT CERTIFICATION

      The Contractor certifies that it is in compliance with all applicable standards, orders or regulations issued pursuant to the Clean Air Act (42 U.S.C. 7401 et seq) and the Federal Water Pollution Control Act, as amended (33 U.S.C. 1251 et seq). The Department shall report violations to the United States Department of Health and Human Services and the appropriate Regional Office of the United States Environmental Protection Agency.

9.34  NON-WAIVER

      Failure of either party to insist on performance of any term or condition of this Contract or to exercise any right or privilege hereunder shall not be construed as a continuing or future waiver of such term, condition, right, or privilege.

9.35  NOTICE OF CHANGE IN CIRCUMSTANCES

      In the event the Contractor, its parent or related corporate entity becomes a party to any litigation, investigation, or transaction that may reasonably be considered to have a material impact on the Contractor's ability to perform under this Contract, the Contractor will immediately notify the Department in writing.

9.36  PUBLIC RELEASE OF INFORMATION

      News releases directly pertaining to this Contract or the services or project to which it relates shall not be made without prior approval by, and in coordination with, the Department, subject however, to any disclosure obligations of the Contractor under applicable law, rule or regulation.

      The parties will cooperate in connection with media inquiries and in regard to media campaigns or media initiatives involving this project.

      The Contractor shall not disseminate any publication, presentation, technical paper or other information related to the Contractor's duties and obligations under this Contract unless such dissemination has been approved in writing by the Department.

9.37  PAYMENT IN ABSENCE OF FEDERAL FINANCIAL PARTICIPATION

      In addition to any assessment of sanctions, pursuit of actual damages, or termination or nonextension of this Contract, if any failure of the Contractor to meet the requirements, including time frames, of this Contract results in the deferring or disallowance of federal funds from the State, the Department will withhold and retain an equivalent amount from payments) to the Contractor until such federal funds are released to the State (at which time the Department will release to the Contractor such funds as the Department was retaining as a result thereof).

9.38  EMPLOYMENT REPORTING

      The Contractor certifies that it shall comply with the requirements of 820 ILCS 405/1801.1, concerning newly hired employees.

9.39  CERTIFICATION OF PARTICIPATION

      (a) The Contractor certifies that neither it, nor any employees, partners, officers or shareholders owning at least five percent (5%) of said Contractor is currently barred, suspended or terminated from participation in the Medicaid or Medicare or programs, nor are any of the above persons currently under sanction for, or serving a sentence for conviction of any Medicaid or Medicare program offenses.

      (b) If Contractor, any employee, partner, officer or shareholder owning at least five percent (5%) was ever (but is lot currently) barred, suspended or terminated from participation in the Medicaid or Medicare programs or was ever sanctioned for or convicted of any Medicaid or Medicare program offenses, the Contractor must immediately report to the Department in writing, including for each offense, the date the offense occurred, the action causing the offense, the penalty or sentence assessed and the date the penalty was paid or the sentence completed.

9.40  INDEMNIFICATION

      To the extent allowed by law, the Contractor and the Department agree to indemnify, defend and hold harmless the other party, its officers, agents, designees, and employees from any and all claims and losses accruing or resulting in connection with the performance of this Agreement which are due to the negligent or willful acts or omission of the other party. In the event either party becomes involved as a party to litigation in connection with services or products provided under this Agreement, that party agrees to immediately give the other party written notice. The Party so notified, at its sole election and cost, may enter into such litigation to protect its interests.

      This indemnification is conditioned upon (1) the right of the Department or the Contractor when such party is the indemnifying party pursuant to this Article IX, Section 9.40 ("indemnifying party") to defend against any such action or claim and to settle, compromise or defend same in the sole discretion of the indemnifying party; (2) receipt of written notice by the indemnifying party as soon as practicable after the party seeking indemnification's first notice of an action or claim for which indemnification is sought hereunder; and (3) the full cooperation of the party seeking indemnification in defense or handling of any such action or claim.

9.41  GIFTS

      (a) The Contractor and the Contractor's principals, employees, and subcontractors are prohibited from giving gifts to employees of the Department, and are prohibited from giving gifts to, or accepting gifts from, any Person who has a contemporaneous contract with the Department involving duties or obligations related to the Contract.

      (b) The Contractor will provide the Department with advance notice of the Contractor's providing gifts, excluding charitable donations, given as incentives to community-based organizations in Illinois and Participants or KidCare Participants in Illinois to assist the Contractor in carrying out its responsibilities under this Contract.

9.42  BUSINESS ENTERPRISE FOR MINORITIES, FEMALES AND PERSONS WITH DISABILITIES.

      The Contractor certifies that it is in compliance with 30 ILCS 575/0.01 et seq., and has completed Attachment IV.

      IN WITNESS WHEREOF, the Department and the Contractor hereby execute and deliver this Contract effective as of the Effective Date.

STATE OF ILLINOIS
DEPARTMENT OF PUBLIC AID

BY:___________________________________________
        Ann Patla

TITLE: Director

DATE:_________________________________________

CONTRACTOR

BY:___________________________________________

TITLE:________________________________________

DATE:_________________________________________

FEIN:_________________________________________

                                  ATTACHMENT I

                                   RATE SHEETS

(a)   Contractor Name:       Harmony Health Plan of Illinois, Inc

      Address:               125 South Wacker Drive
                             Suite 2900
                             Chicago, IL 60606-4402

(b)   Contracting Area(s) Covered by the Contractor and Enrollment Limit:

Contracting Area                        Enrollment Limit
------------------------------------------------------------
  Region IV                                 100,000
------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------

(c)   Total Enrollment Limit for all Contracting Areas:     100,000.

(d)   Threshold Review Levels:      80,000

(e)   Standard Capitation Rates for MAG Beneficiaries for each Region:

                      Region I          Region II       Region III     Region IV      Region V
                        (N.W.           (Central        (Southern        (Cook         (Collar
                      Illinois)        Illinois)        Illinois)       County)       Counties)
 Age/Gender             PMPM              PMPM            PMPM           PMPM           PMPM
-------------------------------------------------------------------------------------------------
  0-2 F                $214.19          $149.47          $206.08        $254.29        $181.15
  0-2 M                $242.48          $183.18          $263.92        $300.07        $183.68
 3-13 F                $ 39.63          $ 41.98          $ 47.02        $ 40.55        $ 32.21
 3-13 M                $ 47.40          $ 52.61          $ 55.95        $ 49.60        $ 40.28
 14-20 F               $209.65          $181.58          $204.84        $169.14        $167.32
 14-20 M               $ 74.37          $ 70.44          $ 75.51        $ 63.46        $ 46.99
 21-44 F               $201.77          $186.87          $206.99        $203.22        $181.66
 21-44 M               $100.41          $111.11          $132.34        $148.11        $102.05
  45+ F                $324.75          $292.50          $269.83        $245.81        $236.39
  45+ M                $195.92          $304.26          $291.83        $221.72        $177.78



           Certified Local Health Department add-on: To be determined.

(f)   Standard Capitation Rates for MANC Beneficiaries for each Region:

                      Region I          Region II       Region III     Region IV      Region V
                        (N.W.           (Central        (Southern        (Cook         (Collar
                      Illinois)        Illinois)        Illinois)       County)       Counties)
 Age/Gender             PMPM              PMPM            PMPM           PMPM           PMPM
-------------------------------------------------------------------------------------------------
  0-2 F                $277.63          $270.73          $276.42        $221.95        $175.33
  0-2 M                $337.39          $320.77          $236.83        $259.94        $203.36
 3-13 F                $ 46.02          $ 44.62          $ 52.51        $ 43.55        $ 39.42
 3-13 M                $ 58.45          $ 63.44          $ 67.51        $ 55.10        $ 51.37
 14-20 F               $260.15          $234.40          $246.15        $238.15        $260.81
 14-20 M               $ 79.62          $119.09          $121.82        $ 82.31        $181.38
 21-44 F               $245.64          $245.57          $226.89        $266.25        $244.39
 21-44 M               $145.22          $107.80          $103.83        $ 98.85        $119.40
  45+ F                $279.44          $329.92          $300.30        $255.70        $270.54
  45+ M                $340.30          $205.30          $239.31        $247.28        $292.90

          Certified Local Health Department add-on: To be determined.

(g)   Capitation Rates for KidCare Participants for each Region:

                      Region I          Region II       Region III     Region IV      Region V
                        (N.W.           (Central        (Southern        (Cook         (Collar
                      Illinois)        Illinois)        Illinois)       County)       Counties)
 Age/Gender             PMPM              PMPM            PMPM           PMPM           PMPM
-------------------------------------------------------------------------------------------------

  1-2 F                $66.34           $67.54           $73.13         $74.63         $60.58
  1-2 M                $92.26           $75.87           $96.90         $86.82         $73.08
 3-13 F                $39.25           $41.38           $46.47         $40.71         $32.31
 3-13 M                $47.00           $51.79           $55.68         $49.87         $40.63
 14-18 F               $87.57           $85.98           $99.19         $77.53         $73.22
 14-18 M               $73.14           $69.51           $75.56         $63.48         $46.69

           Certified Local Health Department add-on: To be determined.

                                  ATTACHMENT II

                          KIDCARE PARTICIPATION OPTION

The Contractor shall indicate by signing the appropriate line below whether or not it agrees to accept KidCare Participants as Beneficiaries in accordance with the terms and conditions of this Contract.

KIDCARE PARTICIPATION

The Contractor agrees to accept KidCare Participants as Beneficiaries in accordance with the terms of this Contract.

CONTRACTOR

By:______________________________________

Its:_____________________________________

Date:____________________________________

MEDICAL ASSISTANCE PARTICIPATION ONLY

The Contractor does not agree to accept KidCare Participants as Beneficiaries under this Contract.

CONTRACTOR

By:_______________________________________

Its:______________________________________

Date:_____________________________________

                                 ATTACHMENT III

                         DRUG FREE WORKPLACE AGREEMENT

The contractor certifies that he/she/it will no engage in the unlawful manufacture, distribution, dispensation, possession, or use of a controlled substance in the performance of the Agreement.

CHECK THE BOX THAT APPLIES:

     [ ] This business or corporation does not have twenty-five (25) or more employees.

     [ ] This business or corporation has twenty-five (25) or more employees, and the contractor certifies and agrees that it will provide a drug free workplace by:

A)    Publishing a statement:

      1) Notifying employees that the unlawful manufacture, distribution, dispensation, possession or use of a controlled substance, including cannabis, is prohibited in the grantee's or contractor's workplace.

      2) Specifying the actions that will be taken against employees for violations of such prohibition.

      3) Notifying the employees that as a condition of employment on such contract, the employee will:

            a)    abide by the terms of the statement; and

            b) notify the employer of any criminal drug statute conviction for a violation occurring in the workplace no later than five
                  (5) days after such conviction.

B)    Establishing a drug free awareness program to inform employees about:

      1)    the dangers of drug abuse in the workplace;

      2)    the contractor's policy of maintaining a drug free workplace;

      3) any available drug counseling, rehabilitation, and employee assistance programs; and

      4) the penalties that may be imposed upon an employee for drug violations.

C) Providing a copy of the statement required by subparagraph (a) to each employee engaged in the performance of the contract or grant and to post the statement in a prominent place in the workplace.

                                     III-1

D) Notifying the contracting or granting agency within ten (10) days after receiving notice under part (B) or paragraph (3) of subsection (a) above from an employee or otherwise receiving actual notice of such conviction.

E) Imposing a sanction on, or requiring the satisfactory participation in a drug abuse assistance or rehabilitation program by, any employee who is so convicted, as required by section 5 of the Drug Free Workplace Act, 1992 Illinois Compiled Statute, 30 ILCS 580/5.

F) Assisting employees in selecting a course of action in the event drug counseling, treatment, and rehabilitation is required and indicating that a trained referral team is in place.

G) Making a good faith effort to continue to maintain a drug free workplace through implementation of the Drug Free Workplace Act, 1992 Illinois Compiled Statute, 30 ILCS 580/1 et seq.

THE UNDERSIGNED AFFIRMS, UNDER PENALTIES OF PERJURY, THAT HE OR SHE IS AUTHORIZED TO EXECUTE THIS CERTIFICATION ON BEHALF OF THE DESIGNATED ORGANIZATION.

________________________________________
Printed Name of Organization

________________________________________   _____________________________________
Signature of Authorized Representative     Requisition/Contract/Grant ID Number

________________________________________   _____________________________________
Printed Name and Title                     Date

                                     III-2

                                  ATTACHMENT IV

                  BUSINESS ENTERPRISE PROGRAM CONTRACTING GOAL

The Business Enterprise Program Act for Minorities, Females and Persons with Disabilities (30 ILCS 575/1) establishes a goal that not less than 12% of the total dollar amount of State contracts be awarded to businesses owned and controlled by persons who are minority, female or who have disabilities (the percentages are 5%/5%/2% respectively) and have been certified as such ("BEPs"). This goal can be met by contracts let directly to such businesses by the State, or indirectly by the State's contractor ordering goods or services from BEPs when suppliers or subcontractors are needed to fulfill the contract. Call the Business Enterprise Program at 312/814-4190 (Voice & TDD), 800/356-9206 (Toll
Free), or 800/526-0844 (Illinois Relay Center for Hearing Impaired) for a list of certified businesses appropriate for the particular contract.

1. If you are a BEP, please identify which agency certified the business and in what capacity by checking the applicable blanks:

Certifying Agency:                                          Capacity:
------------------                                          ---------
___ Department of Central Management Services               ___ Minority
___ Women's Business Development Center                     ___ Female
___ Chicago Minority Business Development Council           ___ Person with Disability
___ Illinois Department of Transportation                   ___ Disadvantaged
___ Other (identify)____________________________________

2 If the "Capacity" blank is not checked, do you have a written policy or goal regarding contracting with BEPs?

      Yes______      No______

      -     If "Yes", please attach a copy

      - If "No", will you make a commitment to contact BEPs and consider their proposals?

            Yes______       No______

3. Do you plan on ordering supplies or services in furtherance of this project from BEPs?

      Yes______      No______

      - If "Yes", please identify what you plan to order, the estimated value as a percentage of your total proposal, and the names of the BEPs you plan to use.

This information is submitted on behalf of _____________________________________
                                           (Name of Vendor)

Name (printed):_______________________________ Title: __________________________

Signature:____________________________________ Date: ___________________________

                                    EXHIBIT A

                             QUALITY ASSURANCE (QA)

1. All services provided by or arranged by the Contractor to be provided shall be in accordance with prevailing professional community standards. The Contractor shall establish a program that systematically and routinely collects data to review that includes quality oversight and monitoring performance and patient results. The program shall include provision for the interpretation of such data to the Contractor's practitioners. The Contractor shall have in effect a program consistent with the utilization control requirements of 42 C.F.R. Part 456. This program will include, when required by the regulations, written plans of care and certifications of need of care.

2. The Contractor shall establish procedures such that the Contractor shall be able to demonstrate that it meets the requirements of the HMO Federal qualification regulations (42 C.F.R. 417.106 and/or the Medicare HMO/CMP regulations (42 C.F.R. 417.418(c)). These regulations require that an HMO/CMP have an ongoing fully implemented Quality Assurance program for health services that:

      a. monitors the health care services it provides or arranged to provide;

      b.    stresses health outcomes;

      c. provides review by Physicians licensed to practice medicine in all its branches and other health professionals of the process followed in the provision of health services;

      d.    includes fraud control provisions;

      e.    establishes and monitors access standards;

      f. uses systematic data collection of performance and patient results, provides interpretation of these data to its practitioners, and institutes needed changes; and

      g. includes written procedures for taking appropriate remedial action whenever, as determined under the quality assurance program, inappropriate or substandard services have been furnished or services that should have been furnished have not been provided.

3. The Contractor shall provide to the Department a written description of its Quality Assurance Plan (QAP) for the provision of clinical services (e.g., medical, medically related, and behavioral health services). This written description must meet federal and State requirements:

      a. Goals and objectives - The written description shall contain a detailed set of QA objectives that are developed annually and include a timetable for implementation and accomplishment.

      b. Scope - The scope of the QAP shall be comprehensive, addressing both the quality of clinical care and the quality of non-clinical aspects of service, such as and including: availability, accessibility, coordination, and continuity of care.

      c. Methodology - The QAP methodology shall provide for review of the entire range of care provided, by assuring that all demographic groups, care settings, (e.g., inpatient, ambulatory, and home care), and types of services (e.g., preventive, primary, specialty care, behavioral health, and ancillary services) are included in the scope of the review. Documentation of the monitoring and evaluation plan shall be provided to Department.

      d. Activities - The written description shall specify quality of care studies and other activities to be undertaken over a prescribed period of time, and methodologies and organizational arrangements to be used to accomplish them. Individuals responsible for the studies and other activities shall be clearly identified and shall be appropriate. The written description shall provide for continuous performance of the activities, including tracking of issues over time.

      e. Provider review - The written description shall document how Physicians licensed to practice medicine in all its branches and other health professionals will be involved in reviewing quality of care and the provision of health services and how feedback to health professionals and the Contractor staff regarding performance and patient results will be provided.

      f. Focus on health outcomes - The QAP methodology shall address health outcomes; a complete description of the methodology shall be fully documented and provided to Department.

      g. Systematic process of quality assessment and improvement - The QAP shall objectively and systematically monitor and evaluate the quality and appropriateness of care and service to members, and pursue opportunities for improvement on an ongoing basis. Documentation of the monitoring activities and evaluation plan shall be provided to the Department.

4. The Contractor shall provide the Department with the QAP written guidelines which delineate the QA process, specifying:

      a.    Clinical areas to be monitored:

            i. The monitoring and evaluation of clinical care shall reflect the population served by the Contractor in terms of age groups, disease categories, and special risk status.

            ii. The QAP shall, at a minimum, monitor and evaluate care and services in certain priority clinical areas of interest specified by the Department.

            iii. At its discretion and/or as required by the Department, the Contractor's QAP must monitor and evaluate other important aspects of care and service.

            iv.   At a minimum, the following areas shall be monitored:

                  (a)   for pregnant women:

                        (1)   number of prenatal visits;

                        (2) provision of ACOG recommended prenatal screening tests;

                        (3)   neonatal deaths;

                        (4)   length of hospitalization for the mother; and

                        (5)   length of newborn hospital stay for the infant.

                  (b)   for children:

                        (1)   number of well-child visits appropriate for age;

                        (2)   immunization status;

                        (3)   number of hospitalizations;

                        (4)   length of hospitalizations; and

                        (5) medical management for a limited number of medically complicated conditions as agreed to by the Contractor and Department.

                  (c)   for adults:

                        (1) preventive health care (e.g., initial health history and physical exam; mammography; papanicolaou smear).

                  (d)   for behavioral health:

                        (1)   all area specified in Paragraph 12 of this Exhibit
                              A.

      b. Use of Quality Indicators - Quality indicators are measurable variables relating to a specified clinical area, which are reviewed over a period of time to monitor the process of outcomes of care delivered in that clinical area:

            i. The Contractor shall identify and use quality indicators that are objective, measurable, and based on current knowledge and clinical experience.

            ii. The Contractor shall document that methods and frequency of data collected are appropriate and sufficient to detect need for program change.

            iii. For the priority clinical areas specified by Department, the Contractor shall monitor and evaluate quality of care through studies which address, but are not limited to, the quality indicators also specified by Department.

      c. Analysis of clinical care and related services, including behavioral health services:

            i. Appropriate clinicians shall monitor and evaluate quality through review of individual cases where there are questions about care, and through studies analyzing patterns of clinical care and related service.

            ii. Multi disciplinary teams shall be used, where indicated, to analyze and address systems issues.

            iii. Clinical and related service areas requiring improvement shall be identified and documented with a corrective action plan developed and monitored.

      d. Implementation of Remedial/Corrective Actions - The QAP shall include written procedures for taking appropriate remedial action whenever, as determined under the QAP, inappropriate or substandard services are furnished, including in the area of behavioral health, or services that should have been furnished were not. Quality assurance actions that result in remedial or corrective actions shall be forwarded by the Contractor to the Department on a timely basis.

            Written remedial/corrective action procedures shall include:

            i. specification of the types of problems requiring remedial/corrective action;

            ii. specification of the person(s) or body responsible for making the final determinations regarding quality problems;

            iii.  specific actions to be taken;

            iv. a provision for feedback to appropriate health professionals, providers and staff;

            v. the schedule and accountability for implementing corrective actions;

            vi. the approach to modifying the corrective action if improvements do not occur; and

            vii. procedures for notifying a Primary Care Provider group that a particular Physician licensed to practice medicine in all its branches is no longer eligible to provide services to Beneficiaries.

      e. Assessment of Effectiveness of Corrective Actions - The Contractor shall monitor and evaluate corrective actions taken to assure that appropriate changes have been made. The Contractor shall assure follow-up on identified issues to ensure that actions for improvement have been effective and provide documentation of same.

      f.    Evaluation of Continuity and Effectiveness of the QAP:

            i. The Contractor shall conduct a regular (minimum annual) examination of the scope and content of the QAP to ensure that it covers all types of services, including behavioral health services, in all settings, as required.

            ii. At the end of each year a written report on the QAP shall be prepared by the Contractor and submitted to the Department as a component part of the QA/UR/PR Report identified in Exhibit C, which report addresses:

                  (a) QA studies, including quality indicators and methodology, and other activities completed;

                  (b) peer review (e.g., results of the medical records and credentialing/recredentialing activities);

                  (c) utilization data including progress toward meeting preventive care participation goals and selected HEDIS measures;

                  (d)   Beneficiary Satisfaction Survey analysis;

                  (e) trending of clinical and service indicators and other performance data;

                  (f)   demonstrated improvements in quality;

                  (g) areas of deficiency and recommendations for corrective action;

                  (h)   an evaluation of the overall effectiveness of the QAP;
                        and

                  (i) changes implemented or to be implemented over the next year.

5. The Contractor shall have a governing body to which the QAP shall be held accountable ("Governing Body"). The Governing Body of the Contractor shall be the Board of Directors or, where the Board's participation with quality improvement issues is not direct, a designated committee of the senior management of the Contractor. This Board of Directors or Governing Body shall be ultimately responsible for the execution of the QAP. However, changes to the medical quality assurance program shall be by the chair of the QA Committee.

      Responsibilities of the Governing Body include:

      a. Oversight of QAP - The Contractor shall document that the Governing Body has approved the overall QAP and an annual QA plan.

      b. Oversight Entity - The Governing Body shall document that it has formally designated an accountable entity or entities within the organization to provide oversight of QA, or has formally decided to provide such oversight as a committee of the whole. Behavioral health shall be included in the QAP Report.

      c. QAP Progress Reports - The Governing Body shall routinely receive written reports from the QAP describing actions taken, progress in meeting QA objectives, and improvements made.

      d. Annual QAP Review - The Governing Body shall formally review on a periodic basis (but no less frequently than annually) a written report on the QAP which includes: studies undertaken, results, subsequent actions, and aggregate data on utilization and quantity of services rendered, to assess the QAP's continuity, effectiveness and current acceptability. Behavioral health shall be included in the Annual QAP Review.

      e. Program Modification - Upon receipt of regular written reports from the QAP delineating actions taken and improvements made, the Governing Body shall take action when appropriate and direct that the operational QAP be modified on an ongoing basis to accommodate review findings and issues of concern within the Contractor. This activity shall be documented in the minutes of the meetings of the Governing Board in sufficient detail to demonstrate that it has directed and followed up on necessary actions pertaining to Quality Assurance.

6. The QAP shall delineate an identifiable structure responsible for performing QA functions within the Contractor. This committee or other structure shall have:

      a. Regular Meetings - The structure/committee shall meet on a regular basis with specified frequency to oversee QAP activities. This frequency shall be sufficient to demonstrate that the structure/committee is following-up on all findings and required actions, but in no case shall such meetings be held less frequently than quarterly. A copy of the meeting summaries/minutes shall be submitted to the Department no later than thirty (30) days after the close of the quarterly reporting period.

      b. Established Parameters for Operating - The role, structure and function of the structure/committee shall be specified.

      c. Documentation - There shall be records kept documenting the structure's/committee's activities, findings, recommendations and actions.

      d. Accountability - The QAP committee shall be accountable to the Governing Body and report to it (or its designee) on a scheduled basis on activities, findings, recommendations and actions.

      e. Membership - There shall be active participation in the QA committee from Plan Providers, who are representative of the composition of the Plan's Providers. There shall be a majority of Contractor-Affiliated practicing Physicians licensed to practice medicine in all its branches.

7. There shall be a designated senior executive who will be responsible for program implementation. The Contractor's Medical Director shall have substantial involvement in QA activities and shall be responsible for the required reports.

      a. Adequate Resources - The QAP shall have sufficient material resources, and staff with the necessary education, experience, or training, to effectively carry out its specified activities.

      b.    Provider Participation in the QAP --

            i. Participating Physicians licensed to practice medicine in all its branches and other Providers shall be kept informed about the written QA plan.

            ii. The Contractor shall include in all its Provider subcontracts and employment agreements a requirement securing cooperation with the QAP for both Physicians licensed to practice medicine in all its branches and non-physician Providers.

            iii. Contracts shall specify that hospitals and other subcontractors will allow access to the medical records of its Beneficiaries to the Contractor.

8. The Contractor shall remain accountable for all QAP functions, even if certain functions are delegated to other entities. If the Contractor delegates any QA activities to subcontractors:

      a. There shall be a written description of the following: the delegated activities; the delegate's accountability for these activities; and the frequency of reporting to the Contractor.

      b. The Contractor shall have written procedures for monitoring and evaluating the implementation of the delegated functions and for verifying the actual quality of care being provided.

      c. There shall be evidence of continuous and ongoing evaluation of delegated activities, including approval of quality improvement plans and regular specified reports.

9. The QAP shall contain provisions to assure that Physicians licensed to practice medicine in all its branches and other health care professionals, who are licensed by the State and who are under contract with the Contractor, are qualified to perform their services and credentialed by the Contractor. Recredentialing shall occur at least once every two (2) years.

10. The Contractor shall put a basic system in place which promotes continuity of care and case management. The Contractor shall provide documentation on:

      a. Monitoring the quality of care across all services and all treatment modalities.

      b. Studies, reports, protocols, standards, worksheets, minutes, or such other documentation as may be appropriate, concerning its QA activities and corrective actions and make such documentation available to the Department upon request.

11. The findings, conclusions, recommendations, actions taken, and results of the actions taken as a result of QA activity, shall be documented and reported to appropriate individuals within the organization and through the established QA channels. The Contractor shall document coordination of QA activities and other management activities.

      a. QA information shall be used in recredentialing, recontracting and/or annual performance evaluations.

      b. QA activities shall be coordinated with other performance monitoring activities, including utilization management, risk management, and resolution and monitoring of member complaints and grievances.

      c. There shall be a linkage between QA and the other management functions of the Plan such as:

            i.    network changes;

            ii.   benefits redesign;

            iii.  medical management systems (e.g., pre-certification);

            iv. practice feedback to Physicians licensed to practice medicine in all its branches; and

            v.    patient education.

      d. In the aggregate, without reference to individual Physicians licensed to practice medicine in all its branches or Beneficiary identifying information, all Quality Assurance findings, conclusions, recommendations, actions taken, results or other documentation relative to QA shall be reported to Department on a quarterly basis or as requested by the Department. The Department shall be notified of any Physician licensed to practice medicine in all its branches terminated from a subcontract with the Contractor for a quality of care issue.

12. The Contractor shall, through its behavioral health subcontractor and its internal QAP, monitor the quality of behavioral health services its subcontractor provides. Areas to be monitored include:

      a.    behavioral health network adequacy;

      b. Beneficiary access to timely behavioral health services through self-referral, PCP/specialist referral, MCO referral, CBHP referral, or referral by other entities;

      c. an individual plan or treatment and provision of appropriate level of care;

      d. coordination of care between the CBHPs, MCO behavioral health subcontractor, and the Primary Care Provider;

      e.    provision of follow-up service and continuity of care;

      f. involvement of the Primary Care Provider in aftercare to the extent possible, ensuring client confidentiality protections provided under law;

      g. member satisfaction with access to and quality of behavioral health services; and

      h. behavioral health service utilization, as set forth in the following chart.

The following behavioral health care utilization statistics shall be determined and reported quarterly to the Department in a format agreed to by the MCOs and
Department:

  SUBSTANCE ABUSE/CHEMICAL DEPENDENCY:           MENTAL HEALTH:

  Inpatient (Rehab):                             Acute Inpatient Psychiatric
  Number of Admits                               Admission:
  Admits/1000 Beneficiaries                      Number of Admits
  Number of Days of Care                         Admits/1000 Beneficiaries
  Days/1000 Beneficiaries                        Number of Days of Care
  Average Length of Stay ("ALOS")                Days/1000 Beneficiaries
                                                 ALOS

 Inpatient (Detox):
 Number of Admits
 Admits/1000 Beneficiaries
 Number of Days of Care
 Days/1000 Beneficiaries
 ALOS

 Partial (Day/Night) Treatment:                  Partial (Day/Night) Treatment:
 Number of Admits                                Number of Admits
 Admits/1000 Beneficiaries                       Admits/1000 Beneficiaries
 Number of Days of Care                          Number of Days of Care
 Days/1000 Beneficiaries                         Days/1000 Beneficiaries
 ALOS                                            ALOS

 Intensive Outpatient Program:                   Intensive Outpatient Program:
 Number of Outpatients                           Number of Outpatients
 Outpatients/1000 Beneficiaries                  Outpatients/1000 Beneficiaries
 Number of Days of Care                          Number of Days of Care
 Days/1000 Beneficiaries                         Days/1000 Beneficiaries
 ALOS                                            ALOS

 Outpatient:                                     Outpatient:
 Number of Outpatients                           Number of Outpatients
 Outpatients/1000 Beneficiaries                  Outpatients/1000 Beneficiaries
 Number of Outpatient Sessions                   Number of Outpatient Sessions
 Average Number of Sessions                      Average Number of Sessions

 Follow-up:                                      Follow-up:
 Number of Discharges with Follow-up Care        Number of Discharges with
 Plan and Treatment                              Follow-up Care
                                                 Plan and Treatment

The provision of behavioral health services and appropriate risk assessment and referral shall be included in the Contractor's medical record review processes and considered for a clinical evaluation study as further described in Exhibit B, Utilization Review/Peer Review, under (4).

                                   EXHIBIT B

                         UTILIZATION REVIEW/PEER REVIEW

1. The Contractor shall have a utilization review and peer review committee(s) whose purpose will be to review data gathered and the appropriateness and quality of care. The committee(s) shall review and make recommendations for changes when problem areas are identified and report suspected Fraud and Abuse in the Medical Assistance Program or KidCare to the Department's Office of Inspector General. The committees shall keep minutes of all meetings, the results of each review and any appropriate action taken. A copy of the minutes shall be submitted to the Department no later than thirty (30) days after the close of the quarterly reporting period. At a minimum, these programs must meet all applicable federal and State requirements for utilization review. The Contractor and Department may further define these programs.

2. The Contractor shall implement a Utilization Review Plan, including peer review. The Contractor shall provide the Department with documentation of its utilization review process. The process shall include:

      a. Written program description - The Contractor shall have a written utilization management program description which includes, at a minimum, procedures to evaluate medical necessity criteria used and the process used to review and approve the provision of medical services.

      b. Scope - The program shall have mechanisms to detect under-utilization as well as over-utilization.

      c. Preauthorization and concurrent review requirements - For organizations with preauthorization and concurrent review programs:

            i. review decisions shall be supervised by qualified medical professionals;

            ii. efforts shall be made to obtain all necessary information, including pertinent clinical information, and consultation with the treating Physician licensed to practice medicine in all its branches as appropriate;

            iii. the reasons for decisions shall be clearly documented and available to the member;

            iv. there shall be written well-publicized and readily available appeals mechanisms for both Providers and patients;

            v. decisions and appeals shall be made in a timely manner as required by the circumstances of the situation;

            vi. there shall be mechanisms to evaluate the effects of the program using data on member satisfaction, provider satisfaction or other appropriate measures;

            vii. if the organization delegates responsibility for utilization management, it shall have mechanisms to ensure that these standards are met by the delegate.

3. The Contractor further agrees to review the utilization review procedures, at reasonable intervals, for the purpose of amending same, as necessary in order to improve said procedures. All amendments must be approved by the Department. The Contractor further agrees to supply the Department and/or its designee with the utilization information and data, and reports prescribed in its approved utilization review system or the status of such system. This information shall be furnished upon request by the Department.

4 The Contractor shall establish and maintain a peer review program approved by the Department to review the quality of care being offered by the Contractor, employees and subcontractors. This program shall provide, at a minimum, the following:

      a. A peer review committee comprised of Physicians licensed to practice medicine in all its branches, formed to organize and proceed with the required reviews for both the health professionals of the Contractor's staff and any contracted Providers which include:

            i.    A regular schedule for review;

            ii. A system to evaluate the process and methods by which care is given; and

            iii.  A medical record review process.

      b. The Contractor shall maintain records of the actions taken by the peer review committee with respect to providers and those records shall be available to the Department upon request.

      c. A system of internal medical review, including behavioral health services, medical evaluation studies, peer review, a system for evaluating the processes and outcomes of care, health education, systems for correcting deficiencies, and utilization review.

      d. At least two medical evaluation studies must be completed yearly that analyze pressing problems identified by the Contractor, the results of such studies and appropriate action taken. One of the studies may address an administrative problem noted by the Contractor and one may address a clinical problem or diagnostic category. One brief follow-up study shall take place for each medical evaluation study in order to assess the actual effect of any action taken.

5. The Contractor further agrees to review the peer review procedures, at reasonable intervals, for the purpose of amending same in order to improve said procedures. All amendments must be approved by the Department. The Contractor further agrees to supply the Department and/or its designee with the information and reports related to its peer review program upon request.

6. The Department may request that peer review be initiated on specific providers.

7.    The Department will conduct its own peer reviews at its discretion.

                                    EXHIBIT C

                           Summary of Required Reports

Report names and reporting frequencies are listed herein. These shall be due to the Department no later than thirty (30) days after the close of the reporting period unless otherwise stated. Reports include hard copy reports and/or any electronic medium as designated by the Department.

Report frequencies are defined as follows:

            Annually-   The State fiscal year of July 1 - June 30.
            Quarterly-  The last day of the fiscal quarter grouped as:
                        J/A/S (1st (qtr)), O/N/D (2nd (qtr)), J/F/M (3rd (qtr)),
                        and A/M/J (4th (qtr)).
            Monthly-    The last day of a calendar month.

                    NAME OF REPORT                                   FREQUENCY
                    --------------                                   ---------
 QUALITY- ASSURANCE/MEDICAL
 QA/UR/PR Report                                                          Annually

 Summary of Grievances and Resolutions and External                      Quarterly
 Independent Reviews and Resolutions

 Behavioral Health Report                                 Quarterly, 60 days after end of
                                                          quarter

 MARKETING
 Marketer Training Schedule and Agenda                    Quarterly, 2 weeks prior to the
                                                          beginning of each quarter, and as
                                                          revised

 Marketing Representative Listing                         Monthly on the first day of each
                                                          month for that month

FRAUD/ABUSE                     IDAA Report goes to OIC, with Copy to Nelly Ryan

Fraud and Abuse Report          Immediately upon identification or
                                knowledge of suspected Fraud,
                                Abuse, or misconduct; or quarterly
                                certification, due 30 days after the
                                close of the quarter, that no Fraud,
                                Abuse, or misconduct was
                                identified during the quarter

                                    EXHIBIT D

                         Summary of Required Submissions

Submissions and submission frequencies are listed herein. These shall be due to the Department no later than thirty (30) days after the close of the reporting period unless otherwise stated. Submissions include hard copy reports and/or any electronic medium as designated by the Department.

Submission frequencies are defined as follows:

            Annually-   The State fiscal year of July 1 - June 30
            Quarterly-  The last day of the fiscal year quarter grouped as:
                        J/A/S (1st qtr), O/N/D (2nd qtr), J/F/M (3rd qtr), and
                        A/M/J (4th qtr).
            Monthly-    The last day of a calendar month.

                                                                         DPA PRIOR
              NAME OF SUBMISSION                   FREQUENCY             APPROVAL
              ------------------                   ---------             --------
ADMINISTRATIVE
Disclosure Statements                     Initially, Annually, on           No
                                          request and as changes
                                          occur

Encounter Data Report                     Monthly no later than             No
                                          120 days after the close
                                          of the reporting period
BENEFICIARY MATERIALS
Certificate or Document of Coverage and   Initially and as revised          Yes
Any Changes or Amendments

Beneficiary Handbook                      Initially and as revised          Yes

Identification Card                       Initially and as revised          Yes

                                                                                       DPA PRIOR
               NAME OF SUBMISSION                             FREQUENCY                APPROVAL
               ------------------                             ---------                --------
  SUBCONTRACTS
  Model Subcontractor Agreements                      Initially and as revised            No

  Linkage Agreements                                  As executed and updated             No

  Copies of Actual Executed Subcontracts              Upon Request                        No

  PROVIDER NETWORK                                    As new sites/PCPs are added         Yes

  New Site Provider Affiliation File
  (electronic)*

  Site/PCP Approvals (paper format-A&B                As new sites/PCPs are added         Yes
  forms)*

  Provider Affiliation with Site Report               Monthly on the first day of         No
                                                      each month for that month

  Beneficiary Site Assignment/Site Transfer           As they occur                       No

  Site Terminations                                   As they occur                       No

  MARKETING MATERIALS

  Marketing Plans and Procedures                      Initially and as revised            Yes

  Marketing Training Manuals                          Initially and as revised            Yes

  Marketing Materials and Information                 Initially and as revised            Yes

  Marketing Representative Terminations               As they occur                       No

                                       D-2

                                                                                       DPA PRIOR
               NAME OF SUBMISSION                             FREQUENCY                APPROVAL
               ------------------                             ---------                --------
QUALITY ASSURANCE/MEDICAL
Quality Assurance, Utilization Review and             Initially and as revised            Yes
Peer Review Plan (includes health education
plan)

QA/UR/PR Committee Meeting Minutes                    Quarterly                           No

Grievance Procedures                                  Initially and as revised            Yes

*The approval of Sites/PCPs will transition from paper to electronic format during the course of this Contract. Both versions of the submission are listed. The electronic format will not be required until such time as the Department provides one-hundred twenty (120) days advance notice.

                                    EXHIBIT E

                       Encounter Data Format Requirements

Illinois Medicaid UB92 Billing Specification
      (Approved by the Illinois UB92 Billing Committee)

HCFA National Standard Format for non-institutional claims

IDPA Direct Tape format for pharmacy claims

[ILLINOIS DEPARTMENT OF PUBLIC AID LOGO]       ILLINOIS DEPARTMENT OF PUBLIC AID

                                               201 South Grand Avenue East
                                               Springfield, Illinois 62763-0001

    GEORGE H. RYAN, GOVERNOR                   TELEPHONE: (217) 782-1200
       ANN PATLA, DIRECTOR                     TTY: (800) 526-5812

July 12, 2000

Ancelmo Lopes
Chief Executive Officer
Harmony Health Plan
125 South Wacker Drive, Suite 2900
Chicago, Illinois 60606

Dear Mr. Lopes,

Enclosed please find four originals of an amendment to the Contract for Furnishing Health Services between Harmony Health Plan and the Department. As discussed at the quarterly meeting, this amendment reflects a 2% rate increase, makes various language changes requested by one health plan, and further clarifies the Departments intent regarding compliance with prompt payment provisions. For your information, I have attached the red-lined pages of the contract that are affected by these amendments. The page numbers on the red-lined pages may be slightly different from your contract page numbers, as this red-line was done against a model contract, not each individual contract.

Please complete all four originals and return them to my attention as soon as possible, but no later than Friday, July 21st. The 2% increase will then be processed by the Department and will be effective for the September payment run. An adjustment will be run for July and August.

If you have any questions on the above issues, please feel free to contact me at (217) 524-7478.

Sincerely,

/s/ Nelly Ryan
-------------------
Nelly Ryan, Chief
Bureau of Managed Care

Attachments

E-MAIL: dpa_webmaster@state.il.us          INTERNET: http://www.state.il.us/dpa/

                                STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

             AMENDMENT #1 TO CONTRACT FOR FURNISHING HEALTH SERVICES
              BY A HEALTH MAINTENANCE ORGANIZATION (2001-24-006-KA)

      It is hereby agreed by and between the parties that the Contract for Furnishing Health Services by a Health Maintenance Organization between the State of Illinois, Department of Public Aid (Department), and Harmony Health Plan, a health maintenance organization (Contractor), such Contract being effective on April 1, 2000 is amended pursuant to Article IX as set forth herein. This Amendment shall be effective April 1, 2000.

Article II, Section 2.2 (b) shall be amended by deleting the existing paragraph in its entirety and inserting the following in its place:

      "References in the Contract to Eligible Enrollee, Prospective Beneficiary and Beneficiary shall include the parent, caretaker relative or guardian where such Eligible Enrollee, Prospective Beneficiary or Beneficiary is a minor child or an adult for whom a guardian has been named, provided that the Contractor is not obligated to cover services for any individual who is not enrolled as a Beneficiary with the Contractor."

Article II shall be amended by inserting the following new section immediately after Section 2.7:

"2.8 PROVISION OF COVERED SERVICES THROUGH AFFILIATED PROVIDERS

      Where the Contractor does not employ Physicians or other Providers to provide direct health care services, every provision in this Contract by which the Contractor is obligated to provide Covered Services of any type to Beneficiaries, including but not limited to provisions stating that the Contractor will "provide Covered Services," "provide quality care," or provide a specific type of health care service, such as the enumerated Covered Services in Article V, Section 5.1, health screenings, prenatal care, or behavioral health assessments, shall be interpreted to mean that the Contractor arranges for the provision of those Covered Services through its network of Affiliated Providers."

Article V, Section 5.1(e)(9) shall be amended by deleting the word "and".

Article V, Section 5.1(e)(10) shall be amended by deleting the period (.) and inserting a semicolon (;) in its place.

Article V, Section 5.1(e) shall be amended by inserting the following after 5.1(e)(10):

"11. Services provided by a non-Affiliated Provider and not authorized by the Contractor, unless this Contract specifically requires that such services be covered; and

12. Services that are provided without first obtaining a required referral or prior authorization as set forth in the Beneficiary handbook."

Article V, Section 5.13 shall be amended by adding the following new paragraph after the second paragraph:

      "The Contractor shall not be in violation of this Contract if a particular Beneficiary or Beneficiaries do not receive one of the services listed in
      Section 5.1(d) or in this Section 5.13(a) through (d), so long as the Contractor has made good faith efforts to educate Beneficiaries about those services, as required by the Contract, and the availability of coverage for those services, and so long as the Contractor has required its Affiliated Providers to offer those services."

Article V, Section 5.15 shall be amended by deleting the first paragraph in its entirety and inserting the following in its place:

      "The Contractor shall make payments to Providers for Covered Services on a timely basis consistent with the Claims Payment Procedure described at 42 U.S.C. Section 1396a(a)(37)(A) and Illinois Public Act 91-0605. Complaints and disputes concerning payments for the provision of services described in this paragraph shall be subject to the Contractor's Provider grievance resolutions system."

Attachment I shall be deleted and replaced by the attached First Amended Attachment I. Each reference to Attachment I in the Contract shall be replaced with a reference to First Amended Attachment I.

IN WITNESS WHEREOF, the Department and the Contractor hereby execute and deliver this Amendment, effective as of the date indicated above.

STATE OF ILLINOIS                                CONTRACTOR
DEPARTMENT OF PUBLIC AID

By: ______________________________________       By: ___________________________
                Ann Patla

Title: Director                                  Title: ________________________

Date: ____________________________________       Date: _________________________

                                                 FEIN: _________________________

                           FIRST AMENDED ATTACHMENT I

                                   RATE SHEETS

(a) Contractor Name: Harmony Health Plan of Illinois, Inc

    Address:                125 South Wacker Drive
                            Suite 2900
                            Chicago, IL 60606-4402

(b) Contracting Area(s) Covered by the Contractor and Enrollment Limit:

Contracting Area                                 Enrollment Limit
   Region IV                                         100,000

(c) Total Enrollment Limit for all Contracting Areas: 100,000

(d) Threshold Review Levels: 80,000

                                   Att. I - 1

(e) Standard Capitation Rates for MAG Beneficiaries for each Region for April 1, 2000 through June 30, 2000:

               Region I       Region II      Region III     Region IV      Region V
                 (N.W.        (Central       (Southern        (Cook         (Collar
               Illinois)      Illinois)      Illinois)       County)       Counties)
 Age/Gender      PMPM           PMPM           PMPM           PMPM           PMPM
 ----------    ---------      ---------      -----------    ---------      ---------
 0-2 F          $214.19        $149.47        $206.08        $254.29        $181.15
 0-2 M          $242.48        $183.18        $263.92        $300.07        $183.68
 3-13 F         $ 39.63        $ 41.98        $ 47.02        $ 40.55        $ 32.21
 3-13 M         $ 47.40        $ 52.61        $ 55.95        $ 49.60        $ 40.28
14-20 F         $209.65        $181.58        $204.84        $169.14        $167.32
14-20 M         $ 74.37        $ 70.44        $ 75.51        $ 63.46        $ 46.99
21-44 F         $201.77        $186.87        $206.99        $203.22        $181.66
21-44 M         $100.41        $111.11        $132.34        $148.11        $102.05
 45+ F          $324.75        $292.50        $269.83        $245.81        $236.39
 45+ M          $195.92        $304.26        $291.83        $221.72        $177.78

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for MAG Beneficiaries for each Region beginning July 1, 2000.

               Region I       Region II      Region III     Region IV      Region V
                 (N.W.        (Central       (Southern        (Cook         (Collar
               Illinois)      Illinois)      Illinois)       County)       Counties)
 Age/Gender      PMPM           PMPM           PMPM           PMPM           PMPM
 ----------    ---------      ---------      -----------    ---------      ---------
 0-2 F          $218.47        $152.46        $210.20        $259.38        $184.77
 0-2 M          $247.33        $186.84        $269.20        $306.07        $187.35
 3-13 F         $ 40.42        $ 42.82        $ 47.96        $ 41.36        $ 32.85
 3-13 M         $ 48.35        $ 53.66        $ 57.07        $ 50.59        $ 41.09
14-20 F         $213.84        $185.21        $208.94        $172.52        $170.67
14-20 M         $ 75.86        $ 71.85        $ 77.02        $ 64.73        $ 47.93
21-44 F         $205.81        $190.61        $211.13        $207.28        $185.29
21-44 M         $102.42        $113.33        $134.99        $151.07        $104.09
 45+ F          $331.25        $298.35        $275.23        $250.73        $241.12
 45+ M          $199.84        $310.35        $297.67        $226.15        $181.34

Certified Local Health Department add-on: To be determined.

                                   Att. I - 2

(f) Standard Capitation Rates for MANG Beneficiaries for each Region for April 1, 2000 through June 30, 2000:

               Region I       Region II      Region III     Region IV      Region V
                 (N.W.        (Central       (Southern        (Cook         (Collar
               Illinois)      Illinois)      Illinois)       County)       Counties)
 Age/Gender      PMPM           PMPM           PMPM           PMPM           PMPM
 ----------    ---------      ---------      -----------    ---------      ---------
 0-2 F         $277.63        $270.73        $276.42        $221.95        $175.33
 0-2 M         $337.39        $320.77        $236.83        $259.94        $203.36
3-13 F         $ 46.02        $ 44.62        $ 52.51        $ 43.55        $ 39.42
3-13 M         $ 58.45        $ 63.44        $ 67.51        $ 55.10        $ 51.37
14-20 F        $260.15        $234.40        $246.15        $238.15        $260.81
14-20 M        $ 79.62        $119.09        $121.82        $ 82.31        $181.38
21-44 F        $245.64        $245.87        $226.89        $266.25        $244.39
21-44 M        $145.22        $107.80        $103.83        $ 98.85        $119.40
 45+ F         $279.44        $329.92        $300.30        $255.70        $270.54
 45+ M         $340.30        $205.30        $239.31        $247.28        $292.90

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for MANG Beneficiaries for each Region beginning July 1, 2000.

               Region I       Region II      Region III     Region IV      Region V
                 (N.W.        (Central       (Southern        (Cook         (Collar
               Illinois)      Illinois)      Illinois)       County)       Counties)
 Age/Gender      PMPM           PMPM           PMPM           PMPM           PMPM
 ----------    ---------      ---------      -----------    ---------      ---------
 0-2 F          $283.18        $276.14        $281.95        $226.39        $178.84
 0-2 M          $344.14        $327.19        $241.57        $265.14        $207.43
 3-13 F         $ 46.94        $ 45.51        $ 53.56        $ 44.42        $ 40.21
 3-13 M         $ 59.62        $ 64.71        $ 68.86        $ 56.20        $ 52.40
14-20 F         $265.35        $239.09        $251.07        $242.91        $266.03
14-20 M         $ 81.21        $121.47        $124.26        $ 83.96        $185.01
21-44 F         $250.55        $250.79        $231.43        $271.58        $249.28
21-44 M         $148.12        $109.96        $105.91        $100.83        $121.79
 45+ F          $285.03        $336.52        $306.31        $260.81        $275.95
 45+ M          $347.11        $209.41        $244.10        $252.23        $298.76

Certified Local Health Department add-on: To be determined.

                                   Att. I - 3

(g) Standard Capitation Rates for KidCare Participants for each Region for April 1, 2000 through June 30, 2000:

               Region I       Region II    Region III    Region IV     Region V
                 (N.W.        (Central     (Southern       (Cook        (Collar
               Illinois)      Illinois)    Illinois)      County)      Counties)
 Age/Gender      PMPM           PMPM         PMPM          PMPM          PMPM
 ----------    ---------      ---------    ----------    ---------     ---------
 1-2 F          $66.34        $67.54        $73.13        $74.63        $60.58
 1-2 M          $92.26        $75.87        $96.90        $86.82        $73.08
 3-13 F         $39.25        $41.38        $46.47        $40.71        $32.31
 3-13 M         $47.00        $51.79        $55.68        $49.87        $40.63
14-18 F         $87.57        $85.98        $99.19        $77.53        $73.22
14-18 M         $73.14        $69.51        $75.56        $63.48        $46.69

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for KidCare Participants for each Region beginning July 1, 2000.

               Region I      Region II     Region III      Region IV      Region V
                 (N.W.       (Central      (Southern         (Cook         (Collar
               Illinois)     Illinois)     Illinois)        County)       Counties)
 Age/Gender      PMPM          PMPM          PMPM            PMPM           PMPM
 ----------    ---------     ---------     ----------      ---------      ---------
 1-2 F         $ 67.67        $ 68.89        $ 74.59        $ 76.12        $ 61.79
 1-2 M         $ 94.11        $ 77.39        $ 98.84        $ 88.56        $ 74.54
3-13 F         $ 40.04        $ 42.21        $ 47.40        $ 41.52        $ 32.96
3-13 M         $ 47.94        $ 52.83        $ 56.79        $ 50.87        $ 41.44
14-18 F        $ 89.32        $ 87.70        $101.17        $ 79.08        $ 74.68
14-18 M        $ 74.60        $ 70.90        $ 77.07        $ 64.75        $ 47.62

Certified Local Health Department add-on: To be determined.

                                   Att. I - 4

                                               ILLINOIS DEPARTMENT OF PUBLIC AID

[ILLINOIS DEPARTMENT OF PUBLIC AID LOGO]       201 South Grand Avenue East
                                               Springfield, Illinois 62763-0001

GEORGE H. RYAN, GOVERNOR                       TELEPHONE: (217) 782-1200
   ANN PATLA, DIRECTOR                         TTY: (800) 526-5812

January 16, 2001

Kathy LaSpina-Morse
Director of Quality Improvement
Harmony Health Plan
125 South Wacker Drive, Suite 2900
Chicago, Illinois 60606

Dear Ms. LaSpina-Morse:

I am writing in response to your letter of November 29, 2000 concerning the outstanding issues with Harmony's Application for Expansion into Region III.

In regard to OPTIONAL BENEFITS, you do not indicate members have been informed benefits would be discontinued. In our preliminary discussions, were given indications that a decision would be made by Harmony and NCP as to who (Harmony or NCP, would send the notification. Throughout this process, there has been no indication Harmony would not fulfill this requirement.

You have indicated all members have completed their course of treatment for the added benefit. We agree it would be confusing to inform members, at this time, the added benefit is no longer available through Harmony.

The Department is now, at this late stage in the process and as an exception, waiving this contractual requirement. With this requirement waived, Harmony has satisfied the Department's requirements for the expansion.

If you have any questions, please feel free to contact Yvonne Roth-Zumstein at
(217) 524-7478.

Sincerely,

/s/ Nelly Ryan,
Nelly Ryan, Chief
Bureau of Contract Management

cc: Ancelmo Lopes

E-MAIL: dpa_webmaster@state.il.us          INTERNET: http://www.state.il.us/dpa/

[ILLINOIS DEPARTMENT OF PUBLIC HEALTH LOGO]

             George H. Ryan, Governor - John R. Lumpkin, M.D., M. P.H., Director

525-535 West Jefferson Street Springfield, Illinois 62761 - 0001

                                 August 16, 2000

Mr. Anselmo Lopes
President and CEO
Harmony Health Plan of IL, Inc.
125 South Wacker Drive, Suite 2900
Chicago, IL 60606-4402

Dear Mr. Lopes:

      We have reviewed and accepted Harmony Health Plan's request for a geographic service area expansion to include St. Clair and Madison counties. A copy of this approval will be placed in Harmony Health Plan's file. We also notify the Illinois Department of Insurance so that they may revise the information on their website.

      If you have any questions, please contact me at 217/782-7412. I apologize for the slight delay. I have been on a temporary assignment with a special project in addition to my regular duties. Normally, these requests are completed the same week they are submitted. Please thank Kathy LaSpina for me for her diligent follow-up of this issue.

                                 Sincerely,
                                 /s/ Karen Kabat, R.N., PAHM
                                 Karen Kabat, R.N., PAHM
                                 HMO Nurse Consultant
                                 Division of Health Care Facilities and Programs

 HarmonyHP081600

cc:   Dave Grant, IDOI                                               [ILLEGIBLE]
      Jeff Martin, IDOI       Post-Fax Note  - 7671    Date 8/16/00  OF PAGES
      Rebecca Turner, IDOI    To Kathy LaSpina         From Karen Kabat
                              Co/Dept.                 Co
                              Phone 312                Phone # 217/782 - 7412
                              Fax # 630/2022           Fax # 217/782 - 0382

[ILLEGIBLE]                                            [ILLEGIBLE]

                                               ILLINOIS DEPARTMENT OF PUBLIC AID

[ILLINOIS DEPARTMENT OF PUBLIC AID LOGO]       201 South Grand Avenue East
                                               Springfield, Illinois 62763-0001

GEORGE H. RYAN, GOVERNOR                       TELEPHONE: (217) 782-1200
   JACKIE GARNER, DIRECTOR                     TTY: (800) 526-5812

February 19, 2002

Ancelmo Lopes, Chief Executive Officer
Harmony Health Plan
125 South Wacker Drive, Suite 2900
Chicago, IL 60606

Dear Mr. Lopes,

Enclosed please find four originals of an amendment to the Contract for Furnishing Health Services between Harmony Health Plan and the Department. This amendment reflects a 4.5% rate reduction to each age and gender cell, effective January 1, 2002.

Please have all four originals completed and signed, and return them to my attention as soon as possible.

If you have any questions, please feel free to contact me at (217) 924-7478.

Sincerely,

/s/ Nelly Ryan

Nelly Ryan, Deputy Administrator
Division of Medical Programs

Attachment

E-MAIL: dpa_webmaster@state.il.us          INTERNET: http://www.state.il.us/dpa/

                                STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

                               AMENDMENT NO. 3 OF
                    CONTRACT FOR FURNISHING HEALTH SERVICES
                                      BY A
                        HEALTH MAINTENANCE ORGANIZATION
                                2001-24-006-KA2

WHEREAS, the parties to Contract for Furnishing Health Services by a Health Maintenance Organization ("CONTRACT"), the ILLINOIS DEPARTMENT OF PUBLIC AID, 201 South Grand Avenue East, Springfield, Illinois 62763-0001 (herein referred to as "Department"), acting by and through its Director, and HARMONY HEALTH PLAN OF ILLINOIS, INC, (hereinafter referred to as "Contractor"), desire to amend the CONTRACT; and

      WHEREAS, pursuant to Article 9, Section 9.9 (a) of the CONTRACT, the CONTRACT may be modified or amended by the mutual consent of the parties;

      NOW THEREFORE, the CONTRACT shall be amended as follows:

      1. First Amended Attachment I shall be deleted and replaced by the attached Second Amended Attachment I. Each reference to First Amended Attachment I in the CONTRACT shall be deemed to refer to Second Amended Attachment I.

      All other terms and conditions of the CONTRACT shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have hereunto caused this agreement to amend the CONTRACT to be executed by their duly authorized representatives, effective January 1, 2002.

DEPARTMENT OF PUBLIC AID                    Harmony Health Plan of Illinois, Inc

By:                                         By: /s/ ANSELMO E. LOPES
       ------------------------                 --------------------------------
           Jackie Garner
                                            Printed Name: ANSELMO E. LOPES

Title:       Director                       Title: President

Date:                                       Date:   2/25/02
       ------------------------
                                            FEIN: 36.4050495

                           THIRD AMENDED ATTACHMENT I

                                  RATE SHEETS

(a)   Contractor Name:     Harmony Health Plan of Illinois, Inc

      Address:             125 South Wacker Drive
                           Suite 2900
                           Chicago, IL 60606-4402

(b)   Contracting Area(s) Covered by the Contractor and Enrollment Limit:

Contracting Area                    Enrollment Limit
----------------                    ----------------
   Region III                            25,000
   Region IV                            100,000

(c)   Total Enrollment Limit for all Contracting Areas: 125,000

(d)   Threshold Review Levels:
                   Region III     20,000
                   Region IV      80,000

                                   Att. I - 1

(e) Standard Capitation Rates for MAG Beneficiaries for each Region for April 1, 2000 through June 30, 2000:

             Region I       Region II    Region III      Region IV      Region V
               (N.W.        (Central      (Southern        (Cook         (Collar
             Illinois)      Illinois)     Illinois)       County)       Counties)
Age/Gender     PMPM           PMPM          PMPM            PMPM           PMPM
----------------------------------------------------------------------------------
 0-2 F       $ 214.19       $ 149.47       $ 206.08       $ 254.29       $ 181.15
 0-2 M       $ 242.48       $ 183.18       $ 263.92       $ 300.07       $ 183.68
 3-13 F      $  39.63       $  41.98       $  47.02       $  40.55       $  32.21
 3-13 M      $  47.40       $  52.61       $  55.95       $  49.60       $  40.28
14-20 F      $ 209.65       $ 181.58       $ 204.84       $ 169.14       $ 167.32
14-20 M      $  74.37       $  70.44       $  75.51       $  63.46       $  46.99
21-44 F      $ 201.77       $ 186.87       $ 206.99       $ 203.22       $ 181.66
21-44 M      $ 100.41       $ 111.11       $ 132.34       $ 148.11       $ 102.05
 45+ F       $ 324.75       $ 292.50       $ 269.83       $ 245.81       $ 236.39
 45+ M       $ 195.92       $ 304.26       $ 291.83       $ 221.72       $ 177.78

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for MAG Beneficiaries for each Region for July 1, 2000 through December 31, 2001

             Region I       Region II    Region III      Region IV      Region V
               (N.W.        (Central      (Southern        (Cook         (Collar
             Illinois)      Illinois)     Illinois)       County)       Counties)
Age/Gender     PMPM           PMPM          PMPM            PMPM           PMPM
----------------------------------------------------------------------------------
 0-2 F       $ 218.47       $ 152.46      $ 210.20        $ 259.38       $ 184.77
 0-2 M       $ 247.33       $ 186.84      $ 269.20        $ 306.07       $ 187.35
 3-13 F      $  40.42       $  42.82      $  47.96        $  41.36       $  32.85
 3-13 M      $  48.35       $  53.66      $  57.07        $  50.59       $  41.09
14-20 F      $ 213.84       $ 185.21      $ 208.94        $ 172.52       $ 170.67
14-20 M      $  75.86       $  71.85      $  77.02        $  64.73       $  47.93
21-44 F      $ 205.81       $ 190.61      $ 211.13        $ 207.28       $ 185.29
21-44 M      $ 102.42       $ 113.33      $ 134.99        $ 151.07       $ 104.09
 45+ F       $ 331.25       $ 298.35      $ 275.23        $ 250.73       $ 241.12
 45+ M       $ 199.84       $ 310.35      $ 297.67        $ 226.15       $ 181.34

Certified Local Health Department add-on: To be determined.

                                   Att. I - 2

Standard Capitation Rates for MAG Beneficiaries for each Region beginning January 1, 2002.

             Region I       Region II    Region III      Region IV      Region V
               (N.W.        (Central      (Southern        (Cook         (Collar
             Illinois)      Illinois)     Illinois)       County)       Counties)
Age/Gender     PMPM           PMPM          PMPM            PMPM           PMPM
----------------------------------------------------------------------------------
 0-2 F       $ 208.64       $ 145.60      $ 200.74        $ 247.71       $ 176.46
 0-2 M       $ 236.20       $ 178.43      $ 257.09        $ 292.30       $ 178.92
 3-13 F      $  38.60       $  40.89      $  45.80        $  39.50       $  31.37
 3-13 M      $  46.17       $  51.25      $  54.50        $  48.31       $  39.24
14-20 F      $ 204.22       $ 176.88      $ 199.54        $ 164.76       $ 162.99
14-20 M      $  72.45       $  68.62      $  73.55        $  61.82       $  45.77
21-44 F      $ 196.55       $ 182.03      $ 201.63        $ 197.95       $ 176.95
21-44 M      $  97.81       $ 108.23      $ 128.92        $ 144.27       $  99.41
 45+ F       $ 316.34       $ 284.92      $ 262.84        $ 239.45       $ 230.27
 45+ M       $ 190.85       $ 296.38      $ 284.27        $ 215.97       $ 173.18

Certified Local Health Department add-on: To be determined.

                                   Att. I - 3

(f) Standard Capitation Rates for MANG Beneficiaries for each Region for April 1, 2000 through June 30, 2000:

             Region I       Region II    Region III      Region IV      Region V
               (N.W.        (Central      (Southern        (Cook         (Collar
             Illinois)      Illinois)     Illinois)       County)       Counties)
Age/Gender     PMPM           PMPM          PMPM            PMPM           PMPM
----------------------------------------------------------------------------------
 0-2 F       $   277.63     $ 270.73     $   276.42      $  221.95      $  175.33
 0-2 M       $   337.39     $ 320.77     $   236.83      $  259.94      $  203.36
 3-13 F      $    46.02     $  44.62     $    52.51      $   43.55      $   39.42
 3-13 M      $    58.45     $  63.44     $    67.51      $   55.10      $   51.37
14-20 F      $   260.15     $ 234.40     $   246.15      $  238.15      $  260.81
14-20 M      $    79.62     $ 119.09     $   121.82      $   82.31      $  181.38
21-44 F      $   245.64     $ 245.87     $   226.89      $  266.25      $  244.39
21-44 M      $   145.22     $ 107.80     $   103.83      $   98.85      $  119.40
 45+ F       $   279.44     $ 329.92     $   300.30      $  255.70      $  270.54
 45+ M       $   340.30     $ 205.30     $   239.31      $  247.28      $  292.90

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for MANG Beneficiaries for each Region for July 1, 2000 through December 31, 2001.

             Region I     Region II    Region III      Region IV      Region V
               (N.W.      (Central      (Southern        (Cook         (Collar
             Illinois)    Illinois)     Illinois)       County)       Counties)
Age/Gender     PMPM         PMPM          PMPM            PMPM           PMPM
--------------------------------------------------------------------------------
 0-2 F       $  283.18    $  276.14    $   281.95      $  226.39      $  178.84
 0-2 M       $  344.14    $  327.19    $   241.57      $  265.14      $  207.43
 3-13 F      $   46.94    $   45.51    $    53.56      $   44.42      $   40.21
 3-13 M      $   59.62    $   64.71    $    68.86      $   56.20      $   52.40
14-20 F      $  265.35    $  239.09    $   251.07      $  242.91      $  266.03
14-20 M      $   81.21    $  121.47    $   124.26      $   83.96      $  185.01
21-44 F      $  250.55    $  250.79    $   231.43      $  271.58      $  249.28
21-44 M      $  148.12    $  109.96    $   105.91      $  100.83      $  121.79
 45+ F       $  285.03    $  336.52    $   306.31      $  260.81      $  275.95
 45+ M       $  347.11    $  209.41    $   244.10      $  252.23      $  298.76

Certified Local Health Department add-on: To be determined.

                                   Att. I - 4

Standard Capitation Rates for MANG Beneficiaries for each Region beginning January 1, 2002.

             Region I     Region II    Region III      Region IV      Region V
               (N.W.      (Central      (Southern        (Cook         (Collar
             Illinois)    Illinois)     Illinois)       County)       Counties)
Age/Gender     PMPM         PMPM          PMPM            PMPM           PMPM
--------------------------------------------------------------------------------
 0-2 F       $ 270.44     $  263.71    $  269.26       $  216.20      $  170.79
 0-2 M       $ 328.65     $  312.47    $  230.70       $  253.21      $  198.10
 3-13 F      $  44.83     $   43.46    $   51.15       $   42.42      $   38.40
 3-13 M      $  56.94     $   61.80    $   65.76       $   53.67      $   50.04
14-20 F      $ 253.41     $  228.33    $  239.77       $  231.98      $  254.06
14-20 M      $  77.56     $  116.00    $  118.67       $   80.18      $  176.68
21-44 F      $ 239.28     $  239.50    $  221.02       $  259.36      $  238.06
21-44 M      $ 141.45     $  105.01    $  101.14       $   96.29      $  116.31
 45+ F       $ 272.20     $  321.38    $  292.53       $  249.07      $  263.53
 45+ M       $ 331.49     $  199.99    $  233.12       $  240.88      $  285.32

Certified Local Health Department add-on: To be determined.

                                   Att. I - 5

(g) Standard Capitation Rates for KidCare Participants for each Region for April 1, 2000 through June 30, 2000:

             Region I     Region II    Region III      Region IV      Region V
               (N.W.      (Central      (Southern        (Cook         (Collar
             Illinois)    Illinois)     Illinois)       County)       Counties)
Age/Gender     PMPM         PMPM          PMPM            PMPM           PMPM
--------------------------------------------------------------------------------
  1-2 F      $   66.34    $   67.54    $   73.13       $   74.63      $   60.58
  1-2 M      $   92.26    $   75.87    $   96.90       $   86.82      $   73.08
 3-13 F      $   39.25    $   41.38    $   46.47       $   40.71      $   32.31
 3-13 M      $   47.00    $   51.79    $   55.68       $   49.87      $   40.63
14-18 F      $   87.57    $   85.98    $   99.19       $   77.53      $   73.22
14-18 M      $   73.14    $   69.51    $   75.56       $   63.48      $   46.69

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for KidCare Participants for each Region for July 1, 2000 through December 31, 2001.

             Region I     Region II    Region III      Region IV      Region V
               (N.W.      (Central      (Southern        (Cook         (Collar
             Illinois)    Illinois)     Illinois)       County)       Counties)
Age/Gender     PMPM         PMPM          PMPM            PMPM           PMPM
--------------------------------------------------------------------------------
 1-2 F       $   67.67    $   68.89    $   74.59       $   76.12      $  61.79
 1-2 M       $   94.11    $   77.39    $   98.84       $   88.56      $  74.54
 3-13 F      $   40.04    $   42.21    $   47.40       $   41.52      $  32.96
 3-13 M      $   47.94    $   52.83    $   56.79       $   50.87      $  41.44
14-18 F      $   89.32    $   87.70    $  101.17       $   79.08      $  74.68
14-18 M      $   74.60    $   70.90    $   77.07       $   64.75      $  47.62

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for KidCare Participants for each Region beginning January 1, 2002.

             Region I     Region II    Region III      Region IV      Region V
               (N.W.      (Central      (Southern        (Cook         (Collar
             Illinois)    Illinois)     Illinois)       County)       Counties)
Age/Gender     PMPM         PMPM          PMPM            PMPM           PMPM
--------------------------------------------------------------------------------
  1-2 F      $   64.62    $   65.79    $   71.23       $   72.69      $   59.01
  1-2 M      $   89.88    $   73.91    $   94.39       $   84.57      $   71.19
 3-13 F      $   38.24    $   40.31    $   45.27       $   39.65      $   31.48
 3-13 M      $   45.78    $   50.45    $   54.23       $   48.58      $   39.58
14-18 F      $   85.30    $   83.75    $   96.62       $   75.52      $   71.32
14-18 M      $   71.24    $   67.71    $   73.60       $   61.84      $   45.48

                                   Att. I - 6

                                                            CC: DR. H. HOLLANDER
MAY 22 2002                                                     C. COUGHLIN

                                                ILLinois Department [ILLEGIBLE]

     [LOGO]                                     201 South Grand Avenue East
                                                Springfield, Illinois 62763-0001

GEORGE H. RYAN, GOVERNOR                        TELEPHONE: (217) 782-1200
JACKIE GARNER, DIRECTOR                         TTY: (800) 526-5812

May 15, 2002

John Blank, M.D.
President and CEO
Harmony Health Plan
125 South Wacker Drive, Suite 2900
Chicago, Illinois 60606

Dear Dr. Blank:

Enclosed for your files is one original signature copy of the amendment to the Contract for Furnishing Health Services which permits the State to continue paying the capitation for the MAG category of assistance when a participant switches to the MANG category of Assistance. The effective date of this amendment is March 11, 2002.

Sincerely,

/s/ Nelly Ryan

Nelly Ryan, Deputy Administrator
Division of Medical Programs

Enclosure

cc: Gary Fitzgerald, Director of Government Programs and Compliance

E-Mail: dpawebmaster@state.il.us           Internet: http://www.state.il.us/dpa/

                                                            CC: DR. H. HOLLANDER
MAY 22 2002                                                     C. COUGHLIN

                                                ILLinois Department [ILLEGIBLE]

     [ILLINOIS DEPARTMENT LOGO]                 201 South Grand Avenue East
                                                Springfield, Illinois 62763-0001

GEORGE H. RYAN, GOVERNOR                        TELEPHONE: (217) 782-1200
JACKIE GARNER, DIRECTOR                         TTY: (800) 526-5812

May 15, 2002

John Blank, M.D.
President and CEO
Harmony Health Plan
125 South Wacker Drive, Suite 2900
Chicago, Illinois 60606

Dear Dr. Blank:

Enclosed for your files is one original signature copy of the amendment to the Contract for Furnishing Health Services which permits the State to continue paying the capitation for the MAG category of assistance when a participant switches to the MANG category of Assistance. The effective date of this amendment is March 1, 2002.

Sincerely,

/s/ Nelly Ryan

Nelly Ryan, Deputy Administrator
Division of Medical Programs

Enclosure

cc: Gary Fitzgerald, Director of Government Programs and Compliance

E-Mail: dpawebmaster@state.il.us           Internet: http://www.state.il.us/dpa/

                                STATE OF ILLINOIS

                                AMENDMENT NO. 4
                                     TO THE
                     CONTRACT FOR FURNISHING HEALTH SERVICES
                                      BY A
                         HEALTH MAINTENANCE ORGANIZATION
                                2001-24-006-KA4

WHEREAS, the ILLINOIS DEPARTMENT OF PUBLIC AID, ("Department") and HARMONY HEALTH PLAN OF ILLINOIS, INC. ("Contractor") entered into a Contract for Furnishing Health Services by a Health Maintenance Organization, effective April 1, 2000; and

WHEREAS, the parties to the Contract have previously amended the Contract pursuant to Article 9, Section 9.9 (a), and desire to further amend the Contract;

NOW THEREFORE, the Contract between the parties as previously amended, is hereby further amended as follows, effective March 1, 2002:

4. SECTION 7.1, PAYMENT RATES, is amended by deleting the language of subsection (a) in its entirety, and replacing it with the following:

      7.1   Payment Rates

            (a) Except as stated in 7.1 (a) (1) and 7.1 (a)(2), the Department will pay the Contractor on a Capitation basis, based on the eligibility classification, age and gender categories of the Beneficiary as shown on the applicable tables in Attachment I, a sum equal to the product of the approved Capitation rate and the number of Beneficiaries enrolled in that category as of the first day of that month.

                  1. An individual who is a MAG Beneficiary of an MCO under contract with the Department at any time on or after June 1, 2001, who remains continuously eligible for Medical Assistance, and whose eligibility classification is changed by the Department but who remains an Eligible Enrollee, shall continue to be considered a MAG Beneficiary for the purposes of Capitation.

                  2. If an individual in a Case is considered a MAG Beneficiary for purpose of Capitation under any MCO under contract with the Department, any other Beneficiary in the Case shall be considered a MAG Beneficiary for purpose of Capitation.

All other terms and conditions of the Contract, as previously amended, shall remain in full force and effect, unchanged except as amended hereby.

IN WITNESS WHEREOF, the Department and Contractor hereby duly execute and deliver this Amendment Number 3, effective March 1, 2002.

ILLINOIS DEPARTMENT OF PUBLIC AID          HARMONY HEALTH PLAN OF ILLINOIS, INC.

By:    /s/ [ILLEGIBLE]                     By:    /s/ John P. Blank
       -----------------------------              ----------------------------
                                                         John P. Blank
                                                  ----------------------------
                                                         Printed Name

Title:       Director                      Title:           CEO

Date:        4/29/02                       Date:           4/1/02

                                           FEIN:        36-405 0495

                                                 CC:
                                                 HENRY H., CAROL C., KATHLEEN B.

                                                 ILLinois Department [ILLEGIBLE]

     [ILLINOIS DEPARTMENT LOGO]                 201 South Grand Avenue East
                                                Springfield, Illinois 62763-0001

GEORGE H. RYAN, GOVERNOR                        TELEPHONE: (217) 782-1200
JACKIE GARNER, DIRECTOR                         TTY: (800) 526-5812

August 22, 2002

John Blank, M.D.
President and CEO
Harmony Health Plan
125 South Wacker Drive, Suite 2900
Chicago, Illinois 60606

Dear Dr. Blank:

Enclosed for your files is one original signature copy of the amendment to the Contract for Furnishing Health Services which reflects a 1.5% rate reduction, effective July 1, 2002.

Sincerely,

/s/ Nelly Ryan

Nelly Ryan, Deputy Administrator
Division of Medical Programs

Enclosure

cc: Gary Fitzgerald, Director of Government Programs and Compliance

E-Mail: dpawebmaster@state.il.us           Internet: http://www.state.il.us/dpa/

                                STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

                             AMENDMENT NO. 5 TO THE
                    CONTRACT FOR FURNISHING HEALTH SERVICES
                                      BY A
                         HEALTH MAINTENANCE ORGANIZATION
                                 2001-24-006-KA5

WHEREAS, the parties to the Contract for Furnishing Health Services by a Health Maintenance Organization ("CONTRACT"), the ILLINOIS DEPARTMENT OF PUBLIC AID, 201 South Grand Avenue East, Springfield, Illinois 62763-0001 (herein referred to as "Department"), acting by and through its Director, and HARMONY HEALTH PLAN OF ILLINOIS, INC, (hereinafter referred to as "Contractor"), desire to amend the CONTRACT; and

WHEREAS, pursuant to Article 9, Section 9.9 (a) of the CONTRACT, the CONTRACT may be modified or amended by the mutual consent of the parties; and

WHEREAS, pursuant to Article 9, Section 9.9 (c) of the CONTRACT, the CONTRACT must be amended if and when required to comply with federal or state laws or regulations and the Department has determined that the Contract must be amended in order to insert the Non-Delinquency Certification clause required by 30 ILCS 500/50-11;

NOW THEREFORE, the CONTRACT shall be amended as follows:

      1. Third Amended Attachment I shall be deleted and replaced by the attached Fourth Amended Attachment I. Each reference to Attachment I, First Amended Attachment I or Second Amended Attachment I in the CONTRACT shall be deemed to refer to Fourth Amended Attachment I.

      2. Article 9 is amended by inserting a new section 9.43, Non-Delinquency Certification, to read as follows:

            9.43  NON-DELINQUENCY CERTIFICATION

            Contractor certifies that Contractor is not delinquent in the payment of any debt to the State and, therefore, is not barred from being awarded a contract under 30 ILCS 500/50-11. Contractor acknowledges that the Department may declare the contract void if this certification is false, or if Contractor is determined to be delinquent in the payment of any debt to the State during the term of the contract.

      All other terms and conditions of the CONTRACT shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have hereunto caused this agreement to amend the CONTRACT to be executed by their duly authorized representatives, effective July 1, 2002.

DEPARTMENT OF PUBLIC AID                    Harmony Health Plan of Illinois, Inc

 By: /s/  Jackie Garner                     By: /s/ John Blank
     -------------------                        ---------------------------
       Jackie Garner
                                            Printed Name: John Blank

Title:  Director                            Title:    CEO

Date:   8-18-02                             Date:     7/8/02

                                            FEIN:
                                                 __________________________

                          FOURTH AMENDED ATTACHMENT I

                                  RATE SHEETS

(a)   Contractor Name:       Harmony Health Plan of Illinois,  Inc

      Address:               125 South Wacker Drive
                             Suite 2900
                             Chicago, IL 60606-4402

(b)   Contracting Area(s) Covered by the Contractor and Enrollment Limit:

Contracting Area                       Enrollment Limit
   Region III                                25,000
   Region IV                                100,000

(C)   Total Enrolment Limit for all Contracting Areas: 125,000

(d)   Threshold Review Levels:

                   Region III    20,000
                   Region IV     80,000

                                   Att. I - 1

(e) Standard Capitation Rates for MAG Beneficiaries for each Region for April 1, 2000 through June 30, 2000:

             Region I   Region II   Region III   Region IV   Region V
              (N.W.     (Central    (Southern      (Cook     (Collar
            Illinois)   Illinois)   Illinois)     County     Counties)
Age/Gender    PMPM        PMPM         PMPM        PMPM        PMPM
----------    ----        ----         ----        ----        ----
  0-2 F     $  214.19   $  149.47   $   206.08  $   254.29  $   181.15
  0-2 M     $  242.48   $  183.18   $   263.92  $   300.07  $   183.68
 3-13 F     $   39.63   $   41.98   $    47.02  $    40.55  $    32.21
 3-13 M     $   47.40   $   52.61   $    55.95  $    49.60  $    40.28
 14-20 F    $  209.65   $  181.58   $   204.84  $   169.14  $   167.32
 14-20 M    $   74.37   $   70.44   $    75.51  $    69.46  $    46.99
 21-44 F    $  201.77   $  186.87   $   206.99  $    20.22  $   181.66
 21-44 M    $  100.41   $  111.11   $   132.34  $   148.11  $   102.05
  45+ F     $  324.75   $  292.50   $   269.83  $   245.81  $   236.39
  45+ M     $  195.92   $  304.26   $   291.83  $   221.72  $   177.78

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for MAG Beneficiaries for each Region for July 1, 2000 through December 31, 2001:

            Region I    Region II   Region III  Region IV   Region V
              (N.W.     (Central    (Southern     (Cook       (Collar
            Illinois)   Illinois)   Illinois)    County)    Counties)
Age/Gender    PMPM        PMPM        PMPM         PMPM        PMPM
----------    ----        ----        ----         ----        ----
   0-2 F    $  218.47   $  152.46   $   210.20  $   259.38  $   184.77
   0-2 M    $  247.33   $  186.84   $   269.20  $   306.07  $   187.35
  3-13 F    $   40.42   $   42.82   $    47.96  $    41.36  $    32.85
  3-13 M    $   48.35   $   53.66   $    57.07  $    50.59  $    41.09
 14-20 F    $  213.84   $  185.21   $   208.94  $   172.52  $   170.67
 14-20 M    $   75.86   $   71.85   $    77.02  $    64.73  $    47.93
 21-44 F    $  205.81   $  190.61   $   211.13  $   207.28  $   185.29
 21-44 M    $  102.42   $  113.33   $   134.99  $   151.07  $   104.09
   45+ F    $  331.25   $  298.35   $   275.23  $   250.73  $   241.12
   45+ M    $  199.84   $  310.35   $   297.67  $   226.15  $   181.34

Certified Local Health Department add-on: To be determined.

                                   Att. I - 2

Standard Capitation Rates for MAG Beneficiaries for each Region for January 1, 2002 through June 30, 2002:

            Region I    Region II   Region III  Region IV   Region V
              (N.W.     (Central    (Southern     (Cook      (Collar
            Illinois)   Illinois)   Illinois)    County)    Counties)
Age/Gender    PMPM        PMPM         PMPM       PMPM        PMPM
----------    ----        ----         ----       ----        ----
  0-2 F     $  208.64   $  145.60   $   200.74  $  247.71   $  176.46
  0-2 M     $  236.20   $  178.43   $   257.09  $  292.30   $  178.92
 3-13 F     $   38.60   $   40.89   $    45.80  $   39.50   $   31.37
 3-13 M     $   46.17   $   51.25   $    54.50  $   48.31   $   39.24
 14-20 F    $  204.22   $  176.88   $   199.54  $  164.76   $  162.99
 14-20 M    $   72.45   $   68.62   $    73.55  $   61.82   $   45.77
 21-44 F    $  196.55   $  182.03   $   201.63  $  197.95   $  176.95
 21-44 M    $   97.81   $  108.23   $   128.92  $  144.27   $   99.41
  45+ F     $  316.34   $  284.92   $   262.84  $  239.45   $  230.27
  45+ M     $  190.85   $  296.38   $   284.27  $  215.97   $  173.18

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for MAG Beneficiaries for each Region beginning July 1, 2002:

             Region I   Region II   Region III  Region IV   Region V
              (N.W.     (Central     (Southern    (Cook     (Collar
            Illinois)   Illinois)   Illinois)    County)    Counties)
Age/Gender    PMPM        PMPM         PMPM       PMPM        PMPM
----------    ----        ----         ----       ----        ----
  0-2 F     $  205.51   $  143.42   $   197.73  $  243.99   $  173.81
  0-2 M     $  232.66   $  175.75   $   253.23  $  287.92   $  176.24
 3-13 F     $   38.02   $   40.28   $    45.11  $   38.91   $   30.90
 3-13 M     $   45.48   $   50.48   $    53.68  $   47.59   $   38.65
 14-20 F    $  201.16   $  174.23   $   196.55  $  162.29   $  160.55
 14-20 M    $   71.36   $   67.59   $    72.45  $   60.89   $   45.08
 21-44 F    $  193.60   $  179.30   $   198.61  $  194.98   $  174.30
 21-44 M    $   96.34   $  106.61   $   126.99  $  142.11   $   97.92
  45+ F     $  311.59   $  280.65   $   258.90  $  235.86   $  226.82
  45+ M     $  187.99   $  291.93   $   280.01  $  212.73   $  170.58

Certified Local Health Department add-on: To be determined.

                                   Att. I - 3

(f) Standard Capitation Rates for MANG Beneficiaries for each Region for April 1, 2000 through June 30, 2000:

             Region I   Region II   Region III  Region IV   Region V
              (N.W.     (Central    (Southern     (Cook      (Collar
            Illinois)   Illinois)   Illinois)    County)    Counties)
Age/Gender    PMPM        PMPM         PMPM       PMPM        PMPM
----------    ----        ----         ----       ----        ----
  0-2 F     $  277.63   $  270.73   $   276.42  $  221.95   $  175.33
  0-2 M     $  337.39   $  320.77   $   236.83  $  259.94   $  203.36
 3-13 F     $   46.02   $   44.62   $    52.51  $   43.55   $   39.42
 3-13 M     $   58.45   $   63.44   $    67.51  $   55.10   $   51.37
14-20 F     $  260.15   $  234.40   $   246.15  $  238.15   $  260.81
14-20 M     $   79.62   $  119.09   $   121.82  $   82.31   $  181.38
21-44 F     $  245.64   $  245.87   $   226.89  $  266.25   $  244.39
21-44 M     $  145.22   $  107.80   $   103.83  $   98.85   $  119.40
  45+ F     $  279.44   $  329.92   $   300.30  $  255.70   $  270.54
  45+ M     $  340.30   $  205.30   $   239.31  $  247.28   $  292.90

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for MANG Beneficiaries for each Region for July 1, 2000 through December 31, 2001:

             Region I   Region II   Region III  Region IV   Region V
              (N.W.     (Central    (Southern     (Cook      (Collar
            Illinois)   Illinois)   Illinois)    County)    Counties)
Age/Gender     PMPM        PMPM       PMPM        PMPM        PMPM
----------     ----        ----       ----        ----        ----
  0-2 F     $  283.18   $  276.14   $   281.95  $  226.39   $  178.84
  0-2 M     $  344.14   $  327.19   $   241.57  $  265.14   $  207.43
 3-13 F     $   46.94   $   45.51   $    53.56  $   44.42   $   40.21
 3-13 M     $   59.62   $   64.71   $    68.86  $   56.20   $   52.40
 14-20F     $  265.35   $  239.09   $   251.07  $  242.91   $  266.03
 14-20 M    $   81.21   $  121.47   $   124.26  $   83.96   $  185.01
 21-44 F    $  250.55   $  250.79   $   231.43  $  271.58   $  249.28
 21-44M     $  148.12   $  109.96   $   105.91  $  100.83   $  121.79
  45+ F     $  285.03   $  336.52   $   306.31  $  260.81   $  275.95
  45+ M     $  347.11   $  209.41   $   244.10  $  252.23   $  298.76

Certified Local Health Department add-on: To be determined.

                                   Att. I - 4

Standard Capitation Rates for MANG Beneficiaries for each Region for January 1, 2002 through June 30, 2002:

             Region I   Region II   Region III  Region IV    Region V
              (N.W.      (Central    (Southern    (Cook      (Collar
            Illinois)   Illinois)    Illinois)   County)    Counties)
Age/Gender     PMPM        PMPM        PMPM       PMPM         PMPM
----------     ----        ----        ----       ----         ----
  0-2 F     $  270.44   $  263.71   $   269.26  $  216.20   $  170.79
  0-2 M     $  328.65   $  312.47   $   230.70  $  253.21   $  198.10
 3-13 F     $   44.83   $   43.46   $    51.15  $   42.42   $   38.40
 3-13 M     $   56.94   $   61.80   $    65.76  $   53.67   $   50.04
 14-20 F    $  253.41   $  228.33   $   239.77  $  231.98   $  254.06
 14-20 M    $   77.56   $  116.00   $   118.67  $   80.18   $  176.68
 21-44 F    $  239.28   $  239.50   $   221.02  $  259.36   $  238.06
 21-44 M    $  141.45   $  105.01   $   101.14  $   96.29   $  116.31
  45+ F     $  272.20   $  321.38   $   292.53  $  249.07   $  263.53
  45+ M     $  331.49   $  199.99   $   233.12  $  240.88   $  285.32

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for MANG Beneficiaries for each Region beginning July 1, 2002:

             Region I   Region II   Region III  Region IV    Region V
              (N.W.      (Central    (Southern    (Cook      (Collar
            Illinois)   Illinois)    Illinois)   County)    Counties)
Age/Gender     PMPM        PMPM        PMPM       PMPM         PMPM
----------     ----        ----        ----       ----         ----
  0-2 F     $  266.38   $  259.75   $   265.22  $  212.96   $  168.23
  0-2 M     $  323.72   $  307.78   $   227.24  $  249.41   $  195.13
 3-13 F     $   44.16   $   42.81   $    50.38  $   41.78   $   37.82
 3-13 M     $   56.09   $   60.87   $    64.77  $   52.86   $   49.29
 14-20 F    $  249.61   $  224.91   $   236.17  $  228.50   $  250.25
 14-20 M    $   76.40   $  114.26   $   116.89  $   78.98   $  174.03
 21-44 F    $  235.69   $  235.91   $   217.70  $  255.47   $  234.49
 21-44 M    $  139.33   $  103.43   $    99.62  $   94.85   $  114.57
  45+ F     $  268.12   $  316.56   $   288.14  $  245.33   $  259.58
  45+ M     $  326.52   $  196.99   $   229.62  $  237.27   $  281.04

Certified Local Health Department add-on: To be determined.

                                   Att. I - 5

(g) Standard Capitation Rates for KidCare Participants for each Region for April 1, 2000 through June 30, 2000:

             Region I   Region II   Region III  Region IV    Region V
              (N.W.      (Central    (Southern    (Cook      (Collar
            Illinois)   Illinois)    Illinois)   County)    Counties)
Age/Gender     PMPM        PMPM        PMPM       PMPM         PMPM
----------     ----        ----        ----       ----         ----
  1-2 F     $   66.34   $   67.54   $    73.13  $   74.63   $   60.58
  1-2 M     $   92.26   $   75.87   $    96.90  $   86.82   $   73.08
 3-13 F     $   39.25   $   41.38   $    46.47  $   40.71   $   32.31
 3-13 M     $   47.00   $   51.79   $    55.68  $   49.87   $   40.63
14-18 F     $   87.57   $   85.98   $    99.19  $   77.53   $   73.22
14-18 M     $   73.14   $   69.51   $    75.56  $   63.48   $   46.69

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for KidCare Participants for each Region for July 1, 2000 through December 31, 2001:

             Region I   Region II   Region III  Region IV    Region V
              (N.W.      (Central    (Southern    (Cook      (Collar
            Illinois)   Illinois)    Illinois)   County)    Counties)
Age/Gender     PMPM        PMPM        PMPM       PMPM         PMPM
----------     ----        ----        ----       ----         ----
  1-2 F     $   67.67   $   68.89   $  74.59    $   76.12   $   61.79
  1-2 M     $   94.11   $   77.39   $  98.84    $   88.56   $   74.54
 3-13 F     $   40.04   $   42.21   $  47.40    $   41.52   $   32.96
 3-13 M     $   47.94   $   52.83   $  56.79    $   50.87   $   41.44
14-18 F     $   89.32   $   87.70   $ 101.17    $   79.08   $   74.68
14-18 M     $   74.60   $   70.90   $  77.07    $   64.75   $   47.62

Certified Local Health Department add-on: To be determined.

                                   Att. I - 6

Standard Capitation Rates for KidCare Participants for each Region for January 1, 2002 through June 30, 2002:

             Region I   Region II   Region III  Region IV    Region V
              (N.W.      (Central    (Southern    (Cook      (Collar
            Illinois)   Illinois)    Illinois)   County)    Counties)
Age/Gender     PMPM        PMPM        PMPM       PMPM         PMPM
----------     ----        ----        ----       ----         ----
  1-2 F     $   64.62   $   65.79   $    71.23  $   72.69   $   59.01
  1-2 M     $   89.88   $   73.91   $    94.39  $   84.57   $   71.19
 3-13 F     $   38.24   $   40.31   $    45.27  $   39.65   $   31.48
 3-13 M     $   45.78   $   50.45   $    54.23  $   48.58   $   39.58
14-18 F     $   85.30   $   83.75   $    96.62  $   75.52   $   71.32
14-18 M     $   71.24   $   67.71   $    73.60  $   61.84   $   45.48

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for KidCare Participants for each Region beginning July 1, 2002:

             Region I   Region II   Region III  Region IV    Region V
              (N.W.      (Central    (Southern    (Cook      (Collar
            Illinois)   Illinois)    Illinois)   County)    Counties)
Age/Gender     PMPM        PMPM        PMPM       PMPM         PMPM
----------     ----        ----        ----       ----         ----
  1-2 F     $   63.65   $   64.80   $    70.16  $   71.60   $   58.12
  1-2 M     $   88.53   $   72.80   $    92.97  $   83.30   $   70.12
 3-13 F     $   37.67   $   39.71   $    44.59  $   39.06   $   31.01
 3-13 M     $   45.09   $   49.69   $    53.42  $   47.85   $   38.99
14-18 F     $   84.02   $   82.49   $    95.17  $   74.39   $   70.25
14-18 M     $   70.17   $   66.69   $    72.50  $   60.91   $   44.80

Certified Local Health Department add-on: To be determined.

                                   Att. I - 7

JAN 10 2003

    [ILLINOIS DEPARTMETN LOGO]                 Illinois Department of Public Aid
   ROD R. BLAGOJEVICH, GOVERNOR
A. GEORGE HOVANEC, ACTING DIRECTOR             201 South Grand Avenue East
                                               Springfield, Illinois 62763-0001

                                               TELEPHONE: (217) 524-7478
                                               TTY: (800) 526-5812

February 4, 2003

John Blank, M.D.
President and Chief Executive Officer
Harmony Health Plan
125 South Wacker Drive, Suite 2600
Chicago, Illinois 60606

Dear Dr. Blank:

Attached for your files is one original signature copy of Amendment Number 6 to Harmony Health Plan's contract with the Department. This amendment reflects the extension of the Contract term through June 30,2003.

Sincerely,

/s/ Kelly Carter
------------------------------
Kelly Carter, Chief
Bureau of Contract Management

cc: Gary Fitzgerald, Director-Government Programs and Compliance (w/o attachment)

Attachment: 1

E-Mail: dpawebmaster@state.il.us           Internet: http://www.state.il.us/dpa/

                               STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

                             AMENDMENT NO. 6 TO THE
                    CONTRACT FOR FURNISHING HEALTH SERVICES
                                      BY A
                        HEALTH MAINTENANCE ORGANIZATION
                                2001-24-006-KA6

WHEREAS, the parties to the Contract for Furnishing Health Services by a Health Maintenance Organization ("CONTRACT"), the ILLINOIS DEPARTMENT OF PUBLIC AID, 201 South Grand Avenue East, Springfield, Illinois 62763-0001 (herein referred to as "Department"), acting by and through its Director, and HARMONY HEALTH PLAN OF ILLINOIS, INC., (hereinafter referred to as "Contractor"), desire to amend the CONTRACT; and

WHEREAS, pursuant to Article 9, Section 9.9(a) of the CONTRACT, the CONTRACT may be modified or amended by the mutual consent of the parties;

NOW THEREFORE, the CONTRACT shall be amended as follows:

1.    Article 8 is amended by adding the following language to the end of section 8.1, Term:

            "Notwithstanding the aforementioned language, this contract shall remain in effect through June 30, 2003."

      All other terms and conditions of the CONTRACT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereunto caused this agreement to amend the CONTRACT to be executed by their duly authorized representatives, effective upon execution by the Department.

DEPARTMENT OF PUBLIC AID                        HARMONY HEALTH PLAN OF
                                                ILLINOIS, INC.

By: /s/ [ILLEGIBLE]                             By: /s/ John Blank
    -----------------                               ---------------------
                                                Printed Name: John Blank

Title: Acting Director                          Title: CEO

Date: 1-3-03                                    Date:12/30/02

                                                FEIN:
                                                     --------------------

APR 24 2003

     [ILLINOIS DEPARTMENT LOGO]                Illinois Department of Public Aid
    ROD R. BLAGOJEVICH, GOVERNOR
      BARRY S. MARAM, DIRECTOR                 201 South Grand Avenue East
                                               Springfield, Illinois 62763-0001

                                               TELEPHONE: (217) 524-7478
                                               TTY: (800) 526-5812

April 17,2003

John Blank, M.D.
President and CEO
Harmony Health Plan
125 South Wacker Drive, Suite 2600
Chicago, Illinois 60606

Dear Dr. Blank:

Enclosed for your files is one original signature copy of Amendment No. 7 to the contract between IDPA and Harmony Health Plan. This amendment reflects language necessary to comply with the terms and rules promulgated under the Federal Health Insurance Portability and Accountability Act.

Sincerely,

/s/ Kelly Carter
-----------------------------
Kelly Carter, Chief
Bureau of Contract Management

cc: Gary Fitzgerald (without enclosure)

E-MAIL: dpawebmaster@mail.idpa.state.il.us INTERNET: http://www.state.il.us/dpa/

                                STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

                               AMENDMENT 7 TO THE
                     CONTRACT FOR FURNISHING HEALTH SERVICES
                      BY A HEALTH MAINTENANCE ORGANIZATION

                                2001-24-006-KA7

WHEREAS, the State of Illinois acting by and through the ILLINOIS DEPARTMENT OF PUBLIC AID, 201 South Grand Avenue East, Springfield, Illinois 62763-0001, hereinafter referred to as Department, and HARMONY HEALTH PLAN, hereinafter referred to as Contractor, parties to the Contract for Furnishing Health Services by a Health Maintenance Organization, as amended (Contract), effective April 1, 2000, desire to amend the Contract; and

WHEREAS, pursuant to section 9.9.(a) of the Contract, the Contract may be modified or amended by the written consent of the parties; and

WHEREAS, pursuant to Section 9.9(c) of the Contract, the Contract shall be amended if the Department determines the amendment is necessary to remain in compliance with State or federal law or regulation; and

WHEREAS, the Department has determined that such an amendment is necessary to comply with the terms of rules promulgated under the federal Health Insurance Portability and Accountability Act (HIPAA);

NOW THEREFORE, the Contract shall be amended by adding the language set forth herein to the Contract:

1.    Article I, Definitions:

            HIPAA means the federal Health Insurance Portability and Accountability Act, Public Law 104-191.

            INDIVIDUAL, as used in Section 5.3(q) and Attachment V, shall have the same meaning as the term "individual" in 45 CFR Section 164.501 and shall include a Participant as defined in this Contract, and a person who qualifies as a personal representative in accordance with 45 CFR section 164.502(g).

            PROTECTED HEALTH INFORMATION shall have the same meaning as the term "protected health information" in 45 CFR Section 164.501, limited to the

Contract for Furnishing Health Services by a Health Maintenance Organization 2001-24-006-KA6
            information created or received by the Contractor from or on behalf of the Department.

2.    Section 5.3(q):

            HIPAA Marketing Requirements. Notwithstanding the above, the definition of Marketing shall apply to all marketing performed under this Contract, and the Contractor is subject to the following authorization requirement.

            (1) Definition. Marketing is any communication by the Contractor about a product or service that encourages the individual to purchase or use the product or service, unless the communication is limited to:

                  (a) a description of health-related products or services (or payment for such products or services) that are provided by or included in a plan of benefits of the Department or Contractor pursuant to this Contract, including communications regarding the entities participating in a health care provider network or health plan network, replacement of or enhancements to a health plan, and health-related products or services available only to an enrollee that add value to but are not part of the plan of benefits;

                  (b)   communications for treatment of the individual; or

                  (c) communications for case management or care coordination for the individual or to direct or recommend alternative treatments, therapies, health care providers, or settings of care to the individual.

            (2)   Authorization.

                  (a) Contractor must obtain an authorization for any use or disclosure of protected health information for marketing, except if the communication is in the form of: face to face communication made by the Contractor to the individual, or a promotional gift of nominal value provided by the Contractor.

                  (b) If the marketing involves direct or indirect remuneration to the Contractor from a third party, the authorization shall state that such remuneration is involved.

Contract for Furnishing Health Services by a Health Maintenance Organization 2001-24-006-KA6

3.    Section 5.23:

            HIPAA Compliance. Contractor shall comply with the terms of Sections B and C of the HIPAA Compliance Obligations set forth in Attachment V.

4.    Section 6.6:

            HIPAA Compliance. The Department shall comply with the terms of Section D of the HIPAA Compliance Obligations set forth in Attachment V.

5.    Section 8.6:

            Termination for Breach of HIPAA Compliance Obligations. Upon the Department's learning of a material breach of the terms of the HIPAA Compliance Obligations, set forth in Attachment V, incorporated by reference and made a part hereof, the Department shall:

            (1) provide Contractor with an opportunity to cure the breach or end the violation, and terminate this Contract if Contractor does not cure the breach or end the violation within the time specified by the Department; or

            (2) immediately terminate this Contract if Contractor has breached a material term of the HIPAA Compliance Obligations and cure is not possible; or

            (3) report the violation to the Secretary of the U.S. Department of Health and Human Services, if neither termination nor cure by Contractor is feasible.

6.    Attachment V, which is attached to this Amendment.

FURTHER, the Contract shall be amended by replacing Section 9.1 in its entirety with the following language:

      Section 9.1. Records Retention, Audits, and Reviews.

            The Contractor shall maintain all business, professional and other records in accordance with 45 CFR Part 74 and the specific terms and conditions of this Contract and pursuant to generally accepted accounting and medical practice. The Contractor shall maintain, for a minimum of six
      (6) years after completion of the Contract and after final payment is made under the Contract, adequate books, records, and supporting documents to verify the amounts, recipients, and

Contract for Furnishing Health Services by a Health Maintenance Organization 2001-24-006-KA6
uses of all disbursements of funds passing in conjunction with the Contract. If an audit, litigation or other action involving the records is started before the end of the six (6) year period, the records must be retained until all issues arising out of the action are resolved.

      The Contract and all books, records, and supporting documents related to the Contract shall be made available, at no charge, in Illinois, by the Contractor for review and audit by the Department, the Auditor General or other Authorized Persons. The Contractor agrees to cooperate fully with any audit conducted by the Department, the Auditor General or other Authorized Persons and to provide full access in Illinois to all relevant materials.

      Failure to maintain the books records, and supporting documents required by this Section shall establish a presumption in favor of the State for the recovery of any funds paid by the State under the Contract for which adequate books, records, and supporting documentation are not available, in Illinois, to support their purported disbursement.

      The Contractor shall provide any information necessary to disclose the nature and extent of all expenditures made under this Contract. Such information must be sufficient to fully disclose all compensation of Marketing personnel pursuant to Article V, Section 5.3(g). The Department, the Auditor General or other Authorized Persons may inspect and audit any financial records of the Contractor or its subcontractors relating to the Contractor's capacity to bear the risk of financial losses.

      The Department, the Auditor General or other Authorized Persons may also evaluate, through inspection or other means, the quality, appropriateness, and timeliness of services performed under this Contract.

      The Department shall perform quality assurance reviews to determine whether the Contractor is providing quality and accessible health care to Beneficiaries under this Contract. The reviews may include, but are not limited to, a sample review of medical records of Beneficiaries, Beneficiary surveys and examination by consultants. The specific points of quality assurance which will be reviewed include, but are not limited to:

      (1)   legibility of records

      (2)   completeness of records

      (3)   peer review and quality control

      (4)   utilization review

      (5)   availability, timeliness, and accessibility of care

      (6)   continuity of care

      (7)   utilization reporting

Contract for Furnishing Health Services by a Health Maintenance Organization 2001-24-006-KA6

            (8)   use of services

            (9)   quality and outcomes of medical care

            The Department shall provide for an annual (as appropriate) external independent review of the above that is conducted by a qualified independent entity.

            The Department shall adjust future payments or final payments if the findings of a Department audit indicate underpayments or overpayments to the Contractor. If no payments are due and owing to the Contractor, the Contractor shall immediately refund all amounts which may be due the Department.

All other Contract terms and conditions shall remain in effect, except that in the event this Amendment conflicts with the Contract, the terms of this Amendment shall take precedence.

The effective date of this Amendment shall be the date it is fully executed by the parties.

IN WITNESS WHEREOF, the Department and the Contractor have hereby caused this Amendment to be executed on the dates shown below by their duly authorized representatives.

HARMONY HEALTH PLAN                                     STATE OF ILLINOIS
                                                        DEPARTMENT OF PUBLIC AID

By: /s/ John Blank                                      By: /s/ Barry S. Maram
    --------------------                                    --------------------
                                                            Barry S. Maram
Title: CEO                                                  Director

Date:  3/3/03                                           Date: 4-10-03

FEIN: _____________________

Contract for Furnishing Health Services by a Health Maintenance Organization 2001-24-006-KA6

ATTACHMENT V
HIPAA COMPLIANCE OBLIGATIONS

A.    Definitions.

      (1) "Designated Record Set" shall have the same meaning as the term "designated record set" in 45 CFR section 164.501.

      (2) "HIPAA" means the federal Health Insurance Portability and Accountability Act, Public Law 104-191.

      (3) "Individual" shall have the same meaning as the term "individual" in 45 CFR Section 164.501 and shall include a Participant as defined in this Contract, and a person who qualifies as a personal representative in accordance with 45 CFR section 164.502(g).

      (4) "PHI" means Protected Health Information, which shall have the same meaning as the term "protected health information" in 45 CFR section 164.501, limited to the information created or received by the Contractor from or on behalf of the Department.

      (5) "Privacy Rule" shall mean the Standards for Privacy of Individually Identifiable Health Information at 45 CFR Part 160 and 45 CFR Part 164 subparts A and E.

      (6) "Required by law" shall have the same meaning as the term "required by law" in 45 CFR section 164.501.

B.    Contractor's Permitted Uses and Disclosures.

      (1) Except as otherwise limited by this Contract, Contractor may use or disclose PHI to perform functions, activities, of services for, or on behalf of, the Department as specified in this Contract, provided that such use or disclosure would not violate the Privacy Rule if done by the Department.

      (2) Except as otherwise limited by this Contract, Contractor may use PHI for the proper management and administration of Contractor or to carry out the legal responsibilities of Contractor.

      (3) Except as otherwise limited by this Contract, Contractor may disclose PHI for the proper management and administration of Contractor, provided that the disclosures are required by law, or Contractor obtains reasonable assurances from the person to whom the PHI is disclosed that the PHI will remain confidential and used or further disclosed only as required by law or for the purpose for which it was disclosed to the person. Contractor shall require the person to whom the PHI was disclosed to notify Contractor of any instances of which the person is aware in which the confidentiality of the PHI has been breached;

      (4) Except as otherwise limited by this Contract, Contractor may use PHI to provide

Contract for Furnishing Health Services by a Health Maintenance Organization 2001-24-006-KA6
            data aggregation services to the Department as permitted by 45 CFR section 164.504(e)(2)(i)(B).

      (5) Contractor may use PHI to report violations of law to appropriate federal and state authorities, consistent with 45 CFR section 164.502(j)(1).

C.    Limitations on Contractor's Uses and Disclosures. Contractor shall:

      (1) Not use or further disclose PHI other than as permitted or required by the Contract or as required by law;

      (2) Use appropriate safeguards to prevent use or disclosure of PHI other than as provided for by this Contract;

      (3) Mitigate, to the extent practicable, any harmful effect that is known to the Contractor of a use or disclosure of PHI by Contractor in violation of the requirements of this Contract;

      (4) Report to the Department any use or disclosure of PHI not provided for by this Contract of which Contractor becomes aware;

      (5) Ensure that any agents, including a subcontractor, to whom the Contractor provides PHI received from the Department or created or received by Contractor on behalf of the Department, agree to the same restrictions and conditions that apply through this Contract to Contractor with respect to such information;

      (6) Provide access to PHI in a Designated Record Set to the Department or to another individual whom the Department names, in order to meet the requirements of 45 CFR section 64.524, at the Department's request, and in the time and manner specified by the Department;

      (7) Make available PHI in a Designated Record Set for amendment and to incorporate any amendments to PHI in a Designated Record Set that the Department directs or that Contractor agrees to pursuant to 45 CFR section 164.526 at the request of the Department or an individual, and in a time and manner specified by the Department;

      (8) Make Contractor's internal practices, books, and records, including policies and procedures and PHI, relating to the use and disclosure of PHI received from the Department or created or received by Contractor on behalf of the Department available to the Department and to the Secretary of Health and Human Services for purposes of determining the Department's compliance with the Privacy Rule;

      (9) Document disclosures of PHI and information related to disclosures of PHI as would be required for the Department to respond to a request by an individual for an accounting of disclosures of PHI in accordance with 45 CFR section 164.528;

      (10) Provide to the Department or to an individual, in a time and manner specified by the Department, information collected in accordance with the terms of this

Contract for Furnishing Health Services by a Health Maintenance Organization 2001-24-006-KA6

            Contract to permit the Department to respond to a request by an individual for an accounting of disclosures of PHI in accordance with 45 CFR section 164.528;

      (11) Return or destroy all PHI received from the Department or created or received by Contractor on behalf of the Department that the Contractor still maintains in any form, and to retain no copies of such PHI, upon termination of this Contract for any reason. If such return or destruction is not feasible, Contractor shall provide the Department with notice of such purposes that make return or destruction infeasible, and upon the parties' written agreement that return or destruction is infeasible, Contractor shall extend the protections of the Contract to the PHI and limit further uses and disclosures to those purposes that make the return or destruction of the PHI infeasible. This provision shall apply equally to PHI that is in the possession of Contractor and to PHI that is in the possession of subcontractors or agents of Contractor.

D.    Department Obligations. The Department shall:

      (1) Provide Contractor with the Department's Notice of Privacy Practices and notify Contractor of any changes to said Notice;

      (2) Notify Contractor of any changes in or revocation of permission by an individual to use or disclose PHI, to the extent that such changes may affect Contractor's permitted or required uses and disclosures of PHI;

      (3) Notify Contractor of any restriction to the use or disclosure of PHI that the Department had agreed to in accordance with 45 CFR section 164.522, to the extent that such restriction may affect Contractor's use or disclosure of PHI;

      (4) Not request that Contractor use or disclose PHI in any manner that would not be permissible under the Privacy Rule if done by the Department.

E. Interpretation. Any ambiguity in this Contract shall be resolved in favor of a meaning that permits the Department to comply with the Privacy Rule.

Contract for Furnishing Health Services by a Health Maintenance Organization 2001-24-006-KA6

            JUN 30 2003

    [ILLINOIS DEPARTMENT LOGO]                 Illinois Department of Public Aid
   ROD R. BLAGOJEVICH, GOVERNOR
     BARRY S. MARAM, DIRECTOR                  201 South Grand Avenue East
                                               Springfield, Illinois 62763-0001

                                               TELEPHONE: (217) 524-7478
                                               TTY: (800) 526-5812

June 23, 2003

John Blank, M.D.
President and CEO
Harmony Health Plan
125 South Wacker Drive, Suite 2600
Chicago, Illinois 60606

Dear Dr. Blank:

Enclosed for your files is one original signature copy of Amendment No. 8 between IDPA and Harmony Health Plan. This amendment extends the term of the contract through July 31, 2003.

Sincerely,

/s/ Kelly Carter
-----------------------------
Kelly Carter, Chief
Bureau of Contract Management

Enclosure: 1

cc: Gary Fitzgerald (without enclosure)

E-Mail: dpawebmaster@state.il.us           Internet: http://www.state.il.us/dpa/

                                STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

                             AMENDMENT NO. 8 TO THE
                    CONTRACT FOR FURNISHING HEALTH SERVICES
                                      BY A
                        HEALTH MAINTENANCE ORGANIZATION
                                 2001-24-006-KA8

WHEREAS, the parties to the Contract for Furnishing Health Services by a Health Maintenance Organization ("CONTRACT"), the ILLINOIS DEPARTMENT OF PUBLIC AID, 201 South Grand Avenue East, Springfield, Illinois 62763-0001 (herein referred to as "Department"), acting by and through its Director, and HARMONY HEALTH PLAN OF ILLINOIS, INC., (hereinafter referred to as "Contractor"), desire to amend the CONTRACT; and

WHEREAS, pursuant to Article 9, Section 9.9 (a) of the CONTRACT, the CONTRACT may be modified or amended by the mutual consent of the parties;

NOW THEREFORE, the CONTRACT shall be amended as follows:

1.    Article 8 is amended by adding the following language to the end of section 8.1, Term:

            "Notwithstanding the aforementioned language, this contract shall remain in effect through July 31, 2003."

      All other terms and conditions of the CONTRACT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereunto caused this agreement to amend the CONTRACT to be executed by their duly authorized representatives, effective upon execution by the Department.

DEPARTMENT OF PUBLIC AID                                HARMONY HEALTH PLAN OF
                                                        ILLINOIS, INC.

By: /s/ Barry S. Maram                                  By: /s/ John Blank
    ---------------------                                   -------------------

                                                        Printed Name: John Blank

Title: Director                                         Title: CEO

Date:  6/12/03                                          Date: 5/12/03

                                                        FEIN: 36-4050495

    [ILLINOIS DEPARTMENT LOGO]                 illinois Department of Public Aid
   ROD R. BLAGOJEVICH, GOVERNOR
     BARRY S. MARAM, DIRECTOR                  201 South Grand Avenue East
                                               Springfield, Illinois 62763-0001

                                               TELEPHONE: (217) 524-7478
                                               TTY: (800) 526-5812

September 23, 2003

John Blank, M.D.
President and CEO
Harmony Health Plan
125 South Wacker Drive, Suite 2600
Chicago, Illinois 60606

Dear Dr. Blank:

Enclosed for your files is one original signature copy of the Contract for Furnishing Health Services between IDPA and Harmony Health Plan which was effective August 1, 2003.

Sincerely,

/s/ Kelly Carter
-----------------------------
Kelly Carter, Chief
Bureau of Contract Management

Enclosure: 1

cc: Gary Fitzgerald (without enclosure)

E-Mail: dpawebmaster@state.il.us           Internet: http://www.state.il.us/dpa/

                                STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

                     CONTRACT FOR FURNISHING HEALTH SERVICES
                                      BY A
                            MANAGED CARE ORGANIZATION

                                 AUGUST 1, 2003

                        ILLINOIS DEPARTMENT OF PUBLIC AID
                          DIVISION OF MEDICAL PROGRAMS
                          BUREAU OF CONTRACT MANAGEMENT
                           201 SOUTH GRAND AVENUE EAST
                        SPRINGFIELD, ILLINOIS 62763-0001

                                 BARRY S. MARAM
                                    DIRECTOR

                        ANNE MARIE MURPHY, ADMINISTRATOR
                          DIVISION OF MEDICAL PROGRAMS

                               TABLE OF CONTENTS

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ARTICLE I   DEFINITIONS......................................................................         1
ARTICLE II  TERMS AND CONDITIONS.............................................................         8
    2.1  Specification.......................................................................         8
    2.2  Rules of Construction...............................................................         8
    2.3  Performance of Services and Duties..................................................         9
    2.4  Language Requirements...............................................................         9
         (a) Key Oral Contacts...............................................................         9
         (b) Written Material................................................................         9
         (c) Oral Interpretation.............................................................        10
    2.5  List of Individuals in Administrative Capacity......................................        10

    2.6  Certificate of Authority............................................................        10
    2.7  Obligation to Comply with other Laws................................................        10
    2.8  Provision of Covered Services Through Affiliated Providers..........................        10
ARTICLE III ELIGIBILITY......................................................................        11
    3.1  Determination of Eligibility........................................................        11
    3.2  Enrollment Generally................................................................        11
    3.3  Enrollment Limits...................................................................        11
    3.4  Expansion to Other Contracting Areas................................................        12
    3.5  Discontinuation of Services in One or More Contracting Area.........................        12
ARTICLE IV ENROLLMENT, COVERAGE AND TERMINATION OF COVERAGE..................................        13
    4.1  Enrollment Process..................................................................        13
    4.2  Initial Coverage....................................................................        14
    4.3  Period of Enrollment................................................................        15
    4.4  Termination of Coverage.............................................................        15
    4.5  Preexisting Conditions and Treatment................................................        17
    4.6  Continuity of Care..................................................................        17
    4.7  Change of Site and Primary Care Provider or Women's Health Care Provider............        19
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                               TABLE OF CONTENTS

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ARTICLE V DUTIES OF CONTRACTOR...............................................................        19
    5.1  Services............................................................................        19
         (a) Amount, Duration and Scope of Coverage..........................................        19
         (b) Enumerated Covered Services.....................................................        19
         (c) Behavioral Health Services......................................................        21
         (d) Services to Prevent Illness and Promote Health..................................        22
         (e) Exclusions from Covered Services................................................        22
         (f) Limitations on Covered  Services................................................        24
         (g) Right of Conscience.............................................................        24
         (h) Emergency Services..............................................................        24
         (i) Post-Stabilization Services.....................................................        25
         (j) Additional Services or Benefits.................................................        25
         (k) Telephone Access................................................................        25
         (l) Pharmacy Formulary..............................................................        26
    5.2  Marketing...........................................................................        27
    5.3  Inappropriate Activities............................................................        31
    5.4  Obligation to Provide Information...................................................        31
    5.5  Quality Assurance, Utilization Review and Peer Review...............................        33
    5.6  Physician Incentive Plan Regulations................................................        34
    5.7  Prohibited Affiliations.............................................................        34
    5.8  Records.............................................................................        35
         (a) Maintenance of Business Records.................................................        35
         (b) Availability of Business Records................................................        35
         (c) Patient Records.................................................................        35
    5.9  Computer System Requirements........................................................        36
    5.10 Regular Information Reporting Requirements..........................................        37
    5.11 Health Education....................................................................        43
    5.12 Required Minimum Standards of Care..................................................        44
         (a) EPSDT Services to Enrollees Under Twenty-One (21) Years.........................        44
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                                TABLE OF CONTENTS
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         (b) Preventive Medicine Schedule (Services to Enrollees Twenty-One (21) Years of
             Age and Over)...................................................................        44
         (c) Maternity Care..................................................................        46
         (d) Complex and Serious Medical Conditions..........................................        47
         (e) Access Standards................................................................        48
         (f) Coordination with Other Service Providers.......................................        48
    5.13 Authorization of Services...........................................................        49
    5.14 Choice of Physicians................................................................        49
    5.15 Timely Payments to Providers........................................................        50
    5.16 Grievance Procedure and Appeal Procedure............................................        51
    5.17 Enrollee Satisfaction Survey........................................................        52
    5.18 Provider Agreements and Subcontracts................................................        53
    5.19 Site Registration and Primary Care Provider/Women's Health Care Provider Approval
         and Credentialing...................................................................        55
    5.20 Advance Directives..................................................................        56
    5.21 Fees to Enrollees Prohibited........................................................        56
    5.22 Fraud and Abuse Procedures..........................................................        56
    5.23 Misrepresentation Procedures........................................................        57
    5.24 Enrollee-Provider Communications....................................................        57
    5.25 HIPAA Compliance....................................................................        57
ARTICLE VI  DUTIES OF THE DEPARTMENT.........................................................        58
    6.1  Enrollment..........................................................................        58
    6.2  Payment.............................................................................        58
    6.3  Department Review of Marketing Materials............................................        58
    6.4  HIPAA Compliance....................................................................        58
ARTICLE VII PAYMENT AND FUNDING..............................................................        59
    7.1  Capitation Payment..................................................................        59
    7.2  Hospital Delivery Case Rate Payment.................................................        59
    7.3  Actuarially Sound Rate Representation...............................................        59
    7.4  New Covered Services................................................................        59
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                                TABLE OF CONTENTS
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    7.5  Adjustments.........................................................................        59
    7.6  Copayments..........................................................................        59
    7.7  Availability of Funds...............................................................        60
    7.8  Denial of Payment Sanction by CMS...................................................        60
    7.9  Hold Harmless.......................................................................        60
    7.10 Payment in Full.....................................................................        61
    7.11 Remittance Advice...................................................................        61
ARTICLE VIII TERM RENEWAL AND TERMINATION....................................................        62
    8.1  Term................................................................................        62
    8.2  Continuing Duties in the Event of Termination.......................................        62
    8.3  Termination With and Without Cause..................................................        62
    8.4  Temporary Management................................................................        62
    8.5  Termination for Breach of HIPAA  Compliance Obligations.............................        62
    8.6  Automatic Termination...............................................................        63
    8.7  Reimbursement in the Event of Termination...........................................        63
ARTICLE IX   GENERAL TERMS...................................................................        64
    9.1  Records Retention, Audits, and Reviews..............................................        64
    9.2  Nondiscrimination...................................................................        65
    9.3  Confidentiality of Information......................................................        65
    9.4  Notices.............................................................................        68
    9.5  Required Disclosures................................................................        68
         (a) Conflict of Interest............................................................        68
         (b) Disclosure of Interest..........................................................        69
    9.6  CMS Prior Approval..................................................................        69
    9.7  Assignment..........................................................................        70
    9.8  Similar Services....................................................................        70
    9.9  Amendments..........................................................................        70
    9.10 Sanctions...........................................................................        70
         (a) Failure to Report or Submit.....................................................        71
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                                       iv
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                                TABLE OF CONTENTS
                                   (continued)

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         (b) Failure to Submit Encounter Data................................................        71
         (c) Failure to Meet Minimum Standards of Care.......................................        71
         (d) Imposition of Prohibited Charges................................................        71
         (e) Misrepresentation or Falsification of Information...............................        71
         (f) Failure to Comply with the Physician Incentive Plan Requirements................        71
         (g) Failure to Meet Access and Provider Ratio Standards.............................        71
         (h) Failure to Provide Covered Services.............................................        72
         (i) Discrimination Related to Pre-Existing Conditions and/or Medical History........        72
         (j) Pattern of Marketing Failures...................................................        72
         (k) Other Failures..................................................................        72
    9.11 Sale or Transfer....................................................................        72
    9.12 Coordination of Benefits for Enrollees..............................................        72
    9.13 Subrogation.........................................................................        73
    9.14 Agreement to Obey All Laws..........................................................        73
    9.15 Severability........................................................................        74
    9.16 Contractor's Disputes With Other Providers..........................................        74
    9.17 Choice of Law.......................................................................        74
    9.18 Debarment Certification.............................................................        74
    9.19 Child Support, State Income Tax and Student Loan Requirements.......................        74
    9.20 Payment of Dues and Fees............................................................        74
    9.21 Federal Taxpayer Identification.....................................................        74
    9.22 Drug Free Workplace.................................................................        75
    9.23 Lobbying............................................................................        75
    9.24 Early Retirement....................................................................        75
    9.25 Sexual Harassment...................................................................        75
    9.26 Independent Contractor..............................................................        75
    9.27 Solicitation of Employees...........................................................        76
    9.28 Nonsolicitation.....................................................................        76
    9.29 Ownership of Work Product...........................................................        76
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                                       v
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                                TABLE OF CONTENTS
                                  (continued)

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9.30     Bribery Certification...............................................................        77
9.31     Nonparticipation in International  Boycott..........................................        77
9.32     Computational Error.................................................................        77
9.33     Survival of Obligations.............................................................        77
9.34     Clean Air Act and Clean Water Act Certification.....................................        77
9.35     Non-Waiver..........................................................................        77
9.36     Notice of Change in Circumstances...................................................        77
9.37     Public Release of Information.......................................................        77
9.38     Payment in Absence of Federal Financial Participation...............................        78
9.39     Employment Reporting................................................................        78
9.40     Certification of Participation......................................................        78
9.41     Indemnification.....................................................................        78
9.42     Gifts...............................................................................        79
9.43     Business Enterprise for Minorities, Females and Persons with Disabilities...........        79
9.44     Non-Delinquency Certification.......................................................        79

Attachment I    -   Rate Sheets
Attachment II   -   Drug Free Workplace Agreement
Attachment III  -   HIPAA Compliance Obligations
Attachment IV   -   Business Enterprise Program Contracting Goal
Exhibit A       -   Quality Assurance
Exhibit B       -   Utilization Review/Peer Review
Exhibit C       -   Summary of Required Reports and Submissions
Exhibit D       -   Encounter Data Format Requirements

                                STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

                     CONTRACT FOR FURNISHING HEALTH SERVICES

      THIS CONTRACT FOR FURNISHING HEALTH SERVICES ("Contract") made, pursuant to Section 5-11 of the Illinois Public Aid Code (305 ILCS 5/5-11), is by and between the ILLINOIS DEPARTMENT OF PUBLIC AID ("Department"), acting by and through its Director, and HARMONY HEALTH PLAN OF ILLINOIS, INC. ("Contractor"), who certifies that it is a managed care organization and whose principal office is located at 125 South Wacker Drive, Suite 2600, Chicago, IL 60606.

                                    RECITALS

      WHEREAS, the Contractor is a health maintenance organization operating pursuant to a Certificate of Authority issued by the Illinois Department of Insurance and wishes to provide Covered Services to Potential Enrollees (as defined herein);

      WHEREAS, the Department, pursuant to the laws of the State of Illinois, provides for medical assistance under the Medical Assistance Program or KidCare to Participants wherein Potential Enrollees may enroll with the Contractor to receive Covered Services; and

      WHEREAS, the Contractor warrants that it is able to provide and/or arrange to provide the Covered Services set forth in this Contract to Enrollees under the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      The following terms as used in this Contract and the attachments, exhibits and amendments hereto shall be construed and interpreted as follows, unless the context otherwise expressly requires a different construction and interpretation:

      ABUSE means a manner of operation that results in excessive or unreasonable costs to the Federal and/or State health care programs.

      ACTION means a (i) denial or limitation of authorization of a requested service; (ii) reduction, suspension, or termination of a previously authorized service; (iii) denial of payment for a service; (iv) failure to provide services in a timely manner; (v) failure to respond to an appeal in a timely manner; and
(vi) solely with respect to a MCO that is the only Contractor serving a rural area, the denial of an Enrollee's request to obtain services outside of the Contracting Area.

      ADMINISTRATIVE RULES means the rules promulgated by the Department governing the Medical Assistance Program or KidCare.

      AFFILIATED means associated with another party for the purpose of providing health care services under a Contractor's Plan pursuant to a written contract.

      APPEAL means a request for review of a decision made by the Contractor with respect to an Action.

      AUTHORIZED PERSON means a representative of the Office of Inspector General for the Department, the Illinois Medicaid Fraud Control Unit, the United States Department of Health and Human Services, a representative of other State and federal agencies with monitoring authority related to the Medical Assistance Program or KidCare, and a representative of any QAO under contract with the Department.

      CMS means the Centers for Medicare & Medicaid Services under the United States Department of Health and Human Services.

      CAPITATION means the reimbursement arrangement in which a fixed rate of payment per Enrollee per month is made to the Contractor for the performance of all of the Contractor's duties and obligations pursuant to this Contract, except that, if Contractor elects to receive payment of a Hospital Delivery Case Rate, the fixed payment will not reflect the Contractor's performance of duties and obligations related to the delivery of newborns.

      CASE means individuals who have been grouped together and assigned a common identification number by the Department or the Department of Human Services of which at least one individual in that grouping has been determined by the Department to be a Potential Enrollee. An individual is added to a Case when the Client Information System maintained by the Illinois Department of Human Services reflects the individual is in the Case.

      CONTRACT means this document, inclusive of all attachments, exhibits, schedules and any subsequent amendments hereto.

      CONTRACTING AREA means the area(s) from which the Contractor may enroll Potential Enrollees as set forth in Attachment I.

      COVERED SERVICES means those benefits and services described in Article V,
Section 5.1.

      EPSDT means the Early and Periodic, Screening, Diagnostic and Treatment services provided to children under Title XIX of the Social Security Act (42 U.S.C. Section 1396, et seq.). The preventive component of this program is referred to as the "Healthy Kids" program.

      EQRO means an "External Quality Review Organization" that has a contract with the Department to perform federally required oversight and monitoring of the quality assurance component of managed care. Quality oversight and monitoring shall include, but is not limited to, annual onsite review, attendance at one of the quality assurance meetings, and ongoing monitoring of quality outcomes and timeliness of, and access to, the Covered Services.

      EARLY INTERVENTION means the program described at 325 ILCS 20/1 et seq., which authorizes the provision of services to infants and toddlers, birth through two years of age, who have a disability due to developmental delay or a physical or mental condition that has a high probability of resulting in developmental delay or being at risk of having substantial developmental delays due to a combination of serious factors.

      EFFECTIVE DATE shall be August 1, 2003.

      EMERGENCY MEDICAL CONDITION means a medical condition manifesting itself by acute symptoms of sufficient severity (including, but not limited to, severe pain) such that a prudent lay person, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in (i) placing the health of the individual (or, with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy, (ii) serious impairment to bodily functions, or (iii) serious dysfunction of any bodily organ or part.

      EMERGENCY SERVICES means those inpatient and outpatient health care services that are Covered Services, including transportation, needed to evaluate or stabilize an Emergency Medical Condition, which are furnished by a Provider qualified to furnish emergency services.

      ENCOUNTER means an individual service or procedure provided to an Enrollee that would result in a claim if the service or procedure were to be reimbursed fee-for-service under the Medical Assistance Program or KidCare.

      ENCOUNTER DATA means the compilation of data elements, as specified by the Department in written notice to the Contractor, identifying an Encounter that includes information similar to that required in a claim for fee-for-service payment under the Medical Assistance Program or KidCare.

      ENROLLEE means any Potential Enrollee whose coverage under the Plan has begun and remains in effect pursuant to this Contract.

      ENROLLMENT means the completion and signing of any necessary Enrollment forms by or on behalf of a Potential Enrollee in accordance with Enrollment procedures prescribed in this Contract and concurrent or subsequent entry of required information into the Department's database.

      FAMILY CASE MANAGEMENT PROVIDER means any agency contracting with the Illinois Department of Human Services or its successor agency to provide Family Case Management Services.

      FAMILY CASE MANAGEMENT SERVICES means the program described at 77 Ill. Adm. Code 630.220.

      FEDERALLY QUALIFIED HMO means an HMO that CMS has determined to be a qualified HMO under Section 1310(d) of the Public Health Service Act.

      FEDERALLY QUALIFIED HEALTH CENTER or FQHC means a health center that meets the requirements of 89 Ill, Adm. Code 140.461(d).

      FRAUD means knowing and willful deception, or a reckless disregard of the facts, with the intent to receive an unauthorized benefit.

      GRIEVANCE means an Enrollees expression of dissatisfaction about any matter other than a matter that is properly the subject of an Appeal.

      HEAD OF CASE means the individual in whose name the Case is registered and to whom the monthly medical card is mailed.

      HOSPITAL DELIVERY CASE RATE means a fixed payment made to the Contractor for Physician and hospital services associated with an Enrollee's delivery of a newborn in a hospital. The Hospital Delivery Case Rate will apply to deliveries of stillborn infants if the procedure groups into the appropriate diagnosis related grouping (DRG) code identified in this Contract.

      INELIGIBLE PERSON means a Person which: (i) under either Section 1128 or
Section 1128A of the Social Security Act, is or has been terminated, barred, suspended or otherwise excluded from participation in or has voluntarily withdrawn from participating in, as the result of a settlement agreement, any program under federal law including any program under Titles XVIII, XIX, XX or XXI of the Social Security Act; (ii) has not been reinstated in the Medical Assistance Program or Federal health care programs after a period of exclusion, suspension, debarment, or ineligibility; or (iii) has been convicted of a criminal offense related to the provision of health care items or services in the last ten (10) years.

      KIDCARE means the program operated pursuant to the Children's Health Insurance Program Act (215 ILCS 106/1 et seq.), but not including the program operated pursuant to Subsection 25(a)(1) of the Children's Health Insurance Program Act (215 ILCS 106/25(a)(1)).

      MCO means a "managed care organization" that is: (i) a Federally Qualified HMO which meets the advance directives requirements of subpart I of part 489 of 42 C.F.R. and set forth in Article V, Section 5.19 or (ii) any public or private entity that meets the advance directives requirements of subpart I of part 489 of 42 C.F.R. and set forth in Article V, Section 5.19 and is determined to meet the following conditions: (A) is organized primarily for the purpose of providing health care services, (B) makes the services it provides to its Medicaid Enrollees as accessible (in terms of timeliness, amount, duration and scope) as those services are to other Medicaid participants within the area served by the entity and (C) meets the solvency standards of regulations promulgated under 42 C.F.R. Part 438.

      MARKETING means any activities, procedures, materials, information or incentives used to encourage or promote the Enrollment of Potential Enrollees with the Contractor.

      MARKETING MATERIALS means materials that are produced in any medium, by or on behalf of a MCO, are used by the MCO to communicate with Potential Enrollees or Enrollees, and can reasonably be interpreted as intended to influence them to enroll with that particular MCO.

      MEDICAL ASSISTANCE OR MEDICAL ASSISTANCE PROGRAM means the Illinois Medical Assistance Program administered under Article V of the Illinois Public Aid Code (305 ILCS 5/5-1 et seq.) or its successor program and Titles XIX and XXI of the Social Security Act (42 U.S.C. 1396 et seq.) and Section 12-4.35 of the Illinois Public Aid Code (305 ILCS 5/12-4.35).

      MEDICALLY NECESSARY means that a service, supply or medicine is appropriate and meets the standards of good medical practice in the medical community for the diagnosis or treatment of a covered illness or injury, the prevention of future disease, to assist in the Enrollee's ability to attain, maintain, or regain functional capacity, or to achieve age-appropriate growth, as determined by the Provider in accordance with the Contractor's guidelines, policies and/or procedures.

      MISREPRESENTATION means a statement that an individual knows to be false or misleading, or does not believe to be true and accurate, and makes with an intent to deceive or be unfair to a Potential Enrollee or Enrollee.

      OFFICE OF INSPECTOR GENERAL OR OIG means the Office of Inspector General for the Illinois Department of Public Aid as set forth in 305 ILCS 5/12-13.1.

      PARTICIPANT means any individual receiving benefits under Medical Assistance or KidCare.

      PERSON means any individual, corporation, proprietorship, firm, partnership, limited liability company, limited partnership, trust, association, governmental authority or other entity, whether acting in an individual, fiduciary or other capacity.

      PERSON WITH AN OWNERSHIP OR CONTROLLING INTEREST means a Person that: has a direct or indirect, singly or in combination, ownership interest equal to five percent (5%) or more in the Contractor; owns an interest of five percent (5% ) or more in any mortgage, deed of trust, note or other obligations secured by the Contractor if that interest equals at least five percent (5%) of the value of the property or assets of the Contractor; is an officer or director of a Contractor that is organized as a corporation, is a member of the Contractor that is organized as a limited liability company or is a partner in the Contractor that is organized as a partnership.

      PHYSICIAN means a person licensed to practice medicine in all its branches under the Medical Practice Act of 1987.

      PLAN means the Contractor's program for providing Covered Services pursuant to this Contract.

      POST-STABILIZATION SERVICES means medically necessary non-emergency services furnished to an Enrollee after the Enrollee is Stabilized, in order to maintain such Stabilization, following an Emergency Medical Condition.

      POTENTIAL ENROLLEE means a Participant, except one who:

            - is receiving Medical Assistance under Aid to the Aged, Blind and Disabled; as provided by Title XIX of the Social Security Act (42 U.S.C. Section 1383c) and 305 ILCS 5/3-1 et seq.

            - is eligible only through the Transitional Assistance (305 ILCS 5/6-11) or Refugee Assistance Programs under Title XIX of the Social Security Act (42 U.S.C. 1396 et seq.;

            - is age 19 or older and eligible only through the State Family and Children Assistance Program (305 IL CS 5/6-11);

            - is receiving care that is subsidized by the Department of Children and Family Services;

            - is residing in a long term care facility including State of Illinois operated facilities;

            - has Medicare coverage under Title XVIII of the Social Security Act (42 U.S.C. 1395 etseq.);

            - has significant medical coverage through a third party for Medical Assistance Participants;

            - is eligible only through the Medicaid Presumptive Eligibility for Pregnant Women program under Title XIX of the Social Security Act (42 U.S.C. 1396r-1);

            - is eligible for Medical Assistance only through meeting a spend-down obligation;

            -     is a non-citizen receiving only emergency Medical Assistance;
                  or

            - is identified with an "R" in the eighth position of a Case identification number.

      PRELISTING REPORT means the information that the Contractor retrieves electronically from the Department prior to the first day of each month of coverage that reflects changes in Enrollment subsequent to the last monthly payment and that applies to coverage for the following month. Upon notification by the Department, but in no event later than October 16, 2003, the name of the Prelisting Report shall change to "834 Benefit Enrollment and Maintenance," but the definition shall remain the same. All references in this Contract to Prelisting Report shall be deemed to refer to the "834 Benefit Enrollment and Maintenance" after the Department notifies the Contractor of the change.

      PRIMARY CARE PROVIDER means a Physician, specializing by certification or training in obstetrics, gynecology, general practice, pediatrics, internal medicine or family practice who agrees to be responsible for directing, tracking and monitoring the health care needs of, and authorizing and coordinating care for, Enrollees.

      PROSPECTIVE ENROLLEE means a Potential Enrollee who has begun the process of Enrollment with the Contractor but whose coverage under the Plan has not yet begun.

      PROVIDER means a Person who is approved by the Department to furnish medical, educational or rehabilitative services to Participants under the Medical Assistance Program.

      REMITTANCE ADVICE means the list that is electronically retrieved by the Contractor with each monthly payment. The Remittance Advice list will identify each Enrollee for whom payment is being made. Upon notification by the Department, but in no event later than October 16, 2003, the name of the Remittance Advice list shall change to "820 Payroll Deducted and Other Group Premium Payment for Insurance Products," but the definition shall remain the same. All references in this Contract to Remittamce Advice shall be deemed to refer to the "820 Payroll Deducted and Other Group Premium Payment for Insurance Products" after the Department notifies the Contractor of the change.

      RURAL HEALTH CLINIC OR RHC means a Provider that has been designated by the Public Health Service, the U.S. Department of Health and Human Services, or the Governor of the State of Illinois, and approved by the Public Health Service, in accordance with the Rural Health Clinics Act (see Public Law 95-210) as a RHC.

      SERVICE AUTHORIZATION REQUEST means a request by an Enrollee for the provision of a medical service.

      SITE means any contracted Provider (IPA, PHO, FQHC, individual physician, physician groups, etc.) through which the Contractor arranges the provision of primary care to Enrollees.

      STABILIZATION OR STABILIZED means, with respect to an Emergency Medical Condition, and as determined by an attending emergency room Physician or other treating Provider within reasonable medical probability, that no material deterioration of the condition is likely to result upon discharge or transfer to another facility.

      STATE means the State of Illinois.

      TERTIARY CARE means medical care requiring a setting outside of the routine, community standard, which care shall be provided within a regional medical center by highly specialized Providers (specialists and subspecialists) who require complex technological, diagnostic, treatment and support facilities to provide such care.

      TITLE X FAMILY PLANNING PROVIDER means an agency that receives grants from the Illinois Department of Human Services to provide comprehensive family planning services pursuant to Title X of the Public Health Services Act, 42 U.S.C. 300 and 77 Ill. Adm. Code 635.

      WOMEN'S HEALTH CARE PROVIDER means a Physician, specializing by certification or training in obstetrics, gynecology or family practice.

                                   ARTICLE II

                              TERMS AND CONDITIONS

      2.1 SPECIFICATION. This Contract is for the delivery of Covered Services to Enrollees and the administrative responsibilities attendant thereto. The terms and conditions of this Contract, along with the applicable Administrative Rules and the Departmental materials described in this Article II, Section 2.3 below, shall constitute the entire and present agreement between the parties. This Contract, including all attachments, exhibits and amendments constitutes a total integration of all rights, benefits and obligations of both parties for the performance of all duties and obligations hereunder including, but not limited to, the provision of, and payment for Covered Services under this Contract. This Contract is contingent upon receipt of approval from CMS.

      There are no extrinsic conditions or collateral agreements or undertakings of any kind with respect to matters addressed in this Contract. It is the express intention of both the Department and the Contractor that any and all prior or contemporaneous agreements, promises, negotiations or representations, either oral or written, except as provided herein are to have no force, effect or legal consequences of any kind, nor shall any such agreements, promises, negotiations or representations, either oral or written, have any bearing upon this Contract or the duties or obligations hereunder. This Contract and any amendment hereto shall be deemed the full and final expression of the parties' agreement.

      2.2   RULES OF CONSTRUCTION.

            (a)   Unless the context otherwise requires:

                  (1)   Provisions apply to successive events and transactions;

                  (2)   "Or" is not exclusive;

                  (3) Unless otherwise specified, references to statutes, regulations, and rules include subsequent amendments and successors thereto;

                  (4) The various headings of this Contract are provided for convenience only and shall not affect the meaning or interpretation of this Contract or any provision hereof;

                  (5) If any payment or delivery hereunder between the Contractor and the Department shall be due on any day that is not a business day, such payment or delivery shall be made on the next succeeding business day;

                  (6) Words in the plural that should be singular by context shall be so read, and words in the singular shall be read as plural where the context dictates;

                  (7) Days shall mean calendar days unless otherwise designated by the context; and

                  (8) References to masculine or feminine pronouns shall be interchangeable where the context requires.

            (b) References in the Contract to Potential Enrollee, Prospective Enrollee and Enrollee shall include the parent, caretaker relative or guardian where such Potential Enrollee, Prospective Enrollee or Enrollee is a minor child or an adult for whom a guardian has been named; provided, however, that the Contractor is not obligated to cover services for any individual who is not enrolled as an Enrollee with the Contractor.

      2.3 PERFORMANCE OF SERVICES AND DUTIES. The Contractor shall perform all services and other duties as set forth in this Contract in accordance with, and subject to, the Administrative Rules and Departmental materials, including, but not limited to, Departmental policies, Department Provider Notices, Provider Handbooks and any other rules and regulations that may be issued or promulgated from time to time during the term of this Contract. The Department shall provide copies of such materials to the Contractor upon the Contractor's written request, if such are in existence upon the Effective Date, or upon issuance or promulgation if issued or promulgated after the Effective Date. Changes in such materials after the Effective Date shall be binding on the parties hereto but shall not be considered amendments to the Contract. To the extent the Department proposes a change in policy that may have a material impact on the Contractor's ability to perform under this Contract, the proposed change will be subject to good faith negotiations between both parties before it shall be binding pursuant to this Article II, Section 2.3.

      2.4   LANGUAGE REQUIREMENTS.

            (a) Key Oral Contacts. The Contractor shall conduct Key Oral Contacts (as described below) with Potential Enrollees, Prospective Enrollees or Enrollees in a language the Potential Enrollees, Prospective Enrollees and Enrollees understand. Where the language is other than English, the Contractor shall offer and, if accepted by the Potential Enrollee, Prospective Enrollee or Enrollee, shall supply interpretive services. Such services may not be rendered by any individual who is under the age of eighteen (18). "Key Oral Contacts" include, but are not limited to: Marketing contacts; enrollment communications; explanations of benefits; Site, Primary Care and Women's Health Care Provider selection activity; educational information; telephone calls to the toll-free hotline(s) described in Article V, Section 5.1(k); and face-to-face encounters with Providers rendering care.

            (b) Written Material. Marketing Materials, Enrollee Handbooks, Basic Information, and any information or notices required to be distributed to Potential Enrollees, Prospective Enrollees or Enrollees by the Department or regulations promulgated from time to time under 42 C.F.R. Part 438 (collectively, "Written Materials") shall be easily understood by individuals who have a sixth grade reading level. Such Written Materials shall be available in alternative formats that take into account the special needs (e.g., vision impairment) of Potential Enrollees, Prospective Enrollees or Enrollees. The Contractor shall have in place a mechanism to help Potential Enrollees, Prospective Enrollees and Enrollees understand the requirements and benefits of the Plan. Where there is a prevalent single-language minority within the low income households in the relevant Department of Human Services local office area (which for purposes of this Contract shall exist when five percent (5%) or more such families speak a language other than English, as determined by the Department according to published Census Bureau data), the Contractor's written materials provided to Potential Enrollees, Prospective Enrollees or Enrollees must be available in that language as well as English. Translations of written material are subject to prior approval by the Department and must be accompanied by a certification that the translation is accurate and complete.

            (c) Oral Interpretation. The Contractor must make oral interpretation services available free of charge in all languages to all Potential Enrollees, Prospective Enrollees or Enrollees who need assistance understanding Key Oral Contacts or Written Materials. The Contractor must include in all Key Oral Contacts and Written Materials notification that such oral interpretation services are available, and provide a telephone number that can be used to obtain such services.

      2.5 LIST OF INDIVIDUALS IN AND ADMINISTRATIVE CAPACITY. Upon execution of this Contract, the Contractor shall provide the Department with a list of individuals who have responsibility for monitoring and ensuring the performance of each of the duties and obligations under this Contract. This list shall be updated throughout the term of this Contract as necessary and as changes occur, and written notice of such changes shall be given to the Department within ten
(10) business days of such changes occurring.

      2.6 CERTIFICATE OF AUTHORITY. The Contractor must obtain and maintain during the term of the Contract a valid Certificate of Authority as a health maintenance organization under 215 ILCS 125/1-1. et seq.

      2.7 OBLIGATION TO COMPLY WITH OTHER LAWS. No obligation imposed herein on the Contractor shall relieve the Contractor of any other obligation imposed by law or regulation, including, but not limited to, those imposed by The Managed Care Reform and Patient Rights Act (215 ILCS 134/1 et seq.), the federal Balanced Budget Act of 1997 (Public Law 105-33) and regulations promulgated by the Illinois Department of Insurance, the Illinois Department of Public Health or CMS. The Department shall report all information it receives indicating a violation of a law or regulation to the appropriate agency.

      (a) If the Contractor believes that it is impossible to comply with a provision of this Contract because of a contradictory provision of applicable State or federal law, the Contractor shall immediately notify the Department. The Department then will make a determination of whether a contract amendment is necessary. The fact that either the Contract or an applicable law imposes a more stringent standard than the other does not, in and of itself, render it impossible to comply with both.

      2.8 PROVISION OF COVERED SERVICES THROUGH AFFILIATED PROVIDERS. Where the Contractor does not employ Physicians or other Providers to provide direct health care services, every provision in this Contract by which the Contractor is obligated to provide Covered Services of any type to Enrollees, including but not limited to provisions stating that the Contractor will "provide Covered Services," "provide quality care," or provide a specific type of health care service, such as the enumerated Covered Services in Article V, Section 5.1 (i.e., health screenings, prenatal care or behavioral health assessments) shall be interpreted to mean that the Contractor arranges for the provision of those Covered Services through its network of Affiliated Providers.

                                   ARTICLE III

                                   ELIGIBILITY

      3.1 DETERMINATION OF ELIGIBILITY. The State has the exclusive right to determine an individual's eligibility for the Medical Assistance Program and KidCare and eligibility to become an Enrollee. Such determination shall be final and is not subject to review or appeal by the Contractor. Nothing in this
Article III, Section 3.1 prevents the Contractor from providing the Department with information the Contractor believes indicates that an Enrollee's eligibility has changed.

      3.2 ENROLLMENT GENERALLY. Any Potential Enrollee who resides, at the time of Enrollment, in the Contracting Area shall be eligible to become an Enrollee except as described in Article IX, Section 9.12. Enrollment shall be voluntary, except as provided in Article IV, Section 4.1(b). Except as provided herein, Enrollment shall be open during the entire period of this Contract until the Enrollment limit of the Contractor, as set forth in Attachment I, is reached. The Contractor must continue to accept Enrollment until such Enrollment limit is reached. Such Enrollment shall be without restriction and in the order in which Potential Enrollees apply. The Contractor shall not discriminate against Potential Enrollees on the basis of such individuals' health status or need for health services. Similarly, Contractor will not discriminate against Potential Enrollees on the basis of race, color, or national origin, and will not use any policy or practice that has the effect of discriminating on the basis of race, color, or national origin. The Contractor shall accept each Enrollee whose names appears on the Prelisting Report.

      3.3 ENROLLMENT LIMITS. The Department will limit the number of Enrollees enrolled with the Contractor by Contracting Area to a level that will not exceed its physical and professional capacity. In its determination of capacity, the Department will only consider Providers that are approved by the Department. When the capacity is reached, no further applications will be submitted for Enrollment unless termination or disenrollment of Enrollees create room for additions. The capacity limits for the Contractor are specified in Attachment I. Prior to the Contractor's reaching its capacity, the Department will perform a threshold review at the Enrollment level(s) set forth in Attachment I. Should the Department determine that the Contractor's operating or financial performance reasonably indicates a lack of additional Provider or administrative capacity, the review of capacity may be conducted prior to the Contractor reaching the threshold review enrollment level specified in Attachment I. This threshold review shall examine the Contractors Provider and administrative capacity in each Contracting Area. The Department's standards for the review shall be reasonable and timely and be consistent with the terms of this Contract. The threshold review shall take place as determined by the Department based on the rate of Enrollment in the Contractor's Plan in each Contracting Area or upon the request of the Contractor and the subsequent agreement of the Department. The Department shall use its best efforts to complete the review before the Contractor reaches the threshold levels set forth in Attachment I. Should the Department determine that the Contractor does not have the necessary Provider and administrative capacity to service any additional Enrollments, the Department may freeze Enrollment until such time that the Plan's Provider and administrative capacity have increased to the Department's satisfaction. Nothing in this Contract shall be deemed to be a guarantee of any Potential Enrollee's Enrollment in the Contractor's Plan.

      3.4 EXPANSION TO OTHER CONTRACTING AREAS. The Contractor may, during the term of this Contract and any renewal thereof, request of the Department the opportunity to offer Covered Services to Potential Enrollees in areas other than the Contracting Area(s) specified in Attachment I. The Contractor must make this request in writing to the Department. The Department will provide an application and instructions for completion within ten (10) business days after receipt of written request. Upon receipt of a completed application from the Contractor, the Department shall review the information in a timely manner and may, at any time, request additional information of the Contractor. It is in the sole discretion of the Department, upon review of the Contractor's application for expansion and assessing the needs of the Potential Enrollee population and other factors as determined by the Department, to grant the Contractor's request for expansion. Should the Department agree to the expansion request, the Department and the Contractor shall agree to execute an amendment to Attachment I of the Contract to reflect the additional Contracting Areas in which the Contractor will provide Covered Services.

      3.5 DISCONTINUATION OF SERVICES IN ONE OR MORE CONTRACTING AREA. The Contractor may, during the term of this Contract and any renewal thereof, request of the Department the opportunity to discontinue offering Covered Services to Enrollees in one or more Contracting Area specified in Attachment I. The Contractor must make this request in writing to the Department. The Department will advise the Contractor of all information that must be submitted to the Department. Upon receipt of such information from the Contractor, the Department shall review the information in a timely manner and may, at any time, request additional information of the Contractor. It is in the sole discretion of the Department to grant the Contractor's request to discontinue offering Covered Services in one or more Contracting Areas. Should the Department agree to the request to discontinue offering Covered Services, the Department and the Contractor shall agree to execute an amendment to Attachment I of the Contract to reflect the appropriate Contracting Area(s) in which the Contractor will provide Covered Services.

                                   ARTICLE IV

                ENROLLMENT, COVERAGE AND TERMINATION OF COVERAGE

      4.1   ENROLLMENT PROCESS.

            (a) The Contractor and the Department, acting directly or through its agent, shall be responsible for the Enrollment of Potential Enrollees.

                  (1) When the Contractor enrolls a Potential Enrollee, the Contractor shall initiate the processing of the Enrollment by submitting a Managed Care Enrollment Form, Form No. DPA 2575A, completed in accordance with Department instructions for completing such forms, and signed by the individual who is recognized as the Head of Case by the Department. This form will be supplied to the Contractor by the Department. The Contractor is responsible for submitting such forms to the Department or its agent, as directed. The Department agrees to act in good faith and use its best efforts to see that Managed Care Enrollment Forms submitted for Potential Enrollees are processed within fifteen (15) business days of receipt by the Department or its agent. At some point during the term of this Contract, but in no event later than October 16, 2003, the Contractor shall be required to submit all enrollment information electronically to the Department and retain the original forms for at least six (6) years. The Department shall provide the Contractor with specific file submission requirements.

                  (2) Only a Head of Case may enroll another Potential Enrollee. A Head of Case may enroll all other Potential Enrollees in his Case. An adult Potential Enrollee, who is not a Head of Case, may enroll himself only.

                  (3) A member of the Contractor's management staff may correct a Managed Care Enrollment Form only in accordance with Department instructions. The corrections must be initialed by the Contractor's manager or his designated staff person.

            (b) The Department may enroll Potential Enrollees with the Contractor by means of any process the Department uses for the Enrollment of Potential Enrollees into managed care. This may include any program the Department implements during the term of this Contract whereby Potential Enrollees who do not affirmatively choose between enrollment in an MCO or the alternative delivery system offered by the Department will be enrolled in MCOs.

            (c) The Contractor shall conduct Enrollment activities that include the information distribution requirements of Article V, Section 5.4 hereof and are designed and implemented so as to maximize Eligible Enrollees' understanding of the following:

                  (1) that all Covered Services must be received from or through the Plan with the exception of family planning and other Medical Assistance services as described in Article V, Section 5.1(e) with provisions made to clarify when such services may also be obtained elsewhere;

                  (2) that once enrolled, the Enrollees will receive a card from the Department which identifies such Enrollees as enrolled in an MCO; and

                  (3) that the Contractor must inform Potential Enrollees of any Covered Services that will not be offered by the Contractor due to the Contractor's exercise of a right of conscience.

            (d) Upon the Contractor's request, the Department may refuse Enrollment for at least a six-month period to those former Enrollees previously terminated from coverage by the Contractor for "good cause," as specified in
Article IV, Section 4.4(a)(1).

            (e) When an Enrollee, who is a Head of Case, gives birth and the newborn is added to a Case before the newborn is forty-five (45) days old, coverage shall be retroactive to the date of birth. Coverage for all other newborns shall be prospective according to standard Enrollment terms of this Contract.

            (f) From birth through age eighteen (18), Potential Enrollees who are added to a Case in which all members of the Case are enrolled with the Contractor, will also be enrolled with the Contractor automatically. Coverage shall begin as designated by the Department on the first day of a calendar month no later than three (3) calendar months from the date the Potential Enrollee was added to the Case.

            (g) No later than ten (10) business days following receipt of the Prelisting Report, the Contractor must send new Enrollees an identification card bearing the name of the Contractor's Plan; the effective date of coverage; the twenty-four-hour telephone number to confirm eligibility for benefits and authorization for services and the name and phone number of the Primary Care Provider and, if applicable, the Women's Health Care Provider. Samples of the identification cards described herein shall be submitted for Department approval by the Contractor prior to use by the Contractor and as revised. The Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

                  (1) If the Contractor requires a female Enrollee who wishes to use a Women's Health Care Provider to designate a specific Women's Health Care Provider and if a female Enrollee does so designate a Women's Health Care Provider, the name and phone number of that Women's Health Care Provider must appear on the identification card.

            (h) Within three (3) business days following receipt of the Prelisting Report, the Contractor must update the Enrollees' eligibility in all electronic systems maintained by the Contractor.

      4.2 INITIAL COVERAGE. Coverage shall begin as designated by the Department on the first day of a calendar month no later than three (3) calendar months from the date the Enrollment is entered into the Department's database. Enrollment can occur only upon the Prospective Enrollee's selection of a Site and the communication of that Site by the Contractor to the Department.

            (a) The Contractor shall provide coordination of care assistance to Prospective Enrollees to access a Primary Care Provider or Women's Health Care Provider before the Contractor's coverage becomes effective, if requested to do so by Prospective Enrollees or if the Contractor has knowledge of the need for such assistance. Any payment for those services rendered to Prospective Enrollees described herein shall be made directly by the Department to such Providers under the provisions of the Medical Assistance Program or KidCare.

      4.3 PERIOD OF ENROLLMENT. Every Enrollee shall remain enrolled until the Enrollee's coverage is ended pursuant to Article IV, Section 4.4.

      4.4   TERMINATION OF COVERAGE.

            (a) An Enrollee's coverage shall be terminated, subject to Department approval, upon the occurrence of any of the following conditions:

                  (1) dismissal from the Plan by the Contractor for "good cause" shown may only occur upon receipt by the Contractor of written approval of such termination by the Department. The Contractor shall give the Enrollee at least 10 days notice before termination of coverage for "good cause"; except the notice period is shortened to 5 days if probable, Enrollee fraud has been verified. For purposes of this paragraph, "good cause" may include, but is not limited to fraud or other misrepresentation by an Enrollee, threats or physical acts constituting battery to the Contractor, the Contractor's personnel or the Contractor's participating Providers and staff, chronic abuse of emergency rooms, theft of property from the Contractor's Affiliated Sites, an Enrollee's sustained noncompliance with the Plan physician's treatment recommendations (excluding preventive care recommendations) after repeated and aggressive outreach attempts are made by the Plan or other acts of an Enrollee presented and documented to the Department by the Contractor which the Department determines constitute "good cause." Termination of coverage shall take effect at 11:59 p.m. on a date specified by the Department, which shall be no later than the first day of the second month after the Department determines that "good cause" exists;

                  (2) when the Department determines that the Enrollee no longer qualifies as a Potential Enrollee. Termination of coverage shall take effect at 11:59 p.m. on a date specified by the Department, which shall be no later than the first day of the second month after the Department makes the determination. If the Enrollee is receiving Medical Assistance under Aid to the Aged, Blind and Disabled (AABD), and the Contractor notifies the Department that the Enrollee is receiving Social Security disability benefits (SSI), the disenrollment shall be retroactive to the date of AABD eligibility;

                  (3) upon the Enrollee's death. Termination of coverage shall take effect at 11:59 p.m. on the last day of the month in which the Enrollee dies;

                  (4) when an Enrollee elects to terminate coverage by so informing the Contractor or the Department, at the Contractor's Sites, or at such other locations as designated by the Department. Enrollees may elect to disenroll at any time. The Contractor shall comply with any Department policies then in effect to promote and allow interaction between the Contractor and the Enrollee seeking disenrollment prior to the disenrollment. The Contractor shall, within three (3) business days of the request, send to the Enrollee the Managed Care Disenrollment Form, DPA Form 2575B, and shall not delay the provision or processing of this form for the purpose of arranging informational interviews with the Enrollees, or for any other purpose. The Contractor shall forward to the Department information concerning the disenrollment by the end of the fifth (5th) business day following the Contractor's receipt of a completed Managed Care Disenrollment Form. Termination of coverage shall take effect at 11:59 p.m. on a date specified by the Department; which shall be no later than the first day of the second month after the Department is notified of the request for disenrollment. At some point during the term of this Contract, but in no event later than October 16, 2003, the Contractor shall be required to submit all disenrollment information electronically to the Department and retain the original forms for at least six (6) years. The Department shall provide the Contractor with specific file submission requirements;

                  (5) when an Enrollee no longer resides in the Contractor's Contracting Area, unless waiver of this subparagraph is approved in writing by the Department and assented to by the Contractor and Enrollee. If an Enrollee is to be disenrolled at the request of a Contractor, the Contractor first must provide documentation satisfactory to the Department that the Enrollee no longer resides in the Contractor's Contracting Area. Termination of coverage shall take effect at 11:59 p.m. on the last day of the month prior to the month in which the Department determines that the Enrollee no longer resides in the Contractor's Contracting Area. This date may be retroactive if the Department can determine the month in which the Enrollee moved from the Contractor's Contracting Area;

                  (6) when the Department determines, pursuant to Article IX, that an Enrollee has other significant insurance coverage. The Contractor shall be notified by the Department of such disenrollment on the monthly Prelisting Report. Termination of coverage shall take effect at 11:59 p.m. on a date specified by the Department.

            (b) In conjunction with a request by the Contractor to disenroll an Enrollee, the Contractor shall furnish to the Department all information requested regarding the basis for disenrollment and all information regarding the utilization of services by that Enrollee.

            (c) The Contractor shall not seek to terminate Enrollment because of an adverse change in the Enrollee's health status or because of the Enrollee's (i) utilization of Covered Services, (ii) diminished mental capacity,
(iii) uncooperative/disruptive behavior resulting from such Enrollee's special needs (except to the extent such Enrollee's continued enrollment in the Plan seriously impairs the Contractor's ability to furnish Covered Services to the Enrollee or other Enrollees) or (iv) action in connection with exercising his/her Appeal or Grievance rights. Such attempts to seek to terminate Enrollment will be considered in violation of the terms of this Contract.

            (d) Except as otherwise provided in this Article IV, Section 4.6, the termination of this Contract terminates coverage for all persons who become Enrollees under it. Termination of coverage under this provision will take effect at 11:59 p.m. on the last day of the last month for which the Contractor receives payment, unless otherwise agreed to, in writing, by the parties to this Contract.

            (e) Any Enrollee whose coverage has been terminated by the Department solely because such Enrollee no longer qualifies as a Potential Enrollee, who subsequently qualifies as a Potential Enrollee within a two (2) month period following the date of termination, shall be automatically re-enrolled with the Contractor.

      4.5 PREEXISTING CONDITIONS AND TREATMENT. The Contractor shall assume, upon the effective date of coverage, full responsibility for any medical conditions that may have been preexisting prior to Enrollment in the Contractor's Plan and for any existing treatment plans under which an Enrollee is currently receiving medical care provided that the Enrollee's current in-Plan physician determines that such treatment plan is medically necessary for the health and well-being of the Enrollee.

      4.6 CONTINUITY OF CARE. If an Enrollee is receiving medical care or treatment as an inpatient in an acute care hospital at the time coverage commences under this Contract, the Contractor shall assume responsibility for the management of such care as of the effective date of coverage and shall be liable for all claims for Covered Services from the effective date of coverage.

            (a) If an Enrollee is receiving medical care or treatment as an inpatient in an acute care hospital at the time coverage under this Contract is terminated, the Contractor shall arrange for the continuity of care or treatment for the current episode of illness until such medical care or treatment has been fully transferred to a treating provider who has agreed to assume responsibility for such medical care or treatment for the remainder of that hospital episode and subsequent follow up care. The Contractor must maintain documentation of such transfer of responsibility of medical care or treatment. The Contractor shall not be liable for payment for any medical care or treatment provided to an Enrollee after the responsibility for such medical care or treatment has been transferred to a subsequent treating provider.

            (b) If Contractor becomes insolvent or is subject to insolvency proceedings as set forth in 215 ILCS 125/1-1 et seq., the Contractor shall be liable for all claims for Covered Services for the duration of the period for which payment has been made to the Contractor by the Department and shall remain responsible for the management of care provided to all Enrollees who are receiving medical care or treatment as an inpatient in an acute care hospital at the time Contractor becomes insolvent or is subject to insolvency proceedings until the earlier of the date on which such Enrollee is discharged or this Contract is terminated (in the latter case the terms of subsection (a) of this Section 4.6 shall control).

      4.7 CHANGE OF SITE AND PRIMARY CARE PROVIDER OR WOMEN'S HEALTH CARE PROVIDER. The Contractor shall permit an Enrollee to change Site, Primary Care Provider and

Women's Health Care Provider upon request. The Contractor shall process such changes within thirty (30) days of receipt of an Enrollee's request.

            (a) Within three (3) business days of processing such change, the Contractor shall electronically transmit a Site transfer record to the Department in a format designated by the Department. Such record shall contain the following data fields: Case name and identification number; Enrollee name and identification number; old Site number; and, new Site number. The Department will provide the Contractor with no less than one hundred twenty (120) days advance notification prior to imposing a requirement that the Contractor electronically communicate old and new Primary Care Provider numbers and old and new Women's Health Care Provider numbers with this record.

                                    ARTICLE V

                              DUTIES OF CONTRACTOR

      5.1   SERVICES.

            (a) Amount, Duration and Scope of Coverage. The Contractor shall comply with the terms of 42 C.F.R. Section 438.206(b) and provide or arrange to have provided to all Enrollees all services described in 89 Ill. Adm. Code, Part 140 as amended from time to time and not specifically excluded therein or in this Article V, Section 5.1 in accordance with the terms of this Contract. Covered Services shall be provided in the amount, duration and scope as set forth in 89 Ill. Adm. Code, Part 140 and this Contract, and shall be sufficient to achieve the purposes for which such Covered Services are furnished. This duty shall commence at the time of initial coverage as to each Enrollee. The Contractor shall, at all times, cover the appropriate level of service (i.e., triage, urgent) for all Emergency Services provided in an emergency room setting. The Contractor shall notify the Department in writing within five (5) days following a change in the Contractor's network of Affiliated Providers that renders the Contractor unable to provide one (1) or more Covered Service(s) in any Contracting Area. The Contractor shall not refer Enrollees to publicly supported health care entities to receive Covered Services, for which the Contractor receives payment from the Department, unless such entities are Affiliated with the Contractor's Plan. Such publicly supported health care entities include, but are not limited to, Chicago Department of Public Health and its clinics, Cook County Bureau of Health Services, and local health departments. The Contractor shall provide a mechanism for an Enrollee to obtain a second opinion from a qualified Provider, whether Affiliated or non-Affiliated, at no cost to the Enrollee.

            (b) Enumerated Covered Services. The Contractor shall have a sufficient number of Affiliated Providers (including Tertiary Care hospital(s) and, where appropriate, advanced practice nurses) in place to provide all of the following services and benefits (which shall be specifically included as Covered Services under this Contract) to Enrollees at all times during the term of this Contract, whenever Medically Necessary, except to the extent services are identified as excluded services pursuant to subsection (e) of this Section 5.1:

            -     Assistive/augmentative communication devices;

            - Audiology services, physical therapy, occupational therapy and speech therapy;

            - Behavioral health services, including subacute alcohol and substance abuse services and mental health services, in accordance with subsection (c) hereof;

            -     Blood, blood components and the administration thereof;

            -     Certified hospice services;

            -     Chiropractic services;

            -     Clinic services (as described in 89 Ill. Adm. Code, Part
                  140.460);

            -     Diagnosis and treatment of medical conditions of the eye;*

            -     Durable and nondurable medical equipment and supplies;

            -     Emergency Services;

            -     Family planning services;

            -     Home health care services;

            - Inpatient hospital services (including dental hospitalization in case of trauma or when related to a medical condition and acute medical detoxification);

            -     Inpatient psychiatric care;

            - Laboratory and x-ray services; The drawing of blood for lead screening shall take place within the Contractor's Affiliated facilities or elsewhere at the Contractor's expense.**

            -     Medical procedures performed by a dentist;

            -     Nurse midwives services;

            -     Nursing facility services for the first ninety (90) days;***

            - Orthotic/prosthetic devices, including prosthetic devices or reconstructive surgery incident to a mastectomy;

            - Outpatient hospital services (excluding outpatient behavioral health services);

            - Pharmacy services (including drugs prescribed by a dentist or behavioral health care provider participating in the Medical Assistance Program provided such drugs are filled by an Affiliated pharmacy Provider);

----------
*Covered Services may be provided by an optometrist operating within the scope of his license.

** All laboratory tests for children being screened for lead must be sent for analysis to the Illinois Department of Public Health's laboratory.

*** Contractors will be responsible for covering up to a maximum of ninety (90) days nursing facility care (or equivalent care provided at home because a skilled nursing facility is not available) annually per Enrollee. Periods in excess of ninety (90) days annually will be paid by the Department according to its prevailing reimbursement system.

            -     Physicians' services, including psychiatric care;

            -     Podiatric services;

            - Routine care in conjunction with certain investigational cancer treatments, as provided in Public Act 91-0406;

            - Services required to treat a condition diagnosed as a result of EPSDT services, in accordance with 89 Ill. Adm. Code 140.485;

            - Services to Prevent Illness and Promote Health in accordance with subsection (d) hereof

            - Transplants covered under 89 Ill. Adm. Code 148.82 (using transplant providers certified by the Department, if the procedure is performed in the State); and

            -     Transportation to secure Covered Services.

            (c)   Behavioral Health Services.

                  (1) The Contractor will provide the following behavioral health services, which are Covered Services:

            - Inpatient psychiatric or substance abuse services that are provided in general hospital medical units;

            - Inpatient psychiatric services provided in a hospital that is a psychiatric hospital or a distinct psychiatric unit, as defined in 89 Ill. Adm. Code 148.40(a)(1);

            - Inpatient ACUTE alcoholism and substance abuse treatment (detoxification);

            - Hospital-based organized clinic services referred to as outpatient treatment psychiatric services for Type A and Type B Psychiatric Clinic Services, as defined in 89 Ill. Adm. Code 148.140(b)(1)(E); and

            - Behavioral health services provided by Physicians, including psychiatrists;

            - Laboratory services provided on an outpatient basis for behavioral health, even if ordered by a behavioral health provider in connection with the provision of treatment that is excluded from Covered Services; and

            - Pharmaceutical services provided in accordance with the terms of Section 5.1(b) of this Contract on an outpatient basis or at the time of discharge from inpatient services, even if ordered by a behavioral health provider in connection with the provision of treatment that is excluded from Covered Services.

                  (2) If an Enrollee presents himself to the Contractor for behavioral health services, or is referred through a third party, the Contractor will compete a behavioral health assessment.

            - If the assessment indicates that all services needed are within the scope of Covered Services, the Contractor will arrange for the provision of all such Covered Services.

            - If the assessment indicates that outpatient services are needed beyond the scope of Covered Services, the Contractor will explain to the Enrollee the services needed and the importance of obtaining them and provide the Enrollee with a list of Community Behavioral Health Providers (CBHP). The Contractor will assist the Enrollee in contacting a CBHP chosen by the Enrollee, unless the Enrollee objects.

            - If a Enrollee obtains needed comprehensive services through a CBHP, the Contractor will be responsible for payment for drugs prescribed by a Physician and laboratory services in connection with the comprehensive services provided by the CBHP. The Contractor shall not be liable for other Covered Services provided by the CBHP. The Contractor may require that drugs and laboratory services are provided by Providers that are Affiliated with Contractor.

            (d) Services to Prevent Illness and Promote Health. The Contractor shall make documented efforts to provide initial health screenings and preventive care to all Enrollees. The Contractor shall provide, or arrange to provide, the following Covered Services to all Enrollees, as appropriate, to prevent illness and promote health:

                  (1)   EPSDT services in accordance with 89 Ill. Adm. Code
      140.485 and described in this Article V, Section 5.12(a);

                  (2) Preventive Medicine Schedule which shall address preventive health care issues for Enrollees twenty-one (21) years of age or older (Article V, Section 5.12(b));

                  (3)   Maternity care for pregnant Enrollees (Article V,
      Section 5.12(c)); and

                  (4) Family planning services and supplies, including physical examination and counseling provided during the visit, annual physical examination for family planning purposes, pregnancy testing, voluntary sterilization, insertion or injection of contraceptive drugs or devices, contraceptive drugs and supplies, and related laboratory and diagnostic testing (except to the extent an Enrollee has chosen to obtain such services and supplies from a non-Affiliated Provider, in which case the Department shall be responsible for providing payment for such services).

            (e) Exclusions from Covered Services. In addition to those services and benefits excluded from Covered Services by 89 Ill. Adm. Code, Part 140, as amended from time to time, the following services and benefits shall NOT be included as Covered Services:

                  (1)   Dental services;

                  (2) Mental health clinic services as provided through a community behavioral health provider as identified in 89 Ill. Adm. Code
      140.452 and 140.454 and further defined in 59 Ill. Adm. Code, Part 132 "Medicaid Community Mental Health Services Program."

                  (3) Subacute alcoholism and substance abuse treatment services as provided through a community behavioral health provider as identified in 89 111. Adm. Code 148.340(a) and further defined in 77 Ill. Adm. Code 2090.

                  (4) Routine examinations to determine visual acuity and the refractive state of the eye, eyeglasses, other devices to correct vision, and any associated supplies and equipment. The Contractor shall refer Enrollees needing such services to Providers participating in the Medical Assistance Program able to provide such services, or to a central referral entity that maintains a list of such Providers;

                  (5) Nursing facility services, or equivalent care provided at home because a skilled nursing facility is unavailable, beginning on the ninety-first (91st) day of service in a calendar year;

                  (6) Services provided in an Intermediate Care Facility for the Mentally Retarded/Developmentally Disabled and services provided in a nursing facility to mentally retarded or developmentally disabled Participants;

                  (7) Early intervention services, including case management, provided pursuant to the Early Intervention Services System Act (325 ILCS 20 et seq.);

                  (8) Services provided through school-based clinics as such clinics are defined by the Department;

                  (9) Services provided through local education agencies that are enrolled with the Department under an approved individual education plan (IEP);

                  (10) Services provided under Section 1915(c) home and community-based waivers;

                  (11) Services funded through the Juvenile Rehabilitation Services Medicaid Matching Fund;

                  (12) Services that are experimental and/or investigational in nature;

                  (13) Services provided by a non-Affiliated Provider and not authorized by the Contractor, unless this Contract specifically requires that such services be covered;

                  (14) Services that are provided without first obtaining a required referral or prior authorization as set forth in the Enrollee handbook;

                  (15) Medical and/or surgical services provided solely for cosmetic purposes; and

                  (16) Diagnostic and/or therapeutic procedures related to infertility/sterility.

            (f) Limitations on Covered Services. The following services and benefits shall be limited as Covered Services:

                  (1) Termination of pregnancy shall be provided only as allowed by applicable State and federal law (42 C.F.R. Part 441, Subpart
      E). In any such case, the requirements of such laws must be fully complied with and DPA Form 2390 must be completed and filed in the Enrollee's medical record. Termination of pregnancy shall not be provided to KidCare Enrollees.

                  (2) Sterilization services may be provided only as allowed by State and federal law (see 42 C.F.R. Part 441 Subpart F). In any such case, the requirements of such laws must be fully complied with and a DPA Form 2189 must be completed and filed in the Enrollee's medical record.

                  (3) If a hysterectomy is provided, a DPA Form 1977 must be completed and filed in the Enrollee's medical record.

            (g) Right of Conscience. The parties acknowledge that pursuant to 745 ILCS 70/1 et seq., a Contractor may choose to exercise a right of conscience by not rendering certain Covered Services. Should the Contractor choose to exercise this right, the Contractor must promptly notify the Department of its intent to exercise its right of conscience in writing. Such notification shall contain the services that the Contractor is unable to render pursuant to the exercise of the right of conscience. The parties agree that at that time the Department shall adjust the Capitation payment to the Contractor and amend the contract accordingly.

            Should the Contractor choose to exercise this right, the Contractor must notify Potential Enrollees, Prospective Enrollees and Enrollees that it has chosen to not render certain Covered Services, as follows:

                  (1)   To Potential Enrollees, prior to Enrollment;

                  (2)   To Prospective Enrollees, during Enrollment; and

                  (3) To Enrollees, within ninety (90) days after adopting a policy with respect to any particular service that previously was a Covered Service.

            (h)   Emergency Services.

                  (1) The Contractor shall cover Emergency Services for all Enrollees whether the Emergency Services are provided by an Affiliated or non-Affiliated Provider.

                  (2) The Contractor shall not impose any requirements for prior approval of Emergency Services. If an Enrollee calls the Contractor to request Emergency Services, such call shall receive an immediate response.

                  (3) The Contractor shall cover Emergency Services for Enrollees who are temporarily away from their residence and outside the Contracting Area for all Emergency Services to which they would be entitled within the Contracting Area.

                  (4) The Contractor shall have no obligation to cover medical services provided on an emergency basis that are not Covered Services under this Contract.

                  (5) Elective care or care required as a result of circumstances that could reasonably have been foreseen prior to the Enrollee's departure from the Contracting Area are not covered. Unexpected hospitalization due to complications of pregnancy shall be covered. Routine delivery at term outside the Contracting Area, however, shall not be covered if the Enrollee is outside the Contracting Area against medical advice unless the Enrollee is outside of the Contracting Area due to circumstances beyond her control. The Contractor must educate the Enrollee of the medical and financial implications of leaving the Contracting Area and the importance of staying near the treating Provider throughout the last month of pregnancy.

                  (6) The Contractor shall provide ongoing education to Enrollees regarding the appropriate use of Emergency Services.

                  (7) The Contractor shall not condition coverage for Emergency Services on the treating Provider notifying the Contractor of the Enrollee's screening and treatment within ten (10) calendar days of presentation for Emergency Services.

                  (8) The determination of whether or not an Enrollee is sufficiently Stabilized for discharge or transfer to another facility shall be binding on the Contractor.

            (i) Post-Stabilization Services. The Contractor shall cover Post-Stabilization Services provided by an Affiliated or non-Affiliated Provider in any the following situations: (a) the Contractor authorized such services;
(b) such services were administered to maintain the Enrollee's stabilized condition within one (1) hour of a request to the Contractor for authorization of further Post-Stabilization Services; or (c) the Contractor does not respond to a request to authorize further Post-Stabilization Services within one (1) hour, the Contractor could not be contacted, or the Contractor and the treating Provider cannot reach an agreement concerning the Enrollee's care and an Affiliated Provider is unavailable for a consultation, in which case the treating Provider must be permitted to continue the care of the Enrollee until an Affiliated Provider is reached and either concurs with the treating Provider's plan of care or assumes responsibility for the Enrollee's care.

            (j) Additional Services or Benefits. The Contractor shall obtain prior approval from the Department before offering any additional service or benefit not required under this Contract to all Enrollees. The Contractor shall notify Enrollees before discontinuing an additional service or benefit. The notice to Enrollees must be approved in advance by the Department. The Contractor shall continue any ongoing course of treatment for an Enrollee then receiving such service or benefit.

            (k) Telephone Access. The Contractor shall establish a toll-free twenty-four (24) hour telephone number to confirm eligibility for benefits and seek prior approval for treatment where required under the Plan, and shall assure twenty-four (24) hour access, via telephone(s), to medical professionals, either to the Plan directly or to the Primary Care Providers, for consultation to obtain medical care. The Contractor must also make a toll-free number available, at a minimum during the business hours of 9:00 a.m. until 5:00 p.m. on regular business days. This number also will be used to confirm eligibility for benefits, for approval for non-emergency services and for Enrollees to call to request Site, Primary Care Provider, or Women's Health Care Provider changes, to make complaints or grievances, to request disenrollment and to ask questions. The Contractor may use one toll-free number for these purposes or may establish two separate numbers.

            (l) Pharmacy Formulary. The Contractor shall establish a pharmacy formulary that is no more restrictive than the Medical Assistance Program's pharmaceutical program. In particular, the Contractor shall comply with the following requirements:

                  (1) For drugs included as a pharmaceutical benefit in the Medical Assistance Program:

                        (A) the Contractor's formulary must include every single source drug product covered by the Department under the Medical Assistance Program;

                        (B) the Contractor's formulary must cover at least one manufacturer's product for each multi-source drug product; and

                        (C) the Contractor may develop a preferred drug list or otherwise require the prior approval for drugs. The Contractor shall submit to the

            Department any preferred drug list used, including an explanation of how it is to be implemented, and a list of all other drugs requiring prior approval. Any preferred drug list or prior approval requirement is subject to approval by the Department.

                  (2) The Contractor shall provide a mechanism whereby a prescribing Provider may request approval of drugs requiring prior approval or drugs not included on the Contractor's formulary. The Contractor shall provide a response by telephone or other telecommunication device within one (1) hour of receipt of the request in the case of Emergency Services or Post-Stabilization Services and, in other cases, within twenty-four (24) hours of receipt of the request. The Contractor's pharmacy formulary shall provide a process for appealing denials of prescription drug coverage that is timely and not unduly cumbersome.

                  (3) The Contractor shall not, without the prescriber's explicit approval, require a pharmacist to substitute a drug that is not strictly bioequivalent to the one prescribed.

                  (4) The Contractor shall inform its Providers of the pharmacy formulary policy required in this Section.

                  (5) The Contractor shall not set a limit on the quantities of drugs that an Enrollee may obtain at one time with a prescription unless that limit is applied uniformly to all pharmacy providers in the Contractor's network.

      5.2 MARKETING. The Contractor shall, initially and as revised, submit to the Department for the Department's review and prior written approval all of the following materials: Certificate of Coverage or Document of Coverage; Enrollee Handbooks; Marketing Materials, including Marketing brochures and fliers; Marketing plans, including descriptions of proposed Marketing approaches and Marketing procedures; training materials and training schedules relating to services under this Contract; and all other materials and procedures utilized by the Contractor in connection with Marketing and training. Any substantive revisions to the foregoing materials that will either directly or indirectly affect interpretation of benefits, the delivery of services or the administration of benefits are subject to the Department's prior written approval as set forth in this paragraph.

      Marketing by mail, mass media advertising and community oriented Marketing directed at Potential Enrollees will be allowed subject to the Department's prior approval. The Contractor shall be responsible for all costs of mailing, including labor costs. The Department reserves the right to determine and set the sole process of, cost, and payment for Marketing by mail, using names and addresses of Participants supplied by the Department, including the right to limit Marketing by mail to a vendor under contract to the Department and the terms and conditions set forth in that vendor contract. The Contractor shall distribute Marketing materials to the entire Contracting Area, but to the extent permitted by law and approved by the Department, Contractors may market selectively by eligibility category, by Contracting Area, by county, by local Department of Human Services office area or by other geographic area.

      The   Contractor agrees to be bound by the following requirements for
Marketing:

            (a) The Contractor shall not engage in Marketing practices that mislead, confuse or defraud either Potential Enrollees or the Department;

            (b) Marketing Materials must be clear and must include, at a minimum, the information required in Article V, Section 5.4;

            (c) Marketing Materials shall not include any assertion or statement that the Contractor is endorsed by CMS or the Department, and neither the Contractor nor its Marketing personnel shall make such assertions or statements, whether in writing or orally;

            (d) Potential Enrollees shall be solicited from a geographic area that does not exceed the Contracting Area(s);

            (e) Potential Enrollees may not be discriminated against on the basis of health status or need for health care services or on any illegal basis;

            (f) The Contractor's Marketing shall be designed to reach a distribution of Potential Enrollees across age and sex categories, as such categories are established for rates as set forth in Attachment I, in the Contracting Area(s). The Contractor's Marketing shall not be designed to achieve favorable reimbursement by enrolling a disproportionate percentage of individuals from a particular age and sex category or family income level;

            (g) The Contractor shall not actively facilitate disenrollment of Enrollees from other plans, by providing Managed Care Disenrollment Forms or otherwise, including transporting Enrollees for the purpose of their disenrollment. The Contractor may educate Enrollees on the disenrollment process. The Contractor shall not offer gifts or incentives to Enrollees of other plans that are not offered to all Potential Enrollees;

            (h) Marketing personnel who engage in Marketing services under this Contract are considered the agents of the Contractor, whether they are employees, independent contractors, or independent insurance brokers. The Contractor shall be held responsible for any misrepresentation or inappropriate activities by such Marketing personnel. All Marketing personnel are required to participate in training sessions that may be developed and presented by the Department, and which sessions set forth the Department requirements, expectations and limitations on Marketing practices in which the Contractor's personnel will engage. The individual salaries, benefits or other compensation paid by the Contractor to each of its Marketing personnel shall consist of no less than seventy-five percent (75%) salary and benefits and no more than twenty-five percent (25%) commission in cash or kind. The salary, benefit and other compensation schedules for such personnel are subject to audits by the Department, Office of Inspector General and as set forth in Article IX, Section
9.1. All salary schedules shall be kept by the Contractor to enable the Department or any Authorized Persons to identify a specific enunciation of each Marketing personnel's total salary, benefit and other compensation, the percentage of that salary, benefits or other compensation that was based on commission and the basis for such commission. The Contractor shall hold the Department harmless for any and all claims, complaints or causes of action that shall arise as a result of this contractually imposed salary, benefit and other compensation structure for Marketing Personnel.

            Compensation of independent insurance brokers who hold a producers license issued by the State of Illinois Department of Insurance is not subject to the limitations on commission described in the above paragraph. All other provisions of the Contract regarding Marketing shall apply to the Contractor with respect to the activities of independent insurance brokers.

            (i) It shall be the duty and obligation of the Contractor to credential and where necessary or appropriate, recredential all Marketing personnel, including trainers and field supervisors. Recredentialing shall be performed at the time the Department of Insurance renews the individual's license or certification. Recredentialing activity that changes the status of Marketing personnel shall be submitted to the Department as changes occur. No current or future personnel of the Contractor may engage in Marketing activities hereunder without first meeting all credentialing requirements set forth herein as well as in the regulations, guidelines or policies of the Department. At a minimum, all Marketing personnel of the Contractor, including independent insurance brokers, must meet the following credentialing requirements:

                  (1) must have been trained in all provisions of the Contractor's Department approved training manual for marketers;

                  (2) must hold a valid license or certification as issued by the State of Illinois, Department of Insurance, a copy of which must be submitted to the Department prior to any Marketing personnel's engaging in Marketing activities hereunder;

                  (3) may not engage in Marketing activities for any other MCO that has a contract with the Department;

                  (4)   may not also be Providers of medical services;

                  (5) may not have been convicted of any felony within the last ten (10) years;

                  (6) may not have been terminated from employment in the previous twelve (12) months by any MCO for engaging in any prohibited Marketing practices or misconduct associated with or related to Marketing activities. The Contractor shall obtain a written consent from all Marketing personnel for prior employers to release employment information to the Contractor concerning any prior or current employment in which Marketing activities were performed by any Marketing personnel and contact the previous employer(s). The Contractor may use any other employment practices it deems appropriate to obtain and meet these credentialing requirements; and

                  (7)   must not be an Ineligible Person.

            (j) The Department may at any time, in its own discretion and without notification to the Contractor, attend any Marketing training session conducted by the Contractor.

            (k) The Contractor must immediately notify the Department, in writing, of any individual who is hired by the Contractor who has previously been employed by an agent for the Department responsible for the education of Potential Enrollees about managed care.

            (l) The Contractor shall immediately notify the Department and the Office of Inspector General, in writing, of any inappropriate Marketing activities.

            (m) Before any individual may engage in any Marketing activity under this Contract, the Contractor shall provide, in a format designated by the Department, the name and Social Security number and a copy of the Department of Insurance license or certification of that individual to the Department and certify to the Department that the individual meets the minimum credentialing requirements above. The Department must provide written approval of such individual before the individual may engage in any Marketing activity under this Contract.

            Thereafter, on a monthly basis, the Contractor shall report, in a format designated by the Department, the name and Social Security numbers of all Marketing personnel to the Department. It is the obligation of the Contractor to ensure that the Department has a current list of all Marketing personnel. The Contractor must immediately notify the Department, in writing, of any Marketing personnel who terminate employment with the Contractor either voluntarily or involuntarily. If termination is involuntary, the Contractor must notify the Department if the reason for termination is related to misconduct under this Contract.

            (n) The Contractor shall not engage in any Marketing activities directed at enrolling Potential Enrollees while they are admitted to any inpatient facilities.

            (o) Marketing in or immediately outside of any Department or Department of Human Services field office is strictly prohibited.

            (p) Marketing at Provider offices or facilities is permissible under the following circumstances:

                  (1) the Contractor must have a written agreement with the Provider, signed by the Provider or his designee a copy of which shall be kept on file by the Contractor and submitted to the Department annually and thereafter upon request. Such written agreement shall set forth specifically what Marketing may be conducted at that Provider office or facility, the frequency with which those Marketing activities may occur and a description of the setting in which the Marketing activities will occur;

                  (2) no Marketing activities may be conducted in emergency room waiting areas or in treatment areas at any Provider office or facility; and

                  (3) at no time shall any Marketing personnel have access to a Potential Enrollee's medical records regardless of whether such Marketing activity is conducted at the Provider office or facility or another location.

            (q) Direct or indirect door-to-door, telephonic, or other cold call Marketing is strictly prohibited. Door-to-door Marketing is direct or indirect "cold call" or unsolicited Marketing activities at an individual's-residence "Cold call" Marketing means any unsolicited personal contact by MCO personnel with the Potential Enrollee at that individual's residence for the purpose of influencing the individual to enroll with that MCO and includes unsolicited telephone contact and any other type of contact made without the individual's written consent. Such written consent may be obtained at the initiation of a visit to an individual's residence as long as the Contractor has obtained the individual's oral consent prior to the visit and has documented such consent in a written form that identifies the person granting the consent and the person receiving the consent, as well as the date, time and place that the oral consent was given. Any contacts at the individual's residence must be made within thirty (30) days from the date the individual gave oral consent. Soliciting individuals to provide the names of other Potential Enrollees is also strictly prohibited. Nothing in this section shall prohibit the Contractor from distributing unsolicited Marketing materials via the United States Postal Service or a commercial delivery service where such service is unrelated to the Contractor.

            (r) Prior to conducting any Marketing activities, the Contractor must obtain an authorization to use or disclose an individual's "protected health information" (as defined in Attachment IV to this Contract) for such purposes. To the extent such Marketing activities involve direct or indirect remuneration to the Contractor from a third-party, the authorization shall clearly state the existence of such remuneration. The restrictions of this
Article V, Section 5.2 (q) shall not apply to Marketing activities that are related to the following: (i) a description of medical services that are included in the plan of benefits offered by the Contractor pursuant to this Contract, including communications concerning the network of Providers, replacement of or enhancements to the Contractor's plan of benefits, and health-related products or services that are available only to Enrollee, which add value but are not party of the plan of benefits; (ii) communications for treatment of the individual; (iii) communications for case management or care coordination for the individual or to direct or recommend alternative treatments, therapies, Providers, or settings of care for an Enrollee; (iv) in-person communications of any kind between the Contractor and a Potential Enrollee, Prospective Enrollee, or Enrollee; or (v) the provision of a gift or incentive that complies with Section 5.3 of this Contract.

      5.3   INAPPROPRIATE ACTIVITIES. The Contractor shall not:

            (a) provide cash to Potential Enrollees, Prospective Enrollees or Enrollees, except for stipends, in an amount approved by the Department, and reimbursement of expenses provided to Enrollees for participation on committees or advisory groups;

            (b) provide gifts or incentives to Potential Enrollees or Prospective Enrollees unless such gifts or incentives: (1) are provided to meet the objectives of the Medical Assistance Program or KidCare; (2) do not exceed a nominal value (i.e., an individual gift or incentive may not exceed ten dollars ($10)); and (3) have been pre-approved by the Department;

            (c) provide gifts or incentives to Enrollees unless such gifts or incentives (1) are provided to promote preventive care; (2) are not in the form of cash or an instrument that may be converted to cash; and (3) have been pre-approved by the Department;

            (d) seek to influence a Potential Enrollee's Enrollment with the Contractor in conjunction with the sale of any other insurance;

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

            (e) induce providers or employees of the Department or the Department of Human Services to reveal confidential information regarding Participants or otherwise use such confidential information in a fraudulent manner;

            (f) threaten, coerce or make untruthful or misleading statements to Potential Enrollees, Prospective Enrollees or Enrollees regarding the merits of Enrollment in the Contractor's Plan or any other plan; or

            (g) present an incomplete Managed Care Enrollment Form to a Potential Enrollee for his signature.

      5.4 OBLIGATION TO PROVIDE INFORMATION. The Contractor agrees to have written policies and to provide Basic Information to the individuals, and to notify such individuals that translated materials are available and how to obtain them, and at the times described below:

            (a) to each Enrollee or Prospective Enrollee within thirty (30) days after it receives notice of the individual's enrollment and within thirty
(30) days following a significant change;

            (b)   to any Potential Enrollee who requests it; or

            (c) once a year Contractor must notify its Enrollees of their right to request and obtain the Basic Information.

            (d)   "Basic Information" as used herein shall mean:

                  (1) types of benefits, and amount, duration and scope of such benefits available under the Plan. There must be sufficient detail to ensure Enrollees understand the benefits that they are entitled to receive as Covered Services, including Pharmaceuticals and behavioral health services;

                  (2) procedures for obtaining Covered Services, including authorization and approval requirements, if any;

                  (3) information, as provided by the Department, regarding any benefits to which an Enrollee may be entitled under the Medical Assistance Program or KidCare that are not provided under the Plan and specific instructions on where and how to obtain those benefits, including how transportation is provided and that family planning services may be obtained from an Affiliated or non-Affiliated Provider;

                  (4) any restrictions on an Enrollee's freedom of choice among Affiliated Providers;

                  (5) the extent to which after-hours coverage and Emergency Services are provided, including the following specific information: (a) definitions of "Emergency Medical Condition," "Emergency Services," and "Post-Stabilization Services" that reference the definitions set forth herein; (b) the fact that prior authorization is not required for Emergency Services; (c) the fact that, subject to the provisions of this

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      Contract, an Enrollee has a right to use any hospital or other setting to receive Emergency Services; (d) the process and procedures for obtaining Emergency Services; and (e) the location of Emergency Services and/or Post-Stabilization Services Providers that are Affiliated Providers.

                  (6) the procedures for obtaining Post-Stabilization Services in accordance with the terms set forth Article V, Section 5.1(i);

                  (7) policy on referrals for specialty care and for Covered Services not furnished by an Enrollee's Primary Care Provider;

                  (8) cost sharing, if any;

                  (9) the rights, protections, and responsibilities of an Enrollee as specified in 42 C.F.R. Section 438.100, such as those pertaining to enrollment and disenrollment and those provided under State and Federal law;

                  (10) Grievance and fair hearing procedures and timeframes, provided that such information must be pre-approved before distribution;

                  (11) Appeal rights and procedures and timeframes, provided that such information must be pre-approved before distribution;

                  (12) names, locations, telephone numbers, and non-English languages spoken by current Affiliated Providers, including identification of those who are not accepting new patients; and

                  (13) a copy of the Contractor's Certificate of Coverage or Document of Coverage.

            (e) The following additional information must be provided by Contractor upon request to any Enrollee, Prospective Enrollee, and Potential
Enrollee:

                  (1) MCO and health care facility licensure;

                  (2) practice guidelines maintained by the Contractor in accordance with Article V, Section 5.5; and

                  (3) information about Affiliated Providers of health care services, including education, Board certification and recertification, if appropriate.

            (f) The Contractor must make a good faith effort to give written notice of termination of a Provider, within fifteen (15) days following such termination, to each Enrollee who received his or her primary care from, or was seen on a regular basis by, the terminated Provider.

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

      5.5 QUALITY ASSURANCE, UTILIZATION REVIEW AND PEER REVIEW.

            (a) All services provided by or arranged for by the Contractor to be provided shall be in accordance with prevailing community standards. The Contractor must have in effect a program consistent with the utilization control requirements of 42 C.F.R. Part 456. This program will include, when so required by the regulations, written plans of care and certifications of need of care.

            (b) The Contractor shall adopt practice guidelines that meet the following criteria:

                  (1) Are based on valid and reliable clinical evidence or a consensus of health care professionals in a particular field;

                  (2) Consider the needs of the Enrollees;

                  (3) Are adopted in consultation with Affiliated Providers;

                  (4) Are reviewed and updated periodically, as appropriate; and

                  (5) Are disseminated to all affected Affiliated Providers and, upon request, to Enrollees and Potential Enrollees.

            (c) The Contractor shall have a Utilization Review Program that includes a utilization review plan, a utilization review committee, and appropriate mechanisms covering preauthorization and review requirements.

            (d) The Contractor shall establish and maintain a Peer Review Program approved by the Department to review the quality of care being offered by the Contractor, employees and subcontractors.

            (e) The Contractor agrees to comply with the quality assurance standards attached hereto as Exhibit A.

            (f) The Contractor agrees to comply with the utilization review standards and peer review standards attached hereto as Exhibit B.

            (g) The Contractor agrees to conduct a program of ongoing review that evaluates the effectiveness of its quality assurance and performance improvement strategies designed in accordance with the terms of this Article V,
Section 5.5, and to report to the Department the results of such review as provided in Article V, Section 5.10 herein.

            (h) The Contractor shall not compensate individuals or entities that conduct utilization review activities on its behalf in a manner that is structure to provide incentives for the individuals or entities to deny, limit, or discontinue Covered Services that are Medically Necessary for any Enrollee.

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

      5.6 PHYSICIAN INCENTIVE PLAN REGULATIONS. The Contractor shall comply with the provisions of 42 C.F.R. 422.208 and 422.210. If, to conform with these regulations, the Contractor performs Enrollee satisfaction surveys, such surveys may be combined with those required by the Department pursuant to Article V,
Section 5.17 of this Contract.

      5.7 PROHIBITED AFFILIATIONS.

            (a) The Contractor shall assure that all Affiliated Providers, including out-of-State Providers, are enrolled in the Medical Assistance Program, if such enrollment is required for such Provider by Department rules or policy in order to submit claims for reimbursement or otherwise participate in the Medical Assistance Program. The Contractor shall assure that any non-Affiliated Provider billing for services rendered in Illinois is enrolled in the Medical Assistance Program prior to paying claims.

            (b) The Contractor shall not employ, subcontract with, or affiliate itself with or otherwise accept any Ineligible Person into its network.

            (c) The Contractor shall screen all current and prospective employees, contractors, and sub-contractors, prior to engaging their services under this Contract by: (i) requiring them to disclose whether they are Ineligible Persons; (ii) reviewing the OIG's list of sanctioned persons (available on the World Wide Web at http://www.arnet.gov/epls) and the HHS/OIG List of Excluded Individuals/Entities (available on the World Wide Web at http://www.dhhs.gov/oig). The Contractor shall annually screen all current employees, contractors and sub-contractors providing services under this Contract. The Contractor shall screen out-of-State non-Affiliated Providers billing for Covered Services prior to payment and shall not pay such Providers who meet the definition of Ineligible Persons.

            (d) The Contractor shall terminate its relations with any Ineligible Person immediately upon learning that such Person or Provider meets the definition of an Ineligible Person and notify the OIG of the termination.

      5.8 RECORDS.

            (a) Maintenance of Business Records. The Contractor shall maintain all business and professional records that are required by the Department in accordance with generally accepted business and accounting principles. Such records shall contain all pertinent information about the Enrollee including, but not limited to, the information required under this Article V, Section 5.8. Medical records reporting requirements shall be adequate to ensure acceptable continuity of care to Enrollees.

            (b) Availability of Business Records. Records shall be made available in Illinois to the Department and Authorized Persons for inspection, audit, and/or reproduction as required in Article IX, Section 9.1. These records will be maintained as required by 45 C.F.R. Part 74. As a part of these requirements, the Contractor will retain all records for at least six (6) years after final payment is made under the Contract. If an audit, litigation or other action involving the records is started before the end of the six-year (6 year) period, the records must be retained until all issues arising out of the action are resolved.

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

            (c) Patient Records.

                  (1) Treatment Plans. The Contractor must develop and use treatment plans for chronic disease follow-up care that are tailored to the individual Enrollee. The purpose of the plan is to assure appropriate ongoing treatment reflecting the prevailing community standards of medical care designed to minimize further deterioration and complications. Treatment plans shall be on file with the permanent record for each Enrollee with a chronic disease and with sufficient information to explain the progress of treatment.

                  (2) Permanent Records. Immediately upon notification of an Enrollee's Enrollment with the Contractor, the Contractor shall create and maintain at the Enrollee's Primary Care Site an Enrollee file containing biographical and enrollment information relating to the Enrollee, including copies of all materials pertaining to the Enrollee provided by the Department. A permanent medical record shall be maintained at the Primary Care Site for every Enrollee and be available to the Primary Care Provider, Women's Health Care Provider and other Providers. Copies of the medical record shall be sent to any new Site to which the Enrollee transfers. The Contractor shall make documented efforts to obtain such consent. Copies of records shall be released only to Authorized Individuals. Original medical records shall be released only in accordance with Federal or State law, court orders, subpoenas, or a valid records release form executed by an Enrollee. The Contractor shall ensure that Enrollees have timely access to the records. The Contractor shall protect the confidentiality and privacy of minors, and abide by all Federal and State laws regarding the confidentiality and disclosure of medical records, mental health records, and any other information about Enrollee. The Contractor shall produce such records for the Department upon request. Medical records must include Provider identification and Enrollee identification. All entries in the medical record must be legible and dated, and the following, where applicable, shall be included:

            -     patient identification;

            - personal health, social history and family history, with updates as needed;

            -     risk assessment;

            -     obstetrical history (if any) and/or profile;

            -     hospital admissions and discharges;

            - relevant history of current illness or injury (if any) and physical findings;

            -     diagnostic and therapeutic orders;

            -     clinical observations, including results of treatment;

            -     reports of procedure, tests and results;

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

            -     diagnostic impressions;

            - patient disposition and pertinent instructions to patient for follow-up care;

            -     immunization record;

            -     allergy history;

            -     periodic exam record;

            - weight and height information and, as appropriate, growth chart;

            -     referral information, if any;

            -     health education and anticipatory guidance provided; and

            -     family planning and/or counseling.

      5.9 COMPUTER SYSTEM REQUIREMENTS.

            (a) The Contractor must establish and maintain a computer system compatible with the Department's system, and execute an electronic communication agreement provided by the Department. The system must be able to exchange data using a mutually agreed-upon transfer method. Suitable software products for data exchange can include but are not limited to a version of Connect Direct that is supported by Sterling Commerce, FTP, or other products to be determined by the Department. All costs associated with the data exchange software shall be borne by the Contractor.

            (b) The Contractor shall pay for a line connection for communication between the Contractor and the Department that shall be established by the Department. A 56KB or faster dedicated telecommunication line(s) will be necessary to interface directly with the State. All costs associated with interfacing with the Department shall be borne by the Contractor. The connection method will be a Frame Relay connection between the Contractor's production location and the Illinois Central Management Services HOST system utilizing TCP/IP. The Contractor must provide access and space for the installation of a Cisco Router and modem for the Frame Relay connection. The Contractor shall be responsible for providing the connection from the Frame Relay router to the Contractor's system. The Department shall place the order for this communication link with Illinois Central Management Services for the Contractor. The Contractor shall be responsible for providing the Department with all required information for the placement of the Frame Relay order with Illinois Central Management Services. There may be up to a sixty (60) day processing period between placement of the order and installation.

            (c) The Contractor must provide staff with proficient knowledge in telecommunications to ensure communication connectivity is established and maintained. In addition, the Contractor shall be responsible for the installation of any firewall devices required for the data communication link. The Contractor shall be responsible for performing Network

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Address Translation ("NAT") to facilitate connectivity and security protecting the Contractor's network.

            (d) The Contractor shall work with the Department to implement changes in technology as they become available to the Department. Any costs associated with the Contractor's side of processing, connectivity and/or changes to the manner in which the Contractor processes data for the Department shall be borne solely by the Contractor. The Contractor will work with the Department to resolve any issues related to these changes.

      5.10 REGULAR INFORMATION REPORTING REQUIREMENTS.

            (a) The Contractor shall submit to the Department regular reports and additional information as set forth in this Section. The Contractor shall ensure that data received from Providers and included in reports is accurate and complete by (1) verifying the accuracy and timeliness of reported data; (2) screening the data for completeness, logic, and consistency; and (3) collecting service information in standardized formats to the extent feasible and appropriate. All data collected by the Contractor shall be available to the Department and, upon request, to CMS. Such reports and information shall be submitted in a format and medium designated by the Department. A schedule of all reports and information submissions and the frequency required for each under this Contract is provided in Exhibit C. For purposes of this Article V, Section 5.10, the following terms shall have the following meanings: "annual" shall be defined by the State fiscal year beginning July first of each year and ending on but including June thirtieth of the following year; and "quarter" shall be defined as three consecutive calendar months of the State's fiscal year. The Department shall advise the Contractor of the appropriate format for such reports and information submissions in a written communication.

                  (1) ADMINISTRATIVE

                        (A) Disclosure Statements. The Contractor shall submit
            disclosure statements to the Department initially, annually, on request and as changes occur.

                        (B) Encounter Data.

                              1. Submission. The Contractor must report, in
                        accordance with Subsections (2) and (3) of this Article V, Section 5.10(a)(1)(B), all services received by Enrollees. On a monthly basis, the Contractor shall provide the Department with files in the format and medium designated by the Department, prepared with claims level detail as required herein and in Exhibit D attached hereto, for all services received by Enrollees during a given month. This data must be received by the Department within one hundred twenty (120) days of the last day of the service month. Any claims processed by the Contractor for services provided in a given report month subsequent to submission of the monthly Encounter Data Report shall be reported on the next submission of the monthly Encounter Data Report. Encounter Data submitted for any claims

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

                        where the payment is later recouped from the Provider should be voided in the manner described by the Department.

                              2. Testing. Upon receipt of each submitted data
                        file, the Department shall perform two distinct levels of review:

                                    a. The first level of review and edits
                              performed by the Department shall check the data file format. These edits shall include, but are not limited to the following: check the data file for completeness of records; correct sort order of records; proper field length and composition; and correct file length. The format of the file, to be accepted by the Department, must be one hundred percent (100%) correct.

                                    b. If the format is correct, the Department
                              shall then perform the second level of review. This second review shall be for standard claims processing edits. These edits shall include, but are not limited to the following: correct Provider numbers; valid recipient numbers; valid procedure and diagnosis codes; cross checks to assure Provider and recipient numbers match their names; and the procedures performed are correct for the age and sex of the recipient. The acceptable error rate of claims processing edits of the encounter data provided by the Contractor in accordance with Exhibit D shall be determined by the Department. Once an acceptable error rate has been achieved, as determined by the Department, the Contractor shall be instructed that the testing phase is complete and that data should be sent in production.

                              3. Production. Once the Contractor's testing of
                        data specified in (B) above is completed, the Contractor will be certified for production. Once certified for production, the data shall continue to be submitted in accordance with (A) above. The data will continue to be reviewed for correct format and quality. The Contractor shall submit as many files as possible in a time frame agreed upon by the Department and the Contractor, to ensure all data is current.

                              4. Records that fail the edits described above in
                        (2) or (3) will be returned to the Contractor for correction. Corrected data must be returned to the Department for re-processing.

                        (C) Financial Reports. The Contractor shall provide the
            Department with copies of all financial reports the Contractor is required to file with the Department of Insurance.

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

                        (D) Report of Transactions with Parties of Interest. The
            Contractor shall report to the Department all "transactions" with a "party of interest" (as such terms are defined in Section 1903(m)(4)(A) of the Social Security Act and SMM 2087.6(A-B)), as required by Section 1903(m)(4)(A) of the Social Security Act.

                  (2) ENROLLEE MATERIALS. (In addition to the submission requirements described below, the Contractor must maintain documentation verifying that the information conveyed in the following categories of Enrollee materials are reviewed on an ongoing basis for accuracy and updated at least annually)

                        (A) Certificate or Document of Coverage and Any Changes
            or Amendments. The Contractor shall submit these documents to the Department for prior approval initially and as revised.

                        (B) Enrollee Handbook. The Contractor shall submit the
            handbook to the Department for prior approval initially and as revised. The Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

                        (C) Identification Card. The Contractor shall submit the
            identification card to the Department for prior approval initially and as revised. The Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

                        (D) Provider Directory. The Contractor shall submit the
            Provider Directory applicable to Enrollees to the Department for review initially, and annually thereafter.

                  (3) FRAUD/ABUSE

                        (A) Fraud and Abuse Report. The Contractor shall report
            all allegations of Fraud, Abuse or misconduct of Providers, Enrollees or Department employees to the OIG immediately upon knowledge of such Fraud, Abuse or misconduct. If no Fraud, Abuse or misconduct is reported to the OIG during a quarter, the Contractor shall file a certification of such with the OIG within thirty (30) days of the end of the quarter.

                  (4) MARKETING

                        (A) Marketing Allegation Investigations. On a monthly
            basis, the Contractor shall complete and submit the Department-approved Investigation Results Form summarizing the results of investigations of marketing allegations conducted by the Contractor.

                        (B) Marketing Allegation Notification. On a weekly
            basis, the Contractor shall complete and submit the Department-approved Marketing

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

            Allegation Notification Form identifying current marketing allegations originating through the Contractor.

                        (C) Marketing Materials. The Contractor shall submit all
            Marketing Materials to the Department for prior approval initially and as revised. The Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

                        (D) Marketing Plans and Procedures. The Contractor shall
            submit descriptions of proposed Marketing concepts, strategies, and procedures for approval initially and as revised.

                        (E) Marketing Representative Listing. On a monthly
            basis, on the first day of the month for that month, the Contractor shall provide the Department with a list of all Marketing personnel who are active as well as any Marketing personnel for whom a change of status has occurred since the last report month.

                        (F) Marketing Representative Terminations. The
            Contractor shall submit names of Marketing personnel who have terminated employment or association with the Contractor as such terminations occur. The submission shall indicate whether the termination was voluntary or involuntary and, if involuntary, shall state whether the reason for termination was related to misconduct under this Contract.

                        (G) Marketing at Sites:

                              1. Written Statement. To the extent the Contractor
                        conducts marketing activities at one or more Sites, the Contractor shall submit, on an annual basis and throughout the year as Sites are included or deleted from the Contractor's marketing schedule, a written statement or letter from each Site setting forth in detail the understanding between the parties including, but not limited to, the following information: what marketing activities may be conducted at the Site; the frequency with which those marketing activities may occur; and a description of the setting in which the marketing activities will occur.

                              2. Schedule. To the extent the Contractor conducts
                        marketing activities at one or more Sites, the Contractor shall submit, on a monthly basis, a schedule that reflects which of the Contractor's marketing representatives will market at such Site(s) and the dates and times when such activities will occur.

                        (H) Marketing Training Materials. The Contractor shall
            submit Marketing training materials relating to Marketing activities performed by the Contractor's marketing representatives under this Contract, including Marketing

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

            trainer scripts and marketing representative presentations scripts, to the Department for prior approval initially and as revised.

                        (I) Marketer Training Schedule and Agenda. On a
            quarterly basis, two weeks prior to the beginning of the report quarter, the Contractor shall provide the Department with its schedule for training of Marketing personnel. The model agenda for each type of training must accompany the schedule. The Contractor shall provide the Department with written notice of any changes to the quarterly schedule at least seventy-two (72) hours prior to the scheduled training.

                  (5) PROVIDER NETWORK

                        (A) Provider Network Submissions. The Contractor shall
            submit to the Department, in a format and medium designated by the Department, Provider network reports that shall include, without limitation, the following: monthly Provider Affiliation with Sites as set forth in the format given to the Contractor by the Department; monthly updating of all Providers who have either become a Provider in the Contractor's network or who have left the network since the last report; New Site Provider Affiliations as new Sites are added; Site terminations immediately as they occur; and Enrollee Site Transfers as they occur. New Site/PCP information shall be reported in a format and medium as required by the Department. During the term of this Contract, this report may be converted to electronic data transmission. The Department will give the Contractor no less than one hundred twenty (120) days notice prior to conversion of this report to electronic data transmission. Such notice shall advise the Contractor of the submission requirements.

                  (6) QUALITY ASSURANCE/MEDICAL

                        (A) Grievance Procedures. The Contractor shall submit
            Grievance Procedures to the Department for prior approval initially and as revised. The Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

                        (B) Network/Provider Ratio Report. The Contractor shall
            submit a quarterly report that provides the ratio of Primary Care Providers and Women's Health Care Provider (by Site) to Enrollees in a format provided by the Department.

                        (C) Quality Assurance, Utilization Review and Peer
            Review Annual Report (OA/UR/PR Annual Report). The Contractor shall submit a QA/UR/PR Annual Report on a yearly basis, no later than sixty (60) days following the close of the Contractor's reporting period. This report shall provide a summary review of the effectiveness of the Contractor's Quality Assurance Plan. The summary review shall contain the Contractor's processes for quality assurance, utilization review and peer review. Included with this report shall be a comprehensive description of the Contractor's network and an annual workplan

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

            outlining the Contractor's intended activities relating to quality assurance, utilization review, peer review and health education. The report's content, as determined by the Department is detailed in Exhibit A.

                        (D) QA/UR/PR Committee Meeting Minutes. The Contractor
            shall submit the minutes of these meetings to the Department on a quarterly basis.

                        (E) Behavioral Health Report. On a quarterly basis, the
            Contractor shall submit to the Department behavioral health utilization statistics and analysis as specified in Paragraph 13 of Exhibit A.

                        (F) Quality Assurance, Utilization Review, Peer Review
            and Health Education Plans. The Contractor shall submit such plans to the Department for prior approval initially and as revised. The Contractor shall not be required to submit for prior approval format changes, provided there is no change in the information conveyed.

                        (G) Summary of Grievances and Resolutions and External
            Independent Reviews and Resolutions. This quarterly report shall provide a summary of the grievances filed by Enrollees and the resolution of such grievances as well as a summary of all external independent reviews and the resolution of such reviews. Such report shall include types of grievances and external independent reviews by category and totals, the number and levels at which the grievances/reviews were resolved, the types of resolutions and the number pending resolution by category.

                  (7) SUBCONTRACTS AND PROVIDER AGREEMENTS

                        (A) Executed Subcontracts and Provider Agreements. The
            Contractor shall provide copies of any subcontract and Provider agreement to the Department upon request.

                        (B) Model Subcontracts and Provider Agreements. The
            Contractor shall provide copies of model subcontracts and Provider agreements related to Covered Services, assignment of risk and data reporting functions, including the form of all proposed schedules or exhibits, intended to be used therewith, and any substantial deviations from these model subcontracts and Provider agreements to the Department initially and as revised.

            (b) Additional Reports. The Contractor shall submit to the Department additional reports or submissions at the frequency set forth in Exhibit C and all other reports and information required by the provisions of this Contract.

            (c) Unless otherwise specified, the Contractor shall submit all reports to the Department within thirty (30) days from the last day of the reporting period or as defined in Exhibit C. All reports and submissions listed in this Article V, Section 5.10 must be submitted to the Department in a Department designated format and at the intervals set forth in Exhibit C. The Department may require additional reports throughout the term of this Contract. The

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Department will provide adequate notice before requiring production of any new reports or information, and will consider concerns raised by Contractors about potential burdens associated with producing the proposed additional reports. The Department will provide the basis (reason) for any such request. Failure of the Contractor to follow reporting requirements shall subject the Contractor to the sanctions in Article IX, Section 9.10.

      5.11 HEALTH EDUCATION. The Contractor shall establish and maintain an ongoing program of health education as delineated in its written plan and submitted annually to the Department. The health education program will advise Enrollees concerning appropriate health care practices and the contributions they can make to the maintenance of their own health. All health education materials must be approved by the Contractor's medical director. Providing material during Marketing and Enrollment does not satisfy the requirements of this Article V, Section 5.11. The Contractor must make documented efforts to educate Primary Care Providers on the importance of being active participants in the health education program and to ensure that such Primary Care Providers participate in the health education program. The health education program shall provide, at a minimum, the following:

            (a) Information on how to use the Plan, including information on how to receive Emergency Services in and out of the Contracting Area.

            (b) Information on preventive care including the value and need for screening and preventive maintenance.

            (c) Counseling and patient education as to the health risks of obesity, smoking, alcoholism, substance abuse and improper nutrition, and specific information for persons who have a specific disease.

            (d) Information on disease states, that may affect the general population.

            (e) Educational material in he form of printed, audio, visual or personal communication.

            (f) Information will be provided in language that the Enrollee understands and that meets the requirements set forth in Article II, Section 2.4.

            (g) A single individual appointed by the Contractor to be responsible for the coordination and implementation of the program.

            The Contractor further agrees to review the health education program, at regular intervals, for the purpose of amending same, in order to improve said program. The Contractor further agrees to supply the Department or its designee with the information and reports prescribed in its approved health education program or the status of such program.

      5.12 REQUIRED MINIMUM STANDARDS OF CARE. The Contractor shall provide or arrange to provide to all Enrollees medical care consistent with prevailing community standards at locations serving the Contracting Area that assure availability and accessibility to Enrollees.

      The Contractor will provide a system to notify Enrollees on an ongoing basis of the need for and benefits of health screenings and physical examinations. The Contractor will provide or arrange to provide such examinations to all of its Enrollees.

      The Contractor shall not be in violation of this Contract if a particular Enrollee or group of Enrollees do not receive one of the services listed in
Section 5.1(d) or in this Section 5.12(a) through (d) if Contractor requires its Affiliated Providers to offer those services and has documented its efforts to educate Enrollees about the availability of coverage for such services.

            (a) EPSDT Services to Enrollees Under Twenty-One (21) Years. All Enrollees under twenty-one (21) years of age should receive screening examinations including appropriate childhood immunizations at intervals as specified by the EPSDT Program as set forth in Sections 1902(a)(43)and 1905(a)(4)(B) of the Social Security Act and 89 I11. Adm. Code 140.485. Any condition discovered during the screening examination or screening test requiring further diagnostic study or treatment must be provided if within the scope of Covered Services. The Contractor shall refer the Enrollee to an appropriate source of care for any required services that are not Covered Services. If, as a result of EPSDT services, the Contractor determines an Enrollee is in need of services that are not Covered Services but are services otherwise provided for under the Medical Assistance Program, the Contractor will ensure that the Enrollee is referred to an appropriate source of care. The Contractor shall have no obligation to pay for services that are not Covered Services.

            At a minimum, the Contractor shall provide or arrange to provide all appropriate screening and vaccinations in accordance with OBRA 1989 guidelines to eighty percent (80%) of Enrollees younger than twenty-one (21) years of age. The Contractor shall track and monitor this provision on an ongoing basis and shall have in place a quality improvement initiative addressing compliance until such time as this performance goal is achieved and maintained.

            (b) Preventive Medicine Schedule (Services to Enrollees Twenty-One
(21) Years of Age and Over) The following preventive medicine services and age schedule is the minimum acceptable range and scope of required services for adults. The Contractor may substitute an alternate schedule for adult preventive medicine services as long as such schedule is based upon recognized guidelines such as those recommended by the current U.S. Preventive Services Task Force's "Guide to Clinical Preventive Services" and the Contractor submits the schedule to the Department and receives the Department's written approval for the alternate schedule prior to implementing it.

      The Contractor shall ensure that a complete health history and physical examination is provided to each Enrollee initially within the first twelve (12) months of enrollment. Thereafter, for Enrollees between ages Twenty-One (21) and Sixty-Four (64), the Contractor shall ensure that a complete health history and physical examination is conducted every 1-3 years, as indicated by Enrollee need and clinical care guidelines. For Enrollees aged Sixty-Five (65) and older, the Contractor shall ensure that a complete health history and physical examination is conducted annually.

      For purposes of this Section 5.12(b), a "complete health history and physical examination" shall include, at a minimum, the following health services as appropriate for the age and gender of each Enrollee:

            -     Appropriate initial and interval history

            -     Height and weight measurement

            -     Nutrition assessment and counseling

            -     Appropriate lifestyle and risk counseling

            - Health education and anticipatory guidance (including, without limitation, education on the need to monitor visual acuity for Enrollees ages 65 and older)

            -     Blood pressure

            -     Hearing evaluation (ages 65 and older)

            - Annual Papanicolaou (Pap) smear test or cervical smear and pelvic exam for female Enrollees (after three (3) or more consecutive satisfactory normal annual examinations, the Pap smear may be performed at the Physician's discretion based upon the Enrollee's risk assessment, but no less frequently than every three (3) years)

            -     Clinical breast examination for female Enrollees

            - Baseline mammogram for female Enrollees (ages 35-39) and annually for female Enrollees ages 40 and older (or earlier, as indicated for female Enrollees with a personal of family history of breast disease)

            - Rectal occult blood testing (ages 50 and older); sigmoidoscopy or colonoscopy should be considered every 5-10 years

            - Digital rectal examination and a prostate-specific antigen test annually based upon the Physician's recommendation for male Enrollees as follows:

                        - African-American male Enrollees (ages 40 and older)

                        - Male Enrollees of national origin other than African-American with a family history of prostate cancer (ages 40 and older)

                        - Asymptomatic male Enrollees of national origin other than African-American ages 50 and older)

            - Non-fasting or fasting total blood cholesterol test, at least every 5 years

            -     Dipstick urinalysis (ages 65 and older)

            - Thyroid function tests for female Enrollees (ages 65 and older)

            - Tetanus-diptheria (Td) booster shot every 10 years, unless contraindicated

            - Pneumococcal vaccine (ages 65 and older), unless contraindicated

            - Influenza vaccine annually (ages 65 and older), unless contraindicated

            Any known condition or condition discovered during the complete health history and physical examination requiring further Medically Necessary diagnostic study or treatment must be provided if within the scope of Covered Services.

            At a minimum, the Contractor shall provide or arrange to provide the initial history and physical examination to fifty percent (50%) of all Enrollees in their first twelve (12) months of coverage, to seventy percent (70%) of all Enrollees in their second twelve (12) months of coverage and eighty percent (80%) of all Enrollees in their third twelve (12) months of coverage or more. For purposes of this subsection, "twelve (12) months of coverage" may include up to forty-five (45) days interrupted coverage. The Contractor shall track and monitor this provision on an ongoing basis and shall have in place a quality improvement initiative addressing compliance until such time as this performance goal is achieved and maintained.

            (c) Maternity Care. The Contractor shall provide or arrange to provide quality care for pregnant Enrollees. At a minimum, the Contractor shall provide, or arrange to provide, and document:

                  (1) A comprehensive prenatal evaluation and care in accordance with the latest standards published by the American College of Obstetrics and Gynecology or the American Academy of Family Physicians. The specific areas to be addressed in regard to the provision of care include, but are not limited to, the following items: content of the initial assessment, including history, physical, lab tests and risk assessment including HIV counseling and voluntary HIV testing; follow-up laboratory testing; nutritional assessment and counseling; frequency of visits; content of follow-up visits; anticipatory guidance and appropriate referral activities.

            During the first year of this Contract, at least seventy percent (70%) of all pregnant Enrollees shall receive the minimum level of prenatal visits adjusted for the date of coverage under the Plan. During the second year of this Contract, the percentage in the preceding sentence shall increase to at least eighty percent (80%). For the exclusive purpose of calculating these rates, women who deliver within sixty (60) days of the first day of coverage under the Plan shall be excluded. The Contractor shall track and monitor this provision on an ongoing basis and shall have in place a quality improvement initiative addressing compliance until such time as this performance goal is achieved and maintained.

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

                  (2) The Contractor shall provide or arrange to provide nutritional assessment and counseling to all pregnant Enrollees. Individualized diet counseling is to be provided as indicated.

                  (3) The Contractor shall require its Primary Care Providers and Women's Health Care Providers to identify maternity cases presenting the potential for high-risk maternal or neonatal complications and arrange appropriate referral to physician specialist or transfer to Level III perinatal facilities as required. The Contractor shall utilize, for such high-risk consultation or referrals, the standards of care promulgated by the Statewide Perinatal Program of the Illinois Department of Human Services.

                  (4) The consulting physician at the perinatal center will determine the management of the Enrollee at that point in time. Should transport be required, the consultant at the perinatal center will identify the most appropriate mode of transport for such a transfer. Should the perinatal center be unable to accept the Enrollee due to bed unavailability, that center will arrange for admission of the Enrollee to an alternate Level III perinatal center. All records required for appropriate management of the high-risk Enrollee receiving consultation or referral to a perinatal center will be provided to the consulting physician as indicated. The Contractor will obtain from the consulting physician all necessary correspondence to enable the Primary Care Provider to provide, or arrange for the provision of, appropriate follow-up care for the mother or neonate following discharge.

            (d) Complex and Serious Medical Conditions.

                  (1) The Contractor shall provide or arrange to provide quality care for Enrollees with complex and serious medical conditions. At a minimum, the Contractor shall provide and document the following:

                        (A) Timely identification of Enrollees with complex and
            serious medical conditions.

                        (B) Assessment of such conditions and identification of
            appropriate medical procedures for monitoring or treating them.

                        (C) Implementation of a treatment plan in accordance
            with this Article V, Section 5.8(c)(1).

                  (2) The Contractor shall have procedures in place to identify Enrollees with special health care needs in order to identify any ongoing special conditions of the Enrollee that require a course of treatment or regular care monitoring. Appropriate health care professionals shall make such assessments. Such procedures must be delineated in the Contractor's Quality Assurance Plan, and ongoing monitoring shall occur in compliance with Exhibit A. Section 4.a.iv(d)(2).

                  (3) The Contractor shall have a mechanism in place to allow Enrollees with special health care needs as defined by the Contractor to have direct access to a specialist as appropriate for each Enrollee's condition and identified needs.

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

            (e) Access Standards.

                  (1) Appointments. Time specific appointments for routine, preventive care shall be made available within five (5) weeks from the date of request for such care. Enrollees with more serious problems not deemed Emergency Medical Conditions shall be triaged and provided same day service, if necessary. Enrollees with problems or complaints that are not deemed serious shall be seen within three (3) weeks from the date of request for such care. The Contractor shall have an established policy that scheduled Enrollees shall not routinely wait for more than one (1) hour to be seen by a Provider and no more than six (6) scheduled appointments shall be made for each Primary Care Provider per hour. Notwithstanding this limit, the Department recognizes that physicians supervising other licensed health care Providers may routinely account for more than six (6) appointments per hour.

                  (2) Services Requiring Prior Authorization. The Contractor shall provide, or arrange for the provision of, Covered Services as expeditiously as the Enrollee's health condition requires. Ordinarily, Covered Services shall be provided within fourteen (14) calendar days after receiving the request for service from a Provider, with a possible extension of up to fourteen (14) calendar days, if the Enrollee requests the extension or the Contractor provides written justification to the Department that there is a need for additional information and the Enrollee will not be harmed by the extension. If the Physician indicates, or the Contractor determines that following the ordinary time frame could seriously jeopardize the Enrollee's life or health, the Contractor shall provide, or arrange for the provision of, the Covered Service no later than seventy-two (72) hours after receipt of the request for service, with a possible extension of up to fourteen (14) calendar days, if the Enrollee requests the extension or the Contractor provides written justification to the Department that there is a need for additional information and the Enrollee will not be harmed by the extension.

            (f) Coordination with Other Service Providers.

                  (1) The Contractor shall encourage the Plan Providers and subcontractors to cooperate and communicate with other service providers who serve Enrollees. Such other service providers may include: Community Behavioral Health Providers; Special Supplemental Nutrition Programs for Women, Infants, and Children (commonly referred to as "WIC" programs); Head Start programs; Early Intervention programs; Public Health providers; local health departments; school-based clinics; and school systems. Such cooperation may include performing annual physical examinations for school and the sharing of information (with the consent of the Enrollee).

                  (2) The Contractor shall participate in the Family Case Management Program, which shall include, but is not limited to:

                        (A) Coordinating services and sharing information with
            existing Family Case Management Providers for its Enrollees;

                        (B) Developing internal policies, procedures, and
            protocols for the organization and its provide network for use with Family Case Management Providers serving Enrollees; and

                        (C) Conducting periodic meetings with Family Case
            Management Providers performing problem resolution and handling of grievances and issues, including policy review and technical assistance.

      5.13 AUTHORIZATION OF SERVICES. The Contractor shall have in place and follow written policies and procedures when processing requests for initial and continuing authorizations of Covered Services. Such policies and procedures shall ensure consistent application of review criteria for authorization decisions by a health care professional or professionals with expertise in treating the Enrollee's condition or disease and provide that the Contractor shall consult with the Provider requesting such authorization when appropriate. If the Contractor declines to authorize Covered Services that are requested by a Provider or authorizes one or more services in an amount, scope, or duration that are less than that requested, the Contractor shall notify the Provider orally or in writing and shall furnish the Enrollee with written notice of such decision. Such notice shall meet the requirements set fort in 42 C.F.R. 438.404.

      5.14 CHOICE OF PHYSICIANS. The Contractor shall afford to each Enrollee a choice of Primary Care Provider and, where appropriate, a Women's Health Care Provider.

      In each Contracting Area, there shall be at least one (1) full-time equivalent Physician for each 1,200 Enrollees, including one (1) full-time equivalent Primary Care Provider for each 2,000 Enrollees. In each Contracting Area, there shall be at least one (1) Women's Health Care Provider for each 2,000 female Enrollees between the ages of eighteen (18) and forty-four (44), at least one (1) Physician specializing in obstetrics for each 300 pregnant female Enrollees and at least one (1) pediatrician for each 2,000 Enrollees under age seventeen (17). All Physicians providing services shall have and maintain admitting privileges and, as appropriate, delivery privileges at an Affiliated Plan hospital; or, in lieu of these admitting and delivery privileges, the Physicians shall have a written referral agreement with a Physician who is in the Contractor's network and who has such privileges at an Affiliated Plan hospital. The agreement must provide for the transfer of medical records and coordination of care between Physicians.

      In any Contracting Area in which the Contractor does not satisfy the full-time equivalent provider requirements set forth above, the Contractor may demonstrate compliance with these requirements by demonstrating that (i) the Contractor's full time equivalent Physician ratios exceed ninety percent (90%) of the requirements set forth above, and (ii) that Covered Services are being provided in such Contracting Area in a manner which is timely and otherwise satisfactory. The Contractor shall comply with Section 1932(b)(7) of the Social Security Act.

      5.15 TIMELY PAYMENTS TO PROVIDERS. The Contractor shall make payments to Providers for Covered Services on a timely basis consistent with the Claims Payment Procedure described at 42 U.S.C. Section 1396a(a)(37)(A) and Illinois Public Act 91-0605. Complaints and/or disputes concerning payments for the provision of services as described in this paragraph shall be subject to the Contractor's Provider grievance resolution system. In particular, the Contractor must pay 90 percent (90%) of all "clean claims" from Providers within thirty
(30) days following
receipt. Further, the Contractor must pay 99 percent (99%) of all "clean claims" from Physicians within ninety (90) days following receipt. For purposes of this
Section 5.15, a "clean claim" means one that can be processed without obtaining additional information from the Physician who provided the service or from a third party, except that it shall not mean a claim submitted by or on behalf of a Physician who is under investigation for fraud or abuse, or a claim that is under review for medical necessity.

      The Contractor shall pay for all appropriate Emergency Services rendered by a non-Affiliated Provider within thirty (30) days of receipt of a complete and correct claim. If the Contractor determines it does not have sufficient information to make payment, the Contractor shall request all necessary information from the non-Affiliated Provider within thirty (30) days of receiving the claim, and shall pay the non-Affiliated Provider within thirty
(30) days after receiving such information. Such payment shall be made at the same rate the Department would pay for such services according to the level of services provided. Determination of appropriate levels of service for payment shall be based upon the symptoms and condition of the Enrollee at the time the Enrollee is initially examined by the non-Affiliated Provider and not upon the final determination of the Enrollee's actual medical condition, unless the actual medical condition is more severe. Within the time limitation stated above, the Contractor may review the need for, and the intensity of, the services provided by non-Affiliated Providers.

      The Contractor shall pay for all Post-Stabilization Services as a Covered Service in any the following situations: (a) the Contractor authorized such services; (b) such services were administered to maintain the Enrollee's stabilized condition within one (1) hour of a request to the Contractor for authorization of further Post-Stabilization Services; or (c) the Contractor did not respond to a request to authorize such services within one (1) hour, the Contractor could not be contacted, or, if the treating Provider is a non-Affiliated Provider, the Contractor and the treating Provider could not reach an agreement concerning the Enrollee's care and an Affiliated Provider was unavailable for a consultation, in which case the Contractor must pay for such services rendered by the treating non-Affiliated Provider until an Affiliated Provider was reached and either concurred with the treating non-Affiliated Provider's plan of care or assumed responsibility for the Enrollee's care.

      The Contractor shall pay for all Emergency Services and Post-Stabilization Services rendered by a non-Affiliated Provider, for which the Contractor would pay if rendered by an Affiliated Provider, at the same rate the Department would pay for such services, unless a different rate was agreed upon by the Contractor and non-Affiliated Provider.

      The Contractor shall accept claims from non-Affiliated Providers for at least one (1) year after the date the services are provided. The Contractor shall not be required to pay for claims initially submitted by such non-Affiliated Providers more than one (1) year after the date of service.

      5.16 GRIEVANCE PROCEDURE AND APPEAL PROCEDURE.

            (a) Grievance. The Contractor shall establish and maintain a procedure for reviewing Grievances registered by Enrollees. All Grievances shall be registered initially with the Contractor and may later be appealed to the Department. The Contractor's procedures must:

(1) be submitted to the Department in writing and approved in writing by the Department; (2) provide for prompt resolution, and (3) assure the participation of individuals with authority to require corrective action. The Contractor must have a Grievance Committee for reviewing Grievances registered by its Enrollees, and Enrollees must be represented on the Grievance Committee. At a minimum, the following elements must be included in the Grievance process:

                  (1) An informal system, available internally, to attempt to resolve all Grievances;

                  (2) A formally structured Grievance system that is compliant with Section 45 of the Managed Care Reform and Patient Rights Act and 42 C.F.R. Part 438 Subpart F to handle all Grievances subject to the provisions of such sections of the Act and regulations (including, without limitation, procedures to ensure expedited decision making when an Enrollee's health so necessitates);

                  (3) A formally structured Grievance Committee must be available for Enrollees whose Grievances cannot be handled informally and are not appropriate for the procedures set up under the Managed Care Reform and Patient Rights Act. All Enrollees must be informed that such a system exists. Grievances at this stage must be in writing and sent to the Grievance Committee for review;

                  (4) The Grievance Committee must have at least twenty-five percent (25%) representation by members of Contractor's prepaid plans, with at least one (1) Enrollee of Contractor's services under this Contract on the Committee. The Department may require that one (1) member of the Grievance Committee be a representative of the Department;

                  (5) Final decisions under the Managed Care Reform and Patient Rights Act procedures and those of the Grievance Committee may be appealed by the Enrollee to the Department under its Fair Hearings system;

                  (6) A summary of all Grievances heard by the Grievance Committee and by independent external reviewers and the responses and disposition of those matters must be submitted to the Department quarterly;

                  (7) An Enrollee may appoint a guardian, caretaker relative, Primary Care Provider, Women's Health Care Provider, or other Physician treating the Enrollee to represent him throughout the Grievance process.

            (b) Appeals. The Contractor shall establish and maintain a procedure for reviewing Appeals made by Enrollees or Providers. All Appeals shall be registered initially with the Contractor and may later be appealed to the Department. The Contractor's procedures must: (1) be submitted to the Department in writing and approved in writing by the Department; (2) provide for prompt resolution, and (3) assure the participation of individuals with authority to require corrective action. The Contractor must have a committee in place for reviewing Appeals made by its Enrollees. At a minimum, the following elements must be included in the Appeal process:

                  (1) A system that allows an Enrollee or Provider to file an Appeal either orally or in writing, within a reasonable period of time following the date of the notice of action that generates such Appeal, which reasonable period of time shall not be less than twenty (20) days nor more than ninety (90) days; provided that the Contractor may require an Enrollee or Provider to follow an oral Appeal with a written, signed Appeal unless the Enrollee or Provider has requested review on an expedited basis;

                  (2) A formally structured Appeals system that is compliant with Section 45 of the Managed Care Reform and Patient Rights Act and Subpart F of Section 438 of the Code of Federal Regulations to handle all Appeals subject to the provisions of such sections of the Act and C.F.R. (including, without limitation, procedures to ensure expedited decision making when an Enrollee's health so necessitates and procedures allowing for an external independent review of Appeals that are denied by the Contractor);

                  (3) Final decisions of Appeals not resolved wholly in favor of the Enrollee may be appealed by the Enrollee to the Department under its Fair Hearings system;

                  (4) A summary of all Appeals filed by Enrollees and the responses and disposition of those matters (including decisions made following an external independent review) must be submitted to the Department quarterly;

                  (5) An Enrollee may appoint a guardian, caretaker relative, Primary Care Provider, Women's Health Care Provider, or other Physician treating the Enrollee to represent him throughout the Appeal process.

            (c) The Contractor agrees to review its Grievance and Appeal procedures, at regular intervals, for the purpose of amending same when necessary. The Contractor shall amend the procedures only upon receiving the prior written consent of the Department. The Contractor further agrees to supply the Department and/or its designee with the information and reports prescribed in its approved procedure. This information shall be furnished to the Department upon its request.

      5.17 ENROLLEE SATISFACTION SURVEY. The Contractor shall annually conduct a uniform Enrollee Satisfaction Survey as approved by the Department. The Survey shall be administered in a manner consistent with the Department's required procedures and analyzed by the Contractor. The Department shall use reasonable efforts to assure that its required procedures comport with the accreditation requirements which the Contractor must follow when seeking accreditation from NCQA, JCAHO or other accrediting bodies; however, nothing in this Contract shall require such accreditation. The Contractor shall submit its findings and explain what actions it will take on its findings as part of the comprehensive Annual QA/UR/PR Report.

      5.18 PROVIDER AGREEMENTS AND SUBCONTRACTS.

           (a) The Contractor may provide or arrange to provide any Covered Services identified in Article V, Section 5.1 with Affiliated Providers or fulfill any other obligations under this Contract by means of subcontractual relationships.

                  (1) All Provider agreements and/or subcontracts entered into by the Contractor must be in writing and are subject to the following conditions:

                       (A) The Affiliated Providers and subcontractors shall be
            bound by the terms and conditions of his Contract that are appropriate to the service or activity delegated under the subcontract. Such requirements include, but are not limited to, the record keeping and audit provisions of this Contract, such that the Department or Authorized Persons shall have the same rights to audit and inspect subcontractors as they have to audit and inspect the Contractor.

                       (B) The Contractor shall remain responsible for the
            performance of any of its responsibilities delegated to Affiliated Providers or subcontractors.

                       (C) No Provider agreement or subcontract can terminate
            the legal responsibilities of the Contractor to the Department to assure that all the activities under this Contract will be carried out.

                       (D) All Affiliated Providers providing Covered Services
            for the Contractor under this Contract must currently be enrolled as Providers in the Medical Assistance Program. The Contractor shall not contract or subcontract with an Ineligible Person or a Person who has voluntarily withdrawn from the Medical Assistance Program as the result of a settlement agreement.

                       (E) All Provider agreements and subcontracts must comply
            with the Lobbying Certification contained in Article IX, Section
            9.22 of this Contract.

                       (F) All Affiliated Providers shall be furnished with
            information about the Contractor's Grievance and Appeal procedures at the time the Provider enters into an agreement with the Contractor and within fifteen (15) days following any substantive change to such procedures.

                       (G) The Contractor must retain the right to terminate any
            Provider agreement and/or subcontract, or impose other sanctions, if the performance of the Affiliated Provider or subcontractor is inadequate.

            (b) With respect to all Provider agreements and subcontracts made by the Contractor, the Contractor further warrants:

                (1) That such Provider agreements and subcontracts are binding;

                (2) That it will promptly terminate all contracts with Providers and/or subcontractors, or impose other sanctions, if the performance of the Affiliated Provider or subcontractor is inadequate;

                (3) That it will promptly terminate contracts with Providers who are terminated, barred, suspended, or have voluntarily withdrawn as a result of a settlement agreement, under either Section 1128 or Section 1128A of the Social Security Act, from participating in any program under federal law including any program under Titles XVIII, XIX, XX or XXI of the Social Security Act or are otherwise excluded from participation in the Medical Assistance Program or KidCare;

                  (4) That all laboratory testing Sites providing services under this Contract must possess a valid Clinical Laboratory Improvement Amendments ("CLIA") certificate and comply with the CLIA regulations found at 42 C.F.R. Part 493; and

                  (5) That it will monitor the performance of all Affiliated Providers and subcontractors on an ongoing basis subject each Affiliated Provider and subcontractor to formal review on a triennial basis, and, to the extent deficiencies or areas for improvement are identified during an informal or formal review, require that the Affiliated Provider or subcontractor take appropriate corrective action.

            (c) The Contractor will submit to the Department copies of model Provider agreements and/or subcontracts, initially and revised, that relate to Covered Services, assignment of risk and data reporting functions and any substantial deviations from these model Provider agreements or subcontracts. The Contractor shall provide copies of any other model Provider agreement or subcontract or any actual Provider agreement or subcontract to the Department upon request. The Department reserves the right to require the Contractor to amend any Provider agreement or subcontract as necessary to conform with the Contractor's duties and obligations under this Contract.

            The Contractor may designate in writing certain information disclosed under this Article V, Section 5.18 as confidential and proprietary. If the Contractor makes such a designation, the Department shall consider said information exempt from copying and inspection under Section 7(1)(b) or (g) of the State Freedom of Information Act (5 ILCS 140/1 et seq.). If the Department receives a request for said information under the State Freedom of Information Act, however, it may require the Contractor to submit justification for asserting the exemption. Additionally, the Department may honor a properly executed criminal or civil subpoena for such documents without such being deemed a breach of this Contract or any subsequent amendment hereto.

            (d) Prior to entering into a Provider agreement or subcontract, the Contractor shall submit a disclosure statement to the Department specifying any Provider agreement or subcontract and Providers or subcontractors in which any of the following have a five percent (5%) or more financial interest:

                (1) any Person also having a five percent (5%) or more financial interest in the Contractor or its affiliates as defined by 42 C.F.R. 455.101;

                (2) any director, officer, trustee, partner or employee of the Contractor or its affiliates; or

                (3) any member of the immediate family of any Person designated in (1) or (2) above.

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            (e) Any contract or subcontract between the Contractor and a FQHC or a RHC shall be executed in accordance with 1902(a)(13)(C) and 1903(m)(2)(A)(ix) of the Social Security Act, as amended by the Balanced Budget Act of 1997 and shall provide payment that is not less than the level and amount of payment which the Contractor would make for the Covered Services if the services were furnished by a Provider which is not an FQHC or a RHC.

      5.19 SITE REGISTRATION AND PRIMARY CARE PROVIDER/WOMEN'S HEALTH CARE PROVIDER APPROVAL AND CREDENTIALING.

           (a) The Contractor shall register with the Department each Site prior to assigning Enrollees to that Site to receive primary care. A fully executed Provider agreement must be in place between the Contractor and the Site prior to registration of the Site. All FQHCs and RHCs must be registered as unique sites, and all Enrollees receiving Covered Services at those unique sites must be reflected in those Sites in the Department's system. The Contractor must give advance notice to the Department as soon as practicable of the anticipated closing of a Site. If it is not possible to give advance notice of a closing of a Site, the Contractor shall notify the Department immediately when a Site is closed.

           (b) The Contractor shall submit to the Department for approval the name, license numbers, and other information requested in a format designated by the Department of all proposed Primary Care Providers and Women's Health Care Providers, as such new Primary Care Providers and Women's Health Care Providers are added to the Contractor's network through executed Provider agreements. A Primary Care Provider or Women's Health Care Provider may not be offered to Enrollees until the Department has given its written approval of the Primary Care Provider or Women's Health Care Provider.

           (c) All Primary Care Providers and Women's Health Care Providers must be credentialed by the Contractor. The credentialing process may be two-tiered, and the Contractor may assign Enrollees to a Primary Care Provider or Women's Health Care Provider following preliminary credentialing, provided that full credentialing is completed within a reasonable time following the assignment of Enrollees to the Primary Care Provider or Women's Health Care Provider. The Contractor must notify the Department when the credentialing process is completed and the results of the process. If the Contractor utilizes a single tiered credentialing process, the Contractor shall not assign Enrollees to a Primary Care Provider or Women's Health Care Provider until such Provider has been fully credentialed.

           (d) The Contractor's Provider selection policies and procedures shall not discriminate against particular Providers that serve high-risk populations or specialize in conditions that require costly treatment.

           (e) The Department, at its sole discretion, may eliminate the requirement for Site reporting at any time during the term of this Contract.

      5.20 ADVANCE DIRECTIVES. The Contractor shall comply with all rules concerning the maintenance of written policies and procedures with respect to advance directives as promulgated by CMS as set forth in 42 C.F.R. Section
422.128. The Contractor shall provide adult Enrollees with oral and written information on advance directives policies, and include a

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


description of applicable State law. Such information shall reflect changes in State law as soon as possible, but no later than ninety (90) days after the effective date of the change.

      5.21 FEES TO ENROLLEES PROHIBITED. Neither the Contractor, its Affiliated Providers, or non-Affiliated Providers shall seek or obtain funding through fees or charges to any Enrollee receiving Covered Services pursuant to this Contract, except as permitted or required by the Department in 89 Ill. Adm. Code 125 and/or the Department's fee-for-service copayment policy then in effect. The Contractor acknowledges that imposing charges in excess of those permitted under this Contract is a violation of Section 1128B(d) of the Social Security Act and subjects the Contractor to criminal penalties. The Contractor shall have language in all of its Provider subcontracts reflecting this requirement.

      5.22 FRAUD AND ABUSE PROCEDURES.

           (a) The Contractor shall have an affirmative duty to timely report suspected Fraud and/or Abuse in the Medical Assistance Program or KidCare by the Enrollees or others, suspected criminal acts by Providers or the Contractor's employees, or Fraud or misconduct of Department employees to the Public Aid Office of Inspector General. To this end, the Contractor shall establish the following procedures, in writing:

            (1) the Contractor shall form a compliance committee and appoint a single individual to serve as liaison to the Department regarding the reporting of allegations of Fraud, Abuse, or misconduct;

            (2) the Contractor's procedure shall ensure that any of Contractor's personnel or subcontractors who identify suspected Fraud, Abuse, or misconduct shall make a report to Contractor's liaison;

            (3) the Contractor's procedure shall ensure that the Contractor's liaison shall provide notice of any allegation to the OIG immediately upon receiving such report. If no reports are received in a quarter, the liaison shall certify, in writing, to the OIG that no such reports were received. Reports shall be considered timely if they are made as soon as the Contractor knew or should have known of the suspected Fraud, Abuse, or misconduct, or if no reports were filed, the certification is received within thirty (30) days after the end of the quarter; and

            (4) the Contractor shall ensure that all its personnel and subcontractors receive notice of these procedures.

            (b) The Contractor shall not conduct any investigation of the suspected Fraud, Abuse, or misconduct of Department personnel, but shall report all incidents immediately to the OIG.

            The Contractor may conduct investigations of its personnel, Providers, subcontractors, or Enrollees. If the investigation discloses potential Fraud and Abuse, as defined in this Contract, the Contractor must immediately notify the OIG and, if so directed, cease its internal investigation. Should the allegation or investigation disclose potential criminal acts by

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the Contractor's personnel, Providers, subcontractors, or Enrollees, the
Contractor shall cease its internal investigation and immediately notify the OIG.

        (c) The Contractor shall cooperate with all investigations of suspected Fraud, Abuse, or Department employee misconduct.

      5.23 MISREPRESENTATION PROCEDURES. If an Enrollee states that one of the Contractor's marketing representatives has made a Misrepresentation, the Contractor shall conduct a retention interview with the Enrollee either at the time the allegation is made, if the Enrollee is on the telephone, or as soon as possible thereafter, if the Enrollee must be contacted. If, during the retention interview, the Enrollee requests disenrollment from the Contractor, the Contractor shall send a disenrollment form to the Enrollee within three (3) business days following the date of the request. The Contractor shall notify the Department weekly of all alleged misrepresentations by submitting a Marketing Allegation Notifications Form, in accordance with the terms of this Article V,
Section 5.13(a)(15). After investigating such allegations of Misrepresentations, the Contractor shall notify the Department of its findings on a monthly basis by submitting a Marketing Allegation Investigation Results Form, in accordance with the terms of this Article V, Section 5.13(a)(16).

      5.24 ENROLLEE-PROVIDER COMMUNICATIONS. Subject to this Article V, Section 5.1(g), and in accordance with the Managed Care Reform and Patient Rights Act, the Contractor shall not prohibit or otherwise restrict a Provider from advising an Enrollee about the health status of the Enrollee or medical care or treatment for the Enrollee's condition or disease regardless of whether benefits for such care or treatment are provided under this Contract, if the Provider is acting within the lawful scope of practice, and shall not retaliate against a Provider for so advising an Enrollee.

      5.25 HIPAA COMPLIANCE. Contractor shall comply with the terms of Sections B and C of the HIPAA Compliance Obligations set forth in Attachment III.

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                                   ARTICLE VI

                            DUTIES OF THE DEPARTMENT

      6.1 ENROLLMENT. Once the Department has determined that an individual is a Potential Enrollee and after the Potential Enrollee has selected the Contractor's Plan, such individual shall become a Prospective Enrollee. A Prospective Enrollee shall become an Enrollee on the effective date of coverage. Coverage shall begin as designated by the Department no later than the first day of a calendar month no later than three (3) calendar months from the date the Enrollment is entered into the Department's database, after Site assignment, to ensure that Contractor's Plan is reflected on the Department-issued medical card. The Department shall transmit to the Contractor, prior to the first day of each month of coverage, a Prelisting Report.

      6.2 PAYMENT. The Department shall pay the Contractor for the performance of the Contractor's duties and obligations hereunder. Such payment amounts shall be as set forth in Article VII of this Contract and Attachment I hereto. Unless specifically provided herein, no payment shall be made by the Department for extra charges, supplies or expenses, including, but not limited to, Marketing costs incurred by the Contractor.

      6.3 DEPARTMENT REVIEW OF MARKETING MATERIALS. Review of all Marketing Materials required by this Contract to be submitted to the Department for prior approval shall be completed by the Department on a timely basis not to exceed thirty (30) days from the date of receipt by the Department; provided, however, that if the Department fails to notify the Contractor of approval or disapproval of submitted materials within thirty (30) days after receiving such materials, the Contractor may begin to use such materials. The Department, at any time, reserves the right to disapprove any materials that the Contractor used and/or distributed prior to receiving the Departments express written approval. In the event the Department disapproves any materials, the Contractor immediately shall cease use and/or distribution of such materials.

      6.4 HIPAA COMPLIANCE. The Department shall comply with the terms of Section D of the HIPAA Compliance Obligations set forth in Attachment III.

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                                   ARTICLE VII

                               PAYMENT AND FUNDING

      7.1 CAPITATION PAYMENT. The Department shall pay the Contractor on a Capitation basis, based on age and gender categories of the Enrollee as shown on the table in Attachment I, a sum equal to the product of the approved Capitation rate and the number of Enrollees enrolled in that category as of the first day of that month. Rates reflected in Attachment I are for the period August 1, 2003 through July 31, 2005. At the end of the two year period, the Department will develop an update to the rates which will be offered to the Contractor through an amendment to the Contract.

      7.2 HOSPITAL DELIVERY CASE RATE PAYMENT. The Department shall pay the Contractor a Hospital Delivery Case Rate as shown in Attachment I for each hospital delivery. This payment will be generated upon receipt of the hospital Encounter Data that groups to a diagnostic related grouping (DRG) of 370, 371 372, 373, 374 or 375. These payments will be generated on a monthly basis only for the Encounter Data that is accepted by the Department.

      7.3 ACTUARIALLY SOUND RATE REPRESENTATION. The Department represents that actuarially sound Capitation rates and Hospital Delivery Case Rates were developed by the Department's contracted actuarial firm. The rates were developed from the fee-for-service equivalent values to be consistent with the Federal regulations promulgated pursuant to the Balanced Budget Act of 1997. The fee-for-service equivalent values were modified to reflect the following adjustments: projection of future medical cost increases for the two-year rate period beginning August 1, 2003, managed care utilization and cost adjustments, and an administration allowance for compliance with CMS rate setting guidelines and actuarial principles.

      7.4 NEW COVERED SERVICES. The financial impact of any new Covered Services added to the Contractor's responsibilities under this Contract will be evaluated from an actuarial perspective by the Department and, if deemed material, in the Department's sole opinion, the rates set forth in this Contract shall be amended accordingly.

      7.5 ADJUSTMENTS. Monthly payments to the Contractor will be adjusted for retroactive disenrollments of Enrollees, retroactive Enrollments of newborns, changes to Enrollee information that affect the monthly Capitation rate (i.e., region of residence, eligibility classification, age, gender), financial sanctions imposed in accordance with Article IX, Section 9.10, rate changes in accordance with amendments to Attachment I or third-party liability collections received by the Contractor, or other miscellaneous adjustments provided for herein. Adjustments shall be retroactive only to eighteen (18) months, unless otherwise provided for in writing by the Department.

      7.6 COPAYMENTS. The Contractor may charge copayments to Enrollees in a manner consistent with 89 I11. Adm. Code, Part 125 and/or the Department's fee-for-service copayment policy then in effect. If the Contractor desires to charge such copayments, the Contractor must provide written notice to the Department before charging such copayments. Such written notice to the Department shall include a copy of the policy the Contractor intends to give the Providers

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in its network. This policy must set forth the amount, manner, and circumstances in which copayments may be charged. Such policy is subject to the prior written approval of the Department. In the event the Contractor wishes to impose a charge for copayments after enrollment of a Participant, it must first provide at least sixty (60) days prior written notice to such Participant. The
Contractor shall be responsible for promptly refunding to a Participant any copayment that, in the sole discretion of the Department, has been inappropriately collected for Covered Services. The Contractor shall not charge copayments to any Enrollee who is an American Indian or Alaska Native. The Department will prospectively identify Enrollees who are American Indians or Alaska Natives.

      7.7 AVAILABILITY OF FUNDS. Payment of obligations of the Department under this Contract are subject to the availability of funds and the appropriation authority as provided by law. Obligations of the State will cease immediately without penalty of further payment being required if in any State fiscal year the Illinois General Assembly or federal funding source fails to appropriate or otherwise make available sufficient funds for this Contract within thirty (30) days of the end of the State's fiscal year.

          (a) If State funds become unavailable, as set forth herein, to meet the Department's obligations under this Contract in whole or in part, the Department will provide the Contractor with written notice thereof prior to the unavailability of such funds, or as soon thereafter as the Department can provide written notice.

          (b) In the event that funds become unavailable to fund this Contract in whole, this Contract shall terminate in accordance with Article VIII, Section 8.5(c) of this Contract. In the event that funds become unavailable to fund this Contract in part, it is agreed by both parties that this Contract may be renegotiated (as to premium or scope of services) or amended in accordance with
Article IX, Section 9.9(c). Should the Contractor be unable or unwilling to provide fewer Covered Services at a reduced Capitation rate, or otherwise be unwilling or unable to amend this Contract within ten (10) business days after receipt of a proposed amendment, the Contract shall be terminated on a date set by the Department not to exceed thirty (30) days from the date of such notice.

      7.8 DENIAL OF PAYMENT SANCTION BY CMS. The Department shall deny payments otherwise provided for under this Contract for new Enrollees when, and for so long as, payment or those Enrollees is denied by CMS under 42 C.F.R. Section 438.726.

      7.9 HOLD HARMLESS. The Contractor shall indemnify and hold the Department harmless from any and all claims, complaints or causes of action which arise as a result of the Contractor's failure to pay either any Provider for rendering Covered Services to Enrollees or any vendor, subcontractor, or the Department's mail vendor, either on a timely basis or at all, regardless of the reason or for any dispute arising between the Contractor and a vendor, mail vendor, Provider, or subcontractor; provided, however, that this provision will not nullify the Department's obligation under Article V, Sections 5.1 to cover services that are not Covered Services under this Contract, but that are eligible for payment by the Department.

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      The Contractor warrants that Enrollees will not be liable for any of the
Contractor's debts should the Contractor become insolvent or subject to insolvency proceedings as set forth in 215 ILCS 125/1-1 et seq.

      7.10 PAYMENT IN FULL. Acceptance of payment of the rates specified in this
Article VII for any Enrollee is payment in full for all Covered Services provided to that Enrollee, except to the extent the Contractor charges such Enrollee a copayment as permitted in this Contract.

      7.11 REMITTANCE ADVICE. Each month, the Department will create an electronic Remittance Advice file. This file will include, but is not limited to, identification of each Enrollee for whom payment is being made. This file is to be electronically retrieved by the Contractor.

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                                  ARTICLE VIII

                          TERM RENEWAL AND TERMINATION

      8.1 TERM. This Contract shall take effect on August 1, 2003 and shall continue for a period of one year. THIS CONTRACT SHALL RENEW AUTOMATICALLY FOR TWO CONSECUTIVE ONE-YEAR TERMS, UNLESS EITHER PARTY GIVES THE OTHER PARTY WRITTEN NOTICE NINETY (90) DAYS PRIOR TO THE END OF THE THEN-CURRENT TERM. Once either party receives notice of the other party's intent not to renew, such nonrenewal shall be irrevocable.

      8.2 CONTINUING DUTIES IN THE EVENT OF TERMINATION. Upon termination of this Contract, the parties are obligated to perform those duties which remain under this Contract. Such duties include, but are not limited to, payment to Affiliated or non-Affiliated Providers, completion of customer satisfaction surveys, cooperation with medical records review, all reports for periods of operation, including Encounter Data, and retention of records. Termination of this Contract does not eliminate the Contractor's responsibility to the Department for overpayments which the Department determines in a subsequent audit may have been made to the Contractor, nor does it eliminate any responsibility the Department may have for underpayments to the Contractor. The Contractor warrants that if this Contract is terminated, the Contractor shall promptly supply all information in its possession or that may be reasonably obtained, which is necessary for the orderly transition of Enrollees and completion of all Contract responsibilities.

      8.3 TERMINATION WITH AND WITHOUT CAUSE.

          (a) This Contract may be terminated by the Department with cause upon, at least, fifteen (15) days written notice to the Contractor for any reason set forth in Section 1932(e)(4)(A) of the Social Security Act. In the event such notice is given, the Contractor may request in writing a hearing, in accordance with Section 1932 of the Social Security Act by the date specified in the notice. If such a request is made by the date specified, then a hearing under procedures determined by the Department will be provided prior to termination. The Department reserves the right to notify Enrollees of the hearing and its purpose, to inform them that they may disenroll, and to suspend further Enrollment with the Contractor during the pendency of the hearing and any related proceedings.

          (b) This Contract may be terminated by the Department or the Contractor without cause upon sixty (60) days written notice to the other party. Any such date of termination established by the Contractor shall coincide with the last day of a coverage month.

      8.4 TEMPORARY MANAGEMENT. While one or more agencies within the State of Illinois have the authority and retain the power to impose temporary management upon Contractor for repeated violations of the Contract, the Department will exercise its option to terminate the Contract prior to imposing temporary management. This does not preclude other state agencies from exercising such power at their discretion.

      8.5 TERMINATION FOR BREACH OF HIPAA COMPLIANCE OBLIGATIONS. Upon the Department's learning of a material breach of the terms of the HIPAA Compliance Obligations,

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set forth in Attachment III ("HIPAA Compliance Obligations"), incorporated by reference and made a part hereof, the Department shall:

                  (1) provide the Contractor with an opportunity to cure the breach or end the violation, and terminate this Contract if the Contractor does not cure the breach or end the violation within the time specified by the Department; or

                  (2) immediately terminate this Contract if the Contractor has breached a material term of the HIPAA Compliance Obligations and cure is not possible; or

                  (3) report the violation to the Secretary of the U.S. Department of Health and Human Services, if neither termination nor cure by the Contractor is feasible.

      8.6 AUTOMATIC TERMINATION. This Contract may, in the sole discretion of the Department, automatically terminate on a date set by the Department for any of the following reasons:

          (a) refusal by the Contractor to sign an amendment to this Contract as described in Article IX, Section 9.9(c); or

          (b) legislation or regulations are enacted or a court of competent jurisdiction interprets a law so as to prohibit the continuance of this Contract or the Medical Assistance Program; however, this provision shall not apply should KidCare be terminated; or

          (c) funds become unavailable as set forth in Article VII, Section 7.4(b); or

          (d) the Contractor fails to maintain a Certificate of Authority, as required by Article II, Section 2.6.

      8.7 REIMBURSEMENT IN THE EVENT OF TERMINATION. In the event of termination of this Contract, reimbursement for any and all claims for Covered Services rendered to Enrollees prior to the effective termination date shall be the Contractor's responsibility.

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                                   ARTICLE IX

                                  GENERAL TERMS

      9.1 RECORDS RETENTION, AUDITS, AND REVIEWS. The Contractor shall maintain all business, professional and other records in accordance with 45 C.F.R. Part 74, 45 C.F.R. Part 160 and 45 C.F.R. Part 164 subparts A and E, the specific terms and conditions of this Contract, and pursuant to generally accepted accounting and medical practice. The Contractor shall maintain, for a minimum of six (6) years after completion of the Contract and after final payment is made under the Contract, adequate books, records, and supporting documents to verify the amounts, recipients, and uses of all disbursements of funds passing in conjunction with the Contract. If an audit, litigation or other action involving the records is started before the end of the six (6) year period, the records must be retained until all issues arising out of the action are resolved. Failure to maintain the books, records, and supporting documents required by this Section shall establish a presumption in favor of the State for the recovery of any funds paid by the State under the Contract for which adequate books, records, and supporting documentation are not available, in Illinois, to support their purported disbursement.

      The Contract and all books, records, and supporting documents related to the Contract shall be made available, at no charge, in Illinois, by the Contractor for review and audit by the Department, the United States Department of Health and Human Services, the Auditor General or other Authorized Persons. The Contractor agrees to cooperate fully with any such review or audit and to provide full access in Illinois to all relevant materials.

      The Contractor shall provide any information necessary to disclose the nature and extent of all expenditures made under this Contract. Such information must be sufficient to fully disclose all compensation of Marketing personnel pursuant to Article V, Section 5.2(g). The Department, the Auditor General or other Authorized Persons may inspect and audit any financial records of the Contractor or its subcontractors relating to the Contractor's capacity to bear the risk of financial losses.

      The Department, the Auditor General or other Authorized Persons may also evaluate, through inspection or other means, the quality, appropriateness, and timeliness of services performed under this Contract.

      The Department shall perform quality assurance reviews to determine whether the Contractor is providing quality and accessible health care to Enrollees under this Contract. The reviews may include, but are not limited to, a sample review of medical records of Enrollees, Enrollee surveys and examination by consultants or reviews and assessments performed by the Contractor. The specific points of quality assurance which will be reviewed include, but are not limited to:

                  (1) legibility of records

                  (2) completeness of records

                  (3) peer review and quality control provisions

                  (4) utilization review

                  (5) availability, timeliness, and accessibility of care

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                  (6) continuity of care

                  (7) utilization reporting

                  (8) use of services

                  (9) quality and outcomes of medical care

                  (10) quality improvement initiatives

      The Department shall provide for an annual (as appropriate) external independent review of the above that is conducted by a qualified independent entity, such as the Department's EQRO.

      The Department shall adjust future payments or final payments if the findings of a Department audit indicate underpayments or overpayments to the Contractor. If no payments are due and owing to the Contractor, or if the overpayment(s) exceed the amount otherwise due to the Contractor, the Contractor shall immediately refund all amounts which may be due the Department.

      9.2 NONDISCRIMINATION.

          (a) The Contractor shall abide by all Federal and state laws, regulations, and orders that prohibit discrimination because of race, color, religion, sex, national origin, ancestry, age, physical or mental disability, including, but not limited to, the Federal Civil Rights Act of 1964, the Americans with Disabilities Act of 1990, the Federal Rehabilitation Act of 1973, Title IX of the Education Amendments of 1972 (regarding education programs and activities), the Age Discrimination Act of 1975, the Illinois Human Rights Act, and Executive Orders 11246 and 11375. The Contractor further agrees to take affirmative action to ensure that no unlawful discrimination is committed in any manner including, but not limited to, the delivery of services under this Contract.

          (b) The Contractor will not discriminate against Potential Enrollees, Prospective Enrollees, or Enrollees on the basis of health status or need for health services.

          (c) The Contractor may not discriminate against any Provider who is acting within the scope of his/her licensure solely on the basis of that licensure or certification.

          (d) The Contractor will provide each Provider or group of Providers whom it declines to include in its network written notice of the reason for its decision.

          (e) Nothing in subparagraph (c) or (d), above, may be construed to require the Contractor to contract with Providers beyond the number necessary to meet the needs of its enrollees; preclude the Contractor from using different reimbursement amounts for different specialties or for different practitioners in the same specialty; or preclude the Contractor from establishing measures that are designed to maintain quality of services and control costs and are consistent with its responsibilities to enrollees.

      9.3 CONFIDENTIALITY OF INFORMATION. All information, records, data and data elements collected and maintained for the operation of the Plan and pertaining to Providers, Enrollees, applicants for public assistance, facilities, and associations shall be protected by the


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Contractor and the Department from unauthorized disclosure, pursuant to 305 ILCS
5/11.9, 55/11.10, and 5/11.12; 42 U.S.C. 654(2)(b); 42 C.F.R. Part 431, Subpart
F; and 45 C.F.R. Part 303.21.

      9.4 NOTICES. Notices required or desired to be given either party under this Contract, unless specifically required to be given by a specific method, may be given by any of the following methods: 1) United States mail, certified, return receipt requested; 2) a recognized overnight delivery service; or 3) via facsimile. Notices shall be deemed given on the date sent and shall be addressed as follows:

          Contractor:     John Blank, M.D.
                          President and Chief Executive Officer
                          Harmony Health Plan of Illinois Inc.
                          125 South Wacker  Drive, Suite 2600
                          Chicago, IL 60606

          Department:     Illinois Department of Public Aid
                          Kelly Carter, Chief
                          Bureau of Managed Care
                          201 South Grand Avenue East
                          Springfield, Illinois 62763-0001
                          Facsimile: (217) 524-7535

      9.5 REQUIRED DISCLOSURES.

          (a) Conflict of Interest.

              (1) The Contractor, by signing this Contract, covenants that the Contractor is not prohibited from contracting with State on any of the bases provided in 30 ILCS 500/50-13. The Contractor further covenants that it neither has nor shall acquire any interest, public or private, direct or indirect, which conflicts in any manner with the performance of Contractor's services and obligations under this Contract. The Contractor further covenants that it shall not employ any person having such an interest in connection with the Contractors performance hereunder. The Contractor shall be under a continuing obligation to disclose any conflicts to the Department, which shall, in its discretion, determine whether any conflict is cause for the nonexecution or termination of this Contract and any amendments hereto.

              (2) The Contractor will provide information intended to identify any potential conflicts of interest regarding its ability to perform the duties of this Contract through the filing of a disclosure statement upon the execution of this Contract, annually on or before the anniversary date of this Contract, and within thirty-five (35) days of any change occurring or of any request by the Department. The disclosure statement shall contain the following information:

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                  (A) The identities of any Persons that directly or indirectly provide service or supplies to the Medical Assistance Program or KidCare with which the Contractor has any type of business or financial relationship; and

                  (B) A statement describing how the Contractor will avoid any potential conflict of interest with such Persons related to its duties under this Contract.

            (b) Disclosure of Interest. The Contractor shall comply with the disclosure requirements specified in 42 C.F.R. Part 455 including, but not limited to, filing with the Department upon the execution of this Contract and within thirty-five (35) days of a change occurring, a disclosure statement containing the following:

               (1) The name, FEIN and address of each Person With An Ownership Or Controlling Interest in the Contractor and for individuals include home address, work address, date of birth, Social Security number and gender.

               (2) Whether any of the individuals so identified are related to another so identified as the individual's spouse, child, brother, sister or parent.

               (3) The name of any Person With an Ownership or Controlling Interest in the Contractor who also is a Person With an Ownership or Controlling Interest in another managed care organization that has a contract with the Department to furnish services under the Medical Assistance Program or KidCare, and the name or names of the other managed care organization.

               (4) The name and address of any Person With an Ownership or Controlling Interest in the Contractor or who is an agent or employee of the Contractor who has been convicted of a criminal offense related to that Person With an Ownership or Controlling Interest's involvement in any program under Federal law including any program under Titles XVIII, XIX, X or XXI of the Social Security Act, since the inception of such programs.

               (5) Whether any Person identified in subsections (1) through (4) of this section, is currently terminated, suspended, barred or otherwise excluded from participation, or has voluntarily withdrawn as the result of a settlement agreement, in any program under Federal law including any program under Titles XVIII, XIX, XX or XXI of the Social Security Act or has within the last five (5) years been reinstated to participation in any program under Federal law including any program under Titles XVIII, XIX, XX or XXI of the Social Security Act and prior to said reinstatement had been terminated, suspended, barred or otherwise excluded from participation or has voluntarily withdrawn as the result to a settlement agreement in such programs.

               (6) Whether the Medical Director of the Plan is a Person With an Ownership or Controlling Interest.

      9.6 CMS PRIOR APPROVAL. The parties acknowledge that the terms of this Contract and any amendments must receive the prior approval of CMS, and that failure of CMS to

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approve any provision of this Contract will render that provision null and void.
The parties understand and agree that the Department's duties and obligations under this Contract are contingent upon such approval.

      9.7 ASSIGNMENT. This Contract, including the rights, benefits and duties hereunder, shall not be assignable by either party without the prior written consent of the other party.

      9.8 SIMILAR SERVICES. Nothing in this Contract shall prevent the Contractor from performing similar services for other parties. However, the Contractor warrants that at no time will the compensation paid by the Department for services rendered under this Contract exceed the rate the Contractor charges for the rendering of a similar benefit package of services to others in the Contracting Area. The Contractor also warrants that the services it provides to its Enrollees will be as accessible to them (in terms of timeliness, amount, duration and scope) as those services are to nonenrolled Participants within the Contracting Area.

      9.9 AMENDMENTS.

          (a) This Contract may be modified or amended by the mutual consent of both parties at any time during its term. Amendments to this Contract must be in writing and signed by authorized representatives of both parties.

          (b) No change in, addition to or waiver of any term or condition of this Contract shall be binding on the Department or the Contractor unless approved in writing by authorized representatives of both parties.

          (c) The Contractor shall, upon request by the Department and upon receipt of a proposed amendment to this Contract, amend this Contract, if and when required in the opinion of the Department, to comply with federal or State laws or regulations. If the Contractor refuses to sign such amendment by the date specified by the Department, which may not be less than ten (10) business days after receipt, this Contract may terminate as provided in Article VIII,
Section 8.5(a).

      9.10 SANCTIONS. In addition to termination for cause pursuant to Article VIII, Section 8.3(a), the Department may impose sanctions on the Contractor for the Contractor's failure to substantially comply with the terms of this Contract. Monetary sanctions imposed pursuant to this section may be collected by deducting the amount of the sanction from any payments due to the Contractor or by demanding immediate payment by the Contractor. The Department, at its sole discretion, may establish an installment payment plan for payment of any sanction. The determination of the amount of any sanction shall be at the sole discretion of the Department, within the ranges set forth below. Self-reporting by the Contractor will be taken into consideration in determining the sanction amount.

         The Department shall not impose any sanction where the noncompliance is directly caused by the Department's action or failure to act or where a force majeure delays performance by the Contractor. The Department, in its sole discretion, may waive the imposition of sanctions for failures that it judges to be minor or insignificant.

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      Upon determination of substantial non compliance, the Department shall give written notice to the Contractor describing the noncompliance, the opportunity to cure the noncompliance where a cure is allowed under this Contract and the sanction which the Department will impose hereunder.

          (a) Failure to Report or Submit. If the Contractor fails to submit any report or other material required by the Contract to be submitted to the Department, other than Encounter Data, by the date due, the Department will give notice to the Contractor of the late report or material and the Contractor must submit it within thirty (30) days following the notice. If the report or other material has not been submitted within thirty (30) days following the notice, the Department may, at its sole discretion, impose a sanction of $1,000.00 to $5,000.00 for the late report.

          (b) Failure to Submit Encounter Data. If the Department determines that the Contractor has not demonstrated progress towards compliance with the requirements of Article V, Section 5.10(b)(1) regarding Encounter Data, the Department will send the Contractor a notice of non-compliance. If the Contractor does not demonstrate progress towards compliance with these requirements by the end of the thirty (30) day period following the notice, the Department, without further notice, may impose a sanction of $1,000.00 to $5,000.00. At the end of each subsequent period of thirty (30) days in which no demonstrated progress is made towards compliance, the Department may, without further notice, impose an additional sanction of $1,000.00 to $5,000.00.

          (c) Failure to Meet Minimum Standards of Care. If the Department determines that the Contractor has not demonstrated progress towards compliance with the requirements of Article V, Section 5.12 regarding minimum standards of care, the Department will send the Contractor a notice of noncompliance. If the Contractor does not demonstrate progress towards compliance with these requirements by the end of the thirty (30) day period following the notice, the Department, without further notice, may impose a sanction of $1,000.00 to $5,000.00. At the end of each subsequent period of thirty (30) days in which no demonstrated progress is made towards compliance, the Department may, without further notice, impose an additional sanction of $1,000.00 to $5,000.00.

          (d) Imposition of Prohibited Charges. If the Department determines that the Contractor has imposed a charge on an Enrollee that is prohibited by this Contract, the Department may impose a sanction of $1,000.00 to $5,000.00.

          (e) Misrepresentation or Falsification of Information. If the Department determines that the Contractor has misrepresented or falsified information furnished to a Potential Enrollee, Prospective Enrollee, Enrollee, Provider, the Department or CMS, the Department may impose a sanction of $1,000.00 to $5,000.00.

          (f) Failure to Comply with the Physician Incentive Plan Requirements. If the Department determines that the Contractor has failed to comply with the Physician Incentive Plan requirements of Article V, Section 5.6, the Department may impose a sanction of $1,000.00 to $5,000.00.

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          (g) Failure to Meet Access and Provider Ratio Standards. If the
Department determines that the Contractor has not met the Provider to Enrollee access standards established in Article V, Sections 5.12(e) and/or 5.14 the Department will send the Contractor a notice of noncompliance. If the Contractor has not met these requirements by the end of the thirty (30) day period following the notice the Department may, without further notice, (i) impose a sanction of $1,000.00 to $5,000.00, (ii) suspend Enrollment of Potential Enrollees with the Contractor, or (iii) impose both sanctions. At the end of each subsequent period of thirty (30) days in which no demonstrated progress is made towards compliance, the Department may, without further notice, impose additional sanctions of $1,000.00 to $5,000.00.

          (h) Failure to Provide Covered Services. If the Department determines that the Contractor has failed to provide, or arrange to provide, a medically necessary service that the Contractor is required to provide under law on this Contract, the Department may (i) impose a sanction of $5,000.00 to $25,000.00,
(ii) suspend Enrollment of Potential Enrollees with the Contractor, or (iii) impose both sanctions.

          (i) Discrimination Related to Pre-Existing Conditions and/or Medical History. If the Department determines that discrimination has occurred in relation to an Enrollee's pre-existing condition or medical history indicating a probable need for substantial medical services in the future has occurred, the Department may (i) impose a sanction of $5,000.00 to $25,000.00, (ii) suspend Enrollment of Potential Enrollees with the Contractor or (iii) impose both sanctions.

          (j) Pattern of Marketing Failures. Where the Department determines a pattern of Marketing failures, the Department may (i) impose a sanction of $5,000.00 to $25,000.00, (ii) suspend Enrollment of Potential Enrollees with the Contractor, or (iii) impose both sanctions.

          (k) Other Failures. If the Department determines that the Contractor is in substantial noncompliance with any material terms of this Contract or any state or federal laws affecting the Contractors conduct under this Contract, which are not specifically enunciated in this Article IX but which the Department reasonably deems sanctionable, the Department shall provide written notice to the Contractor setting forth the specific failure or noncompliant activity. If the Contractor does not correct the noncompliance within thirty
(30) days of the notice the Department, without further notice, may (i) impose a sanction of $1,000.00 to $5,000.00, (ii) suspend Enrollment of Potential Enrollees with the Contractor, or (iii) impose both sanctions.

      9.11 SALE OR TRANSFER. The Contractor shall provide the Department with the earliest possible actual notice of any sale or transfer of the Contractor's business as it relates to this Contract. If the Contractor is otherwise subject to SEC rules and regulations, actual notice shall be given to the Department as soon as those SEC rules and regulations permit. The Department agrees that any such notice shall be held in the strictest confidence until such sale or transfer is publicly announced or consummated. The Department shall have the right to terminate the Contract and any amendments thereto, without cause, upon notification of such sale or transfer, in accordance with Article VIII, Section 8.3(b).

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\

      9.12 COORDINATION OF BENEFITS FOR ENROLLEES.

          (a) The Department is responsible for the identification of Enrollees with health insurance coverage provided by a third party and ascertaining whether third parties are liable for medical services provided to such Enrollees. Money which the Department receives as a result of these collection activities shall belong to the Department to the extent the Department has incurred any expense or paid any claim and thereafter any excess receipts shall belong to the Contractor, to the extent the Contractor has incurred any expense or paid any claim, as permitted by law.

          (b) The Contractor will conduct a data match for the Department to identify Medical Assistance Program and KidCare Participants with active private health insurance through the Contractor. The Department will assume the reasonable and customary costs of these semi-annual matches. The discovery of a third party liability match will prevent the Department from paying premiums for recipients already covered by the Contractor. The Contractor will further make available to the Department a contact person from whom the Department can request to make third party liability inquiries for the purpose of maintaining accurate eligibility information for these recipients.

          (c) Upon the Department's verification that an Enrollee has third party coverage for major medical benefits, the Department shall disenroll such Enrollee from the Contractor's Plan. Such disenrollment shall be effective the first day of the calendar month no later than three (3) months from the date the disenrollment is entered into the Department's computer system. The monthly Capitation payments shall be adjusted accordingly on the first day of the month the disenrollment is effective. The Contractor shall be notified of the disenrollment on the Prelisting Report.

          (d) The Contractor shall report with the reported Encounter Data any and all third party liability collections it receives so the Department can offset the next month's Capitation payment accordingly.

          (e) The Contractor shall report to the Department any health insurance coverage for Enrollees it discovers at any time.

      9.13 SUBROGATION. In the event an Enrollee is injured by the act or omission of a third party, the Contractor shall have the right to pursue subrogation and recover reimbursement from third parties for all Covered Services the Contractor provided for Enrollee in exchange for the Capitation paid hereunder. Upon receiving payment from the responsible party, the Contractor shall refund to the Department the Capitation payment(s) received on behalf of the Enrollee for the Covered Services involved, and shall be entitled to retain any payments received in excess of that amount.

      9.14 AGREEMENT TO OBEY ALL LAWS. The Contractor's obligations and services hereunder are hereby made and must be performed in compliance with all applicable federal and State laws, including, but not limited to, applicable provisions of 45 C.F.R. Part 74 not hereto specified. In the provision of services under this Contract, the Contractor and its subcontractors shall comply with all applicable Federal and state statutes and regulations, and all amendments

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thereto, that are in effect when this Contract is signed, or that come into effect during the term of this Contract. This includes, but is not limited to Title XIX of the Social Security Act and Title 42 of the Code of Federal Regulations.

      9.15 SEVERABILITY. Invalidity of any provision, term or condition of this Contract for any reason shall not render any other provision, term or condition of this Contract invalid or unenforceable.

      9.16 CONTRACTOR'S DISPUTES WITH OTHER PROVIDERS. All disputes between the Contractor and any Affiliated or non-Affiliated Provider, or between the Contractor and any other subcontractor, shall be solely between such Provider or subcontractor and the Contractor.

      9.17 CHOICE OF LAW. This Contract shall be governed and construed in accordance with the laws of the State of Illinois. Should any provision of this Contract require judicial interpretation, the parties agree and stipulate that the court interpreting or considering this Contract shall not apply any presumption that the terms of this Contract shall be more strictly construed against a party who itself or through its agents prepared this Contract. The parties acknowledge that all parties hereto have participated in the preparation of this Contract either through drafting or negotiation and that each party has had full opportunity to consult legal counsel of choice before execution of this Contract. Any claim against the Department arising out of this Contract must be filed exclusively with the Illinois Court of Claims (as defined in 705 ILCS 505/1) of, if jurisdiction is not accepted by that court, with the appropriate State or federal court located in Sangamon County, Illinois. The State does not waive sovereign immunity by entering into this Contract.

      9.18 DEBARMENT CERTIFICATION. The Contractor certifies that it is not barred from being awarded a contract or subcontract under Section 50-5 of the Illinois Procurement Code (30 ILCS 500/1-1).

      The Contractor certifies that it has not been barred from contracting with a unit of State or local government as a result of a violation of 720 ILCS 5/33-E3 or 5/33-E4.

      9.19 CHILD SUPPORT, STATE INCOME TAX AND STUDENT LOAN REQUIREMENTS. The Contractor certifies that its officers, directors and partners are not in default on an educational loan as provided in 5 ILCS 385/0.01 et seq., and is in compliance with State income tax requirements and with child support payments imposed upon it pursuant to a court or administrative order of this or any state. The Contractor will not be considered out of compliance with this requirement if (a) the Contractor provides proof of payment of past due amounts in full or (b) the alleged obligation of past due amounts is being contested through appropriate court or administrative agency proceedings and the Contractor provides proof of the pendency of such proceedings or (c) the Contractor provides proof of entry into payment arrangements acceptable to the appropriate State agency are entered into. For purposes of this paragraph, a partnership shall be considered barred if any partner is in default.

      9.20 PAYMENT OF DUES AND FEES. The Contractor certifies that it is not prohibited from selling goods or services to the State because it pays dues or fees on behalf of its employees

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or agents or subsidizes or otherwise reimburses them for payment of dues or fees to any club which unlawfully discriminates (see 775 ILCS 25/1 -- 25/3).

      9.21 FEDERAL TAXPAYER IDENTIFICATION. Under penalties of perjury, the Contractor certifies that it has affixed its correct Federal Taxpayer Identification Number on the signature page of this Contract. The Contractor certifies that it is not: 1) a foreign corporation, partnership, limited liability company, estate, or trust; or 2) a nonresident alien individual except for those corporations registered in Illinois as a foreign corporation.

      9.22 DRUG FREE WORKPLACE. The Contractor certifies that it is in compliance with the requirements of 30 ILCS 580/1 et seq., and has completed Attachment II to this Contract.

      9.23 LOBBYING. The Contractor certifies to the best of his knowledge and belief, that:

            (a) No federal appropriated funds have been paid or will be paid by or on behalf of the Contractor, to any Person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with the awarding of any federal contract, the making of any federal loan or grant, the entering into of any cooperative agreement, or the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan, or cooperative agreement.

            (b) If any funds other than Federally appropriated funds have been paid or will be paid to any Person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with this Federal contract, grant, loan, or cooperative agreement, the Contractor shall complete and submit a Federal Standard Form LLL, "Disclosure Form to Report Lobbying," in accordance with its instructions. Such Disclosure Form may be obtained by request from the Illinois Department of Public Aid, Bureau of Fiscal Operations.

            (c) The Contractor shall require that the language of this certification be included in all subcontracts and shall ensure that such subcontracts disclose accordingly.

            This certification is a material representation of fact upon which reliance was placed when this Contract was entered into. Submission of this certification is a prerequisite for making or entering into the transaction imposed by 31 U.S.C. Section 1352. Any person who fails to file the required certification shall be subject to a civil penalty of not less than ten thousand dollars ($10,000.00) and not more than one hundred thousand dollars ($100,000.00) for each such failure.

      9.24 EARLY RETIREMENT. If the Contractor is an individual, the Contractor certifies that he has informed the director of the Department in writing if he was formerly employed by the Department and received an early retirement incentive under Section 14-108.3 or Section 16-133.3 of the Illinois Pension Code (40 ILCS 5/18 et seq.). Contractor acknowledges and agrees that if such early retirement incentive was received, this Contract is not valid unless the official executing the Contract has made the appropriate filing with the Auditor General prior to execution, pursuant to 30 ILCS 105/15a.

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      9.25 SEXUAL HARASSMENT. The Contractor shall have written sexual harassment policies that shall comply with the requirements of 75 ILCS 5/2-105.

      9.26 INDEPENDENT CONTRACTOR. The Contractor is an independent contractor for all purposes under this Contract and is not a Provider as defined by the Public Aid Code and the Administrative Rules. Employees of the Contractor are not employees of the State of Illinois, and are, therefore, not entitled to any benefits provided employees of the State under the Personnel Code and regulations or other laws of the State of Illinois nor are they eligible for indemnity under the State Employee Indemnity Act (5 ILCS 350/1 et seq.) The Contractor shall be responsible for accounting for the reporting of State and Federal Income Tax and Social Security Taxes, if applicable.

      9.27 SOLICITATION OF EMPLOYEES. The Contractor and the Department agree that they shall not, during the term of this Contract and for a period of one
(1) year after its termination, solicit for employment or employ, whether as employee or independent contractor, any person who is or has been employed by the other during the term of this Contract, in a managerial or policy-making role relating to the duties and obligations under this Contract, without written notice to the other. However, should an employee of the Contractor, without the prior knowledge of the management of the Department, take and pass all required employment examinations and meet all relevant employment qualifications, the Department may employ that individual and no breach of this Contract shall be deemed to have occurred. The Contractor shall immediately notify the Department's Ethics Officer in writing if the Contractor solicits or intends to solicit for employment any of the Department's employees during the term of this Contract. The Department will be responsible for keeping the Contractor informed as to the name and address of the Ethics Officer.

      9.28 NONSOLICITATION. The Contractor warrants that it has not employed or retained any company or person, other than a bona fide employee working solely for the Contractor, to solicit or secure this Contract, and that he has not paid or agreed to pay any company or person, other than a bona fide employee working solely for the Contractor, any fee, commission, percentage, brokerage fee, gifts or any other consideration contingent upon or resulting from the award or making of this Contract. For breach or violation of this warranty, the Department shall have the right to annul this Contract without liability, or in its discretion, to deduct from compensation otherwise due the Contractor the commission, percentage, brokerage fee, gift or contingent fee.

      9.29 OWNERSHIP OF WORK PRODUCT. Any documents prepared by the Contractor solely for the Department upon the Department's request or as required under this Contract, shall be the property of the Department, except that the Contractor is hereby granted permission to use, without payment, all such materials as it may desire. Standard documents and reports, claims processing data and Enrollee files and information prepared or maintained by the Contractor in order to perform under this Contract are and shall remain the property of the Contractor, subject to applicable confidentiality statutes; however, the Department shall be entitled to copies of all such documents, reports or claims processing information which relate to Enrollees or services performed hereunder. In the event of any termination of the Contract, the Contractor shall cooperate with the Department in supplying any required data in order to ensure a smooth termination and provide for continuity of care of all Enrollees enrolled with the Contractor.

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Notwithstanding anything to the contrary contained in this Contract, all computer programs, electronic data bases, electronic data processing documentation and source materials collected, developed, purchased or used by the Contractor in order to perform its duties under this Contract, shall be and remain the sole property of the Contractor.

      9.30 BRIBERY CERTIFICATION. By signing this Contract, the Contractor certifies that neither it nor any of its officers, directors, partners, or subcontractors have been convicted of bribery or attempting to bribe an officer or employee of the State of Illinois, nor has the Contractor, its officers, directors, or partners made an admission of guilt of such conduct which is a matter of record, nor has an official, agent, or employee of the Contractor committed bribery or attempted bribery on behalf of the Contractor, its officers, directors, partners or subcontractors and pursuant to the direction or authorization of any responsible official of the Contractor. The Contractor further certifies that it will not subcontract with any subcontractors who have been convicted of bribery or attempted bribery.

      9.31 NONPARTICIPATION IN INTERNATIONAL BOYCOTT. The Contractor certifies that neither it nor any substantially owned Affiliated company is participating or shall participate in an international boycott in violation of the provisions of the U.S. Export Administration Act of 1979 or the regulations of the U.S. Department of Commerce promulgated under that Act.

      9.32 COMPUTATIONAL ERROR. The Department reserves the right to correct any mathematical or computational error in payment subtotals or total contractual obligation. The Department will notify the Contractor of any such corrections.

      9.33 SURVIVAL OF OBLIGATIONS. The Contractor's and the Department's obligations under this Contract that by their nature are intended to continue beyond the termination or expiration of this Contract will survive the termination or expiration of this Contract.

      9.34 CLEAN AIR ACT AND CLEAN WATER ACT CERTIFICATION. The Contractor certifies that it is in compliance with all applicable standards, orders or regulations issued pursuant to the Clean Air Act (42 U.S.C. 7401 et seq.) and the Federal Water Pollution Control Act, as amended (33 U.S.C. 1251 et seq.). The Department shall report violations to the United States Department of Health and Human Services and the appropriate Regional Office of the United States Environmental Protection Agency.

      9.35 NON-WAIVER. Failure of either party to insist on performance of any term or condition of this Contract or to exercise any right or privilege hereunder shall not be construed as a continuing or future waiver of such term, condition, right, or privilege.

      9.36 NOTICE OF CHANGE IN CIRCUMSTANCES. In the event the Contractor, its parent or related corporate entity becomes a party to any litigation, investigation, or transaction that may reasonably be considered to have a material impact on the Contractor's ability to perform under this Contract, the Contractor will immediately notify the Department in writing.

      9.37 PUBLIC RELEASE OF INFORMATION. News releases directly pertaining to this Contract or the services or project to which it relates shall not be made without prior approval by, and in coordination with, the Department, subject however, to any disclosure obligations of the Contractor under applicable law, rule or regulation.

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      The parties will cooperate in connection with media inquiries and in regard to media campaigns or media initiatives involving this project.

      The Contractor shall not disseminate any publication, presentation, technical paper or other information related to the Contractor's duties and obligations under this Contract unless such dissemination has been approved in writing by the Department.

      9.38 PAYMENT IN ABSENCE OF FEDERAL FINANCIAL PARTICIPATION. In addition to any assessment of sanctions, pursuit of actual damages, or termination or nonextension of this Contract, if any failure of the Contractor to meet the requirements, including time frames, of this Contract results in the deferring or disallowance of federal funds from the State, the Department will withhold and retain an equivalent amount from payment(s) to the Contractor until such federal funds are released to the State (at which time the Department will release to the Contractor such funds as the Department was retaining as a result thereof).

      9.39 EMPLOYMENT REPORTING. The Contractor certifies that it shall comply with the requirements of 820 ILCS 405/1801.1, concerning newly hired employees.

      9.40 CERTIFICATION OF PARTICIPATION.

            (a) The Contractor certifies that neither it, nor any employees, partners, officers or shareholders owning at least five percent (5%) of said Contractor is currently barred, suspended or terminated from participation in the Medicaid or Medicare programs, nor are any of the above persons currently under sanction for, or serving a sentence for conviction of any Medicaid or Medicare program offenses.

            (b) If Contractor, any employee, partner, officer or shareholder owning at least five percent (5%) was ever (but is not currently) barred, suspended or terminated from participation in the Medicaid or Medicare programs, or was ever sanctioned for or convicted of any Medicaid or Medicare program offenses, the Contractor must immediately report to the Department in writing, including for each offense, the date the offense occurred, the action causing the offense, the penalty or sentence assessed and the date the penalty was paid or the sentence completed.

      9.41 INDEMNIFICATION. To the extent allowed by law, the Contractor and the Department agree to indemnify, defend and hold harmless the other party, its officers, agents, designees, and employees from any and all claims and losses accruing or resulting in connection with the performance of this Contract which are due to the negligent or willful acts or omission of the other party. In the event either party becomes involved as a party to litigation in connection with services or products provided under this Contract, that party agrees to immediately give the other party written notice. The Party so notified, at its sole election and cost, may enter into such litigation to protect its interests.

      This indemnification is conditioned upon (1) the right of the Department or the Contractor when such party is the indemnifying party pursuant to this
Article IX, Section 9.40 ("indemnifying party") to defend against any such action or claim and to settle, compromise or defend same in the sole discretion of the indemnifying party; (2) receipt of written notice by the indemnifying party as soon as practicable after the party seeking indemnification's first notice of

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an action or claim for which indemnification is sought hereunder; and (3) the full cooperation of the party seeking indemnification in defense or handling of any such action or claim.

      9.42 GIFTS.

            (a) The Contractor and the Contractor's principals, employees, and subcontractors are prohibited from giving gifts to employees of the Department, and are prohibited from giving gifts to, or accepting gifts from, any Person who has a contemporaneous contract with the Department involving duties or obligations related to the Contract.

            (b) The Contractor will provide the Department with advance notice of the Contractor's providing gifts, excluding charitable donations, given as incentives to community-based organizations in Illinois and Participants or KidCare Participants in Illinois to assist the Contractor in carrying out its responsibilities under this Contract.

      9.43 BUSINESS ENTERPRISE FOR MINORITIES, FEMALES AND PERSONS WITH DISABILITIES. The Contractor certifies that it is in compliance with 30 ILCS 575/0.01 et seq., and has completed Attachment IV.

      9.44 NON-DELINQUENCY CERTIFICATION. Contractor certifies that Contractor is not delinquent in the payment of any debt to the State and, therefore, is not barred from being awarded a contract under 30 ILCS 500/50-11. Contractor acknowledges that the Department may declare the Contract void if this certification is false, or if Contractor is determined to be delinquent in the payment of any debt to the State during the term of the Contract.

      IN WITNESS WHEREOF, the Department and the Contractor hereby execute and deliver this Contract effective as of the Effective Date.

                                                        STATE OF ILLINOIS
                                                        DEPARTMENT OF PUBLIC AID

                                                        By: /s/ Barry S. Maram
                                                            --------------------
                                                               Barry S. Maram
                                                                  Director
                                                        Date: 9/11/03

                                                        HARMONY HEALTH PLAN OF
                                                        ILLINOIS, INC.

                                                        BY: /s/ John P. Blank
                                                            --------------------
                                                        Title: President & CEO
                                                        Date: 4/2/03
                                                        FEIN: 36 4050495

                                  ATTACHMENT I

                                   RATE SHEETS

(a)   Contractor Name:    Harmony Health Plan of Illinois, Inc.
      Address:            125 South Wacker Drive, Suite 2600
                          Chicago, IL 60606

(b)    Contracting Area(s) Covered by the Contractor and Enrollment Limit:

        CONTRACTING AREA                             ENROLLMENT LIMIT
        ----------------                             ----------------
St. Clair County, Madison County                         25,000
           Region IV                                    100,000

(c)   Total Enrollment Limit for all Contracting Areas: 125,000

(d)   Threshold Review Levels: St. Clair County, Madison County 20,000

                               Region IV 80,000

(e) Standard Capitation Rates for Enrollees, effective AUGUST 1, 2003 through JULY 31, 2005:

AGE/GENDER MO = MONTH     REGION I (N.W.     REGION II (CENTRAL    REGION III (SOUTHERN      REGION IV (COOK     REGION V (COLLAR
     YR = YEAR            ILLINOIS) PMPM      ILLINOIS) PMPM          ILLINOIS) PMPM          COUNTY) PMPM        COUNTIES) PMPM
     ---------            --------------      ---------------         --------------          ------------        --------------
0-3Mo                       $1,152.25           $1,178.77               $1,242.71               $1,244.64             $854.58
4Mo-1Yr                        127.81              117.63                  165.94                  125.04              108.35
2Yr-5Yr                         63.77               67.81                   71.74                   58.67               56.28
6Yr-13Yr                        72.08               79.78                   75.18                   58.18               57.47
14Yr-20Yr, Male                115.93               35.96                  131.18                   90.67              142.60
14Yr-20Y, Female               148.51               57.40                  155.15                  112.48              119.82
21Yr-44Yr, Male                161.79              216.53                  201.90                  164.23              159.43
21Yr-44Yr, Female              217.61              228.14                  237.13                  185.81              184.20
45Yr+ Male and Female          437.86              486.40                  476.29                  359.61              409.17

(f)   Hospital Delivery Case Rate, effective August 1, 2003 through July 31,
      2005:

Hospital Delivery Case Rate           $3,196.12           $3,104.66           $3,281.22           $3,748.33           $3,276.03
      (per delivery)

                                  ATTACHMENT II

                          DRUG FREE WORKPLACE AGREEMENT

      The Contractor certifies that he/she/it will not engage in the unlawful manufacture, distribution, dispensation, possession, or use of a controlled substance in the performance of the Contract.

CHECK THE BOX THAT APPLIES:

      [ ] This business or corporation does not have twenty-five (25) or more employees.

      [ ] This business or corporation has twenty-five (25) or more employees, and the Contractor certifies and agrees that it will provide a drug free workplace by:

A)    Publishing a statement:

      1) Notifying employees that the unlawful manufacture, distribution, dispensation, possession or use of a controlled substance, including cannabis, is prohibited in the grantee's or Contractor's workplace.

      2) Specifying the actions that will be taken against employees for violations of such prohibition.

      3) Notifying the employees that, as a condition of employment on such contract, the employee will:

            a)    abide by the terms of the statement; and

            b) notify the employer of any criminal drug statute conviction for a violation occurring in the workplace no later than five
                  (5) days after such conviction.

B)    Establishing a drug free awareness program to inform employees about:

      1)    the dangers of drug abuse in the workplace;

      2)    the Contractor's policy of maintaining a drug free workplace;

      3) any available drug counseling, rehabilitation, and employee assistance programs; and

      4) the penalties that may be imposed upon an employee for drug violations.

C) Providing a copy of the statement required by subparagraph (a) to each employee engaged in the performance of the contract or grant and to post the statement in a prominent place in the workplace.

D) Notifying the contracting or granting agency within ten (10) days after receiving notice under part (B) or paragraph (3) of subsection (a) above from an employee or otherwise receiving actual notice of such conviction.

E) Imposing a sanction on, or requiring the satisfactory participation in a drug abuse assistance or rehabilitation program by, any employee who is so convicted, as required by section 5 of the Drug Free Workplace Act, 1992 Illinois Compiled Statute, 30 ILCS 580/5.

F) Assisting employees in selecting a course of action in the event drug counseling, treatment, and rehabilitation is required and indicating that a trained referral team is in place.

G) Making a good faith effort to continue to maintain a drug free workplace through implementation of the Drug Free Workplace Act, 1992 Illinois Compiled Statute, 30 ILCS 580/1 et seq.

      THE UNDERSIGNED AFFIRMS, UNDER PENALTIES OF PERJURY, THAT HE OR SHE IS AUTHORIZED TO EXECUTE THIS CERTIFICATION ON BEHALF OF THE DESIGNATED ORGANIZATION.

                                          HARMONY HEALTH PLAN OF ILLINOIS
                                          --------------------------------------
                                          Printed Name of Organization

                                          /s/ John P. Blank
                                          --------------------------------------
                                          Signature of Authorized Representative

                                          ______________________________________
                                          Requisition/Contract/Grant ID Number

                                          JOHN P. BLANK CEO
                                          --------------------------------------
                                          Printed Name and Title

                                          7/29/03
                                          --------------------------------------
                                          Date

                                 ATTACHMENT III

                          HIPAA COMPLIANCE OBLIGATIONS

      A.    Definitions.

            (1) "Designated Record Set" shall have the same meaning as the term "designated record set" in 45 C.F.R. 164.501.

            (2) "HIPAA" means the federal Health Insurance Portability and Accountability Act, Public Law 104-191.

            (3) "Individual" shall have the same meaning as the term "individual" in 45 C.F.R. 164.501 and shall include a person who qualifies as a personal representative in accordance with 45 C.F.R. 164.502(g).

            (4) "PHI" means Protected Health Information, which shall have the same meaning as the term "protected health information" in 45 C.F.R. 164.501, limited to the information created or received by the Contractor/Provider from or on behalf of the Department.

            (5) "Privacy Rule" shall mean the Standards for Privacy of Individually Identifiable Health Information at 45 C.F.R. Part 160 and 45 C.F.R. Part 164 subparts A and E.

            (6) "Required by law" shall Have the same meaning as the term "required by law" in 45 C.F.R. 164.501.

      B.    Contractor's Permitted Uses and Disclosures.

            (1) Except as otherwise limited by this Contract, the Contractor may use or disclose PHI to perform functions, activities, or services for, or on behalf of, the Department as specified in this Contract provided that such use or disclosure would not violate the Privacy Rule if done by the Department.

            (2) Except as otherwise limited by this Contract, the Contractor may use PHI for the proper management and administration of the Contractor or to carry out the legal responsibilities of the Contractor.

            (3) Except as otherwise limited by this Contract, the Contractor may disclose PHI for the proper management and administration of Contractor, provided that the disclosures are required by law, or the Contractor obtains reasonable assurances from the person to whom the PHI is disclosed that the PHI will remain confidential and used or further disclosed only as required by law or for the purpose for which it was disclosed to the person. The Contractor shall require the person to whom the PHI was disclosed to notify the Contractor of any instances of which the person is aware in which the confidentiality of the PHI has been breached.

                                      III-1

            (4) Except as otherwise limited by this Contract, the Contractor may use PHI to provide data aggregation services to the Department as permitted by 45 C.F.R. 164.504(e)(2)(i)(B).

            (5) The Contractor may use PHI to report violations of law to appropriate federal and state authorities, consistent with 45 C.F.R. 164.502(j)(1).

      C. Limitations on the Contractor's Uses and Disclosures. The Contractor shall:

            (6) Not use or further disclose PHI other than as permitted or required by the Contract or as required by law;

            (7) Use appropriate safeguards to prevent use or disclosure of PHI other than as provided for by this Contract;

            (8) Mitigate, to the extent practicable, any harmful effect that is known to the Contractor of a use or disclosure of PHI by the Contractor in violation of the requirements of this Contract;

            (9) Report to the Department any use or disclosure of PHI not provided for by this Contract of which the Contractor becomes aware;

            (10) Ensure that any agents, including a subcontractor, to whom the Contractor provides PHI received from the Department or created or received by the Contractor on behalf of the Department, agree to the same restrictions and conditions that apply through this Contract to the Contractor with respect to such information;

            (11) Provide access to PHI in a Designated Record Set to the Department or to another individual whom the Department names, in order to meet the requirements of 45 C.F.R. 164.524, at the Department's request, and in the time and manner specified by the Department.

            (12) Make available PHI in a Designated Record Set for amendment and to incorporate any amendments to PHI in a Designated Record Set that the Department directs or that the Contractor agrees to pursuant to 45 C.F.R.
      164.526 at the request of the Department or an individual, and in a time and manner specified by the Department;

            (13) Make the Contractor's internal practices, books, and records, including policies and procedures and PHI, relating to the use and disclosure of PHI received from the Department or created or received by the Contractor on behalf of the Department available to the Department and to the Secretary of Health and Human Services for purposes of determining the Department's compliance with the Privacy Rule;

            (14) Document disclosures of PHI and information related to disclosures of PHI as would be required for the Department to respond to a request by an individual for an accounting of disclosures of PHI in accordance with 45 C.F.R. 165.528;

                                      III-2

            (15) Provide to the Department or to an individual, in a time and manner specified by the Department, information collected in accordance with the terms of this Contract to permit the Department to respond to a request by an individual for an accounting of disclosures of PHI in accordance with 45 C.F.R. 165.528;

            (16) Return or destroy all PHI received from the Department or created or received by the Contractor on behalf of the Department that the Contractor still maintains in any form, and to retain no copies of such PHI, upon termination of this Contract for any reason. If such return or destruction is not feasible, the Contractor shall provide the Department with notice of such purposes that make return or destruction infeasible, and upon the parties' written agreement that return or destruction is infeasible, the Contractor shall extend the protections of the Contracts to the PHI and limit further uses and disclosures to those purposes that make the return or destruction of the PHI infeasible. This provision shall apply equally to PHI that is in the possession of the Contractor and to PHI that is in the possession of subcontractors or agents of the Contractors.

      D.    Department Obligations. The Department shall:

            (17) Provide the Contractor with the Department's Notice of Privacy Practices and notify the Contractor of any changes to said Notice;

            (18) Notify the Contractor of any changes in or revocation of permission by an individual to use or disclose PHI, to the extent that such changes may affect the Contractor's permitted or required uses and disclosures of PHI;

            (19) Notify the Contractor of any restriction to the use or disclosure of PHI that the Department had agreed to in accordance with 45 C.F.R. 165.522, to the extent that such restriction may affect the Contractor's use or disclosure of PHI;

            (20) Not request that the Contractor use or disclose PHI in any manner that would not be permissible under the Privacy Rule if done by the Department.

     E. Interpretation. Any ambiguity in this Contract shall be resolved in favor of a meaning that permits the Department to comply with the Privacy Rule.

                                      III-3

                                  ATTACHMENT IV

                  BUSINESS ENTERPRISE PROGRAM CONTRACTING GOAL

      The Business Enterprise Program Act for Minorities, Females and Persons with Disabilities (30 ILCS 575/1) establishes a goal that not less than 12% of the total dollar amount of State contracts be awarded to businesses owned and controlled by persons who are minority, female or who have disabilities (the percentages are 5%/5%/2% respectively) and have been certified as such ("BEPs"). This goal can be met by contracts let directly to such businesses by the State, or indirectly by the State's contractor ordering goods or services from BEPs when suppliers or subcontractors are needed to fulfill the contract. Call the Business Enterprise Program at 312/814-4190 (Voice & TDD), 800/356-9206 (Toll
Free), or 800/526-0844 (Illinois Relay Center for Hearing Impaired) for a list of certified businesses appropriate for the particular contract.

1. If you are a BEP, please identify which agency certified the business and in what capacity by checking the applicable blanks:

    CERTIFYING AGENCY:                                CAPACITY:
    ------------------                                ---------
[ ] Department of Central Management Services         [ ] Minority
[ ] Women's Business Development Center               [ ] Female
[ ] Chicago Minority Business Development Council     [ ] Person with Disability
[ ] Illinois Department of Transportation             [ ] Disadvantaged
[ ] Other (identify)

2. If the "Capacity" blank is not checked, do you have a written policy or goal regarding contracting with BEPs?

      Yes [ ]       No [X]

      -     If "Yes", please attach a copy.

      - If "No", will you make a commitment to contact BEPs and consider their proposals?

                   Yes [X]       No [ ]

      Will Consider Proposal

3. Do you plan on ordering supplies or services in furtherance of this project from BEPs?

      Yes [ ]        No [X]

      - If "Yes", please identify what you plan to order, the estimated value as a percentage of your total proposal, and the names of the BEPs you plan to use.

      This information is submitted on behalf of HARMONY HEALTH PLAN OF ILLINOIS
                                                 -------------------------------
                                                         (Name of Vendor)

                                                   Name (printed): JOHN P. BLANK
                                                   Title: CEO
                                                   Signature: /s/ John P. Blank
                                                              ------------------
                                                   Date:
                                                         -----------------------

                                  ATTACHMENT V

                      TAXPAYER IDENTIFICATION CERTIFICATION

A.    Contractor certifies that:

      1. The number shown on this form is Contractor's correct taxpayer identification number (or Contractor is waiting for a number to be issued to Contractor); and

      2.    Contractor is not subject to backup withholding because:

            (a)   Contractor is exempt from backup withholding, or

            (b) Contractor has not been notified by the Internal Revenue Service (IRS) that Contractor is subject to backup withholding as a result of a failure to report all interest or dividends, or

            (c) The IRS has notified Contractor that Contractor is no longer subject to backup withholding, and

      3.    Contractor is a U.S. person (including a U.S. resident alien).

B.    Contractor's Name: HARMONY HEALTH PLAN OF ILLINOIS INC.

C.    Contractor's Taxpayer Identification Number:

                  Social Security Number (SSN):________________________________
                                   or
                  Employer Identification Number (EIN): 36.4050495

                  (If Contractor is an individual, enter Contractor's name and SSN as it appears on Contractor's Social Security Card. If Contractor is completing this certification for a sole proprietorship, enter the owner's name followed by the name of the business and the owner's SSN or EIN. For all other entities, enter the name of the entity as used to apply for the entity's EIN and the EIN.)

D.    Contractor's Legal Status (check one):

     [ ] Individual                                   [ ] Governmental
     [ ] Sole Proprietor                              [ ] Nonresident alien
     [ ] Partnership/Legal Corporation                [ ] Estate or trust
     [ ] Tax-exempt                                   [ ] Pharmacy (Non-Corp.)
     [ ] Corporation providing or billing             [ ] Pharmacy/Funeral
     [ ] medical or health care services              [ ] Home/Cemetery (Corp)

     [X] Corporation NOT providing or                 [ ] Other:
         billing medical or health care services

THE UNDERSIGNED AFFIRMS, UNDER PENALTIES OF PERJURY, THAT THE OR SHE IS AUTHORIZED TO EXECUTE THIS CERTIFICATION ON BEHALF OF HARMONY HEALTH PLAN.

/s/ John P. Blank
----------------------
Signature of Authorized Representative

JOHN P. BLANK, M.D.                                       9/2/03
----------------------                                    ------
Printed Name and Title                                    Date
President & CEO

                                    EXHIBIT A

                             QUALITY ASSURANCE (QA)

      1. All services provided by or arranged by the Contractor to be provided shall be in accordance with prevailing professional community standards. The Contractor shall establish a program that systematically and routinely collects data to review that includes quality oversight and monitoring performance and patient results. The program shall include provision for the interpretation of such data to the Contractor's practitioners. The program shall be designed to perform quantitative and qualitative analytical activities to assess opportunities to improve efficiency, effectiveness, appropriate health care utilization and health status and shall be updated no less frequently than annually. The Contractor shall ensure that data received from Providers and included in reports is accurate and complete by (1) verifying the accuracy and timeliness of reported data; (2) screening the data for completeness, logic, and consistency; and (3) collecting service information in standardized formats to the extent feasible and appropriate. The Contractor shall have in effect a program consistent with the utilization control requirements of 42 C.F.R. Part
456. This program will include, when required by the regulations, written plans of care and certifications of need of care.

      2. The Contractor shall establish procedures such that the Contractor shall be able to demonstrate that it meets the requirements of the HMO Federal qualification regulations (42 C.F.R. 417.106) and/or the Medicare HMO/CMP regulations (42 C.F.R. 417.418(c)), as well as the regulations promulgated pursuant to the Balanced Budget Act of 1997 (42 C.F.R. 438.200 et seq.). These regulations require that the Contractor have an ongoing fully implemented Quality Assurance program for health services that:

            a. incorporates practice guidelines that meet the following criteria, and are distributed to Affiliated Providers, as appropriate, and to Enrollees and Potential Enrollees, upon request:

               i. are based on valid and reliable clinical evidence or a consensus of Providers in the particular field;

               ii.   consider the needs of Enrollees;

               iii.  are adopted in consultation with Affiliated Providers; and

               iv.   are reviewed and updated periodically as appropriate.

            b. Monitors the health care services the Contractor provides, including assessing the appropriateness and quality of care;

            c. stresses health outcomes;

            d. provides review by Physicians and other health professionals of the process followed in the provision of health services;

            e. includes fraud control provisions;

            f. establishes and monitors access standards;

            g. uses systematic data collection of performance and patient results, provides interpretation of these data to its practitioners (including, without limitation, patient-specific and aggregate data provided by the Department, such as childhood immunization data, pregnancy status and/or child profile information), and institutes needed changes; and

            h. includes written procedures for taking appropriate remedial action whenever, as determined under the quality assurance program, inappropriate or substandard services have been furnished or services that should have been furnished have not been provided.

      3. The Contractor shall provide to the Department a written description of its Quality Assurance Plan (QAP) for the provision of clinical services (e.g., medical, medically related services and behavioral health services). This written description must meet federal and State requirements:

            a. Goals and objectives -- The written description shall contain a detailed set of QA objectives that are developed annually and include a workplan and timetable for implementation and accomplishment.

            b. Scope -- The scope of the QAP shall be comprehensive, addressing both the quality of clinical care and the quality of non-clinical aspects of service, such as and including: availability, accessibility, coordination, and continuity of care.

            c. Methodology -- The QAP methodology shall provide for review of the entire range of care provided, by assuring that all demographic groups, care settings, (e.g., inpatient, ambulatory, and home care), and types of services (e.g., preventive, primary, specialty care, behavioral health and ancillary services) are included in the scope of the review. Documentation of the monitoring and evaluation plan shall be provided to Department.

            d. Activities -- The written description shall specify quality of care studies and other activities to be undertaken over a prescribed period of time, and methodologies and organizational arrangements to be used to accomplish them. Individuals responsible for the studies and other activities shall be clearly identified in the written workplan and shall be appropriately skilled or trained to undertake such tasks. The written description shall provide for continuous performance of the activities, including tracking of issues over time.

            e. Provider review -- The written description shall document how Physicians licensed to practice medicine in all its branches and other health professionals will be involved in reviewing quality of care and the provision of health services and how feedback to health professionals and the Contractor staff regarding performance and patient results will be provided.

            f. Focus on health outcomes -- The QAP methodology shall address health outcomes; a complete description of the methodology shall be fully documented and provided to Department.

            g. Systematic process of quality assessment and improvement -- The QAP shall objectively and systematically monitor and evaluate the quality, appropriateness of, and timely access to, care and service to members, and pursue opportunities for improvement on an ongoing basis. Documentation of the monitoring activities and evaluation plan shall be provided to the Department.

      4. The Contractor shall provide the Department with the QAP written guidelines which delineate the QA process, specifying:

            a. Clinical areas to be monitored:

                  i. The monitoring and evaluation of clinical care shall reflect the population served by the Contractor in terms of age groups, disease categories, and special risk status, and shall include quality improvement initiatives, as determined appropriate by the Contractor or as required by the Department.

                  ii. The QAP shall, at a minimum, monitor and evaluate care and services in certain priority clinical areas of interest specified by the Department.

                  iii. At its discretion and/or as required by the Department, the Contractor's QAP must monitor and evaluate other important aspects of care and service.

                  iv. At a minimum, the following areas shall be monitored:

                  (a)   for pregnant women:

                        (1)   number of prenatal visits;

                        (2) provision of ACOG recommended prenatal screening tests;

                        (3)   neonatal deaths;

                        (4)   birth outcomes;

                        (5)   length of hospitalization for the mother; and

                        (6)   length of newborn hospital stay for the infant.

                  (b)   for children:

                        (1)   number of well-child visits appropriate for age;

                        (2)   immunization status;

                        (3)   lead screening status;

                        (4)   number of hospitalizations;

                        (5)   length of hospitalizations; and

                        (6) medical management for a limited number of medically complicated conditions as agreed to by the Contractor and Department.

                  (c)   for adults:

                        (1) preventive health care (e.g., initial health history and physical exam; mammography; papanicolaou smear).

                  (d) for medically complicated conditions/chronic care (such conditions specifically including, without limitation, diabetes and asthma):

                        (1) appropriate treatment, follow-up care, and coordination of care for Enrollees of all ages; and

                        (2) identification of Enrollees with special health care needs and processes in place to assure adequate, ongoing assessments, treatment plans developed with the Enrollee's participation in consultation with any specialists caring for the Enrollee, the appropriateness and quality of care, and if approval is required, such approval occurs in a timely manner.

                  (e)   for behavioral health:

                        (1) all areas specified in Paragraph 13 of this Exhibit A.

            b. Use of Quality Indicators -- Quality indicators are measurable variables relating to a specified clinical area, which are reviewed over a period of time to monitor the process of outcomes of care delivered in that clinical area:

                  i. The Contractor shall identify and use quality indicators that are objective, measurable, and based on current knowledge and clinical experience.

                  ii. The Contractor shall document that methods and frequency of data collected are appropriate and sufficient to detect need for program change.

                  iii. For the priority clinical areas specified by Department, the Contractor shall monitor and evaluate quality of care through studies which address, but are not limited to, the quality indicators also specified by Department.

            c. Analysis of clinical care and related services, including behavioral health services:

                  i. Appropriate clinicians shall monitor and evaluate quality through review of individual cases where there are questions about care, and through studies analyzing patterns of clinical care and related service.

                  ii. Multi disciplinary teams shall be used, where indicated, to analyze and address systems issues.

                  iii. Clinical and related service areas requiring improvement shall be identified and documented with a corrective action plan developed and monitored.

            d. Conduct Quality Improvement Projects - Quality Improvement Projects shall be designed to achieve, through ongoing measurements and intervention, significant improvement of the quality of care rendered, sustained over time, and resulting in a favorable effect on health outcome and Enrollee satisfaction. Performance measurements and interventions shall be submitted to the Department annually as part of the QA/UR/PR Annual Report and at other times throughout the year upon request by the Department. If the Contractor implements a Quality Improvement Project that spans more than one (1) year, the Contractor shall report annually the status of such project and the results thus far.

            e. Implementation of Remedial/Corrective Actions -- The QAP shall include written procedures for taking appropriate remedial action whenever, as determined under the QAP, inappropriate or substandard services are furnished, including in the area of behavioral health, or services that should have been furnished were not. Quality assurance actions that result in remedial or corrective actions shall be forwarded by the Contractor to the Department on a timely basis.

            Written remedial/corrective action procedures shall include:

                  i. specification of the types of problems requiring remedial/corrective action;

                  ii. specification of the person(s) or body responsible for making the final determinations regarding quality problems;

                  iii. specific actions to be taken;

                  iv. a provision for feedback to appropriate health professionals, providers and staff;

                  v. the schedule and accountability for implementing corrective actions;

                  vi. the approach to modifying the corrective action if improvements do not occur; and

                  vii. procedures for notifying a Primary Care Provider group that a particular Physician licensed to practice medicine in all its branches is no longer eligible to provide services to Enrollees.

            f. Assessment of Effectiveness of Corrective Actions -- The Contractor shall monitor and evaluate corrective actions taken to assure that appropriate changes have been made. The Contractor shall assure follow-up on identified issues to ensure that actions for improvement have been effective and provide documentation of same.

            g. Evaluation of Continuity and Effectiveness of the QAP:

                  i. The Contractor shall conduct a regular (minimum annual) examination of the scope and content of the QAP to ensure that it covers all types of services, including behavioral health services, in all settings, as required.

                  ii. At the end of each year, a written report on the QAP shall be prepared by the Contractor and submitted to the Department as a component part of the

QA/UR/PR Annual Report identified in Exhibit C, which report shall include, without limitation:

                  (a)   QA/UR/PR Plan

                        (1) Summary of Quality Assurance, Utilization Review, and Peer Review (QA/UR/PR) activities during the fiscal year;

                        (2) Summary of changes in QA/UR/PR Plan that will be reflected in the next fiscal year;

                        (3) Areas of deficiency and recommendations for corrective action;

                        (4) Evaluation of the overall effectiveness of the QAP; and

                        (5)   Detailed Workplan for the next fiscal year

                  (b) Provider Network Adequacy - Application of a geographical mapping software that has been approved by the Department, and identifies and evaluates network:

                        (1)   PCPs;

                        (2)   WHCPs;

                        (3)   Specialists;

                        (4)   Pharmacies;

                        (5) Tertiary care facilities (i.e., perinatal and children's hospitals);

                        (6)   Ancillary services; and

                        (7)   Behavioral health network

                        The report shall include all Providers and each Provider's admitting and, as appropriate, delivery privileges at Affiliated hospitals or, in the alternative, if the Provider does not have such admitting and/or delivery privileges, a detailed description of the written referral agreement with a Provider who is in the Contractor's network and who has such privileges at an Affiliated hospital. The report shall also include the updated Provider Directory and a summary of credentialing/recredentialing and peer review activities.

                  (c)   Outreach and Health Education

                        (1)   Summary and outcomes of outreach activities; and

                        (2) Description of health education initiatives during fiscal year

                  (d) Coordination with Other Service Providers and Care Coordination Activities

                        (1) Description of coordination with other service providers; and

                        (2) Description of care coordination initiatives and outcomes

                  (e)   Studies, Outcomes, and Relevant Statistics

                        (1) Results of medical record reviews and quality studies;

                        (2) Contractor's progress toward meeting the Department's preventive care participation goals as set forth in Article V, Section 5.12 (a), (b), and (c) of the Contract;

                        (3)   Aggregated data on utilization of services;

                        (4)   HEDIS or Department-defined reporting;

                        (5)   Trending and comparison of health outcomes;

                        (6) Outcomes of A-3 iv(a), A-3 iv(b), A-3 iv(c), A-3 iv(d), and A-3 iv(e);

                        (7)   Enrollee Satisfaction Survey analysis; and

                        (8)   Description of the way in which
                              Department-generated data supplied to the
                              Contractor was utilized, accurate, and effective in developing ongoing quality improvement strategies.

                  (f)   Summary of Quality Improvement Activities

                        (1) Quality indicators and methodologies for measuring quality indicators;

                        (2)   Quality improvement activities implemented; and

                        (3)   Results and demonstrated improvements

                  (g)   Monitoring of Delegated Activities

                        (1) Description of the Contractor's oversight and monitoring activities, including a summary of findings relative to each subcontractor's ability to perform the required functions;

                        (2) Summary of deficiencies and quality improvement activities developed as a result of the ongoing monitoring and periodic formal reviews, including the workplan for implementation of the QI activities;

                        (3) Workplan for MCO monitoring of its subcontractors, including schedule for formal reviews

      5. The Contractor shall have a governing body to which the QAP shall be held accountable ("Governing Body"). The Governing Body of the Contractor shall be the Board of Directors or, where the Board's participation with quality improvement issues is not direct, a designated committee of the senior management of the Contractor. This Board of Directors or

Governing Body shall be ultimately responsible for the execution of the QAP. However, changes to the medical quality assurance program shall be made by the chair of the QA Committee.

      Responsibilities of the Governing Body include:

            a. Oversight of QAP -- The Contractor shall document that the Governing Body has approved the overall QAP and an annual QA plan.

            b. Oversight Entity -- The Governing Body shall document that it has formally designated an accountable entity or entities within the organization to provide oversight of QA, or has formally decided to provide such oversight as a committee of the whole.

            c. QAP Progress Reports -- The Governing Body shall routinely receive written reports from the QAP describing actions taken, progress in meeting QA objectives, and improvements made.

            d. Annual QAP Review -- The Governing Body shall formally review on a periodic basis (but no less frequently than annually) a written report on the QAP which includes: studies undertaken, results, subsequent actions, and aggregate data on utilization and quantity of services rendered, to assess the QAP's continuity, effectiveness and current acceptability. Behavioral health shall be included in the Annual QAP Review.

            e. Program Modification -- Upon receipt of regular written reports from the QAP delineating actions taken and improvements made, the Governing Body shall take action when appropriate and direct that the operational QAP be modified on an ongoing basis to accommodate review findings and issues of concern within the Contractor. This activity shall be documented in the minutes of the meetings of the Governing Board in sufficient detail to demonstrate that it has directed and followed up on necessary actions pertaining to Quality Assurance.

      6. The QAP shall delineate an identifiable structure responsible for performing QA functions within the Contractor. This committee or other structure shall have:

            a. Regular Meetings -- The structure/committee shall meet on a regular basis with specified frequency to oversee QAP activities. This frequency shall be sufficient to demonstrate that the structure/committee is following-up on all findings and required actions, but in no case shall such meetings be held less frequently than quarterly. A copy of the meeting summaries/minutes shall be submitted to the Department no later than thirty (30) days after the close of the quarterly reporting period.

            b. Established Parameters for Operating -- The role, structure and function of the structure/committee shall be specified.

            c. Documentation -- There shall be records kept documenting the structure's/committee's activities, findings, recommendations and actions.

            d. Accountability -- The QAP committee shall be accountable to the Governing Body and report to it (or its designee) on a scheduled basis on activities, findings, recommendations and actions.

            e. Membership -- There shall be active participation in the QA committee from Plan Providers, who are representative of the composition of the Plan's Providers. There shall be a majority of Contractor-Affiliated practicing Physicians licensed to practice medicine in all its branches.

      7. There shall be a designated senior executive who will be responsible for program implementation. The Contractor's Medical Director shall have substantial involvement in QA activities and shall be responsible for the required reports.

            a. Adequate Resources -- The QAP shall have sufficient material resources, and staff with the necessary education, experience, or training, to effectively carry out its specified activities.

            b. Provider Participation in the QAP --

                  i. Participating Physicians licensed to practice medicine in all its branches and other Providers shall be kept informed about the written QA plan.

                  ii. The Contractor shall include in all its Provider subcontracts and employment agreements a requirement securing cooperation with the QAP for both Physicians licensed to practice medicine in all its branches and non-physician Providers.

                  iii. Contracts shall specify that hospitals and other subcontractors will allow access to the medical records of its Enrollees to the Contractor.

      8. The Contractor shall remain accountable for all QAP functions, even if certain functions are delegated to other entities. If the Contractor delegates any QA activities to subcontractors:

            a. There shall be a written description of the following: the delegated activities; the delegate's accountability for these activities; and the frequency of reporting to the Contractor.

            b. The Contractor shall have written procedures for monitoring and evaluating the implementation of the delegated functions and for verifying the actual quality of care being provided.

            c. There shall be evidence of continuous and ongoing evaluation of delegated activities, including approval of quality improvement plans and regular specified reports, as well as a formal review of such activities conducted on no less than an annual basis.

            d. If the Contractor or subcontractor identifies deficiencies or areas requiring improvement, the Contractor and subcontractor shall take corrective action and implement a quality improvement initiative, as appropriate.

      9. The QAP shall contain provisions to assure that Physicians licensed to practice medicine in all its branches and other health care professionals, who are licensed by the State and who are under contract with the Contractor, are qualified to perform their services and credentialed by the Contractor. Recredentialing shall occur at least once every three (3) years. The Contractor's written policies shall include procedures for selection and retention of Physicians and other Providers.

      10. The Contractor shall put a basic system in place which promotes continuity of care and case management. The Contractor shall provide documentation on:

            a. Monitoring the quality of care across all services and all treatment modalities.

            b. Studies, reports, protocols, standards, worksheets, minutes, or such other documentation as may be appropriate, concerning its QA activities and corrective actions and make such documentation available to the Department upon request.

      11. The findings, conclusions, recommendations, actions taken, and results of the actions taken as a result of QA activity, shall be documented and reported to appropriate individuals within the organization and through the established QA channels. The Contractor shall document coordination of QA activities and other management activities.

            a. QA information shall be used in recredentialing, recontracting and/or annual performance evaluations.

            b. QA activities shall be coordinated with other performance monitoring activities, including utilization management, risk management, and resolution and monitoring of member complaints and grievances.

            c. There shall be a linkage between QA and the other management functions of the Plan such as:

                  i. network changes;

                  ii. benefits redesign;

                  iii. medical management systems (e.g., pre-certification);

                  iv. practice feedback to Physicians licensed to practice medicine in all its branches; and

                  v. patient education.

            d. In the aggregate, without reference to individual Physicians licensed to practice medicine in all its branches or Enrollee identifying information, all Quality Assurance findings, conclusions, recommendations, actions taken, results or other documentation relative to QA shall be reported to Department on a quarterly basis or as requested by the Department. The

Department shall be notified of any Physician licensed to practice medicine in all its branches terminated from a subcontract with the Contractor for a quality of care issue.

      12. The Contractor shall, at the direction of the Department, cooperate with the external, independent quality review process conducted by the EQRO. The Contractor shall address the findings of the external review through its Quality Assurance program by developing and implementing performance improvement goals, objectives and activities, which shall be documented in the next quarterly report submitted by the Contractor following the EQRO's findings.

      13. The Contractor shall, through its behavioral health subcontractor or program and its internal QAP, monitor the quality of behavioral health services it provides. Areas to be monitored include:

            a. behavioral health network adequacy;

            b. Enrollee access to timely behavioral health services through self-referral, PCP/specialist referral, MCO referral, CBHP referral, or referral by other entities;

            c. an individual plan or treatment and provision of appropriate level of care;

            d. coordination of care between the CBHPs, MCO behavioral health subcontractor, and the Primary Care Provider

            e. provision of follow-up services and continuity of care;

            f. involvement of the Primary Care Provider in aftercare to the extent possible, ensuring client confidentiality protections provided under law;

            g. member satisfaction with access to and quality of behavioral health services; and

            h. behavioral health service utilization, as set forth in the following chart, reported quarterly to the Department in a format agreed to by the MCOs and Department:

SUBSTANCE ABUSE/CHEMICAL DEPENDENCY:            MENTAL HEALTH:
------------------------------------            --------------
Inpatient (Rehab):                              Acute Inpatient Psychiatric Admission:
Number of Admits                                Number of Admits
Admits/1000 Beneficiaries                       Admits/1000 Beneficiaries
Number of Days of Care                          Number of Days of Care
Days/1000 Beneficiaries                         Days/1000 Beneficiaries
Average Length of Stay (ALOS)                   ALOS

Inpatient (Detox):
Number of Admits
Admits/1000 Beneficiaries

Number of Days of Care
Days/1000 Beneficiaries
ALOS

Partial (Day/Night) Treatment:                  Partial (Day/Night) Treatment:
Number of Admits                                Number of Admits
Admits/1000 Beneficiaries                       Admits/1000 Beneficiaries
Number of Days of Care                          Number of Days of Care
Days/1000 Beneficiaries                         Days/1 000 Beneficiaries
ALOS                                            ALOS

Intensive Outpatient Program:                   Intensive Outpatient Program:
Number of Outpatients                           Number of Outpatients
Outpatients/1000 Beneficiaries                  Outpatients/1000 Beneficiaries
Number of Days of Care                          Number of Days of Care
Days/1000 Beneficiaries                         Days/1000 Beneficiaries
ALOS                                            ALOS

Outpatient:                                     Outpatient:
Number of Outpatients                           Number of Outpatients
Outpatients/ 1000 Beneficiaries                 Outpatients/1000 Beneficiaries
Number of Outpatient Sessions                   Number of Outpatient Sessions
Average Number of Sessions                      Average Number of Sessions

Follow-up:                                      Follow-up:
Number of Discharges with Follow-up Care        Number of Discharges with Follow-up Care
Plan and Treatment                              Plan and Treatment


The provision of behavioral health services and appropriate risk assessment and referral shall be included in the Contractor's medical record review processes and considered for a clinical evaluation study as further described in Exhibit B, Utilization Review/Peer Review.

      14. The Contractor shall perform and report the quality and utilization measures identified in the following chart, as directed by the Department. The Contractor shall not modify the reporting methodology prescribed by the Department without first obtaining the Department's written approval.

BEGINNING CONTRACT YEAR   INDICATOR                                                                  METHODOLOGY
-----------------------   ---------                                                                  -----------
Year 1                    Effectiveness of Care: Childhood Immunization Status                       HEDIS or Department-defined
Year 1                    Effectiveness of Care: Breast Cancer Screen                                HEDIS
Year 1                    Effectiveness of Care: Cervical Cancer Screening                           HEDIS
Year 1                    Access/Availability of Care: Adult access to Preventive/Ambulatory         HEDIS
                          Health Services

Year 1                    Use of Services: Well Child Visits during first 15 months of life          HEDIS or Department-defined
Year 1                    Use of Services: Well Child Visits in the Third, Fourth, Fifth, and        HEDIS or Department-defined
                          Sixth years of lift
Year 1                    Use of Services: Adolescent Well Care Visits                               HEDIS or Department-defined
Year 1                    Use of Services: Mental Health Utilization (percentage of                  HEDIS or Department-defined
                          Enrollees receiving inpatient, day/night, and ambulatory
                          services)
Year 1                    Use of Services: Mental Health Utilization (inpatient discharges and       HEDIS or Department-defined
                          average length of stay)
Year 1                    Effectiveness of Care: Follow-up after hospitalization                     HEDIS or Department-defined
                          for mental illness
Year 1                    Use of Services: Chemical Dependency Utilization (percentage of            HEDIS or Department-defined
                          Enrollees receiving inpatient, day/night ambulator services)
Year 1                    Use of Services: Chemical Dependency Utilization (inpatient                Department-defined
                          discharges and average length of stay)
Year 1                    Chemical Dependency Follow up                                              HEDIS or Department-defined
Year 1                    Enrollee Satisfaction Survey                                               HEDIS CAHPS-like, or Department
                                                                                                     prior-approved alternative
                                                                                                     survey tool and methodology
Year 2                    Use of Services: Frequency of Ongoing Prenatal Care                        HEDIS
Year 2                    Access/Availability of Care: Prenatal and Postpartum Care                  HEDIS
Year 2                    Use of Services: Births and Average Length of Stay, Newborns               HEDIS
Year 2                    Use of Services: Discharges and Average Length of Stay - Maternity Care    HEDIS
Year 2                    Effectiveness of Care: Use of Appropriate Medications for                  HEDIS
                          Enrollees with Asthma
Year 2                    Effectiveness of Care: Comprehensive Diabetes Care                         HEDIS
Year 3                    Effectiveness of Care: Advising Smokers to Quit                            HEDIS
Year 3                    Effectiveness of Care: Controlling High Blood Pressure                     HEDIS
Year 3                    Effectiveness of Care: Chlamydia Screening in Women                        HEDIS

      15. The Contractor shall monitor other performance measures as required by CMS in accordance with notification by the Department

                                    EXHIBIT B

                         UTILIZATION REVIEW/PEER REVIEW

      1. The Contractor shall have a utilization review and peer review committee(s) whose purpose will be to review data gathered and the appropriateness and quality of care. The committee(s) shall review and make recommendations for changes when problem areas are identified and report suspected Fraud and Abuse in the Medical Assistance Program to the Department's Office of Inspector General. The committees shall keep minutes of all meetings, the results of each review and any appropriate action taken. A copy of the minutes shall be submitted to the Department no later than thirty (30) days after the close of the quarterly reporting period. At a minimum, these programs must meet all applicable federal and State requirements for utilization review. The Contractor and Department may further define these programs.

      2. The Contractor shall implement a Utilization Review Plan, including peer review. The Contractor shall provide the Department with documentation of its utilization review process. The process shall include:

            a. Written program description -- The Contractor shall have a written utilization management program description which includes, at a minimum, procedures to evaluate medical necessity criteria used and the process used to review and approve the provision of medical services.

            b. Scope -- The program shall have mechanisms to detect under-utilization as well as over-utilization.

            c. Preauthorization and concurrent review requirements -- For organizations with preauthorization and concurrent review programs:

                  i. Have in effect mechanisms to ensure consistent application of review criteria for authorization decisions;

                  ii. Utilize practice guidelines that have been adopted, pursuant to

      Exhibit A

                  iii. review decisions shall be supervised by qualified medical professionals and any decision to deny a service authorization request or to authorize a service in an amount, duration or scope that is less than requested must be made by a health care professional who has appropriate clinical expertise in treating the Enrollee's condition or disease;

                  iv. efforts shall be made to obtain all necessary information, including pertinent clinical information, and consultation with the treating Physician licensed to practice medicine in all its branches as appropriate;

                  v. the reasons for decisions shall be clearly documented and available to the Enrollee and the requesting Provider, provided, however, that any decision to deny a service request or to authorize a service in an amount, duration or scope that is less than requested shall be furnished in writing to the Enrollee;

                  vi. there shall be written well-publicized and readily available appeals mechanisms for both Providers and patients;

                  vii. decisions and appeals shall be made in a timely manner as required by the circumstances of the situation and shall be made in accordance with the timeframes specified in the Contract for standard and expedited authorizations;

                  viii. there shall be mechanisms to evaluate the effects of the program using data on member satisfaction, provider satisfaction or other appropriate measures;

                  ix. if the organization delegates responsibility for utilization management, it shall have mechanisms to ensure that these standards are met by the delegate.

      3. The Contractor further agrees to review the utilization review procedures, at regular intervals, but no less frequently than annually, for the purpose of amending same, as necessary in order to improve said procedures. All amendments must be approved by the Department. The Contractor further agrees to supply the Department and/or its designee with the utilization information and data, and reports prescribed in its approved utilization review system or the status of such system. This information shall be furnished upon request by the Department.

      4. The Contractor shall establish and maintain a peer review program approved by the Department to review the quality of care being offered by the Contractor, employees and subcontractors. This program shall provide, at a minimum, the following:

            a. A peer review committee comprised of Physicians licensed to practice medicine in all its branches, formed to organize and proceed with the required reviews for both the health professionals of the Contractor's staff and any contracted Providers which include:

                  i. A regular schedule for review;

                  ii. A system to evaluate the process and methods by which care is given; and

                  iii. A medical record review process.

            b. The Contractor shall maintain records of the actions taken by the peer review committee with respect to providers and those records shall be available to the Department upon request.

            c. A system of internal medical review, including behavioral health services, medical evaluation studies, peer review, a system for evaluating the processes and outcomes of care, health education, systems for correcting deficiencies, and utilization review.

            d. At least two medical evaluation studies must be completed yearly that analyze pressing problems identified by the Contractor, the results of such studies and appropriate action taken. One of the studies may address an administrative problem noted by the Contractor and one may address a clinical problem or diagnostic category. One brief follow-up study shall take place for each medical evaluation study in order to assess the actual effect of any action taken.

      5. The Contractor further agrees to review the peer review procedures, at regular intervals, but no less frequently than annually, for the purpose of amending same in order to improve said procedures. All amendments must be approved by the Department. The Contractor further agrees to supply the Department and/or its designee with the information and reports related to its peer review program upon request.

      6. The Department may request that peer review be initiated on specific providers.

      7. The Department will conduct its own peer reviews at its discretion.

                                    EXHIBIT C

                   SUMMARY OF REQUIRED REPORTS AND SUBMISSIONS

      Report names, information submission requirements and corresponding frequencies are listed herein. These shall be due to the Department no later than thirty (30) days after the close of the reporting period unless otherwise stated. Reports and submissions include hard copy reports and/or any electronic medium as designated by the Department.

      Report frequencies are defined as follows:

      Annually   -  The State fiscal year of July 1 - June 30.
      Quarterly  -  The last day of the fiscal quarter grouped as: J/A/S
                    (1st (qtr)), 0/N/D (2nd (qtr)), J/F/M (3rd (qtr)), and A/M/J
                    (4th (qtr)).
      Monthly    -  The last day of a calendar month.

                                                                                                     DPA PRIOR
NAME OF REPORT/SUBMISSION                          FREQUENCY                                         APPROVAL
-------------------------                          ---------                                         --------
ADMINISTRATIVE

Disclosure Statements                              Initially, Annually, on request and as changes       No
                                                   occur

Encounter Data Report                              Monthly, no later than 120 days after the            No
                                                   close of the reporting period

Financial Reports                                  Concurrent with submissions to Department of         No
                                                   Insurance

Report of Transactions with Parties of Interest    Annually                                             No

ENROLLEE MATERIALS

Certificate or Document of Coverage and            Initially and as revised                             Yes
Any Changes or Amendments

Enrollee Handbook                                  Initially and as revised                             Yes

Identification Card                                Initially and as revised                             Yes

Provider Directory                                 Initially and annually                               Yes (only
                                                                                                        initially)

                        [Remainder of table on next page]

FRAUD/ABUSE

Fraud and Abuse Report                             Immediately upon identification or knowledge of       N/A
                                                   suspected Fraud, Abuse, or misconduct; or
                                                   quarterly certification, due 30 days after the
                                                   close of the quarter, that no Fraud, Abuse, or
                                                   misconduct was identified during the quarter

MARKETING

Marketing Allegation Investigation Disclosure      Monthly, on the first day of each month               No

Marketing Allegation Notification                  Weekly                                                No

Marketing Materials and Information                Initially and as revised                              Yes

Marketing Plans and Procedures                     Initially and as revised                              Yes

Marketing Representative Listing                   Monthly, on the first day of each month               No

Marketing Representative Termination Notification  As they occur                                         No

Marketing at Site Permission Statement             Annually                                              No

Marketing at Site Schedule                         Monthly, on the first day of each month               No

Marketing Training Manuals                         Initially and as revised                              Yes

Marketing Training Schedule and Agenda             Quarterly, 2 weeks prior to the beginning of each     No
                                                   quarter, and as revised

                        [Remainder of table on next page]

PROVIDER NETWORK

Enrollee Site Transfer                             As each occurs                                        No

New Site Provider Affiliation File (electronic)    Initially, and as new sites/PCPs are added            Yes

Provider Affiliation with Site Report              Monthly, on the first day of each month               No

Site/PCP Approvals (paper format-A&B forms)        Initially, and as new sites/PCPs are added            Yes

Site Terminations                                  As each occurs                                        No

QUALITY ASSURANCE/MEDICAL

Grievance Procedures                               Initially and as revised                              Yes

Network/Provider Ratio Report                      Quarterly                                             N/A

QA/UR/PR Annual Report                             Annually, no later than 60 days after close of        N/A
                                                   reporting period

Behavioral Health Report                           Quarterly, no later than 60 days after close          N/A
                                                   of reporting period

QA/UR/PR Committee Meeting Minutes                 Quarterly                                             No

Quality Assurance, Utilization Review and Peer     Initially and as revised                              Yes
Review Plan (includes health education plan)

Summary of Grievances and Resolutions and          Quarterly                                             N/A
External Independent Reviews and Resolutions

SUBCONTRACTS AND PROVIDER AGREEMENTS

Copies of Executed Subcontractor Agreements        Upon request                                          N/A

Model Subcontractor Agreements                     Initially and as revised                              N/A

                                    EXHIBIT D

                 ENCOUNTER DATA FORMAT REQUIREMENTS

REQUIREMENTS PRIOR TO HIPAA IMPLEMENTATION (BEFORE OCTOBER 16,2003)

Illinois Medicaid UB92 Billing Specification

      (Approved by the Illinois UB92 Billing Committee)

CMS National Standard Format for non-institutional claims

IDPA Direct Tape format for pharmacy claims

REQUIREMENTS AFTER HIPAA IMPLEMENTATION (ON AND AFTER OCTOBER 16,2003)

837I - Health Care Claim: Institutional

837P - Health Care Claim: Professional

NCPDP 1.1 Batch - Pharmacy

835 - Health Care Claim Payment/Advice

        [ILLINOIS DEPARTMENT LOGO]         Illinois Department of Public Aid

                                           201 South Grand Avenue East
                                           Springfield, Illinois 62763-0001

      ROD R. BLAGOJEVICH, GOVERNOR         TELEPHONE: (217) 524-7478
            BARRY S. MARAM, DIRECTOR       TTY: (800) 526-5812

June 30, 2004

John Blank, M.D.
President and CEO
Harmony Health Plan
125 South Wacker Drive, Suite 2600
Chicago, Illinois 60606

Dear Dr. Blank:

Please find attached for your files one original executed copy of Amendment #1 to the August 1, 2004 Contract for Furnishing Health Services by a Health Maintenance Organization. This amendment is effective September 1, 2003.

If you have any questions, please feel free to contact me at (217) 524-7478.

Sincerely,

/s/ Kelly Carter
-----------------------------
Kelly Carter, Chief
Bureau of Contract Management

Attachment

E-Mail: dpawebmaster@state.il.us            Internet:http://www.state.il.us/dpa/

                                STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

             AMENDMENT #1 TO CONTRACT FOR FURNISHING HEALTH SERVICES
                         BY A MANAGED CARE ORGANIZATION

                                2004-024-001-KA1

      It is hereby agreed by and between the parties that the Contract for Furnishing Health Services by a Managed Care Organization between the State of Illinois, Department of Public Aid (Department), and Harmony Health Plan, a health maintenance organization (Contractor), such Contract being effective on August 1, 2003 is amended pursuant to Article IX as set forth herein. This Amendment shall be effective September 1, 2003.

Attachment I shall be deleted and replaced by the attached First Amended Attachment I. Each reference to Attachment I in the Contract shall be replaced with a reference to First Amended Attachment I.

IN WITNESS WHEREOF, the Department and the Contractor hereby execute and deliver this Amendment, effective as of the date indicated above.

STATE OF ILLINOIS                                  CONTRACTOR
DEPARTMENT OF PUBLIC AID
                                                   By: [ILLEGIBLE]
By: /s/ Barry S. Maram                                 -------------------------
    ----------------------
    Barry Maram

Title: Director
                                                   Title: CEO
Date: 6/4/04
                                                   Date: [ILLEGIBLE]

                                                   FEIN: 36-4050495

                           FIRST AMENDED ATTACHMENT I

                                   RATE SHEETS

(a)   Contractor Name:    Harmony Health Plan of Illinois, Inc.
      Address:            125 South Wacker Drive, Suite 2600
                          Chicago, IL   60606

(b)   Contracting Area(s) Covered by the Contractor and Enrollment Limit:

            CONTRACTING AREA                       ENROLLMENT LIMIT
            ----------------                       ----------------
The following counties in Region III:                     50,000
Jackson (effective 09/01/03)
Madison
Perry (effective 09/01/03)
Randolph (effective 09/01/03)
St. Clair
Washington (effective 09/01/03)
Williamson (effective 09/01/03)
Region IV                                                100,000

(c)   Total Enrollment Limit for all Contracting Areas: 150,000

(d)   Threshold Review Levels:     Counties listed above in Region III   40,000

                                   Region IV                             80,000

(e) Standard Capitation Rates for Enrollees, effective AUGUST 1, 2003 through JULY 31,2005:

     AGE/GENDER
     MO = MONTH           REGION I (N.W.     REGION II (CENTRAL    REGION III (SOUTHERN      REGION IV (COOK     REGION V (COLLAR
     YR = YEAR            ILLINOIS) PMPM      ILLINOIS) PMPM          ILLINOIS) PMPM          COUNTY) PMPM        COUNTIES) PMPM
     ---------            --------------      ---------------         --------------          ------------        --------------
0-3 Mo                    $ 1,152.25           $ 1,178.77              $ 1,242.71             $ 1,244.64             $ 854.58
4Mo-l Yr                      127.81               117.63                  165.94                 125.04               108.35
2Yr-5Yr                        63.77                67.81                   71.74                  58.67                56.28
6Yr-13Yr                       72.08                79.78                   75.18                  58.18                57.47
14Yr-20Yr, Male               115.93               135.96                  131.18                  90.67               142.60
14Yr-20Y, Female              148.51               157.40                  155.15                 112.48               119.82
21Yr-44Yr, Male               161.79               216.53                  201.90                 164.23               159.43
2lYr-44Yr, Female             217.61               228.14                  237.13                 185.81               184.20
45Yr+ Male and Female         437.86               486.40                  476.29                 359.61               409.17

(f)   Hospital Delivery Case Rate, effective AUGUST 1, 2003 through JULY 31,
      2005:

Hospital Delivery Case Rate          $3,196.12             $3,104.66         $3,281.22           $3,748.33      $3,276.03
       (per delivery)

        [ILLINOIS DEPARTMENT LOGO]         Illinois Department of Public Aid

                                           201 South Grand Avenue East
                                           Springfield, Illinois 62763-0001

      ROD R. BLAGOJEVICH, GOVERNOR         TELEPHONE: (217) 524-7478
            BARRY S. MARAM, DIRECTOR       TTY: (800) 526-5812

July 16, 2004

John Blank, M.D.
President and CEO
Harmony Health Plan
125 South Wacker Drive, Suite 2600
Chicago, Illinois 60606

Dear Dr. Blank:

Please find attached for your files one original executed copy of Amendment #2 to the August 1, 2004 Contract for Furnishing Health Services by a Health Maintenance Organization. This amendment is effective March 15, 2004.

If you have any questions, please feel free to contact me at (217) 524-7478.

Sincerely,

/s/ Kelly Carter
-----------------------------
Kelly Carter, Chief
Bureau of Contract Management

Attachment

Email:dpawebmaster@state.il.us              Internet:http://www.state.il.us/dpa/

                                STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

                             AMENDMENT NO. 2 TO THE
                     CONTRACT FOR FURNISHING HEALTH SERVICES
                                      BY A
                            MANAGED CARE ORGANIZATION
                                 2004-24-001-KA2

WHEREAS, the parties to the Contract for Furnishing Health Services by a Managed Care Organization ("CONTRACT"), the ILLINOIS DEPARTMENT OF PUBLIC AID, 201 South Grand Avenue East, Springfield, Illinois 62763-0001 (herein referred to as "Department"), acting by and through its Director, and HARMONY HEALTH PLAN, 125 South Wacker Drive, Chicago, Illinois 60606 (hereinafter referred to as "Contractor"), desire to amend the CONTRACT; and

WHEREAS, pursuant to Article 9, Section 9.9 (a) of the CONTRACT, the CONTRACT may be modified or amended by the mutual consent of the parties;

NOW THEREFORE, the CONTRACT shall be amended as follows:

      1.    Article 3, is amended by replacing the last sentence of paragraph
            3.4 with the following sentence.

            Should the Department agree in writing to the expansion request, the Department's approval letter including an amended Attachment I shall be incorporated in and become part of the Contract.

      All other terms and conditions of the CONTRACT shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have hereunto caused this agreement to amend the CONTRACT to be executed by their duly authorized representatives, effective March 15, 2004.

DEPARTMENT OF PUBLIC AID                           CONTRACTOR

By: /s/ Barry S. Maram                             By: /s/ John Blank
    ----------------------                             -------------------------
    Barry S. Maram

                                                   Printed Name: John Blank

Title: Director                                    Title: CEO

Date: 6/17/04                                      Date: 4/6/04

                                                   FEIN: 36-4050495